Pursuant to Rule 433
                                                         File No.: 333-127620-16


                     GSAMP 2006-HE1 FREE WRITING PROSPECTUS

                    IMPORTANT NOTICE REGARDING THE CONDITIONS
                  FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

                STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including the prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange Commission website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., the underwriter, for this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-323-5678.

The registration statement referred to above (including the prospectus) is incorporated in this free writing prospectus by reference and may be accessed by clicking on the following hyperlink: http://sec.gov/Archives/edgar/data/807641/ 000091412105002050/0000914121-05-002050.txt.

     IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

The information in this free writing prospectus is preliminary and subject to completion or change. The information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or the solicitation of an offer to purchase these securities, nor will there be any sale of these securities in any jurisdicton where that offer, solicitation or sale is not permitted.

              THIS FREE WRITING PROSPECTUS IS SUBJECT TO COMPLETION
                          AND IS DATED JANUARY 23, 2006

    Free Writing Prospectus Supplement to Prospectus Dated November 17, 2005

                                  $903,589,200
                                (Approximate)(1)

               Mortgage Pass-Through Certificates, Series 2006-HE1

                              GSAMP Trust 2006-HE1
                                 Issuing Entity

                          GS Mortgage Securities Corp.
                                    Depositor

                         Goldman Sachs Mortgage Company
                                     Sponsor

                            Litton Loan Servicing LP
                                    Servicer

--------------------------------------------------------------------------------

Consider carefully the Risk Factors beginning on page S-15 in this prospectus supplement and page 2 in the accompanying prospectus.

The certificates will represent interests in GSAMP Trust 2006-HE1 and will not represent interests in or obligations of GS Mortgage Securities Corp., the underwriter, the servicer, Goldman Sachs Mortgage Company, the trustee or any of their respective affiliates.

This prospectus supplement may be used to offer and sell the offered certificates only if accompanied by the prospectus. The following securities are being offered:

--------------------------------------------------------------------------------

         Approximate
        Initial Class
          Principal     Pass-Through                        Ratings
Class    Balance(1)         Rate            Type         (S&P/Moody's)
-----   -------------   ------------   ---------------   -------------
 A-1    $ 212,804,000   Variable(2)        Senior           AAA/Aaa
A-2A    $ 301,537,000   Variable(3)        Senior           AAA/Aaa
A-2B    $  85,916,000   Variable(4)        Senior           AAA/Aaa
A-2C    $  95,933,000   Variable(5)        Senior           AAA/Aaa
A-2D    $  30,082,000   Variable(6)        Senior           AAA/Aaa
 M-1    $  38,378,000   Variable(7)      Subordinate        AA+/Aa1
 M-2    $  35,464,000   Variable(8)      Subordinate        AA/Aa2
 M-3    $  21,375,000   Variable(9)      Subordinate        AA-/Aa3
 M-4    $  18,946,000   Variable(10)     Subordinate         A+/A1
 M-5    $  17,975,000   Variable(11)     Subordinate         A/A2
 M-6    $  16,031,000   Variable(12)     Subordinate         A-/A3
 M-7    $  15,546,000   Variable(13)     Subordinate        A-/Baa1
 M-8    $  13,602,000   Variable(14)     Subordinate        A-/Baa2
  R     $          50     N/A(15)      Senior/Residual      AAA/N/A
 RC     $         100     N/A(15)      Senior/Residual      AAA/N/A
 RX     $          50     N/A(15)      Senior/Residual      AAA/N/A

----------

Footnotes appear on the following page.

Each class of certificates will receive monthly distributions of interest, principal or both, commencing on February 25, 2006.

   Assets of the Issuing Entity--

   o Fixed- and adjustable-rate subprime mortgage loans secured by first or second lien mortgages or deeds of trust on residential real properties.

   Credit Enhancement--

   o Subordination of the subordinate certificates to the senior certificates as described in this prospectus supplement under "Description of the Certificates--Distributions of Interest and Principal"; and

   o Excess interest and overcollateralization as described in this prospectus supplement under "Description of the Certificates--Overcollateralization Provisions.

    Interest Rate Support--

   o An interest rate swap agreement with an interest rate swap counterparty, as swap provider, for the benefit of the certificates as described in this prospectus supplement under "Description of the Certificates--Interest Rate Swap Agreement."

Goldman, Sachs & Co., the underwriter, will offer the offered certificates from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale plus accrued interest, if any, from the closing date.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE OFFERED CERTIFICATES OR DETERMINED THAT THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. GS MORTGAGE SECURITIES CORP. WILL NOT LIST THE OFFERED CERTIFICATES ON ANY SECURITIES EXCHANGE OR ON ANY AUTOMATED QUOTATION SYSTEM OF ANY SECURITIES ASSOCIATION.

                              Goldman, Sachs & Co.

         The date of this prospectus supplement is February [__], 2006.

(1)   Subject to a variance of +/-5%.

(2) The Class A-1 certificates will have a pass-through rate equal to the least of (i) one-month LIBOR plus [____]% ([____]% after the first distribution date on which the optional clean-up call is exercisable),
      (ii) the Loan Group I Cap, as described in this prospectus supplement under "Description of the Certificates--Distributions," and (iii) the WAC Cap, as described in this prospectus supplement under "Description of the Certificates--Distributions."

(3) The Class A-2A certificates will have a pass-through rate equal to the least of (i) one-month LIBOR plus [____]% ([____]% after the first distribution date on which the optional clean-up call is exercisable),
      (ii) the Loan Group II Cap, as described in this prospectus supplement under "Description of the Certificates--Distributions" and (iii) the WAC Cap.

(4) The Class A-2B certificates will have a pass-through rate equal to the least of (i) one-month LIBOR plus [____]% ([____]% after the first distribution date on which the optional clean-up call is exercisable),
      (ii) the Loan Group II Cap and (iii) the WAC Cap.

(5) The Class A-2C certificates will have a pass-through rate equal to the least of (i) one-month LIBOR plus [____]% ([____]% after the first distribution date on which the optional clean-up call is exercisable),
      (ii) the Loan Group II Cap and (iii) the WAC Cap.

(6) The Class A-2D certificates will have a pass-through rate equal to the least of (i) one-month LIBOR plus [____]% ([____]% after the first distribution date on which the optional clean-up call is exercisable),
      (ii) the Loan Group II Cap and (iii) the WAC Cap.

(7) The Class M-1 certificates will have a pass-through rate equal to the lesser of (i) one-month LIBOR plus [____]% ([____]% after the first distribution date on which the optional clean-up call is exercisable) and
      (ii) the WAC Cap.

(8) The Class M-2 certificates will have a pass-through rate equal to the lesser of (i) one-month LIBOR plus [____]% ([____]% after the first distribution date on which the optional clean-up call is exercisable) and
      (ii) the WAC Cap.

(9) The Class M-3 certificates will have a pass-through rate equal to the lesser of (i) one-month LIBOR plus [____]% ([____]% after the first distribution date on which the optional clean-up call is exercisable) and
      (ii) the WAC Cap.

(10) The Class M-4 certificates will have a pass-through rate equal to the lesser of (i) one-month LIBOR plus [____]% ([____]% after the first distribution date on which the optional clean-up call is exercisable) and
      (ii) the WAC Cap.

(11) The Class M-5 certificates will have a pass-through rate equal to the lesser of (i) one-month LIBOR plus [____]% ([____]% after the first distribution date on which the optional clean-up call is exercisable) and
      (ii) the WAC Cap.

(12) The Class M-6 certificates will have a pass-through rate equal to the lesser of (i) one-month LIBOR plus [____]% ([____]% after the first distribution date on which the optional clean-up call is exercisable) and
      (ii) the WAC Cap.

(13) The Class M-7 certificates will have a pass-through rate equal to the lesser of (i) one-month LIBOR plus [____]% ([____]% after the first distribution date on which the optional clean-up call is exercisable) and
      (ii) the WAC Cap.

(14) The Class M-8 certificates will have a pass-through rate equal to the lesser of (i) one-month LIBOR plus [____]% ([____]% after the first distribution date on which the optional clean-up call is exercisable) and
      (ii) the WAC Cap.

(15) The Class R, Class RC and Class RX certificates are not entitled to receive any distributions of interest.

            IMPORTANT NOTICE ABOUT THE INFORMATION PRESENTED IN THIS
                    PROSPECTUS SUPPLEMENT AND THE PROSPECTUS

   We provide information to you about the certificates in two separate documents that progressively provide more detail: (a) the prospectus, which provides general information, some of which may not apply directly to your series of certificates, and (b) this prospectus supplement, which describes the specific terms of your series of certificates.

   We include cross references in this prospectus supplement and the prospectus to captions in these materials where you can find further related discussions. The following table of contents and the table of contents included in the prospectus provide the pages on which these captions are located.

   Capitalized terms used in this prospectus supplement and in the prospectus are either defined in the "Glossary of Terms" beginning on page S-122 of this prospectus supplement, or have the meanings given to them on the page indicated in the "Index" beginning on page 123 of the prospectus.

   In this prospectus supplement, the terms "depositor," "we," "us" and "our" refer to GS Mortgage Securities Corp.

                             EUROPEAN ECONOMIC AREA

      In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a "Relevant Member State"), the underwriter has represented and agreed that with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State (the "Relevant Implementation Date") it has not made and will not make an offer of certificates to the public in that Relevant Member State prior to the publication of a prospectus in relation to the certificates which has been approved by the competent authority in that Relevant Member State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that Relevant Member State, all in accordance with the Prospectus Directive, except that it may, with effect from and including the Relevant Implementation Date, make an offer of certificates to the public in that Relevant Member State at any time:

      (a) to legal entities which are authorised or regulated to operate in the financial markets or, if not so authorised or regulated, whose corporate purpose is solely to invest in securities;

      (b) to any legal entity which has two or more of (1) an average of at least 250 employees during the last financial year; (2) a total balance sheet of more than (euro)43,000,000 and (3) an annual net turnover of more than
(euro)50,000,000, as shown in its last annual or consolidated accounts; or

      (c) in any other circumstances which do not require the publication by the issuer of a prospectus pursuant to Article 3 of the Prospectus Directive.

      For the purposes of this provision, the expression an "offer of certificates to the public" in relation to any certificates in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the certificates to be offered so as to enable an investor to decide to purchase or subscribe the certificates, as the same may be varied in that Member State by any measure implementing the Prospectus Directive in that Member State and the expression "Prospectus Directive" means Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State.

                                 UNITED KINGDOM

      The underwriter has represented and agreed that:

      (a) it has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act 2000 (the "FSMA")) received by it in connection with the issue or sale of the certificates in circumstances in which Section 21(1) of the FSMA does not apply to the issuer; and

      (b) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the certificates in, from or otherwise involving the United Kingdom.

                       NOTICE TO UNITED KINGDOM INVESTORS

      The distribution of this prospectus supplement (A) if made by a person who is not an authorised person under the FSMA, is being made only to, or directed only at persons who (1) are outside the United Kingdom, or (2) have professional experience in matters relating to investments, or (3) are persons falling within Articles 49(2)(a) through (d) ("high net worth companies, unincorporated associations, etc.") or 19 (Investment Professionals) of the Financial Services and Market Act 2000 (Financial Promotion) Order 2005 (all such persons together being referred to as the "Relevant Persons"). This prospectus supplement must not be acted on or relied on by persons who are not Relevant Persons. Any investment or investment activity to which this prospectus supplement relates, including the offered certificates, is available only to Relevant Persons and will be engaged in only with Relevant Persons.

      Potential investors in the United Kingdom are advised that all, or most, of the protections afforded by the United Kingdom regulatory system will not apply to an investment in the trust fund and that compensation will not be available under the United Kingdom Financial Services Compensation Scheme.

                                TABLE OF CONTENTS


SUMMARY INFORMATION..........................................................S-7
RISK FACTORS................................................................S-15
THE MORTGAGE LOAN POOL......................................................S-34
   General..................................................................S-34
   The Mortgage Loans.......................................................S-36
   The Group I Mortgage Loans...............................................S-38
   The Group II Mortgage Loans..............................................S-40
   Prepayment Premiums......................................................S-42
   Adjustable-Rate Mortgage Loans...........................................S-42
   The Index................................................................S-43
   Goldman Sachs Mortgage Conduit Program Underwriting Guidelines...........S-43
   SouthStar Underwriting Guidelines........................................S-46
   MILA Underwriting Guidelines.............................................S-48
   Credit Scores............................................................S-51
THE SERVICER................................................................S-52
   General..................................................................S-52
THE SPONSOR.................................................................S-53
STATIC POOL INFORMATION.....................................................S-55
THE DEPOSITOR...............................................................S-55
THE ISSUING ENTITY..........................................................S-55
THE TRUSTEE.................................................................S-55
THE CUSTODIANS..............................................................S-57
INTEREST RATE SWAP COUNTERPARTY.............................................S-57
DESCRIPTION OF THE CERTIFICATES.............................................S-58
   General..................................................................S-58
   Book-Entry Registration..................................................S-59
   Definitive Certificates..................................................S-62
   Assignment of the Mortgage Loans.........................................S-63
   Delivery of Mortgage Loan Documents......................................S-63
   Representations and Warranties Relating to the Mortgage Loans............S-64
   Payments on the Mortgage Loans...........................................S-68
   Distributions............................................................S-69
   Administration Fees......................................................S-70
   Priority of Distributions Among Certificates.............................S-70
      Distributions of Interest and Principal...............................S-71
   Allocation of Principal Payments to Class A Certificates.................S-76
   Supplemental Interest Trust..............................................S-77
   Calculation of One-Month LIBOR...........................................S-77
   Excess Reserve Fund Account..............................................S-77
   Interest Rate Swap Agreement.............................................S-78
   Overcollateralization Provisions.........................................S-80
   Restrictions on Transfer of the Residual Certificates....................S-81
   Reports to Certificateholders............................................S-83
   Yield on the Residual Certificates.......................................S-84
THE POOLING AND SERVICING AGREEMENT.........................................S-85
   General..................................................................S-85
   Subservicers.............................................................S-85
   Servicing, Trustee and Custodial Fees and Other Compensation
      and Payment of Expenses...............................................S-85
   P&I Advances and Servicing Advances......................................S-86
   Pledge and Assignment of Servicer's Rights...............................S-87
   Prepayment Interest Shortfalls...........................................S-87
   Servicer Reports.........................................................S-87
   Collection and Other Servicing Procedures................................S-88
   Hazard Insurance.........................................................S-89
   Realization Upon Defaulted Mortgage Loans................................S-90
   Optional Repurchase of Delinquent Mortgage Loans.........................S-90
   Removal and Resignation of the Servicer..................................S-90
   Termination; Optional Clean-up Call......................................S-92
   Amendment................................................................S-93
   Certain Matters Regarding the Depositor, the Servicer,
      the Custodians and the Trustee........................................S-94
PREPAYMENT AND YIELD CONSIDERATIONS.........................................S-95
   Structuring Assumptions..................................................S-95
   Defaults................................................................S-100
   Prepayment Considerations and Risks.....................................S-100
   Overcollateralization Provisions........................................S-102
   Subordinated Certificates...............................................S-102
   Effect on Yields Due to Rapid Prepayments...............................S-103
   Weighted Average Lives of the LIBOR Certificates........................S-103
   Decrement Tables........................................................S-103
   WAC Cap.................................................................S-112
   Rated Final Distribution Date and Last Scheduled Distribution Date......S-113
FEDERAL INCOME TAX CONSEQUENCES............................................S-113
   General.................................................................S-113
   Taxation of Regular Interests...........................................S-113
   Residual Certificates...................................................S-114
   Status of the Offered Certificates......................................S-115
   The Basis Risk Contract Component.......................................S-115
   Other Matters...........................................................S-117

STATE AND LOCAL TAXES......................................................S-117
ERISA CONSIDERATIONS.......................................................S-117
LEGAL INVESTMENT...........................................................S-119
LEGAL MATTERS..............................................................S-120
REPORTS TO CERTIFICATEHOLDERS..............................................S-120
RATINGS....................................................................S-121
GLOSSARY OF TERMS..........................................................S-122
ANNEX I - CERTAIN U.S. FEDERAL INCOME TAX DOCUMENTATION REQUIREMENTS.........I-1
ANNEX II - INTEREST RATE SWAP NOTIONAL AMOUNT AMORTIZATION SCHEDULE.........II-1
SCHEDULE A - STRUCTURAL AND COLLATERAL TERM SHEET............................A-1

--------------------------------------------------------------------------------

                               SUMMARY INFORMATION

   The following summary highlights selected information from this prospectus supplement. It does not contain all of the information you need to consider in making your investment decision. To understand the terms of the offered certificates, read carefully this entire prospectus supplement and the prospectus.

   This summary provides an overview of certain calculations, cash flows and other information to aid your understanding. This summary is qualified by the full description of these calculations, cash flows and other information in this prospectus supplement and the prospectus.

The Transaction Parties

   Sponsor. Goldman Sachs Mortgage Company, a New York limited partnership with its principal executive offices at 85 Broad Street, New York, New York 10004, telephone number (212) 902-1000.

   Depositor. GS Mortgage Securities Corp., a Delaware corporation with its principal executive offices at 85 Broad Street, New York, New York 10004, telephone number (212) 902-1000.

   Issuing Entity.  GSAMP Trust 2006-HE1.

   Trustee. Deutsche Bank National Trust Company, a national banking association. The corporate trust office of the trustee is located at 1761 East St. Andrew Place, Santa Ana, California 92705-4934, and its telephone number is
(714) 247-6000.

   Servicer. Litton Loan Servicing LP, a Delaware limited partnership with its main office located at 4828 Loop Central Drive, Houston, Texas 77081, and its telephone number is (713) 960-9676.

   Original Loan Sellers. SouthStar Funding, LLC, a Delaware limited liability company, and MILA, Inc., a Washington corporation. The principal executive office of SouthStar is located at 400 Northridge Road, Suite 1000, Atlanta, Georgia, 30350, and its telephone number is (770) 641-4134. The principal executive office of MILA is located at 6021 244th Street S.W., Mountlake Terrace, Washington 98043, and its telephone number is (800) 332-6452. The original loan sellers also include certain entities that sold mortgage loans to the sponsor under its mortgage conduit program. Pursuant to the mortgage conduit program, the sponsor purchases mortgage loans originated by the original loan sellers if the mortgage loans generally satisfy the sponsor's underwriting guidelines.

   Custodians. J.P. Morgan Trust Company, National Association, a national banking association, will act as a custodian with respect to 73.07% of the mortgage loans, and U.S. Bank National Association, a national banking association, will act as a custodian with respect to 7.21% of the mortgage loans. The trustee will have the custodial responsibilities with respect to the mortgage files for all other mortgage loans. The principal executive office of J.P. Morgan Trust Company, National Association is located at 2220 Chemsearch Boulevard, Suite 150, Irving, Texas 75062, and its telephone number is (972) 785-5274. The principal executive office of U.S. Bank is located at U.S. Bancorp Center, 800 Nicoliet Mall, Minneapolis, Minnesota 55402, and its telephone number is (651) 695-6105.

   Swap Provider. A swap provider that has a counterparty rating of at least "Aaa" from Moody's Investors Service, Inc. and a credit rating of "AA+" from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. (or has a guarantor that has such ratings) will be employed in connection with this transaction.

   The following diagram illustrates the various parties involved in the transaction and their functions.

---------------------------                     ---------------------------
SouthStar Funding, LLC and         |------------Interest Rate Swap Provider
        MILA, Inc.                 |            ---------------------------
  (Original Loan Sellers)          |
---------------------------        |
            |                      |
            | Loans                |
            v                      |
---------------------------        |            ---------------------------
  Goldman Sachs Mortgage           |------------Litton Loan Servicing LP
         Company.                  |            (Servicer)
        (Sponsor)                  |            ---------------------------
---------------------------        |
            |                      |
            | Loans                |            ---------------------------
            v                      |            J.P. Morgan National Trust
---------------------------        |------------Company and U.S. Bank
GS Mortgage Securities Corp        |            National Association
       (Depositor)                 |            (Custodians)
---------------------------        |            ---------------------------
            |                      |
            | Loans                |
            v                      |            ---------------------------
---------------------------        |------------Deutsche Bank National Trust
   GSAMP Trust 2006-HE1    --------|            Company
     (Issuing Entity)                           (Trustee)
---------------------------                     ---------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Offered Certificates

   The GSAMP Trust 2006-HE1 will issue the Mortgage Pass-Through Certificates, Series 2006-HE1. Sixteen classes of the certificates - Class A-1, Class A-2A, Class A-2B, Class A-2C, Class A-2D, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class R, Class RC and Class RX- are being offered to you by this prospectus supplement. The Class R, Class RC and Class RX certificates are sometimes referred to as "residual certificates" in this prospectus supplement. The Class B-1, Class B-2 and Class B-3 certificates and the offered certificates, other than the residual certificates, are referred to as the "LIBOR certificates" in this prospectus supplement. The Class A-1 certificates generally represent interests in the group I mortgage loans. The Class A-2A, Class A-2B, Class A-2C and Class A-2D certificates generally represent interests in the group II mortgage loans. The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class R, Class RC and Class RX certificates represent interests in all of the mortgage loans in the trust.

The Other Certificates

   The trust will also issue five other classes of certificates--the Class B-1, Class B-2, Class B-3, Class X and Class P certificates--that are not being offered by this prospectus supplement.

   The Class B-1 certificates will have an initial class principal balance of approximately $10,688,000. The Class B-1 certificates represent interests in all of the mortgage loans in the trust.

   The Class B-2 certificates will have an initial class principal balance of approximately $11,659,000. The Class B-2 certificates represent interests in all of the mortgage loans in the trust.

   The Class B-3 certificates will have an initial class principal balance of approximately $10,688,000. The Class B-3 certificates represent interests in all of the mortgage loans in the trust.

   The Class X certificates will initially represent an interest of approximately 3.60% of the aggregate scheduled principal balance of the mortgage loans in the trust, which is the initial overcollateralization required by the pooling and servicing agreement.

   The Class P certificates will not have a principal balance and will not be entitled to distributions in respect of principal or interest. The Class P certificates will be entitled to all prepayment premiums or charges received in respect of the mortgage loans.

   The certificates will represent undivided interests in the assets of the trust, which consist primarily of the mortgage loans.

Structural Overview

   The following chart illustrates generally the distribution priorities and the subordination features applicable to the certificates.

                           Losses

Accrued certificate interest,
then principal                   Class A-1     Class A-2A       Losses  ^
           |                                   Class A-2                |
           |                                   Class A-2C               |
           |                                   Class A-2D               |
           |                           Class M-1                        |
           |                           Class M-2                        |
           |                           Class M-3                        |
           |                           Class M-4                        |
           |                           Class M-5                        |
           |                           Class M-6                        |
           |                           Class M-7                        |
           |                           Class M-8                        |
           |                           Class B-1                        |
           |                           Class B-2                        |
           |                           Class B-3                        |
           v                            Class X                         |

Closing Date

   On or about February 17, 2006.

Cut-off Date

   January 1, 2006.

Distribution Date

   Distributions on the certificates will be made on the 25th day of each month, or, if the 25th day is not a business day, on the next business day, beginning in February 2006, to the holders of record on the preceding record date.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Rated Final Distribution Date and Last Scheduled Distribution Date

   The rated final distribution date is the distribution date in January 2036. The last scheduled distribution date is the distribution date in December 2045. See "Prepayment and Yield Considerations--Rated Final Distribution Date and Last Scheduled Distribution Date" in this prospectus supplement.

Record Date

   The record date for the LIBOR certificates for any distribution date will be the last business day of the applicable interest accrual period, unless the certificates are issued in definitive form, in which case the record date will be the last business day of the month preceding the month in which the related distribution date occurs. The Class R, Class RC and Class RX certificates will be offered only in definitive form and the record date for the residual certificates will be the last business day of the month preceding the month in which the related distribution date occurs.

Pass-Through Rates

   The offered certificates will have the pass-through rates set forth on page S-2 of this prospectus supplement.

   Interest will accrue on the LIBOR certificates on the basis of a 360-day year and the actual number of days elapsed in the applicable interest accrual period.

Interest Accrual Period

   The interest accrual period for the LIBOR certificates for any distribution date will be the period from and including the preceding distribution date (or, in the case of the first distribution date, the closing date) through the day before the current distribution date.

   The residual certificates will not be entitled to any distributions of interest.

Distribution Priorities

   Distributions on the certificates are required to be made monthly on each distribution date from available funds (after giving effect to the payment of any fees and expenses of the servicer, the custodians and the trustee) to the classes of certificates in the following order of priority:

   (a) to an account for payment to the provider of the interest swap agreement of certain amounts payable to the swap provider;

   (b)(i) from the portion of the available funds allocable to interest payments on the mortgage loans, (i) first, to the Class A-1, Class A-2A, Class A-2B, Class A-2C and Class A-2D certificates, their accrued certificate interest for the related interest accrual period and any unpaid interest amounts from prior distribution dates, payable first from the interest payments on the mortgage loans in the applicable loan group related to those classes of certificates, and (ii) second, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1, Class B-2 and Class B-3 certificates, in that order, their accrued certificate interest;

   (ii) on each distribution date prior to the Stepdown Date or on which a Trigger Event is in effect, from the portion of the available funds allocable to principal payments on the mortgage loans (as further described in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement), (i) first, to the Class A certificates, pursuant to the allocation described below, until their respective class certificate balances have been reduced to zero, and (ii) second, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1, Class B-2 and Class B-3 certificates, in that order, until their respective class certificate balances have been reduced to zero;

   (c) on each distribution date on and after the Stepdown Date and on which a Trigger Event is not in effect, (i) first, to the Class A certificates, pursuant to the allocation described below, the lesser of the portion of the available funds allocable to principal payments on the mortgage loans and an amount equal to the principal distribution entitlement for the Class A certificates until their respective class certificate balances have been reduced to zero, and (ii) second, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1, Class B-2 and Class B-3 certificates, in that order, in each case, the lesser of the remaining portion of the

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

available funds allocable to principal payments on the mortgage loans and an amount equal to the principal distribution entitlement for that class of certificates (as further described in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement), until their respective class certificate balances have been reduced to zero;

   (d) any amount remaining after the distributions in clauses (a), (b) and (c) above, (i) first, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1, Class B-2 and Class B-3 certificates, in that order, any unpaid interest amounts from prior distribution dates for those classes, (ii) second, to the excess reserve fund account, an amount equal to any Basis Risk Payment (as defined in the "Glossary of Terms" in this prospectus supplement) for that distribution date, (iii) third, from funds on deposit in the excess reserve fund account, an amount equal to any basis risk carry forward amount with respect to the LIBOR certificates for that distribution date in the same order and priority in which accrued certificate interest is allocated among those classes of certificates, with the allocation to the Class A certificates being pro rata based on their respective basis risk carry forward amounts, (iv) fourth, to the swap provider or the Class P, Class X or the residual certificates, any remaining amounts.

   Principal payments on the Class A-1 certificates will generally be made from principal payments on the group I mortgage loans. Principal payments on the Class A-2A, Class A-2B, Class A-2C and Class A-2D certificates will generally be made from principal payments on the group II mortgage loans, and such payments will be paid sequentially, to the Class A-2A, Class A-2B, Class A-2C and Class A-2D certificates, in that order, until their respective class certificate balances have been reduced to zero. However, from and after the distribution date on which the aggregate class certificate balances of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1, Class B-2 and Class B-3 certificates and the principal balance of the Class X certificates have been reduced to zero, any principal distributions allocated to the Class A certificates are required to be distributed pro rata to the Class A certificates, based on their respective class certificate balances, until their class certificate balances have been reduced to zero.

   "Stepdown Date" is defined in the "Glossary of Terms" included in this prospectus supplement and generally means the earlier to occur of (a) the date on which the aggregate class certificate balances of the Class A certificates have been reduced to zero and (b) the later to occur of (i) the distribution date in February 2009 and (ii) the first distribution date on which the subordination below the Class A certificates is greater than or equal to 50.50% of the aggregate stated principal balance of the mortgage loans for that distribution date.

   "Trigger Event" is defined in the "Glossary of Terms" included in this prospectus supplement and generally means with respect to any distribution date, the circumstances in which (i) the rolling three month average of the aggregate unpaid principal balance of mortgage loans that are 60 days or more delinquent or (ii) the aggregate amount of realized losses incurred since the cut-off date, in each case, exceeds the applicable percentages described in the definition of "Trigger Event" included in the "Glossary of Terms."

   In addition to the distributions set forth above, distributions will be required to be made to certificateholders from any payments received by the trust under the interest rate swap agreement. Such payments will be made in the order and priority described under "Description of the Certificates - Supplemental Interest Trust" in this prospectus supplement.

Credit Enhancement

   The credit enhancement provided for the benefit of the holders of the certificates consists solely of:

   o an initial overcollateralization amount of approximately 3.60% of the aggregate scheduled principal balance of the mortgage loans as of the cut-off date,

   o the use of excess interest, after taking into account certain payments received or paid by the trust under the interest rate swap agreement described below, to cover losses on the mortgage loans and as a distribution of principal to

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      maintain overcollateralization at a specified level,

   o the subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates, and

   o the allocation of losses on the mortgage loans to the most subordinate classes of certificates then outstanding.

Interest Rate Swap Agreement

   On the closing date, the trust will enter into an interest rate swap agreement with a swap provider that has a counterparty rating of "Aaa" from Moody's Investors Service, Inc. and a credit rating of "AA+" from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. (or has a guarantor that has such ratings). Under the interest rate swap agreement, with respect to the first 60 distribution dates the trust will pay to the swap provider a fixed payment at a rate of [4.81]% per annum and the swap provider will pay to the trust a floating payment at a rate of one-month LIBOR (as determined pursuant to the interest rate swap agreement), in each case calculated on a notional amount equal to the lesser of a scheduled notional amount or the outstanding principal balance of the LIBOR certificates. To the extent that the fixed payment exceeds the floating payment payable with respect to any of the first 60 distribution dates, amounts otherwise available for payments on the certificates will be applied on that distribution date to make a net payment to the swap provider, and to the extent that the floating payment exceeds the fixed payment payable with respect to any of the first 60 distribution dates, the swap provider will owe a net payment to the trust on the business day preceding that distribution date. Any net amounts received by or paid out from the trust under the interest rate swap agreement will either increase or reduce the amount available to make payments on the certificates, as described under "Description of the Certificates--Supplemental Interest Trust" in this prospectus supplement. The interest rate swap agreement is scheduled to terminate following the distribution date in January 2011.

   For further information regarding the interest rate swap agreement, see "Description of the Certificates--Interest Rate Swap Agreement" in this prospectus supplement.

The Mortgage Loans

   The mortgage loans to be included in the trust will be fixed- and adjustable-rate subprime mortgage loans secured by first or second lien mortgages or deeds of trust on residential real properties. All of the mortgage loans were purchased by the sponsor from (a) SouthStar Funding, LLC, (b) MILA, Inc., and (c) various mortgage loan sellers through Goldman Sachs Mortgage Company's mortgage conduit program. Goldman Sachs Mortgage Company will make certain representations and warranties relating to the mortgage loans.

   On the closing date, the sponsor will transfer the mortgage loans to the depositor and the trust will acquire the mortgage loans from the depositor. As of the cut-off date, the aggregate scheduled principal balance of the mortgage loans was approximately $971,602,117, of which approximately 84.06% are adjustable-rate and approximately 15.94% are fixed-rate.

   The mortgage loans have original terms to maturity of not greater than 480 months, have a weighted average remaining term to scheduled maturity of 351 months and have the following approximate characteristics as of the cut-off date:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                       Group I                                Group II
                                                        -----------------------------------    ------------------------------------
                                                         Adjustable-Rate         Fixed-Rate     Adjustable-Rate          Fixed-Rate
-----------------------------------------------------   ----------------    ---------------    ----------------    ----------------
Scheduled Principal Balance:                                $237,729,761        $46,958,221        $579,023,671        $107,890,463
Number of Mortgage Loans:                                          1,514                523               3,066               1,084
Average Scheduled Principal Balance:                            $157,021            $89,786            $188,853             $99,530
Weighted Average Gross Interest Rate:                              7.558%             7.868%              7.549%              8.328%
Weighted Average Net Interest Rate:(2)                             7.048%             7.358%              7.039%              7.818%
Weighted Average Original FICO Score:                                632                641                 631                 639
Weighted Average Original LTV Ratio:(3)                            82.24%             65.84%              82.05%              67.52%
Weighted Average Combined Original LTV Ratio:(3)                   82.24%             82.59%              82.05%              84.33%
Weighted Average Combined LTV with Silent Seconds:(3)              88.09%             87.07%              91.65%              88.92%
Weighted Average Stated Remaining Term (months):                     357                319                 357                 317
Weighted Average Seasoning (months):                                   3                  3                   3                   3
Weighted Average Months to Roll:(4)                                   24                N/A                  23                 N/A
Weighted Average Gross Margin:(4)                                   6.02%               N/A                6.14%                N/A
Weighted Average Initial Rate Cap:(4)                               2.81%               N/A                2.89%                N/A
Weighted Average Periodic Rate Cap:(4)                              1.09%               N/A                1.07%                N/A
Weighted Average Gross Maximum Lifetime Rate:(4)                   13.86%               N/A               13.85%                N/A
% of Silent Seconds(5)                                             30.81%             25.07%              39.73%              23.41%
Weighted Average Back-Debt to Income Ratio:                        42.21%             40.66%              42.31%              40.77%


                                                               Aggregate
-----------------------------------------------------   ----------------
Scheduled Principal Balance:                                $971,602,117
Number of Mortgage Loans:                                          6,187
Average Scheduled Principal Balance:                            $157,039
Weighted Average Gross Interest Rate:                              7.653%
Weighted Average Net Interest Rate:(2)                             7.143%
Weighted Average Original FICO Score:                                633
Weighted Average Original LTV Ratio:(3)                            79.70%
Weighted Average Combined Original LTV Ratio:(3)                   82.37%
Weighted Average Combined LTV with Silent Seconds:(3)              90.25%
Weighted Average Stated Remaining Term (months):                     351
Weighted Average Seasoning (months):                                   3
Weighted Average Months to Roll:(4)                                   23
Weighted Average Gross Margin:(4)                                   6.10%
Weighted Average Initial Rate Cap:(4)                               2.87%
Weighted Average Periodic Rate Cap:(4)                              1.08%
Weighted Average Gross Maximum Lifetime Rate:(4)                   13.85%
% of Silent Seconds(5)                                             35.03%
Weighted Average Back-Debt to Income Ratio:                        42.04%

----------

(1) All percentages calculated in this table are based on scheduled principal balances as of the cut-off date, unless otherwise noted.

(2) The weighted average net interest rate is equal to the weighted average gross interest rate less the servicing and trustee fee rates.

(3) With respect to first lien mortgage loans, the original LTV ratio reflects the loan-to-value ratio and with respect to the second lien mortgage loans; the combined original LTV ratio reflects the ratio of the sum of the principal balance of the second lien mortgage loans, plus the original principal balance of the related first lien mortgage loan, to the value of the related mortgaged property; the combined LTV with silent seconds reflects the ratio of the sum of the principal balance of the second lien mortgage loans, including any mortgage loans with subordinate liens outside of the mortgage pool, plus the original principal balance of the related first lien mortgage, to the value of the related mortgaged property.

(4) Represents the weighted average of the adjustable-rate mortgage loans only.

(5) Represents percentage of mortgage loans in the mortgage loan pool as to which a second-lien mortgage loan secured by the related mortgaged property was originated in connection with the origination of the first-lien mortgage loan. The second-lien mortgage loan is not included in the mortgage loan pool.

   Generally, after an initial fixed-rate period, the interest rate on each adjustable-rate mortgage loan will adjust semi-annually on each adjustment date to equal the sum of six-month LIBOR and the gross margin for that mortgage loan subject to periodic and lifetime limitations. See "The Mortgage Loan Pool--The Index" in this prospectus supplement.

   The first adjustment date generally will occur only after an initial period of approximately two to five years.

   For additional information regarding the mortgage loans, see "The Mortgage Loan Pool" in this prospectus supplement.

Servicing of the Mortgage Loans

   Litton Loan Servicing LP will act as servicer of the mortgage loans. The servicer will be obligated to service and administer the mortgage loans on behalf of the trust, for the benefit of the holders of the certificates. See "The Servicer" and "The Pooling and Servicing Agreement" in this prospectus supplement.

Optional Termination of the Trust

   The servicer may, at its option, purchase the mortgage loans and terminate the trust on any distribution date when the aggregate stated principal balance, as further described in this prospectus supplement, of the mortgage loans as of the last day of the related due period is equal to or less than 10% of the aggregate stated principal balance of the mortgage loans as of the cut-off date. The purchase of the mortgage loans would result in the final distribution on the certificates on that distribution date.

Advances

   The servicer will be required to make cash advances with respect to delinquent payments of principal and interest on the mortgage loans and cash advances to preserve and protect the mortgaged property (such as for taxes and insurance), unless the servicer reasonably believes that the cash advances cannot be repaid from future payments or other collections on the mortgage loans for which the advances are being made. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the certificates or to preserve and protect the mortgaged property and are not intended to guarantee or insure against losses. The servicer will not be obligated to make any advances of balloon payments, principal with

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

respect to any foreclosure property, REO, or on any second lien mortgage loan.

Denominations

   The LIBOR Certificates will be issued and available only in book-entry form, in minimum denominations of $25,000 initial principal amount and integral multiples of $1 in excess of $25,000, except that one certificate of each class may be issued in a different amount. The Residual Certificates will be issued and available only in definitive form, in minimum denominations of $50.

Servicing, Trustee and Custodian Fees

   The servicer is entitled with respect to each mortgage loan serviced by it to a monthly servicing fee, which will be retained by the servicer from such mortgage loan or payable monthly from amounts on deposit in the collection account. The servicing fee will be an amount equal to interest at one twelfth of a rate equal to 0.50% on the stated principal balance of each mortgage loan.

   The trustee is entitled with respect to each mortgage loan to a monthly trustee fee, which will be remitted to the trustee monthly by the servicer from amounts on deposit in the collection account. The trustee fee will be an amount equal to one twelfth of a rate not greater than 0.01% on the stated principal balance of each mortgage loan.

   Each custodian is entitled, with respect to each applicable mortgage loan, to a monthly custodial fee, which will be remitted to the custodians monthly by the trustee from amounts on deposit in the distribution account. The custodial fee for the custodians will be an amount equal to one twelfth of a rate not greater than 0.01% on the stated principal balance of each mortgage loan for which the custodian acts as custodian of the related mortgage loan files.

Optional Repurchase of Defaulted Mortgage Loans

   The depositor and the servicer have the option, but are not obligated, to purchase from the trust any mortgage loan that is 90 days or more delinquent as described in this prospectus supplement under "The Pooling and Servicing Agreement--Optional Repurchase of Defaulted Mortgage Loans."

Required Repurchases or Substitutions of Mortgage Loans

   GSMC has made or will make certain representations and warranties relating to the mortgage loans. If with respect to any mortgage loan any of the representations and warranties made by GSMC are breached in any material respect as of the date made, or there exists any uncured material document defect, GSMC will be obligated to repurchase, or substitute for, the mortgage loan as further described in this prospectus supplement under "Description of the Certificates--Representations and Warranties Relating to the Mortgage Loans" and "--Delivery of Mortgage Loan Documents."

   If a mortgagor with respect to a mortgage loan fails to make its first or second payment after the date that mortgage loan was purchased by GSMC from the applicable original loan seller, the trust, at its option, may direct GSMC to repurchase that mortgage loan as further described in this prospectus supplement under "Description of the Certificates--Representations and Warranties Relating to the Mortgage Loans."

ERISA Considerations

   Subject to the conditions described under "ERISA Considerations" in this prospectus supplement, the offered certificates, other than the residual certificates, may be purchased by an employee benefit plan or other retirement arrangement subject to Title I of ERISA or Section 4975 of the Internal Revenue Code. Sales of the residual certificates to such plans or retirement arrangements are prohibited.

   In making a decision regarding investing in any class of offered certificates, other than the residual certificates, fiduciaries of such plans or arrangements should consider the additional requirements resulting from the interest rate swap agreement as discussed under "ERISA Considerations" in this prospectus supplement.

Federal Tax Aspects

   Cadwalader, Wickersham & Taft LLP acted as tax counsel to GS Mortgage Securities Corp. and is of the opinion that:

   o  portions of the trust will be treated as multiple real estate mortgage


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      investment conduits, or REMICs, for federal income tax purposes,

   o the LIBOR certificates will represent regular interests in a REMIC, which will be treated as debt instruments of a REMIC, and will represent interests in certain basis risk carry forward amounts pursuant to the payment priorities in the transaction. Each interest in basis risk carry forward amounts will be treated as an interest rate cap contract for federal income tax purposes,

   o the Class RC certificates will represent the beneficial ownership of the residual interest in the REMIC that will hold the mortgage loans,

   o the Class R certificates will represent the beneficial ownership of the residual interest in certain other REMICs formed pursuant to the pooling and servicing agreement; and

   o the Class RX certificates will represent the beneficial ownership of the residual interest in certain other REMICs formed pursuant to the pooling and servicing agreement.

Legal Investment

   The offered certificates will not constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended. If your investment activities are subject to legal investment laws and regulations, regulatory capital requirements, or review by regulatory authorities, then you may be subject to restrictions on investment in the offered certificates. You should consult your own legal advisors for assistance in determining the suitability of and consequences to you of the purchase, ownership, and sale of the offered certificates. See "Risk Factors--Your Investment May Not Be Liquid" in this prospectus supplement and "Legal Investment" in this prospectus supplement and in the prospectus.

Ratings

   In order to be issued, the offered certificates must be assigned ratings not lower than the following by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and Moody's Investors Service, Inc.:

Class        S&P   Moody's
----------   ---   -------
A-1 ......   AAA     AAA
A-2A .....   AAA     AAA
A-2B .....   AAA     AAA
A-2C .....   AAA     AAA
A-2D .....   AAA     AAA
M-1 ......   AA+     Aa1
M-2 ......   AA      Aa2
M-3 ......   AA-     Aa3
M-4 ......   A+      A1
M-5 ......    A      A2
M-6 ......   A-      A3
M-7 ......   A-     Baa1
M-8 ......   A-     Baa2
R ........   AAA     N/A
RC .......   AAA     N/A
RX .......   AAA     N/A

   A security rating is not a recommendation to buy, sell or hold securities. These ratings may be lowered or withdrawn at any time by any of the rating agencies.

--------------------------------------------------------------------------------

                                  RISK FACTORS

   THE OFFERED CERTIFICATES ARE NOT SUITABLE INVESTMENTS FOR ALL INVESTORS. IN PARTICULAR, YOU SHOULD NOT PURCHASE ANY CLASS OF OFFERED CERTIFICATES UNLESS YOU UNDERSTAND AND ARE ABLE TO BEAR THE PREPAYMENT, CREDIT, LIQUIDITY AND MARKET RISKS ASSOCIATED WITH THAT CLASS DISCUSSED BELOW AND UNDER THE HEADING "RISK FACTORS" IN THE PROSPECTUS.

   THE OFFERED CERTIFICATES ARE COMPLEX SECURITIES AND IT IS IMPORTANT THAT YOU POSSESS, EITHER ALONE OR TOGETHER WITH AN INVESTMENT ADVISOR, THE EXPERTISE NECESSARY TO EVALUATE THE INFORMATION CONTAINED IN THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS IN THE CONTEXT OF YOUR FINANCIAL SITUATION.

   ALL PERCENTAGES OF MORTGAGE LOANS IN THIS "RISK FACTORS" SECTION ARE BASED ON THE SCHEDULED PRINCIPAL BALANCES OF THE MORTGAGE LOANS AS OF THE CUT-OFF DATE OF JANUARY 1, 2006.

Less Stringent Underwriting         The mortgage loans were made, in part, to
Standards and the Resultant         borrowers who, for one reason or another,
Potential for Delinquencies on      are not able, or do not wish, to obtain
the Mortgage Loans Could Lead       financing from traditional sources. These
to Losses on Your Certificates      mortgage loans may be considered to be of a
                                    riskier nature than mortgage loans made by traditional sources of financing, so that the holders of the certificates may be deemed to be at greater risk of loss than if the mortgage loans were made to other types of borrowers.

                                    The underwriting standards used in the
                                    origination of the mortgage loans held by the trust are generally less stringent than those of Fannie Mae or Freddie Mac with respect to a borrower's credit history and in certain other respects. Mortgage loan borrowers may have an impaired or unsubstantiated credit history. As a result of this less stringent approach to underwriting, the mortgage loans purchased by the trust may experience higher rates of delinquencies, defaults and foreclosures than mortgage loans underwritten in a manner which is more similar to the Fannie Mae and Freddie Mac guidelines.

Increased Use of New Mortgage       In recent years, borrowers have increasingly
Loan Products by Borrowers May      financed their homes with new mortgage loan
Result in Decline in Real           products, which in many cases have allowed
Estate Values Generally             them to purchase homes that they might
                                    otherwise have been unable to afford. Many of these new products feature low monthly payments during the initial years of the loan that can increase (in some cases, significantly) over the loan term. There is little historical data with respect to these new mortgage loan products. Consequently, as borrowers face potentially higher monthly payments for the remaining terms of their loans, it is possible that, combined with other economic conditions such as increasing interest rates and deterioration of home values, borrower delinquencies and defaults could exceed anticipated levels. In that event, the certificates, and your investment in the certificates, may not perform as you anticipate.

Violation of Various Federal,       There has been an increased focus by state
State and Local Laws May            and federal banking regulatory agencies,
Result in Losses on the             state attorneys general offices, the Federal
Mortgage Loans                      Trade Commission, the U.S. Department of
                                    Justice, the U.S. Department of Housing and
                                    Urban Development and state
                                    and local governmental authorities on
                                    certain lending practices by some companies in the subprime industry, sometimes referred to as "predatory lending" practices.
                                    Sanctions have been imposed by state, local and federal governmental agencies for practices including, but not limited to, charging borrowers excessive fees, imposing higher interest rates than the borrower's credit risk warrants and failing to adequately disclose the material terms of loans to the borrowers.

                                    Applicable state and local laws generally regulate interest rates and other charges, require certain disclosure, impact closing practices, and require licensing of originators. In addition, other state and local laws, public policy and general principles of equity relating to the protection of consumers, unfair and deceptive practices and debt collection practices may apply to the origination, servicing and collection of the mortgage loans.

                                    The mortgage loans are also subject to
                                    federal laws, including:

                                    o  the Federal Truth in Lending Act and
                                       Regulation Z promulgated under that Act, which require certain disclosures to the mortgagors regarding the terms of the mortgage loans;

                                    o  the Equal Credit Opportunity Act and
                                       Regulation B promulgated under that Act, which prohibit discrimination on the basis of age, race, color, sex, religion, marital status, national origin, receipt of public assistance or the exercise of any right under the Consumer Credit Protection Act, in the extension of credit; and

                                    o  the Fair Credit Reporting Act, which
                                       regulates the use and reporting of
                                       information related to the mortgagor's
                                       credit experience.

                                    Violations of certain provisions of these federal, state and local laws may limit the ability of the servicer to collect all or part of the principal of, or interest on, the mortgage loans and in addition could subject the trust to damages and administrative enforcement (including disgorgement of prior interest and fees paid). In particular, an originator's
                                    failure to comply with certain requirements of federal and state laws could subject the trust (and other assignees of the mortgage loans) to monetary penalties, and result in the obligors' rescinding the mortgage loans against either the trust or subsequent holders of the mortgage loans.

                                    Goldman Sachs Mortgage Company, the sponsor, will represent with respect to each mortgage loan that such mortgage loan is in compliance with applicable federal, state and local laws and regulations. In addition, the sponsor will also represent that none of those mortgage loans are classified as (a) a "high cost" loan under the Home Ownership and Equity Protection Act of 1994, or (b) a "high cost home," "threshold," "covered," (excluding home loans defined as "covered home loans" in the New Jersey Home Ownership Security Act of 2002 that were originated between November 26, 2003 and July 7, 2004), "high risk home,"

                                    "predatory" or similar loan under any other applicable state, federal or local law. In the event of a breach of any of such representations, the sponsor will be obligated to cure such breach or repurchase or, for a limited period of time, replace the affected mortgage loan, in the manner and to the extent described in this prospectus supplement.

Geographic Concentration of         Different geographic regions of the United
the Mortgage Loans in               States from time to time will experience
Particular Jurisdictions May        weaker regional economic conditions and
Result in Greater Losses If         housing markets, and, consequently, may
Those Jurisdictions Experience      experience higher rates of loss and
Economic Downturns                  delinquency on mortgage loans generally. Any
                                    concentration of the mortgage loans in a region may present risk considerations in addition to those generally present for similar mortgage-backed securities without that concentration. This may subject the mortgage loans held by the trust to the risk that a downturn in the economy in this region of the country would more greatly affect the pool than if the pool were more diversified.

                                    In particular, the following approximate percentages of mortgage loans were secured by mortgaged properties located in the following states:

                                    All mortgage loans

                                    California   Illinois   Florida   Texas   Georgia
                                    ----------   --------   -------   -----   -------
                                         18.13%      9.87%     7.67%   7.64%     5.84%

                                    Group I mortgage loans

                                    Illinois   California   Florida   Michigan   Georgia
                                    --------   ----------   -------   --------   -------
                                       11.38%       10.18%     9.21%      6.75%     6.66%

                                    Group II mortgage loans

                                    California   Illinois   Texas   Florida   Georgia
                                    ----------   --------   -----   -------   -------
                                         21.43%      9.24%   8.44%     7.04%     5.50%

                                    Approximately 18.13% of the mortgage loans are secured by mortgaged properties that are located in California. Property in California may be more susceptible than homes located in other parts of the country to certain types of uninsurable hazards, such as earthquakes, floods, mudslides and other natural disasters.

                                    Because of the relative geographic
                                    concentration of the mortgaged properties within the certain states, losses on the mortgage loans may be higher than would be the case if the mortgaged properties were more geographically diversified. For example, some of the mortgaged properties may be more susceptible to certain types of special hazards, such as earthquakes, hurricanes, floods, fires and other natural disasters and major civil disturbances, than residential properties located in other parts of the country. In addition, the economies of the states with high concentrations of mortgaged properties may be adversely affected to a greater degree than the economies of other areas of the country by certain regional developments. If the residential real estate markets in an area of concentration experience an overall decline in property values after the dates of origination of the respective mortgage loans, then the rates of delinquencies, foreclosures and losses on the mortgage loans may increase and the increase may be substantial.

                                    The concentration of mortgage loans with specific characteristics relating to the types of properties, property characteristics, and geographic location are likely to change over time. Principal payments may affect the concentration levels. Principal payments could include voluntary prepayments and prepayments resulting from casualty or condemnation, defaults and liquidations and from repurchases due to breaches of representations and warranties. Because principal payments on the mortgage loans are payable to the subordinated certificates at a slower rate than principal payments are made to the Class A certificates, the subordinated certificates are more likely to be exposed to any risks associated with changes in concentrations of mortgage loan or property characteristics.

Effect on Yields Caused by          Mortgagors may prepay their mortgage loans
Prepayments, Defaults and           in whole or in part at any time. A
Losses                              prepayment of a mortgage loan generally will
                                    result in a prepayment on the certificates.
                                    We cannot predict the rate at which
                                    mortgagors will repay their mortgage loans.
                                    We cannot assure you that the actual
                                    prepayment rates of the mortgage loans
                                    included in the trust will conform to any historical prepayment rates or any forecasts of prepayment rates described or reflected in any reports or studies relating to pools of mortgage loans similar to the types of mortgage loans included in the trust.

                                    If you purchase your certificates at a
                                    discount and principal is repaid slower than you anticipate, then your yield may be lower than you anticipate.

                                    If you purchase your certificates at a
                                    premium and principal is repaid faster than you anticipate, then your yield may be lower than you anticipate.

                                    The rate of prepayments on the mortgage
                                    loans will be sensitive to prevailing
                                    interest rates. Generally, for fixed-rate mortgage loans, if prevailing interest rates decline significantly below the interest rates on the fixed-rate mortgage loans, the fixed-rate mortgage loans are more likely to prepay than if prevailing rates remain above the interest rates on the fixed-rate mortgage loans. Conversely, if prevailing interest rates rise significantly, prepayments on the fixed-rate mortgage loans may decrease.

                                    The prepayment behavior of the
                                    adjustable-rate mortgage loans and of the fixed-rate mortgage loans may respond to different factors, or may respond differently to the same factors. If, at the time of their first adjustment, the interest rates on any of the adjustable-rate mortgage loans would be subject to adjustment to a rate higher than the then prevailing interest rates available to borrowers, the borrowers may prepay their adjustable-rate mortgage loans. The adjustable-rate mortgage loans may also suffer an increase in defaults and liquidations following upward adjustments of their interest rates, especially following their initial adjustments.

                                    Approximately 65.96% of the group I mortgage loans and approximately 71.98% of the group II mortgage loans require the mortgagor to pay a prepayment premium in certain instances if the mortgagor prepays the mortgage loan during a stated period, which may be from two months to five years after the mortgage loan was originated. A prepayment premium may or may not discourage a mortgagor from prepaying the related mortgage loan during the applicable period.

                                    The sponsor may be required to purchase
                                    mortgage loans from the trust in the event certain breaches of its representations and warranties occur or certain material document defects occur, which in each case, have not been cured. In addition, the sponsor may be required to purchase mortgage loans from the trust in the event that a mortgagor with respect to a mortgage loan failed to make its first or second payment after the date that mortgage loan was sold to the sponsor by the applicable original loan seller. These purchases will have the same effect on the holders of the LIBOR certificates as a prepayment of those mortgage loans.

                                    The servicer may, at its option, purchase all of the mortgage loans and terminate the trust on any distribution date when the aggregate stated principal balance of the mortgage loans as of the last day of the related due period is equal to or less than 10% of the aggregate stated principal balance of all of the mortgage loans as of the cut-off date.

                                    If the rate of default and the amount of losses on the mortgage loans is higher than you expect, then your yield may be lower than you expect.

                                    As a result of the absorption of realized losses on the mortgage loans by excess interest and overcollateralization as described in this prospectus supplement, liquidations of defaulted mortgage loans, whether or not realized losses are incurred upon the liquidations, will result in an earlier return of principal to the LIBOR certificates and will influence the yield on the LIBOR certificates in a manner similar to the manner in which principal prepayments on the mortgage loans will influence the yield on the LIBOR certificates.

                                    The overcollateralization provisions are intended to result in an accelerated rate of principal distributions to holders of the LIBOR certificates then entitled to principal distributions at any time that the overcollateralization provided by the mortgage loan pool falls below the required level. An earlier return of principal to the holders of the LIBOR certificates as a result of the overcollateralization provisions will influence the yield on the LIBOR certificates in a manner similar to the manner in which principal prepayments on the mortgage loans will influence the yield on the LIBOR certificates.

                                    The multiple class structure of the LIBOR certificates causes the yield of certain classes of the LIBOR certificates to be particularly sensitive to changes in the rates of prepayments of mortgage loans. Because distributions of principal will be made to the classes of LIBOR certificates according to the priorities described in this prospectus supplement, the yield to maturity on those classes of LIBOR certificates will be sensitive to the rates of prepayment on the mortgage loans experienced both before and after the commencement of principal distributions on those classes. In particular, the subordinated certificates (i.e., the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1, Class B-2 and Class B-3 certificates) do not receive any portion of the amount of principal payable to the LIBOR certificates prior to the distribution date in February 2009 unless the aggregate certificate principal balance of the Class A certificates has been reduced to zero. Thereafter, subject to the loss and delinquency performance of the mortgage loan pool, the subordinated certificates may continue to receive no portion of the amount of principal then payable to the LIBOR certificates unless the aggregate certificate principal balance of the Class A certificates has been reduced to zero. The weighted average lives of the subordinated certificates will therefore be longer than would otherwise be the case.

                                    The value of your certificates may be
                                    reduced if the rate of default or the amount of losses is higher than expected.

                                    If the performance of the mortgage loans is substantially worse than assumed by the rating agencies, the ratings of any class of the certificates may be lowered in the future. This would probably reduce the value of those certificates. No one will be required to supplement any credit enhancement or to take any other action to maintain any rating of the certificates.

                                    Newly originated mortgage loans may be more likely to default, which may cause losses on the offered certificates.

                                    Defaults on mortgage loans tend to occur at higher rates during the early years of the mortgage loans. Substantially all of the mortgage loans have been originated within the 12 months prior to their sale to the trust. As a result, the trust may experience higher rates of default than if the mortgage loans had been outstanding for a longer period of time.

                                    The credit enhancement features may be
                                    inadequate to provide protection for the LIBOR certificates.

                                    The credit enhancement features described in this prospectus supplement are intended to enhance the likelihood that holders of the Class A certificates, and to a limited extent, the holders of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 certificates and, to a lesser degree, the holders of the Class B-1, Class B-2 and Class B-3 certificates, will receive regular payments of interest and principal. However, we cannot assure you that the applicable credit enhancement will adequately cover any shortfalls in cash available to pay your certificates as a result of delinquencies or defaults on the mortgage loans. If delinquencies or defaults occur on the mortgage loans, neither the servicer nor any other entity will advance scheduled monthly payments of interest and principal on delinquent or defaulted mortgage loans if the advances are not likely to be recovered.

                                    If substantial losses occur as a result of defaults and delinquent payments on the mortgage loans, you may suffer losses, even if you own Class A certificates.

Interest Generated by the           The weighted average of the interest rates
Mortgage Loans May Be               on the mortgage loans is expected to be
Insufficient to Maintain the        higher than the pass-through rates on the
Required Level of                   LIBOR certificates. Interest on the mortgage
Overcollateralization               loans, after taking into account certain
                                    payments received or paid by the trust
                                    pursuant to the interest rate swap
                                    agreement, is expected to generate more
                                    interest than is needed to pay interest owed on the LIBOR certificates and to pay certain fees and expenses payable by the trust. Any remaining interest will then be used to absorb losses that occur on the mortgage loans. After these financial obligations of the trust are covered, the available excess interest will be used to maintain the overcollateralization at the required level determined as described in this prospectus supplement. We cannot assure you, however, that enough excess interest will be generated to absorb losses or to maintain the required level of overcollateralization.
                                    The factors described below, as well as the factors described in the next Risk Factor, will affect the amount of excess interest available to the trust.

                                    Every time a mortgage loan is prepaid in full, excess interest may be reduced because the mortgage loan will no longer be outstanding and generating interest. In the event of a partial prepayment, the mortgage loan will be generating less interest.

                                    Every time a mortgage loan is liquidated or written off, excess interest may be reduced because those mortgage loans will no longer be outstanding and generating interest.

                                    If the rates of delinquencies, defaults or losses on the mortgage loans turn out to be higher than expected, excess interest will be reduced by the amount necessary to compensate for any shortfalls in cash available to make required distributions on the LIBOR certificates.

                                    All of the adjustable-rate mortgage loans have interest rates that adjust based on an index that is different from the index used to determine the pass-through rates on the LIBOR certificates, and the fixed-rate mortgage loans have interest rates that do not adjust. In addition, the first adjustment of the interest rates for approximately 0.03% of the adjustable-rate mortgage loans will not occur until one month after the date of origination. The first adjustment of the interest rates for approximately 0.88% of the adjustable-rate mortgage loans will not occur until six months after the date of origination. The first adjustment of the interest rates for approximately 81.10% of the adjustable-rate mortgage loans will not occur until two years after the date of origination. The first adjustment of the interest rates for approximately 16.09% of the adjustable-rate mortgage loans will not occur until three years after the date of origination. The first adjustment of the interest rates for approximately 1.66% of the adjustable-rate mortgage loans will not occur until five years after the date of origination. See "The Mortgage Loan Pool--Adjustable-Rate Mortgage Loans" in this prospectus supplement. As a result, the pass-through rates on the LIBOR certificates may increase relative to the weighted average of the interest rates on the mortgage loans, or the pass-through rates on the LIBOR certificates may remain constant as the weighted average of the interest rates on the mortgage loans declines. In either case, this would require that more of the interest generated by the mortgage loans be applied to cover interest on the LIBOR certificates. The pass-through rates on the LIBOR certificates cannot exceed the weighted average net interest rate of the mortgage loan pool, adjusted for net payments to or from the swap provider.

                                    If prepayments, defaults and liquidations occur more rapidly on the mortgage loans with relatively higher interest rates than on the mortgage loans with relatively lower interest rates, the amount of excess interest generated by the mortgage loans will be less than would otherwise be the case.

                                    Investors in the LIBOR certificates, and particularly the subordinated certificates, should consider the risk that the overcollateralization may not be sufficient to protect your certificates from losses.

Effect of Mortgage Interest         The LIBOR certificates accrue interest at
Rates and Other Factors on the      pass-through rates based on the one-month
Pass-Through Rates on the           LIBOR index plus specified margins, but are
LIBOR Certificates                  subject to certain limitations. Those
                                    limitations on the pass-through rates for the LIBOR certificates are based, in part, on the weighted average of the net interest rates on the mortgage loans adjusted for net payments to or from the swap provider. A variety of factors, in addition to those described in the previous Risk Factor, could limit the pass-through rates and adversely affect the yield to maturity on the LIBOR certificates. Some of these factors are described below:

                                    The interest rates on the fixed-rate
                                    mortgage loans will not adjust, and the
                                    interest rates on the adjustable-rate
                                    mortgage loans are based on a six-month
                                    LIBOR index. The adjustable-rate mortgage loans have periodic and maximum limitations on adjustments to their interest rates, and approximately 74.21% of the adjustable-rate mortgage loans in group I and approximately 83.93% of the adjustable-rate mortgage loans in group II will have the first adjustment to their interest rates after two years, with a substantial majority having their first adjustment either one month, six months, three years or five years after the origination of those mortgage loans. As a result of the limit on the pass-through rates on the LIBOR certificates, those LIBOR certificates may accrue less interest than they would accrue if their pass-through rates were based solely on the one-month LIBOR index plus the specified margins.

                                    The six-month LIBOR index may change at
                                    different times and in different amounts than one-month LIBOR. As a result, it is possible that interest rates on certain of the adjustable-rate mortgage loans may decline while the pass-through rates on the LIBOR certificates are stable or rising. It is also possible that the interest rates on the adjustable-rate mortgage loans and the pass-through rates for the LIBOR certificates may decline or increase during the same period, but that the pass-through rates on these certificates may decline more slowly or increase more rapidly.

                                    The pass-through rates for the LIBOR
                                    certificates adjust monthly and are subject to maximum interest rate caps while the interest rates on the adjustable-rate mortgage loans adjust less frequently and the interest rates on the fixed-rate mortgage loans do not adjust. Consequently, the limit on the pass-through rates on the LIBOR certificates may limit increases in the pass-through rates for those classes for extended periods in a rising interest rate environment.

                                    If prepayments, defaults and liquidations occur more rapidly on the mortgage loans with relatively higher interest rates than on the mortgage loans with relatively lower interest rates, the pass-through rates on the LIBOR certificates are more likely to be limited. If the pass-through rates on the LIBOR certificates are limited for any distribution date due to a cap based on the weighted average net interest rates of the mortgage loans (adjusted for net payments to or from the swap provider), the resulting interest shortfalls may be recovered by the holders of these certificates on the same distribution date or on future distribution dates on a subordinated basis to the extent that on that distribution date or future distribution dates there are available funds remaining after certain other distributions on the LIBOR certificates and the payment of certain fees and expenses of the trust. However, we cannot assure you that these funds will be sufficient to fully cover these shortfalls.

Effect on Yields Due to Rapid       Any net payment payable to the swap provider
Prepayments; No Assurance of        under the terms of the interest rate swap
Amounts Received Under the          agreement will reduce amounts available for
Interest Rate Swap Agreement        distribution to certificateholders, and may
                                    reduce the pass-through rates on the LIBOR certificates.

                                    In addition, certain swap termination
                                    payments arising under the interest rate swap agreement are payable to the swap provider on a senior basis and such payments may reduce amounts available for distribution to certificateholders.

                                    Any amounts received under the interest rate swap agreement will be applied as described in this prospectus supplement to pay interest shortfalls, maintain overcollateralization and cover losses. However, no amounts will be payable to the trust by the swap provider unless the floating payment owed by the swap provider for a distribution date exceeds the fixed payment owed to the swap provider for that distribution date. This will not occur except in a period where one-month LIBOR (as determined pursuant to the interest rate swap agreement) exceeds [4.81]%. We cannot assure you that any amounts will be received under the interest rate swap agreement, or that any such amounts that are received will be sufficient to cover interest shortfalls or losses on the mortgage loans, or to maintain required overcollateralization.

                                    See "Description of the
                                    Certificates--Distributions of Interest and
                                    Principal," "--Supplemental Interest Trust" and "--Interest Rate Swap Agreement" in this prospectus supplement.

Prepayments on the Mortgage         When a voluntary principal prepayment is
Loans Could Lead to Shortfalls      made by the mortgagor on a mortgage loan
in the Distribution of              (excluding any payments made upon
Interest on Your Certificates       liquidation of any mortgage loan), the
                                    mortgagor is charged interest on the amount of prepaid principal only up to the date of the prepayment, instead of for a full month.
                                    However, principal prepayments will only be passed through to the holders of the certificates once a month on the distribution date which follows the calendar month in which the prepayment was received by the servicer. The servicer is obligated to pay an amount, without any right of reimbursement, for those shortfalls in interest collections payable on the certificates that are attributable to the difference between the interest paid by a mortgagor in connection with voluntary principal prepayments in full and thirty days' interest on the prepaid mortgage loan, but only to the extent of one-half of the monthly servicing fee for the related distribution date.

                                    If the servicer fails to make such
                                    compensating interest payments or the
                                    shortfall exceeds one-half of the monthly servicing fee for the related distribution date, there will be fewer funds available for the distribution of interest on the certificates. In addition, no compensating interest payments will be available to cover prepayment interest shortfalls resulting from partial prepayments or involuntary prepayments (such as liquidation of a defaulted mortgage loan). Such shortfalls of interest, if they result in the inability of the trust to pay the full amount of the current interest on the certificates, will result in a reduction of the yield on your certificates.

The Weighted Average Lives of,      The weighted average lives of, and the
and the Yields to Maturity on,      yields to maturity on, the Class M-1, Class
the Subordinated Certificates       M-2, Class M-3, Class M-4, Class M-5, Class
are Sensitive to Mortgagor          M-6, Class M-7, Class M--8, Class B-1, Class
Defaults and Losses on the          B-2 and Class B-3 certificates will be
Mortgage Loans                      progressively more sensitive, in that order,
                                    to the rate and timing of mortgagor defaults and the severity of ensuing losses on the mortgage loans. If the actual rate and severity of losses on the mortgage loans is higher than those assumed by an investor in such certificates, the actual yield to maturity of such certificates may be lower than the yield anticipated by such holder based on such assumption. The timing of losses on the mortgage loans will also affect an investor's actual yield to maturity, even if the rate of defaults and severity of losses over the life of the mortgage loans are consistent with an investor's expectations. In general, the earlier a loss occurs, the greater the effect on an investor's yield to maturity.
                                    Realized losses on the mortgage loans, to the extent they exceed the amount of excess interest and overcollateralization following distributions of principal on the related distribution date, will reduce the certificate principal balance of the Class
                                    B-3, Class B-2, Class B-1, Class M-8, Class
                                    M-7, Class M-6, Class M-5, Class M-4, Class
                                    M-3, Class M-2
                                    and Class M-1 certificates, in that order.
                                    As a result of such reductions, less
                                    interest will accrue on such class of
                                    certificates than would otherwise be the case.

                                    Once a realized loss on a mortgage loan is allocated to a certificate, no principal or interest will be distributable with respect to such written down amount and the holder of the certificate will not be entitled to reimbursements for such lost interest or principal even if funds are available for reimbursement, except to the extent of any subsequent recoveries received on liquidated mortgage loans after they have been liquidated.

                                    Unless the aggregate certificate principal balances of the Class A certificates have been reduced to zero, the subordinated certificates will not be entitled to any principal distributions until February 2009 or a later date as described in this prospectus supplement, or during any period in which delinquencies or cumulative losses on the mortgage loans exceed certain levels. As a result, the weighted average lives of the subordinated certificates will be longer than would otherwise be the case if distributions of principal were allocated among all of the certificates at the same time. As a result of the longer weighted average lives of the subordinated certificates, the holders of those certificates have a greater risk of suffering a loss on their investments. Further, because those certificates might not receive any principal if certain delinquency levels occur, it is possible for those certificates to receive no principal distributions even if no losses have occurred on the mortgage loan pool.

                                    In addition, the multiple class structure of the subordinated certificates causes the yield of those classes to be particularly sensitive to changes in the rates of prepayment of the mortgage loans. Because distributions of principal will be made to the holders of those certificates according to the priorities described in this prospectus supplement, the yield to maturity on the subordinated certificates will be sensitive to the rates of prepayment on the mortgage loans experienced both before and after the commencement of principal distributions on those classes. The yield to maturity on the subordinated certificates will also be extremely sensitive to losses due to defaults on the mortgage loans (and the timing of those losses), to the extent such losses are not covered by excess interest after taking into account certain payments received or paid by the trust pursuant to the interest rate swap agreement, the Class X certificates or a class of subordinated certificates with a lower payment priority. Furthermore, as described in this prospectus supplement, the timing of receipt of principal and interest by the subordinated certificates may be adversely affected by losses even if such classes of certificates do not ultimately bear such loss.

                                    Finally, the effect on the market value of the subordinated certificates of changes in market interest rates or market yields for similar securities may be greater than for the Class A certificates.

Delay in Receipt of                 Substantial delays could be encountered in
Liquidation Proceeds;               connection with the liquidation of
Liquidation Proceeds May Be         delinquent mortgage loans. Further,
Less Than the Mortgage Loan         reimbursement of advances made on a mortgage
Balance                             loan, liquidation expenses such as legal
                                    fees, real estate taxes, hazard insurance and maintenance and preservation expenses may reduce the portion of liquidation proceeds payable on the certificates. If a mortgaged property fails to provide adequate security for the mortgage loan, you will incur a loss on your investment if the credit enhancements described in this prospectus supplement are insufficient to cover the loss.

High Loan-to-Value Ratios or        Mortgage loans with higher original
Combined Loan-to-Value Ratios       loan-to-value ratios or combined
Increase Risk of Loss               loan-to-value ratios may present a greater
                                    risk of loss than mortgage loans with
                                    original loan-to-value ratios or combined loan-to-value ratios of 80% or below.
                                    Approximately 29.96% of the first lien
                                    mortgage loans had original loan-to-value ratios greater than 80% and approximately
                                    32.31% of the mortgage loans had combined original loan-to-value ratios greater than
                                    80%, each as calculated as described under "The Mortgage Loan Pool--General" in this prospectus supplement.

                                    Additionally, the determination of the value of a mortgaged property used in the calculation of the loan-to-value ratios or combined loan-to-value ratios of the mortgage loans may differ from the appraised value of such mortgaged properties if current appraisals were obtained.

Some of the Mortgage Loans          Approximately 37.91% of the mortgage loans
Have an Initial Interest-Only       have an initial interest-only period of up
Period, Which May Result in         to ten years. During this period, the
Increased Delinquencies and         payment made by the related mortgagor will
Losses                              be less than it would be if the principal of
                                    the mortgage loan was required to amortize.
                                    In addition, the mortgage loan principal balance will not be reduced because there will be no scheduled monthly payments of principal during this period. As a result, no principal payments will be made on the LIBOR certificates with respect to these mortgage loans during their interest-only period unless there is a principal prepayment.

                                    After the initial interest-only period, the scheduled monthly payment on these mortgage loans will increase, which may result in increased delinquencies by the related mortgagors, particularly if interest rates have increased and the mortgagor is unable to refinance. In addition, losses may be greater on these mortgage loans as a result of there being no principal amortization during the early years of these mortgage loans. Although the amount of principal included in each scheduled monthly payment for a traditional mortgage loan is relatively small during the first few years after the origination of a mortgage loan, in the aggregate the amount can be significant. Any resulting delinquencies and losses, to the extent not covered by the applicable credit enhancement described in this prospectus supplement, will be allocated to the LIBOR certificates in reverse order of seniority.

                                    The use of mortgage loans with an initial interest-only period has recently increased in popularity in the mortgage marketplace, but historical performance data for interest-only mortgage loans is limited as compared to performance data for mortgage loans that amortize from origination. The performance of interest-only mortgage loans may be significantly different from mortgage loans that amortize from origination. In particular, there may be a higher expectation by these mortgagors of refinancing their mortgage loans with a new mortgage loan, in particular, one with an initial interest-only period, which may result in higher or lower prepayment speeds than would otherwise be the case. In addition, the failure by the related mortgagor to build equity in the mortgaged property may affect the delinquency, loss and prepayment experience with respect to these mortgage loans.

A Portion of the Mortgage           Approximately 3.35% of the mortgage loans
Loans Are Secured by                are secured by second lien mortgages which
Subordinate Mortgages; In the       are subordinate to the rights of the holder
Event of a Default, These           of the related senior mortgages. As a
Mortgage Loans Are More Likely      result, the proceeds from any liquidation,
to Experience Losses                insurance or condemnation proceedings will
                                    be available to satisfy the principal
                                    balance of the mortgage loan only to the extent that the claims, if any, of each related senior mortgagee are satisfied in full, including any related foreclosure costs. In addition, a holder of a subordinate or junior mortgage may not foreclose on the mortgaged property securing such mortgage unless it either pays the entire amount of the senior mortgages to the mortgagees at or prior to the foreclosure sale or undertakes the obligation to make payments on each senior mortgage in the event of a default under the mortgage. The trust will have no source of funds to satisfy any senior mortgage or make payments due to any senior mortgagee.

                                    An overall decline in the residential real estate markets could adversely affect the values of the mortgaged properties and cause the outstanding principal balances of the second lien mortgage loans, together with the senior mortgage loans secured by the same mortgaged properties, to equal or exceed the value of the mortgaged properties. This type of a decline would adversely affect the position of a second mortgagee before having the same effect on the related first mortgagee. A rise in interest rates over a period of time and the general condition of a mortgaged property as well as other factors may have the effect of reducing the value of the mortgaged property from the appraised value at the time the mortgage loan was originated. If there is a reduction in value of the mortgaged property, the ratio of the amount of the mortgage loan to the value of the mortgaged property may increase over what it was at the time the mortgage loan was originated. This type of increase may reduce the likelihood of liquidation or other proceeds being sufficient to satisfy the second lien mortgage loan after satisfaction of any senior liens. In circumstances where the servicer determines that it would be uneconomical to foreclose on the related property, the servicer may write off the entire outstanding principal balance of the related second lien mortgage loan as bad debt.

Payments in Full of a Balloon       Approximately 4.75% of the mortgage loans as
Loan Depend on the Borrower's       of the cut-off date will not be fully
Ability to Refinance the            amortizing over their terms to maturity and,
Balloon Loan or Sell the            thus, will require substantial principal
Mortgaged Property                  payments, i.e., balloon payments, at their
                                    stated maturity. Mortgage loans with balloon payments involve a greater degree of risk because the ability of a borrower to make a balloon payment typically will depend upon its ability either to timely refinance the loan or to timely sell the related mortgaged property. The ability of a borrower to accomplish either of these goals will be affected by a number of factors, including:

                                       o  the level of available interest rates
                                          at the time of sale or refinancing;

                                       o  the borrower's equity in the related
                                          mortgaged property;

                                       o  the financial condition of the
                                          mortgagor;

                                       o  tax laws;

                                       o  prevailing general economic
                                          conditions; and

                                       o  the availability of credit for single
                                          family real properties generally.

The Interest Rate Swap              The assets of the trust include an interest
Agreement Is Subject to             rate swap agreement that will require the
Counterparty Risk                   swap provider to make certain payments for
                                    the benefit of the holders of the LIBOR
                                    certificates. To the extent that payments on the LIBOR certificates depend in part on payments to be received by the trustee under the interest rate swap agreement, the ability of the trustee to make those payments on such certificates will be subject to the credit risk of the swap provider. See "Description of the
                                    Certificates--Interest Rate Swap Agreement" in this prospectus supplement.

The Credit Rating of the Swap       The swap provider under the interest rate
Provider Could Affect the           swap agreement will have, as of the closing
Rating of the Offered               date, a counterparty rating of "Aaa" from
Certificates                        Moody's Investors Service, Inc. and a credit
                                    rating of "AA+" from Standard & Poor's
                                    Ratings Services, a division of The McGraw
                                    Hill Companies, Inc. (or has a guarantor that has such ratings). The ratings on the offered certificates are dependent in part upon the credit ratings of the swap provider. If a credit rating of the swap provider is qualified, reduced or withdrawn and a substitute counterparty is not obtained in accordance with the terms of the interest rate swap agreement, the ratings of the offered certificates may be qualified, reduced or withdrawn. As a result, the value and marketability of the offered certificates may be adversely affected. See
                                    "Description of the Certificates--Interest
                                    Rate Swap Agreement" in this prospectus
                                    supplement.

Bankruptcy of the Depositor or      The depositor and the sponsor may be
the Sponsor May Delay or            eligible to become a debtor under the United
Reduce Collections on Loans         States Bankruptcy Code. If the depositor or
                                    the sponsor for the certificates were to become a debtor under the United States
                                    Bankruptcy Code, the bankruptcy court could be asked to determine whether the mortgage loans constitute property of the debtor, or whether they constitute property of the trust. If the bankruptcy court were to determine that the mortgage loans constitute property of the estate of the debtor, there could be delays in payments to certificateholders of collections on the mortgage loans and/or reductions in the amount of the payments paid to certificateholders. The mortgage loans would not constitute property of the estate of the depositor or of the sponsor if the transfer of the mortgage loans from the sponsor to the depositor and from the depositor to the trust are treated as true sales, rather than pledges, of the mortgage loans.

                                    The transactions contemplated by this
                                    prospectus supplement and the related
                                    prospectus will be structured so that, if there were to be a bankruptcy proceeding with respect to the sponsor or the depositor, the transfers described above should be treated as true sales, and not as pledges. The mortgage loans should accordingly be treated as property of the related issuing entity and not as part of the bankruptcy estate of the depositor or sponsor. In addition, the depositor is operated in a manner that should make it unlikely that it would become the subject of a bankruptcy filing.

                                    However, there can be no assurance that a bankruptcy court would not recharacterize the transfers described above as borrowings of the depositor or sponsor secured by pledges of the mortgage loans. Any request by the debtor (or any of its creditors) for such a recharacterization of these transfers, if successful, could result in delays in payments of collections on the mortgage loans and/or reductions in the amount of the payments paid to certificateholders, which could result in losses on the certificates. Even if a request to recharacterize these transfers were to be denied, delays in payments on the mortgage loans and resulting delays or losses on the certificates could result.

External Events May Increase        In response to previously executed and
the Risk of Loss on the             threatened terrorist attacks in the United
Mortgage Loans                      States and foreign countries, the United
                                    States has initiated military operations and has placed a substantial number of armed forces reservists and members of the National Guard on active duty status. It is possible that the number of reservists and members of the National Guard placed on active duty status in the near future may increase. To the extent that a member of the military, or a member of the armed forces reserves or National Guard who are called to active duty, is a mortgagor of a mortgage loan in the trust, the interest rate limitation of the Servicemembers Civil
                                    Relief Act and any comparable state law, will apply. Substantially all of the mortgage loans have interest rates which exceed such limitation, if applicable. This may result in interest shortfalls on the mortgage loans, which, in turn will be allocated ratably in reduction of accrued interest on all classes of LIBOR certificates, irrespective of the availability of excess cash flow or other credit enhancement. None of the depositor, the underwriter, Goldman Sachs Mortgage
                                    Company, the original loan sellers, the
                                    servicer, the trustee or any other person has taken any action to determine whether any of the mortgage loans would be affected by such interest rate limitation. See "Legal
                                    Aspects of the Mortgage
                                    Loans--Servicemembers Civil Relief Act and the California Military and Veterans Code" in the prospectus.

The Certificates Are                The certificates will not represent an
Obligations of the Trust Only       interest in or obligation of the depositor,
                                    the sponsor, the underwriter, the original loan sellers, the servicer, the trustee or any of their respective affiliates. Neither the certificates nor the underlying mortgage loans will be guaranteed or insured by any governmental agency or instrumentality or by the depositor, the sponsor, the underwriter, the original loan sellers, the servicer, the trustee or any of their respective affiliates. Proceeds of the assets included in the trust will be the sole source of payments on the offered certificates, and there will be no recourse to the depositor, the underwriter, the sponsor, the original loan sellers, the servicer, the trustee or any other person in the event that such proceeds are insufficient or otherwise unavailable to make all payments provided for under the LIBOR certificates.

Your Investment May Not Be          The underwriter intends to make a secondary
Liquid                              market in the offered certificates, but it
                                    will have no obligation to do so. We cannot assure you that such a secondary market will develop or, if it develops, that it will continue. Consequently, you may not be able to sell your certificates readily or at prices that will enable you to realize your desired yield. The market values of the certificates are likely to fluctuate; these fluctuations may be significant and could result in significant losses to you.

                                    The secondary markets for asset-backed
                                    securities have experienced periods of
                                    illiquidity and can be expected to do so in the future. Illiquidity can have a severely adverse effect on the prices of securities that are especially sensitive to prepayment, credit, or interest rate risk, or that have been structured to meet the investment requirements of limited categories of investors. The offered certificates will not constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended. Accordingly, many institutions that lack the legal authority to invest in securities that do not constitute "mortgage related securities" will not be able to invest in the offered certificates, thereby limiting the market for the offered certificates. If your investment activities are subject to legal investment laws and regulations, regulatory capital requirements, or review by regulatory authorities, then you may be subject to restrictions on investment in the offered certificates. You should consult your own legal advisors for assistance in determining the suitability of and consequences to you of the purchase, ownership, and sale of the offered certificates. See "Legal Investment" in this prospectus supplement and in the prospectus.

The Ratings on Your                 Each rating agency rating the offered
Certificates Could Be Reduced       certificates may change or withdraw its
or Withdrawn                        initial ratings at any time in the future
                                    if, in its judgment, circumstances warrant a change. No person is obligated to maintain the ratings at their initial levels. If a rating agency reduces or withdraws its rating on one or more classes of the offered certificates, the liquidity and market value of the affected certificates is likely to be reduced.

The Servicing Fee May Be            To the extent that this prospectus
Insufficient to Engage a            supplement indicates that the fee payable to
Replacement Servicer                the servicer is based on a fee rate that is
                                    a percentage of the outstanding mortgage loan balances, no assurance can be made that such fee rate in the future will be sufficient to attract a replacement servicer to accept an appointment. In addition, to the extent the mortgage pool of any series has amortized significantly at the time that a replacement servicer is sought, the aggregate fee that would be payable to any such replacement may not be sufficient to attract a replacement to accept an appointment.

The Offered Certificates May        The offered certificates are not suitable
Not Be Suitable Investments         investments for any investor that requires a
                                    regular or predictable schedule of monthly payments or payment on any specific date.
                                    The offered certificates are complex
                                    investments that should be considered only by investors who, either alone or with their financial, tax and legal advisors, have the expertise to analyze the prepayment, reinvestment, default and market risk, the tax consequences of an investment and the interaction of these factors.

Risks Related to the Class R,       The holders of the residual certificates
Class RC and Class RX               must include the taxable income or loss of
Certificates                        the related REMIC or REMICs in determining
                                    their federal taxable income. Prospective investors are cautioned that the residual certificateholders' REMIC taxable income and the tax liability associated with the residual certificates may be substantial during certain periods, in which event the holders of the residual certificates must have sufficient sources of funds to pay such tax liability. Other than an initial distribution on the first distribution date, it is not anticipated that the residual certificateholders will receive distributions from the trust. Furthermore, it is anticipated that all or a substantial portion of the taxable income of the related
                                    REMIC includible by the holders of the
                                    residual certificates will be treated as "excess inclusion" income, resulting in (i) the inability of those holders to use net operating losses to offset such income, (ii) the treatment of such income as "unrelated business taxable income" to certain holders who are otherwise tax exempt and (iii) the treatment of such income as subject to 30% withholding tax to certain non-U.S.
                                    investors, with no exemption or treaty
                                    reduction.

                                    Under the provisions of the Internal Revenue
                                    Code of 1986 relating to REMICs, it is
                                    likely that the residual certificates will be considered to be "non-economic residual interests," with the result that transfers of them would be disregarded for federal income tax purposes if any significant purpose of the transferor was to impede the assessment or collection of tax. Accordingly, the transferee affidavit used for transfers of the residual certificates will require the transferee to affirm that it (i) historically has paid its debts as they have come due and intends to do so in the future, (ii) understands that it may incur tax liabilities with respect to the residual certificates in excess of cash flows generated by them, (iii) intends to pay taxes associated with holding the residual certificates as such taxes become due, (iv) will not cause the income from the residual certificates to be attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of the transferee or any other U.S. person and (v) will not transfer the residual certificates to any person or entity that does not provide a similar affidavit.

                                    The transferor must certify in writing to the trustee that, as of the date of transfer, it had no knowledge or reason to know that the affirmations made by the transferee pursuant to the preceding sentence were false. In addition, Treasury regulations provide alternatives for either paying the transferee of the residual certificates a formula specified minimum price or transferring the residual certificates to an eligible corporation under certain conditions in order to meet the safe harbor against the possible disregard of such transfer.

                                    Finally, residual certificates generally may not be transferred to a person who is not a U.S. person unless the income on those residual certificates is effectively connected with the conduct of a U.S. trade or business and the transferee furnishes the transferor and the trustee with an effective Internal Revenue Service Form W-8ECI. See "Description of the
                                    Certificates--Restrictions on Transfer of the Residual Certificates" in this prospectus supplement and "Federal Income Tax Consequences--Tax Treatment of REMIC Residual Interests--Non-Recognition of
                                    Certain Transfers for Federal Income Tax
                                    Purposes" in the prospectus.

                                    An individual, trust or estate that holds residual certificates (whether the residual certificates are held directly or indirectly through certain pass through entities) also may have additional gross income with respect to such residual certificates but may be subject to limitations or disallowance of deductions for servicing fees on the loans and other administrative expenses properly allocable to such residual certificates in computing such holder's regular tax liability, and may not be able to deduct such fees or expenses to any extent in computing such holder's alternative minimum tax liability. The pooling and servicing agreement will require that any such gross income and such fees and expenses will be allocable to holders of the residual certificates in proportion to their respective ownership interests. See "Federal Income Tax Consequences--Tax Treatment of REMIC Residual Interests" and "--Special Considerations for Certain Types of Investors--Individuals and Pass-Through
                                    Entities" in the prospectus. In addition, some portion of a purchaser's basis, if any, in residual certificates may not be recovered until termination of the trust fund. Furthermore, Treasury regulations have been issued concerning the federal income tax consequences of any consideration paid to a transferee on a transfer of residual certificates. Any transferee of residual certificates receiving such consideration should consult its tax advisors regarding these regulations. See "Federal Income Tax Consequences--Special Considerations for
                                    Certain Types of Investors--Disposition of
                                    Residual Certificates" in the prospectus.

                                    Due to the special tax treatment of residual interests, the effective after-tax return of the residual certificates may be significantly lower than would be the case if the residual certificates were taxed as debt instruments and could be negative.

The Recording of the Mortgages      The mortgages or assignments of mortgage for
in the Name of MERS May Affect      some of the mortgage loans have been
the Yield on the Certificates       recorded in the name of Mortgage Electronic
                                    Registration Systems, Inc., or MERS, solely as nominee for the originator and its successors and assigns, including the trust.
                                    Subsequent assignments of those mortgages are registered electronically through the
                                    MERS system. However, if MERS discontinues the MERS system and it becomes necessary to record an assignment of mortgage to the trustee, any related expenses will be paid by the trust and will reduce the amount available to make distributions on the certificates.

                                    The recording of mortgages in the name of MERS is a relatively new practice in the mortgage lending industry. Public recording officers and others may have limited, if any, experience with lenders seeking to foreclose mortgages, assignments of which are registered with MERS. Accordingly, delays and additional costs in commencing, prosecuting and completing foreclosure proceedings and conducting foreclosure sales of the mortgaged properties could result. Those delays and the additional costs could in turn delay the distribution of liquidation proceeds to certificateholders and increase the amount of losses on the mortgage loans. In that regard, a Florida court recently ruled that MERS lacked standing to pursue foreclosure proceedings on behalf of the beneficial owners of several mortgage notes who were not named parties to the proceedings.

                             THE MORTGAGE LOAN POOL

   The statistical information presented in this prospectus supplement concerning the mortgage loans is based on the scheduled principal balances of the mortgage loans as of the cut-off date, which is January 1, 2006. The mortgage loan principal balances that are transferred to the trust will be the scheduled principal balances as of the cut-off date. With respect to the mortgage loan pool, some scheduled principal amortization will occur, and some unscheduled principal amortization may occur from the cut-off date to the closing date. Moreover, certain mortgage loans included in the mortgage loan pool as of the cut-off date may not be included in the final mortgage loan pool because they may prepay in full prior to the cut-off date, or they may be determined not to meet the eligibility requirements for the final mortgage loan pool. In addition, certain other mortgage loans may be included in the final mortgage loan pool. As a result of the foregoing, the statistical distribution of characteristics as of the closing date for the final mortgage loan pool may vary somewhat from the statistical distribution of such characteristics as of the cut-off date as presented in this prospectus supplement, although such variance should not be material. In addition, the final mortgage loan pool may vary plus or minus 5% from the cut-off date pool of mortgage loans described in this prospectus supplement.

General

   The trust will primarily consist of approximately 6,187 conventional, subprime, adjustable- and fixed-rate, first and second lien residential mortgage loans with original terms to maturity from their first scheduled payment due date of not more than 40 years, having an aggregate scheduled principal balance of approximately $971,602,117. Approximately 45.03% of the mortgage loans in the trust (the "Conduit mortgage loans") were acquired by the sponsor from various original loan sellers under the sponsor's mortgage conduit program, approximately 30.30% of mortgage loans in the trust (the "SouthStar mortgage loans") were acquired by the sponsor from SouthStar Funding, LLC ("Southstar") and approximately 24.67% of the mortgage loans in the trust (the "MILA mortgage loans") were acquired by the sponsor from MILA, Inc ("MILA").

   The Conduit mortgage loans, the SouthStar mortgage loans and the MILA mortgage loans were originated or acquired generally in accordance with the underwriting guidelines described below under the headings "The Mortgage Loan Pool Goldman Sachs Mortgage Conduit Program Underwriting Guidelines," "--SouthStar Underwriting Guidelines" and "--MILA Underwriting Guidelines," respectively. In general, because such underwriting guidelines do not conform to Fannie Mae or Freddie Mac guidelines, the mortgage loans are likely to experience higher rates of delinquency, foreclosure and bankruptcy than if they had been underwritten in accordance with Fannie Mae or Freddie Mac guidelines.

   Approximately 15.94% of the mortgage loans in the trust are fixed-rate mortgage loans and approximately 84.06% are adjustable-rate mortgage loans, as described in more detail under "--Adjustable-Rate Mortgage Loans" below. As of the cut-off date, approximately 98.00% of the mortgage loans have scheduled monthly payment due dates on the first day of the month, and approximately 2.00% of the mortgage loans have scheduled month payment due dates on a different day of the month, from the 2nd to the 29th day of the month. Interest on the mortgage loans accrues on the basis of a 360 day year consisting of twelve 30-day months.

   All of the mortgage loans are secured by first or second mortgages, deeds of trust or similar security instruments creating first liens or second liens, on residential properties consisting of one- to four-family dwelling units, individual condominium units, townhouses and individual units in planned unit developments.

   Pursuant to its terms, each mortgage loan, other than a loan secured by a condominium unit, is required to be covered by a standard hazard insurance policy in an amount equal to the lower of the unpaid principal amount of that mortgage loan or the replacement value of the improvements on the related mortgaged property.

   Generally, a condominium association is responsible for maintaining hazard insurance covering the entire building.

   Approximately 29.96% of the first lien mortgage loans have original loan-to-value ratios in excess of 80.00%, and approximately 32.31% of the mortgage loans have combined original loan-to-value ratios in excess of 80.00%. The "loan-to-value ratio" or "LTV" of a mortgage loan at any time is generally, unless otherwise provided in the applicable underwriting guidelines, the ratio of the principal balance of such mortgage loan at the date of determination to
(a) in the case of a purchase, the least of the sale price of the mortgaged property, its appraised value or its review appraisal value (as determined pursuant to the underwriting guidelines of the sponsor under its mortgage conduit program, SouthStar or MILA, as applicable) at the time of sale or (b) in the case of a refinancing or modification of a mortgage loan, the appraised value of the mortgaged property at the time of the refinancing or modification. The "combined original loan-to-value ratio" or "CLTV" of a second lien mortgage loan at any time is generally, unless otherwise provided in the applicable underwriting guidelines, the ratio of the (a) sum of (i) the principal balance of the related first lien mortgage loan, and (ii) the principal balance of the second lien mortgage loan to (b) the lesser of (i) the appraised value of the mortgaged property at the time the second lien mortgage loan is originated, or
(ii) the sales price of the mortgaged property at the time of origination. However, in the case of a refinanced mortgage loan, the value is based solely upon the appraisal made at the time of origination of that refinanced mortgage loan.

   None of the mortgage loans are covered by existing primary mortgage insurance policies.

   All of the mortgage loans are fully amortizing, except for approximately 4.75% of the mortgage loans that are balloon mortgage loans.

The Mortgage Loans

   The pool of mortgage loans had the following approximate aggregate characteristics as of the cut-off date:(1)

                                                        Group I Mortgage    Group II Mortgage    Mortgage Loans in the
                                                             Loans                Loans                Aggregate
-----------------------------------------------------   ----------------    -----------------    ---------------------
Scheduled Principal Balance:                                $284,687,982         $686,914,134             $971,602,117
Number of Mortgage Loans:                                          2,037                4,150                    6,187
Average Scheduled Principal Balance:                            $139,758             $165,521                 $157,039
Weighted Average Gross Interest Rate:                              7.609%               7.672%                   7.653%
Weighted Average Net Interest Rate:(2)                             7.099%               7.162%                   7.143%
Weighted Average Original FICO Score:                                633                  632                      633
Weighted Average Original LTV Ratio:(3)                            79.54%               79.77%                   79.70%
Weighted Average Combined Original LTV Ratio:(3)                   82.30%               82.41%                   82.37%
Weighted Average Combined LTV with Silent Seconds:(3)              87.92%               91.22%                   90.25%
Weighted Average Stated Remaining Term (months):                     351                  351                      351
Weighted Average Seasoning (months):                                   3                    3                        3
Weighted Average Months to Roll:(4)                                   24                   23                       23
Weighted Average Gross Margin:(4)                                   6.02%                6.14%                    6.10%
Weighted Average Initial Rate Cap:(4)                               2.81%                2.89%                    2.87%
Weighted Average Periodic Rate Cap:(4)                              1.09%                1.07%                    1.08%
Weighted Average Gross Maximum Lifetime Rate:(4)                   13.86%               13.85%                   13.85%
% of Silent Seconds:(5)                                            29.86%               37.16%                   35.03%
Weighted Average Back-Debt to Income Ratio:                        41.96%               42.07%                   42.04%

----------

(1) All percentages calculated in this table are based on scheduled principal balances as of the cut-off date, unless otherwise noted.

(2) The weighted average net interest rate is equal to the weighted average gross interest rate less the servicing and trustee fee rates.

(3) With respect to first lien mortgage loans, the original LTV ratio reflects the loan-to-value ratio and with respect to the second lien mortgage loans; the combined original LTV ratio reflects the ratio of the sum of the principal balance of the second lien mortgage loans, plus the original principal balance of the related first lien mortgage loan, to the value of the related mortgaged property; the combined LTV with silent seconds reflects the ratio of the sum of the principal balance of the second lien mortgage loans, including any mortgage loans with subordinate liens outside of the mortgage pool, plus the original principal balance of the related first lien mortgage, to the value of the related mortgaged property.

(4) Represents the weighted average of the adjustable-rate mortgage loans only.

(5) Represents percentage of mortgage loans in the mortgage loan pool as to which a second-lien mortgage loan secured by the related mortgaged property was originated in connection with the origination of the first-lien mortgage loan. The second-lien mortgage loan is not included in the mortgage loan pool.

   The scheduled principal balances of the mortgage loans range from approximately $13,585 to approximately $975,000. The mortgage loans had an average scheduled principal balance of approximately $157,039.

   The weighted average original loan-to-value ratio of the mortgage loans is approximately 79.70% and approximately 28.96% of the mortgage loans have original loan-to-value ratios exceeding 80.00%.

   The weighted average original combined loan-to-value ratio of the mortgage loans is approximately 82.37% and approximately 32.31% of the mortgage loans have original combined loan-to-value ratios exceeding 80.00%.

   Approximately 96.65% of the mortgage loans are secured by first liens, and approximately 3.35% of the mortgage loans are secured by second liens.

   Approximately 37.91% of the mortgage loans are interest-only for a period of time.

   No more than approximately 0.54% of the mortgage loans are secured by mortgaged properties located in any one zip-code area.

   Except for approximately 0.09% of the mortgage loans, none of the mortgage loans imposes a Prepayment Premium for a term in excess of three years.

   As of the cut-off date, approximately 3.55% of the mortgage loans were 30-59 days past due. As of the cut-off date, 213 mortgage loans, with an aggregate scheduled principal balance of approximately $34,483,294 were 30-59 days past due. As of the cut-off date, approximately 0.33% of the mortgage loans were 60-89 days past due. As of the cut-off date, 27 mortgage loans, with an aggregate scheduled principal balance of approximately $3,198,496, were 60-89 days past due. A mortgage loan will be considered past due, or "Delinquent," if the payment due on the related contractual payment date is not received by the immediately succeeding contractual payment date.

   The tables on Schedule A set forth certain statistical information with respect to the aggregate mortgage loan pool. Due to rounding, the percentages shown may not precisely total 100.00%.

The Group I Mortgage Loans

   The group I mortgage loans have the following approximate aggregate characteristics as of the cut-off date:(1)

                                                             Group I
                                                          Mortgage Loans       Group I ARM       Group I Fixed-Rate
                                                         in the Aggregate     Mortgage Loans       Mortgage Loans
------------------------------------------------------   ----------------    ----------------    ------------------
Scheduled Principal Balance:                                 $284,687,982        $237,729,761           $46,958,221
Number of Mortgage Loans:                                           2,037               1,514                   523
Average Scheduled Principal Balance:                             $139,758            $157,021               $89,786
Weighted Average Gross Interest Rate:                               7.609%              7.558%                7.868%
Weighted Average Net Interest Rate:(2)                              7.099%              7.048%                7.358%
Weighted Average Original FICO Score:                                 633                 632                   641
Weighted Average Original LTV Ratio:(3)                             79.54%              82.24%                65.84%
Weighted Average Combined Original LTV Ratio:(3)                    82.30%              82.24%                82.59%
Weighted Average Combined LTV with Silent Seconds: (3)              87.92               88.09%                87.07%
Weighted Average Stated Remaining Term (months):                      351                 357                   319
Weighted Average Seasoning (months):                                    3                   3                     3
Weighted Average Months to Roll:(4)                                    24                  24                   N/A
Weighted Average Gross Margin:(4)                                    6.02%               6.02%                  N/A
Weighted Average Initial Rate Cap:(4)                                2.81%               2.81%                  N/A
Weighted Average Periodic Rate Cap:(4)                               1.09%               1.09%                  N/A
Weighted Average Gross Maximum Lifetime Rate:(4)                    13.86%              13.86%                  N/A
% of Silent Seconds:(5)                                             29.86%              30.81%                25.07%
Weighted Average Back-Debt to Income Ratio:                         41.96%              42.21%                40.66%

----------

(1) All percentages calculated in this table are based on scheduled principal balances as of the cut-off date, unless otherwise noted.

(2) The weighted average net interest rate is equal to the weighted average gross interest rate less the servicing and trustee fee rates.

(3) With respect to first lien mortgage loans, the original LTV ratio reflects the loan-to-value ratio and with respect to the second lien mortgage loans; the combined original LTV ratio reflects the ratio of the sum of the principal balance of the second lien mortgage loans, plus the original principal balance of the related first lien mortgage loan, to the value of the related mortgaged property; the combined LTV with silent seconds reflects the ratio of the sum of the principal balance of the second lien mortgage loans, including any mortgage loans with subordinate liens outside of the mortgage pool, plus the original principal balance of the related first lien mortgage, to the value of the related mortgaged property.

(4) Represents the weighted average of the adjustable-rate mortgage loans only.

(5) Represents percentage of mortgage loans in the mortgage loan pool as to which a second-lien mortgage loan secured by the related mortgaged property was originated in connection with the origination of the first-lien mortgage loan. The second-lien mortgage loan is not included in the mortgage loan pool.

   The scheduled principal balances of the group I mortgage loans range from approximately $13,709 to approximately $507,500. The group I mortgage loans had an average scheduled principal balance of approximately $139,758.

   The weighted average original loan-to-value ratio of the group I mortgage loans is approximately 79.54% and approximately 31.84% of the group I mortgage loans have original loan-to-value ratios exceeding 80.00%.

   The weighted average original combined loan-to-value ratio of the group I mortgage loans is approximately 82.30% and approximately 35.31% of the group I mortgage loans have original combined loan-to-value ratios exceeding 80.00%.

   Approximately 96.53% of the group I mortgage loans are secured by first liens, and 3.47% of the group I mortgage loans are secured by second liens.

   Approximately 36.84% of the group I mortgage loans are interest-only for a period of time.

   No more than approximately 0.98% of the group I mortgage loans are secured by mortgaged properties located in any one zip-code area.

   None of the group I mortgage loans imposes a Prepayment Premium for a term in excess of three years.

   As of the cut-off date, approximately 3.06% of the mortgage loans were 30-59 days Delinquent. As of the cut-off date, 49 mortgage loans, with an aggregate scheduled principal balance of approximately $8,717,708 were 30-59 days Delinquent. As of the cut-off date, approximately 0.14% of the mortgage loans were 60-89 days Delinquent. As of the cut-off date, 4 mortgage loans, with an aggregate scheduled principal balance of approximately $405,128, were 60-89 days Delinquent. None of the group I mortgage loans are three payments Delinquent.

   The tables on Schedule A set forth certain statistical information with respect to the group I mortgage loans. Due to rounding, the percentages shown may not precisely total 100.00%.

The Group II Mortgage Loans

   The group II mortgage loans have the following approximate aggregate characteristics as of the cut-off date:(1)

                                                            Group II                            Group II Fixed-
                                                         Mortgage Loans       Group II ARM       Rate Mortgage
                                                        in the Aggregate     Mortgage Loans          Loans
-----------------------------------------------------   ----------------    ----------------    ---------------
Scheduled Principal Balance:                                $686,914,134        $579,023,671       $107,890,463
Number of Mortgage Loans:                                          4,150               3,066              1,084
Average Scheduled Principal Balance:                            $165,521            $188,853            $99,530
Weighted Average Gross Interest Rate:                              7.672%              7.549%             8.328%
Weighted Average Net Interest Rate:(2)                             7.162%              7.039%             7.818%
Weighted Average Original FICO Score:                                632                 631                639
Weighted Average Original LTV Ratio:(3)                            79.77%              82.05%             67.52%
Weighted Average Combined Original LTV Ratio:(3)                   82.41%              82.05%             84.33%
Weighted Average Combined LTV with Silent Seconds:(3)              91.22%              91.65%             88.92%
Weighted Average Stated Remaining Term (months):                     351                 357                317
Weighted Average Seasoning (months):                                   3                   3                  3
Weighted Average Months to Roll:(4)                                   23                  23                N/A
Weighted Average Gross Margin:(4)                                   6.14%               6.14%               N/A
Weighted Average Initial Rate Cap:(4)                               2.89%               2.89%               N/A
Weighted Average Periodic Rate Cap:(4)                              1.07%               1.07%               N/A
Weighted Average Gross Maximum Lifetime Rate:(4)                   13.85%              13.85%               N/A
% of Silent Seconds:(5)                                            37.16%              39.73%             23.41%
Weighted Average Back-Debt to Income Ratio:                        42.07%              42.31%             40.77%

----------

(1) All percentages calculated in this table are based on scheduled principal balances as of the cut-off date, unless otherwise noted.

(2) The weighted average net interest rate is equal to the weighted average gross interest rate less the servicing and trustee fee rates.

(3) With respect to first lien mortgage loans, the original LTV ratio reflects the loan-to-value ratio and with respect to the second lien mortgage loans; the combined original LTV ratio reflects the ratio of the sum of the principal balance of the second lien mortgage loans, plus the original principal balance of the related first lien mortgage loan, to the value of the related mortgaged property; the combined LTV with silent seconds reflects the ratio of the sum of the principal balance of the second lien mortgage loans, including any mortgage loans with subordinate liens outside of the mortgage pool, plus the original principal balance of the related first lien mortgage, to the value of the related mortgaged property.

(4) Represents the weighted average of the adjustable-rate mortgage loans only.

(5) Represents percentage of mortgage loans in the mortgage loan pool as to which a second-lien mortgage loan secured by the related mortgaged property was originated in connection with the origination of the first-lien mortgage loan. The second-lien mortgage loan is not included in the mortgage loan pool.

   The scheduled principal balances of the group II mortgage loans range from approximately $13,585 to approximately $975,000. The group II mortgage loans had an average scheduled principal balance of approximately $165,521.

   The weighted average original loan-to-value ratio of the group II mortgage loans is approximately 79.77% and approximately 27.76% of the group II mortgage loans have original loan-to-value ratios exceeding 80.00%.

   The weighted average original combined loan-to-value ratio of the group II mortgage loans is approximately 82.41% and approximately 31.06% of the group II mortgage loans have original combined loan-to-value ratios exceeding 80.00%.

   Approximately 96.70% of the group II mortgage loans are secured by first liens, and approximately 3.30% of the group II mortgage loans are secured by second liens.

   Approximately 38.35% of the group II mortgage loans are interest-only for a period of time.

   No more than approximately 0.36% of the group II mortgage loans are secured by mortgaged properties located in any one zip code area.

   Except for approximately 0.13% of the group II mortgage loans, none of the group II mortgage loans imposes a Prepayment Premium for a term in excess of three years.

   As of the cut-off date, approximately 3.75% of the mortgage loans were 30-59 days Delinquent. As of the cut-off date, 164 mortgage loans, with an aggregate scheduled principal balance of approximately $25,765,586 were 30-59 days Delinquent. As of the cut-off date, approximately 0.41% of the mortgage loans were 60-89 days Delinquent. As of the cut-off date, 23 mortgage loans, with an aggregate scheduled principal balance of approximately $2,793,368, were 60-89 days Delinquent. None of the group II mortgage loans are three payments Delinquent.

   The tables on Schedule A set forth certain statistical information with respect to the group II mortgage loans. Due to rounding, the percentages shown may not precisely total 100.00%.

Prepayment Premiums

   Approximately 70.22% of the mortgage loans provide for payment by the borrower of a prepayment premium (each, a "Prepayment Premium") in connection with certain full or partial prepayments of principal. Generally, each such mortgage loan provides for payment of a Prepayment Premium in connection with certain voluntary full or partial prepayments made within the period of time specified in the related mortgage note, ranging from two months to five years from the date of origination of such mortgage loan, or the penalty period, as described in this prospectus supplement. The amount of the applicable Prepayment Premium, to the extent permitted under applicable federal or state law, is as provided in the related mortgage note. No mortgage loan imposes a Prepayment Premium for a term in excess of five years. Prepayment Premiums collected from borrowers will be paid to the holders of the Class P certificates and will not be available for payment to the LIBOR Certificates.

   The servicer may waive, in whole or in part, a Prepayment Premium only under the following circumstances: (i) such waiver relates to a default or a reasonably foreseeable default and would, in the reasonable judgment of the servicer, maximize recovery of total proceeds taking into account the value of such Prepayment Premium and the related mortgage loan, (ii) such Prepayment Premium is not permitted to be collected by applicable federal, state or local law or regulation, (iii) the collection of the Prepayment Premium would be considered "predatory" pursuant to written guidance published or issued by any applicable federal, state or local regulatory authority acting in its official capacity and having jurisdiction over such matters, (iv) the enforceability thereof is limited (1) by bankruptcy, insolvency, moratorium, receivership or other similar laws relating to creditor's rights generally or (2) due to acceleration in connection with a foreclosure or other involuntary payment or
(v) if the servicer has not been provided with information sufficient to enable it to collect the Prepayment Premium.

Adjustable-Rate Mortgage Loans

   A substantial majority of the adjustable-rate mortgage loans provide for semi-annual adjustment of the related interest rate based on the Six-Month LIBOR Loan Index (as described below under "--The Index") as specified in the related mortgage note, and for corresponding adjustments to the monthly payment amount, in each case on each applicable adjustment date (each such date, an "Adjustment Date"). The first such adjustment for approximately 0.03% of the adjustable-rate mortgage loans will occur after an initial period of approximately one month following origination; in the case of approximately 0.88% of the adjustable-rate mortgage loans, approximately six months following origination; in the case of approximately 81.10% of the adjustable-rate mortgage loans, approximately two years following origination; in the case of approximately 16.09% of the adjustable-rate mortgage loans, approximately three years following origination; and in the case of 1.66% of the adjustable-rate mortgage loans, approximately five years following origination.

   On each Adjustment Date for an adjustable-rate mortgage loan, the interest rate will be adjusted to equal the sum, rounded generally to the nearest multiple of 1/8% of the index and a fixed percentage amount (the "Gross Margin"). However, the interest rate on each such mortgage loan will not increase or decrease by more than a fixed percentage as specified in the related mortgage note (the "Periodic Cap") on any related Adjustment Date, except in the case of the first Adjustment Date, and will not exceed a specified maximum interest rate over the life of the adjustable-rate mortgage loan (the "Maximum Rate") or be less than a specified minimum interest rate over the life of the adjustable-rate mortgage loan (the "Minimum Rate"). The Periodic Caps for the adjustable-rate mortgage loans are:

   o  1.51%-2.00% for approximately 0.06% of the adjustable-rate mortgage loans;

   o 1.01%-1.50% for approximately 15.43% of the adjustable-rate mortgage loans; and

   o 0.51%-1.00% for approximately 84.51% of the adjustable-rate mortgage loans.

   The interest rate generally will not increase or decrease on the first Adjustment Date by more than a fixed percentage specified in the related mortgage note (the "Initial Cap"). The Initial Caps for substantially all of the adjustable-rate mortgage loans are:

   o  3.51%-4.00% for approximately 0.05% of the adjustable-rate mortgage loans;

   o  3.01%-3.50% for approximately 0.16% of the adjustable-rate mortgage loans;

   o 2.51%-3.00% for approximately 90.97% of the adjustable-rate mortgage loans;

   o  2.01%-3.00% for approximately 0.02% of the adjustable-rate mortgage loans;

   o  1.51%-2.00% for approximately 1.27% of the adjustable-rate mortgage loans;

   o 1.01%-1.50% for approximately 6.65% of the adjustable-rate mortgage loans; and

   o  0.51%-1.00% for approximately 0.88% of the adjustable-rate mortgage loans.

   Effective with the first monthly payment due on each adjustable-rate mortgage loan (other than any adjustable-rate mortgage loans that are balloon mortgage loans) after each related Adjustment Date, or, with respect to the adjustable-rate interest-only mortgage loans, following the interest-only period, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding principal balance of the related adjustable-rate mortgage loan over its remaining term, and pay interest at the interest rate as so adjusted. Due to the application of the Initial Caps, Periodic Caps and Maximum Rates, the interest rate on each such adjustable-rate mortgage loan, as adjusted on any related Adjustment Date, may be less than the sum of the applicable Index and the related Gross Margin, rounded as described in this prospectus supplement. See "--The Index" below. The adjustable-rate mortgage loans generally do not permit the related borrowers to convert their adjustable interest rate to a fixed interest rate.

The Index

   The Index used in determining the interest rates on a substantial majority of the adjustable-rate mortgage loans is the average of the interbank offered rates for six month United States dollar deposits in the London market, calculated as provided in the related mortgage note (the "Six-Month LIBOR Loan Index") and as most recently available either as of (1) the first business day occurring in a specified period of time prior to such Adjustment Date, (2) the first business day of the month preceding the month of such Adjustment Date or (3) the last business day of the second month preceding the month in which such Adjustment Date occurs, as specified in the related mortgage note. In the event that the applicable Index becomes unavailable or otherwise unpublished, the servicer will select a comparable alternative index over which it has no direct control and which is readily verifiable.

Goldman Sachs Mortgage Conduit Program Underwriting Guidelines

General

   The sponsor acquires its mortgage loans through two primary channels: (i) its conduit program, pursuant to which it acquires mortgage loans from various banks, savings and loan associations, mortgage bankers and other mortgage loan originators and purchasers of mortgage loans in the secondary market and (ii) bulk acquisitions in the secondary market. The sponsor will acquire mortgage loans secured by first or second liens on the related mortgaged properties.

   All of the mortgage loans acquired by the sponsor through its conduit program were acquired generally in accordance with the underwriting criteria described in this section. In certain instances, compensating factors demonstrated to the mortgage loan originator by a prospective borrower may warrant the sponsor to make certain exceptions to these guidelines. In such instances the sponsor would purchase a mortgage loan that did not completely conform to the guidelines set out below.

   The underwriting guidelines used to originate certain of the mortgage loans acquired by the sponsor are different from and, in some cases, less stringent than, the underwriting standards established by Fannie Mae or Freddie Mac. The differences primarily relate to loan characteristics such as original principal balances, loan-to-value ratios, borrower income, required documentation, interest rates, borrower occupancy of the mortgaged property and/or property types. Mortgage loans originated pursuant to underwriting standards different from those of Fannie Mae and Freddie Mac may experience higher rates of delinquency and/or credit losses than mortgage loans originated by Fannie Mae or Freddie Mac. In addition, compensating factors demonstrated by a prospective borrower may warrant certain exceptions to the underwriting standards described in this section.

   Generally, each borrower applying for a mortgage loan must complete a credit application. The credit application is designed to provide the originating lender with relevant credit information about the prospective borrower such as information with respect to the borrower's assets, liabilities, income (except as described below), credit history, employment history and personal information. In addition, prospective borrowers generally must provide an authorization to apply for a credit report. A credit report summarizes the borrower's past credit experience with lenders and other debtors, including any record of bankruptcy. Sometimes, the borrower is required to authorize the originating lender to verify deposits at financial institutions identified by the borrower as institutions at which the borrower maintains demand or savings accounts. The originating lender may also consider certain non-wage income of the borrower in the underwriting process, including income derived from mortgaged properties that are investment properties or two- to four-unit dwellings. Generally, the originating lender will not consider income derived from vacation or second homes in the underwriting process. Certain borrowers with acceptable payment histories are not required to state their income on their loan application and, as a result, the originating lender does not verify their income.

   Based on the data referred to above (and verification of that data, to the extent required), the originating lender makes a determination about whether the borrower's monthly income (if required to be stated) will be sufficient to enable the borrower to meet its monthly obligations on the mortgage loan and other expenses related to the property, including property taxes, utility costs, standard hazard insurance and other fixed and revolving obligations other than housing expenses. Generally, scheduled payments on a mortgage loan during the first twelve months of its term plus taxes and insurance and all scheduled payments on obligations that extend beyond ten months may equal no more than a specified percentage of the prospective borrower's gross income. The permitted percentage is determined on the basis of various underwriting criteria, including the LTV ratio of the mortgage loan and, in certain instances, the amount of liquid assets available to the borrower after origination.

   In addition to its "full" documentation program, loans acquired by the sponsor through its conduit program may also be originated under the following limited documentation programs: "reduced income," "stated income," "stated income/stated assets" or "no doc." These limited documentation programs are designed to streamline the underwriting process.

   The "reduced income," "stated income," "stated income/stated asset" and "no doc" programs generally require less documentation and verification than do "full" documentation programs.

   Generally, the "full" documentation program requires information with respect to the borrower's income and assets (i.e., standard Fannie Mae/Freddie Mac approved forms for verification of income/employment, assets and certain payment histories). However, alternative forms of standard verifications may also be used for income (i.e., W-2 forms, tax returns and/or pay stubs) and assets (i.e., bank statements). Generally, under "full" documentation programs at least one year of income documentation is provided. Employment history must also be verified by the originating lender.

   Generally, the "reduced" documentation program requires similar information with respect to the borrower's income as a "full" documentation program. However, under "reduced" documentation programs only six months of income documentation is generally provided. Employment history must also be verified by the originating lender.

   Generally, under the "stated income" program, the borrower's income is stated on the credit application but not verified by the originator. However, employment history must be verified by the originating lender.

   Generally, under the "stated income/stated assets" program, both income and assets are stated on the loan application, but the originator verifies neither; although the stated income must be reasonable relative to the borrower's stated employment. However, employment history must be verified by the originating lender.

   Generally, under the "no doc" program, the borrower's income and assets are neither stated on the credit application nor verified by the originator. The underwriting for mortgage loans originated under a "no doc" program may be based primarily or entirely on the appraised value of the mortgaged property and the LTV ratio at origination as well as on the payment history and credit score of the related borrower. Employment history is neither stated nor verified by the originating lender.

   The following charts summarize the sponsor's maximum loan-to-value ratio requirements under its various documentation programs:

                               Full Documentation

              Owner Occupied         2nd Home       Non-Owner Occupied
             -----------------   -----------------  ------------------
Minimum      Maximum   Maximum   Maximum   Maximum   Maximum   Maximum
FICO Score   LTV(1)    CLTV(1)   LTV(1)    CLTV(1)   LTV(1)    CLTV(1)
----------   -------   -------   -------   -------  --------   -------
       700       100%      100%       95%       95%       90%       90%
       680       100       100        95        95        90        90
       640       100       100        90        90        90        90
       620       100       100        90        90        85        90
       600       100       100        90        90        85        90
       580        90        95        90        90        80        90
       560        90        95        85        90        75        90
       540        85        95       n/a       n/a       n/a       n/a

(1) The maximum permitted loan-to-value ratio and combined loan-to-value ratio may be reduced for: cash out refinances and debt consolidations, certain property types, and loan amount.

                              Reduced Documentation

              Owner Occupied         2nd Home       Non-Owner Occupied
             -----------------   -----------------  ------------------
Minimum      Maximum   Maximum   Maximum   Maximum   Maximum   Maximum
FICO Score   LTV(1)    CLTV(1)   LTV(1)    CLTV(1)   LTV(1)    CLTV(1)
----------   -------   -------   -------   -------   -------   -------
       700       100%      100%       95%       95%       85%       90%
       680       100       100        90        90        85        90
       640       100       100        90        90        80        90
       620        95        95        85        90        75        90
       600        90        90        85        90        75        90
       580        90        90        80        90        75        90
       560        85        90        80        80        75        90
       540        80        90       n/a       n/a       n/a       n/a

(1) The maximum permitted loan-to-value ratio and combined loan-to-value ratio may be reduced for: cash out refinances and debt consolidations, certain property types, and loan amount.

            Stated Income / Stated Income Stated Asset Documentation

              Owner Occupied         2nd Home       Non-Owner Occupied
             -----------------   -----------------  ------------------
Minimum      Maximum   Maximum   Maximum   Maximum   Maximum   Maximum
FICO Score   LTV(1)    CLTV(1)   LTV(1)    CLTV(1)   LTV(1)    CLTV(1)
----------   -------   -------   -------   -------   -------   -------
       700       100%      100%       90%       90%       85%       90%
       680       100       100        90        90        80        90
       640        90       100        85        90        80        90
       620        85        90        80        90        75        90
       600        85        90        80        90        70        90
       580        80        90        75        90        70        90
       560        75        90        65        90        60        90

(1) The maximum permitted loan-to-value ratio and combined loan-to-value ratio may be reduced for: cash out refinances and debt consolidations, certain property types, and loan amount.

                                No Documentation

              Owner Occupied         2nd Home       Non-Owner Occupied
             -----------------   -----------------  ------------------
Minimum      Maximum   Maximum   Maximum   Maximum   Maximum   Maximum
FICO Score   LTV(1)    CLTV(1)   LTV(1)    CLTV(1)   LTV(1)    CLTV(1)
----------   -------   -------   -------   -------   -------   -------
       700        95%       95%       85%       85%       80%       80%
       680        90        90        85        85        75        75
       660        85        85        80        80        70        70

(1) The maximum permitted loan-to-value ratio and combined loan-to-value ratio may be reduced for: cash out refinances and debt consolidations, certain property types, and loan amount.

   An appraisal is generally conducted on each mortgaged property by the originating lender. The appraisal must be conducted in accordance with established appraisal procedure guidelines acceptable to the originator in order to determine the adequacy of the mortgaged property as security for repayment of the related mortgage loan. All appraisals must be on forms acceptable to Fannie Mae and/or Freddie Mac and conform to the Uniform Standards of Professional Appraisal Practice adopted by the Appraisal Standards Board of the Appraisal Foundation. Appraisers may be staff licensed appraisers employed by the originator or independent licensed appraisers selected in accordance with established appraisal procedure guidelines acceptable to the originator. Generally, the appraisal procedure guidelines require the appraiser or an agent on its behalf to inspect the property personally and verify whether the property is in good condition and that, if new, construction has been substantially completed. The appraisal generally will be based upon a market data analysis of recent sales of comparable properties and, when deemed applicable, an analysis based on income generated from the property or a replacement cost analysis based on the current cost of constructing or purchasing a similar property.

SouthStar Underwriting Guidelines

General

   The information set forth below has been provided by SouthStar.

   The mortgage loans originated or acquired by SouthStar were generally in accordance with the underwriting criteria described in this section. The following is a summary of the underwriting guidelines believed by the depositor to have been applied, with some variation, by SouthStar.

   SouthStar's guidelines are intended to evaluate the borrower's ability to repay the mortgage loan, evaluate the borrower's credit and evaluate the value and adequacy of the collateral. SouthStar does not approve mortgage loans based solely on the value of the collateral.

   Underwriters are required to approve mortgage loans based on the applicable guidelines. Underwriters may on a case by case basis, based on compensating factors, approve mortgage loans that do not strictly comply with the guidelines. In all instances, the borrowers must show the ability to repay the mortgage loan, have acceptable credit, and acceptable collateral.

   SouthStar offers the following first lien terms:

   o  15 / 30 / 40 year fixed rate terms; and

   o  2 / 3 / 5 year adjustable rate terms with 30 and 40 year amortizations.

Documentation

   SouthStar verifies the income of each borrower under the following documentation types:

   Full Documentation. Requires a 2 year employment history and a minimum of 12 months verified income.

   Reduced Documentation. Requires a 2 year employment / business history verified and bank statements for 6 months (personal, "doing business as" or business). No negative ending balances or NSF charges.

   Stated Income. Employment history must be stated on the 1003 covering a 2 year period. The income stated must be reasonable for the profession. The following documentation is required:

   o  Verbal verification of employment

   o  Borrowers employment and income sources must be shown on the 1003

   o  Income must be reasonable and is subject to the underwriter's discretion

   o If self-employed, a copy of the borrower's business license or other acceptable source of documentation must be supplied

   o  Minimum credit score of 560

   No Documentation.  Income and employment are not disclosed on the 1003.

   o  Minimum credit score of 660

Acceptable Collateral

   o  Single family detached and attached dwellings

   o  Planned unit developments

   o  Condominiums (Warrantable, Non-Warrantable, Conversion & Site/Detached)

   o  Townhomes

   o  Two-to-four family dwellings

   o  Modular Homes

Risk Categories

   The following criteria must be met for borrower eligibility:

   o Debt to income ratio not too exceed 50% on Full Documentation and Stated Income mortgage loans. Debt to income is not applicable for No Documentation (55% DTI acceptable with compensating factors, excluding WV, SSF Combo Loans and loans with prior bankruptcy or CCCS).

   o  Minimum FICO Score

      -  540 for Full Documentation

      -  560 for Stated Income

      -  660 for No Documentation

   o Valid credit score. A minimum of 3 trade lines with 1 open and active trade line of any type within the past 6 months and 2 reported trade lines with 24 months reviewed

   o Housing history: Maximum 1 x 90, no rolling, in the past 12 months. Maximum 60 days delinquent at closing.

      - Late payments of 120 days or more are considered foreclosures and must meet foreclosure guidelines.

      - Rent free or private verification of rent, in lieu of 12 consecutive months canceled checks, requires 1 open and active $2,500 account at 0 x 30 for a minimum of 18 months and a minimum credit score of 560.

      -  Must have a housing history after a foreclosure with a history of 0 x
         30. Rent free borrowers are not allowed after a foreclosure.

      - Foreclosure: No seasoning from termination date. Multiple foreclosures are not allowed.

      - Bankruptcy / Consumer Credit Counseling: No seasoning from termination date. Multiple bankruptcies are not allowed.

      - Paying off Bankruptcy or CCCS: Full Documentation or Reduced Documentation only. 0 x 30 housing history required. Rent free borrowers are not allowed.

Appraisals

   SouthStar realizes the soundness of a portfolio depends to a significant extent on the quality and accuracy of the real estate appraisal. SouthStar's policy is to:

   o  Comply with rules of regulations set forth by state and federal agencies

   o  Use AVMs in the review process

   o  Field review requirements for specific mortgage loan amounts and products

   o  Have a chief appraiser on site

      MILA Underwriting Guidelines

   The information set forth below has been provided by MILA. MILA is a consumer finance and mortgage banking company that originates, purchases, sells, and services first-lien and second-lien mortgage loans.

    MILA originates and purchases loans through its wholesale network independent mortgage brokers in 27 states.

    The mortgage loans originated by MILA, referred to in this section as the originator, were done so in accordance with the underwriting guidelines established by it (collectively, the "MILA Underwriting Guidelines"). The MILA Underwriting Guidelines are documented in MILA's Underwriting Manual, Underwriting Criteria Matrix, and State specific Rate sheets. The following is a general summary of the MILA Underwriting Guidelines. This summary does not purport to be a complete description of the underwriting standards of the MILA.

      The MILA Underwriting Guidelines are primarily intended to assess the borrower's income stability, credit history, and capacity to repay the mortgage loan as well as to assess the value of the mortgaged property and to evaluate the adequacy of the property as collateral for the mortgage loan. All of the mortgage loans in the mortgage loan pool were also underwritten with a view toward the resale of the mortgage loans in the secondary mortgage market. While the originator's primary consideration in underwriting a mortgage loan is the value of the mortgaged property, the originator also considers, among other things, a mortgagor's credit history, repayment ability and debt to income ratio, as well as the type and use of the mortgaged property. No assurance can be given that the values of the related mortgaged properties have remained or will remain at the levels in effect on the dates of origination of the related mortgage loans. In addition, there can be no assurance that the value of a mortgaged property estimated in a future appraisal or review is equal to the actual value of that mortgaged property at the original time of the appraisal or review.

      The Mortgage Loans originated by MILA will have been originated in accordance with the MILA Underwriting Guidelines. On a case by case basis, exceptions to the MILA Underwriting Guidelines maybe made where compensating factors exist.

      The MILA Underwriting Guidelines require that mortgage loans be underwritten in a standardized procedure which complies with applicable federal and state laws and regulations; and, requires that the underwriters be satisfied with the value of the property being financed, as indicated by an appraisal; and, a review of that appraisal, currently supports the outstanding loan balance. In general, the maximum loan amount for mortgage loans originated under all the programs is $1,500,000. The MILA Underwriting Guidelines generally permit loans on one to four family residential properties to have a loan-to-value ratio at origination of up to 100 percent with respect to first-liens loans. The maximum loan-to-value ratio depends on, among other things, the purpose of the mortgage loan, a borrower's credit history, home ownership history, mortgage payment history or rental payment history, repayment ability and debt service to income ratio, level of income documentation, as well as the type and use of the property.

      Each applicant completes an application which includes information with respect to the applicant's liabilities, income, credit history, employment history, and personal information. MILA applies this information according to the Underwriting Guidelines in order to properly evaluate the potential borrower's credit standing and repayment ability and the value and adequacy of the mortgaged property and collateral. Under those standards, a potential borrower generally must demonstrate that the ratio of the borrower's monthly housing expenses (including principal and interest on the proposed mortgage loan and, as applicable, the related monthly portion of property taxes, hazard insurance and mortgage insurance) to the borrower's monthly gross income and the ratio of total monthly debt to the monthly gross income (debt-to-income ratio) are within acceptable limits. The maximum acceptable debt to income ratio (DTI) is determined on a loan basis and may vary depending on the specific underwriting criteria including, the loan to value (LTV) ratio, loan purpose, loan amount, and credit history of the borrower. In addition to meeting the DTI guidelines, each potential borrower is required to have sufficient cash reserves for the down payment and closing costs on MILA's APEX Products at higher LTV's.

      The MILA Underwriting Guidelines require a credit report for each applicant from an approved nationally recognized credit reporting company. The credit report typically contains information relating to matters such as credit history with local and national merchants and lenders, installment debt payments and any record of defaults, bankruptcies, repossessions, or judgments. In evaluating the credit quality of borrowers, the originator utilizes credit bureau risk scores, or a FICO score, a statistical ranking of likely future credit performance developed by Fair, Isaac & Company (FICO) and the three national credit data repositories: Equifax, TransUnion and Experian. FICO credit scores range from approximately 250 to approximately 900, with higher scores indicating an individual with a more favorable credit history compared to a person with a lower score. Under MILA's underwriting guidelines, borrowers with credit scores down to 500 are permitted on MILA's Latitude products and those borrowers with a higher (625) credit score may qualify for MILA's APEX loan products.

      Mortgaged properties that are to secure mortgage loans are appraised by qualified independent appraisers. These appraisers inspect and appraise the subject property and verify that the property is in acceptable condition. Following each appraisal, the appraiser prepares a report which includes a market value analysis based on recent sales of comparable homes in the area and, when deemed appropriate, a replacement cost analysis based on the current cost of constructing a similar home. In addition to the original appraisal, MILA requires that a Field Review be conducted on all loan amounts greater than $500,000 and up to $700,000; loan amounts greater than $700,000 and up to $1,000,000 require a 2055 Appraisal, and a full second Appraisal is required when the loan amount is equal to or greater than $1,000,000. All appraisals are required to conform to the Uniform Standards of Professional Appraisal Practice adopted by the Appraisal Standards Board of the Appraisal Foundation and are generally on forms acceptable to Fannie Mae and Freddie Mac. The MILA Underwriting Guidelines require a review of the appraisal by a qualified employee of the originator or by an appraiser retained by the originator.

      The information that a borrower is required to disclose and whether the information is verified depends in part, on the documentation program used in the origination process. In general, the Mortgage Loans originated by MILA were originated consistent with and generally conform to the MILA Underwriting Guidelines' Full Documentation, Stated Income, No Ratio, and No Documentation income type residential loan programs.

      As part of MILA's evaluation of potential borrowers, a description of income is generally required. Under each of the programs, the originator reviews the applicant's source of income, calculates the amount of income from sources indicated on the loan application or similar documentation, reviews the credit history of the applicant, calculates the debt service to income ratio to determine the applicant's ability to repay the loan, reviews the type and use of the property being financed, and reviews the property. In determining the ability of the applicant to repay the loan, a qualifying rate has been created under the MILA Underwriting Guidelines that generally is equal to the interest rate on that loan.

      The MILA Underwriting Guidelines require that the income of each applicant for a mortgage loan under the Full Documentation program be verified. The specific income documentation required for the originator's various programs is as follows.

      Under the Full Documentation program, applicants usually are required to submit one written form of verification from the employer of stable income for at least 12 months for salaried employees and 24 months for self-employed applicants.

      Stated Income documentation (Stated Doc) requires that the Borrower's income be stated on the application. Although no documentation of income is required, verification of employment history is required. The stated income must be deemed reasonable and consistent for the Borrower's profession. If there is any question regarding reasonableness or consistency, then the Loan is not eligible for financing. If the file happens to contain some incidental income documentation, so long as the income amount shown on the documentation does not cause one to question reasonableness or consistency, the documentation should be ignored. Under the stated income documentation program, an applicant may be qualified based upon monthly income as stated on the mortgage loan application if the applicant meets certain criteria.

      Under No Ratio Documentation, a statement of income or verification is not required, but the Borrower must state a two year history of his/her employment or source of income on the application. One year in the same line of work is required. There must be a reasonable expectation of the Borrower's ability to repay the debt. For No Documentation (No Doc), a statement of income or source of income is not required, and no statement or verification of assets is required.

      The MILA Underwriting Guidelines contain the Latitude and APEX loan programs specific criteria for grading the potential likelihood that an applicant will satisfy the repayment obligations of a mortgage loan:

      Under the Latitude full and stated documentation programs a borrower may be eligible for up to 100 percent LTV with the required credit score of 580 on full documentation loans and 100 percent LTV if they have a 640 credit score on Stated Income loans. Credit scores are permitted down to 500 with a maximum LTV of 80 percent on full documentation and 540 on Stated Income. On Latitude combined first and second mortgage loans, a borrower can receive up to 100 percent CLTV financing at a minimum 560 credit score on Full Documentation (a minimum 580 credit score for loan applications received on or after 5:00 pm December 15, 2005) and at 580 on Stated Income loans. Verification of the source of down payment funds, if any over the amount of $5000.00, is required.

      Under the APEX Alt-A program Full Documentation and Stated Income types a borrower may borrow up to 80 percent LTV as long as they posses required credit score of 625 on both full documentation and Stated Income loans. On APEX combined first and second mortgage loans, a borrower can receive up to 90 percent CLTV financing at the required minimum 625 credit score on Full Documentation and at 625 on Stated Income loans. The borrower must provide proof of two months PITI reserves and funds to close at higher percent LTV's.

      Under the APEX No Ratio program a Borrower may borrow up to 90 percent LTV as long as they posses required credit score at 650. Employment and Assets are verified and disclosed with no income disclosed on the loan application. Credit scores are permitted down to 625 with a maximum loan to value of 85 percent.

      Under the APEX No Doc program a Borrower may borrow up to 90 percent LTV as long as they posses required credit score at 650. No employment, income, or assets are verified or disclosed on the loan application. Credit scores are permitted down to 625 with a maximum loan to value of 80 percent.

      The APEX Pay Option ARM program allows for loan sizes up to $1,500,000 on a Full Documentation or a Stated Income loan. A Borrower may obtain up to 80 percent LTV as long as they posses the required credit score at 625. On the APEX Pay Option ARM combined first and second mortgage loans, a borrower can receive up to 90 percent CLTV financing at the required minimum 625 credit score.

      The APEX Jumbo program allows for loan sizes up to $1,000,000 on a Full Documentation loan and $800,000 on Stated Income loans. A Borrower may obtain up to 85 percent LTV or 100 percent CLTV on combined first and second mortgages as long as they posses required credit score at 650 on Full Documentation loans and 85 percent LTV or 100 percent CLTV if they have a 680 credit score on Stated Income loans. Credit scores are permitted down to 625 with a maximum loan to value of 80 percent.

    Exceptions. As described above, the foregoing categories and criteria are guidelines only. On a case by case basis, it may be determined that an applicant warrants a debt service to income ratio exception, a pricing exception, a loan-to-value ratio exception, an exception from certain requirements of a particular risk category, etc. An exception may be allowed if the application reflects compensating factors.

Credit Scores

   Credit scores are obtained by many lenders in connection with mortgage loan applications to help them assess a borrower's creditworthiness (the "Credit Scores"). Credit Scores are generated by models developed by a third-party which analyzed data on consumers in order to establish patterns which are believed to be indicative of the borrower's probability of default. The Credit Score is based on a borrower's historical credit data, including, among other things, payment history, delinquencies on accounts, levels of outstanding indebtedness, length of credit history, types of credit, and bankruptcy experience. Credit Scores range from approximately 250 to approximately 900, with higher scores indicating an individual with a more favorable credit history compared to an individual with a lower score.

However, a Credit Score purports only to be a measurement of the relative degree of risk a borrower represents to a lender, i.e., a borrower with a higher score is statistically expected to be less likely to default in payment than a borrower with a lower score. Lenders have varying ways of analyzing Credit Scores and, as a result, the analysis of Credit Scores across the industry is not consistent. In addition, it should be noted that Credit Scores were developed to indicate a level of default probability over a two-year period, which does not correspond to the life of a mortgage loan. Furthermore, Credit Scores were not developed specifically for use in connection with mortgage loans, but for consumer loans in general, and assess only the borrower's past credit history. Therefore, a Credit Score does not take into consideration the effect of mortgage loan characteristics (which may differ from consumer loan characteristics) on the probability of repayment by the borrower. There can be no assurance that the Credit Scores of the mortgagors will be an accurate predictor of the likelihood of repayment of the related mortgage loans.

   The tables on Schedule A set forth certain information as to the Credit Scores of the related mortgagors, for the mortgage loans in the aggregate and for each mortgage loan group, obtained by the applicable original loan seller in connection with the origination of each mortgage loan.

                                  THE SERVICER

General

   Litton Loan Servicing LP ("Litton") provided the information set forth in the following paragraphs.

   Litton, a Delaware limited partnership and an indirect wholly owned subsidiary of Credit-Based Asset Servicing and Securitization LLC, also known as ("C-BASS"), will act as the servicer of the mortgage loans pursuant to the pooling and servicing agreement. The servicer was formed in December 1996. As of September 30, 2005, the servicer employed approximately 831 individuals. The main office of the servicer is located at 4828 Loop Central Drive, Houston, Texas 77081. The servicer is currently a Fannie Mae and Freddie Mac approved servicer and an approved FHA and VA lender with a servicing portfolio of approximately $36.46 billion as of September 30, 2005. The servicer specializes in servicing sub performing mortgage loans. The servicer is servicing in excess of 100 securitizations for C-BASS and various third parties.

   Fitch assigned the servicer its RSS1 residential special servicer rating on November 16, 1999 and reaffirmed that rating in August 2005. The rating is based on the servicer's ability to manage and liquidate nonperforming residential mortgage loans and real estate owned assets. This RSS1 rating is the highest special servicer rating attainable from Fitch which reflects the servicer's proprietary default management technology, the financial strength of its parent and the experience of its management and staff.

   In January 2001, Fitch assigned the servicer its RPS1 primary servicer rating for subprime and high loan to value ratio product and reaffirmed that rating in August 2005. The RPS1 rating is currently the highest subprime primary servicer rating attainable from Fitch for any subprime servicer, which is based on the servicer's loan administration processes including its loan set up procedures and related technology, loan accounting/cash management and loan reporting. The RPS1 rating for high loan to value ratio product is based, in part, on the servicer's focus on early collection and loss mitigation.

   In March 2001, Moody's Investors Service, Inc. assigned the servicer its top servicer quality rating (SQ1) as a primary servicer of prime and subprime mortgage loans, second liens and as a special servicer and reaffirmed that rating in November 2005. The rating is based on the servicer's ability as a servicer and the stability of its servicing operations.

   In April 2001, S&P raised the servicer's ranking from "Above Average" to "Strong" for both its residential special and subprime servicing categories and reaffirmed that rating in April 2004. The "Strong" rating is S&P's highest possible rating for these categories. The rankings are based on the servicer's established history of servicing distressed assets for a diverse investor base, technological improvements that have increased operational efficiencies, management depth, and internal controls.

   As of the date of this prospectus supplement, each of the ratings described above remains in effect with respect to the servicer.

   From time to time the servicer may acquire servicing portfolios from third parties which acquisitions may be significant in relation to the servicer's current portfolio. The servicer does not believe that any such acquisition, if effected, would have an adverse effect on its ability to service the mortgage loans in accordance with the pooling and servicing agreement.

   On December 1, 2004, the servicer and C-BASS closed a transaction with The Provident Bank, pursuant to which the servicer acquired the mortgage servicing rights on a portfolio of mortgage loans with an aggregate principal balance of approximately $8.5 billion in conjunction with C-BASS's acquisition of residual mortgage-backed securities relating to certain of such loans.

   The servicer utilizes its proprietary technology to identify high severity assets and develops specific loss mitigation strategies to apply to those assets. As mortgage loans become delinquent, the servicer first tries to determine whether the mortgagor is facing a short term or long term series of issues that created the default. If the default is created by a short term issue, repayment plans or forbearance agreements may be negotiated so that the default can be cured over the plan's specified period. However, if a long-term issue exists, the mortgage loan is referred to the servicer's loss mitigation department. If the mortgagor has experienced a long-term event but wishes to continue to reside in the home, a modification of the mortgage loan may be pursued. The modification may include some or all of the following: a decrease in the mortgage interest rate, an extension of the term of the mortgage, a reduction in certain amounts owed (including unpaid principal or advances) and/or the capitalization of any past due amounts. Consistent with the terms of the pooling and servicing agreement, the servicer may waive, modify or vary any term of any mortgage loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any mortgagor if in the servicer's reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the certificateholders. If the mortgagor either does not want to make or does not have the ability to make monthly payments on the mortgage loan, the servicer will attempt to pursue programs such as short sales or a deed in lieu of foreclosure. These programs are designed to assist the mortgagor in liquidating the mortgaged property while decreasing the servicer's liquidation timeframe and the associated liquidation expenses with the goal of ultimately reducing cumulative losses. The servicer has a default processing in-source agreement for contract employees to perform certain routine foreclosure, bankruptcy, and other default related functions under the supervision of the servicer's management personnel.

   The servicer does not, in general, have custodial responsibility with respect to the mortgage loans.

   In addition to the reports that will be provided to the certificateholders by the trustee as described under "Description of the Certificates--Reports to Certificateholders" in this prospectus supplement, the servicer may make available certain loan level and certificate level information, such as delinquency and credit support data, projected and actual loss data, roll rates, and trend analyses, through its proprietary investor interface and asset analysis tool, RADARViewerSM. The RADARViewerSM internet website is currently located at www.radarviewer.com. The servicer has no obligation to continue to provide any type of information available on RADARViewerSM as of the date hereof or to maintain its RADARViewerSM website in the entirety, and may, in its sole discretion, discontinue such service at any time.

                                   THE SPONSOR

   The sponsor is Goldman Sachs Mortgage Company, a New York limited partnership ("GSMC"). GSMC is the parent of the depositor and an affiliate, through common parent ownership, of the underwriter.

   GSMC was formed in 1984. Its general partner is Goldman Sachs Real Estate Funding Corp. and its limited partner is The Goldman Sachs Group, Inc. (NYSE:GS). GSMC's executive offices are located at 85 Broad Street, New York, New York 10004, telephone number (212) 902-1000. GSMC purchases closed, independently funded, first- and subordinate-lien residential mortgage loans for its own investment, securitization, or resale. In addition, GSMC provides warehouse and repurchase financing to mortgage lenders. GSMC does not service loans. Instead GSMC contracts with another entity to service the loans on its behalf. GSMC also may engage in the secondary market activities noted above for non-real estate-secured loans in certain jurisdictions and other activities, but its principal business activity involves real estate-secured assets.

   GSMC has been active as a sponsor in the securitization market since 2001. As a sponsor, GSMC acquires residential mortgage loans in the secondary mortgage market and initiates the securitization of the loans it acquires by transferring the mortgage loans to the depositor, which loans will ultimately be transferred to the issuing entity for the related securitization.

   As of December 31, 2005, GSMC has sponsored the securitization of approximately $100,913,776,942 of residential mortgage loans, which include prime, subprime, Alt-A, FHA/VA, second lien, home equity line of credit, "scratch and dent," re-performing and seasoned loans.

   GSMC acquires residential mortgage loans in two contexts:

      (1) through bulk purchases, generally consisting of mortgage loan pools greater than $50 million; and

      (2)   through conduit purchases.

   Prior to acquiring any residential mortgage loans, GSMC will conduct a review of the related mortgage loan seller. GSMC's review process consists of reviewing select financial information for credit and risk assessment and underwriting guideline review, senior level management discussion and background checks. The scope of the mortgage loan due diligence will depend on the credit quality of the mortgage loans.

   The underwriting guideline review considers mortgage loan origination processes and systems. In addition, such review considers corporate policy and procedures relating to state and federal predatory lending and high cost lending laws, origination practices by jurisdiction, historical loan level loss experience, quality control practices, significant litigation and material investors.

   Servicers are assessed based upon review of systems and reporting capabilities (as compared against industry standard), review of collection procedures and confirmation of servicers' ability to provide loan-level data. In addition, GSMC conducts background checks, meets with senior management to determine whether the servicer complies with industry standards and otherwise monitors the servicer on an ongoing basis.

   GSMC has been the sponsor of securitizations backed by subprime mortgage loans since 2002. The following table describes the approximate initial principal amount of loans securitized in subprime mortgage loan securitizations sponsored by GSMC since 2002.

       Approximate Initial
       Principal Amount of
Year    Loans Securitized
----   -------------------
2002       $4.4 billon
2003      $2.1 billion
2004      $9.7 billion
2005      $14.5 billion

                             STATIC POOL INFORMATION

   Information concerning the sponsor's prior residential mortgage loan securitizations involving fixed- and adjustable-rate subprime mortgage loans secured by first or second lien mortgages or deeds of trust in residential real properties issued by the depositor is available on the internet at http://www.gs.com/staticpoolinfo/. On this website, you can view for each of these securitizations, summary pool information as of the applicable securitization cut-off date and delinquency, cumulative loss, and prepayment information as of each distribution date by securitization for the past five years or, since the applicable securitization closing date if the applicable securitization closing date occurred less than five years from the date of this prospectus supplement. Each of these mortgage loan securitizations is unique, and the characteristics of each securitized mortgage loan pool varies from each other as well as from the mortgage loans to be included in the trust that will issue the certificates offered by this prospectus supplement. In addition, the performance information relating to the prior securitizations described above may have been influenced by factors beyond the sponsor's control, such as housing prices and market interest rates. Therefore, the performance of these prior mortgage loan securitizations is likely not to be indicative of the future performance of the mortgage loans to be included in the trust related to this offering.

   In the event any changes or updates are made to the information available on the website, the depositor will provide to any person a copy of the information as it existed as of the date of this prospectus supplement upon request who writes or calls the depositor at 85 Broad Street, New York, New York 10004,
Attention: Jennifer Cohen, telephone number (212) 357-2280.

   In addition, the information available on the website relating to any mortgage loan securitizations issued prior to January 1, 2006 is not deemed to be part of this prospectus supplement, the accompanying prospectus or the depositor's registration statement.

                                  THE DEPOSITOR

   The depositor is GS Mortgage Securities Corp., a Delaware corporation. The depositor is a wholly-owned subsidiary of the sponsor, GSMC, and is an affiliate, through common parent ownership, of the underwriter. The depositor will not have any business operations other than securitizing mortgage assets and related activities.

   The certificate of incorporation of the depositor limits its activities to those necessary or convenient to carry out its securitization activities. The depositor will have limited obligations with respect to a series of securities. The depositor will obtain the mortgage loans from the sponsor, and may also assign to the trustee certain rights of the sponsor with respect to the mortgage loans. See "Description of the Certificates--Assignment of the Mortgage Loans" in this prospectus supplement. In addition, after the issuance of the certificates, the depositor will have certain limited obligations, which includes, without limitation, appointing a successor trustee if the trustee resigns or is otherwise removed and preparing, or causing to be prepared, certain reports filed under the Securities Exchange Act of 1934, as amended.

                               THE ISSUING ENTITY

   GSAMP Trust 2006-HE1, the issuing entity, will be formed on the closing date pursuant to the pooling and servicing agreement. The issuing entity will be a New York common law trust with no officers or directors and no continuing duties other than to hold and service the mortgage loans and related assets and issue the certificates. The fiscal year end for the issuing entity will be December 31, commencing with December 31, 2006.

                                   THE TRUSTEE

   Deutsche Bank National Trust Company ("DBNTC") will act as trustee. DBNTC is a national banking association and has an office in Santa Ana, California. DBNTC has previously been appointed to the role of trustee for numerous mortgage-backed transactions in which residential mortgages comprised the asset pool and has significant experience in this area. As trustee, DBNTC will be calculating certain items and reporting as set forth in the pooling and servicing agreement. DBNTC has acted as calculation agent and paying agent in numerous mortgage-backed transactions since 1991. DBNTC has no pending legal proceedings that would materially affect its ability to perform its duties as trustee on behalf of the certificateholders. DBNTC may perform certain of its obligations through one or more third party vendors. However, DBNTC shall remain liable for the duties and obligations required of it under the pooling and servicing agreement. DBNTC has had no material changes to DBNTC's policies or procedures in its calculation agent and paying agent roles in mortgage-backed transactions during the past 3 years. DBNTC will act as one of the custodians of the mortgage files pursuant to the pooling and servicing agreement. DBNTC has performed this custodial role in numerous mortgage-backed transactions since 1991. DBNTC will maintain the mortgage files in secure, fire-resistant facilities. DBNTC will not physically segregate the mortgage files from other mortgage files in DBNTC's custody but will be kept in shared facilities. However, DBNTC's proprietary document tracking system will show the location within DBNTC's facilities of each mortgage file and will show that the mortgage loan documents are held by the trustee on behalf of the trust. DBNTC has no pending legal proceedings that would materially affect its ability to perform its duties as custodian.

   DBNTC is providing the information in the foregoing paragraph at the depositor's request in order to assist the depositor with the preparation of its disclosure documents to be filed with the SEC pursuant to Regulation AB. Otherwise, DBNTC has not participated in the preparation of such disclosure documents and assumes no responsibility or liability for their contents.

   In its capacity as trustee, DBNTC will be required to perform the following duties regarding the residential mortgage-backed securities:

   o  execute and authenticate the certificates;

   o  maintain lists of certificateholders;

   o maintain custody of the mortgage files with respect to certain of the mortgage loans;

   o make distributions according to the priorities set forth under "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement;

   o collect and prepare certain reports and notices to the certificateholders as set forth in the pooling and servicing agreement;

   o collect and prepare certain reports and notices to the rating agencies as set forth in the pooling and servicing agreement;

   o notify certificateholders of "servicer events of default" as defined and described under "The Pooling and Servicing Agreement--Removal and Resignation of a Servicer" in this prospectus supplement;

   o in case of a servicer event of default, file claims and enforce all rights of action pursuant to the terms of the pooling and servicing agreement;

   o amend the provisions of the pooling and servicing agreement at the request of a specified percentage of certificateholders as further described under "The Pooling and Servicing Agreement--Amendment" in this prospectus supplement; and

   o perform tax reporting duties and make REMIC elections pursuant to the pooling and servicing agreement.

   DBNTC will only be required to perform duties that are specifically set forth in the pooling and servicing agreement, interest rate swap agreement and any other agreements relating to the issuing entity to which it is a party or the certificates. In addition, DBNTC may conclusively rely on any documents furnished to it as the trustee, is not bound to make any investigation into the facts underlying such documents, is not required to expend or risk its own funds or incur any financial liability in the exercise of its rights and powers, and shall not be liable for any action taken or omitted to be taken by it in good faith and reasonably believed by it to be authorized. DBNTC is not responsible for verifying, recomputing or recalculating information given to it by a servicer. See also "The Pooling and Servicing Agreement-- Certain Matters Regarding the Depositor, the Servicer, the Custodians and the Trustee" for additional limitations on the liability of DBNTC.

   DBNTC will be entitled to indemnification from (a) the original loan sellers for breaches of certain representations and warranties to the extent described under "Description of the Certificates--Representations and Warranties Relating to the Mortgage Loans" in this prospectus supplement and (b) the trust to the extent described under "The Pooling and Servicing Agreement-- Certain Matters Regarding the Depositor, the Servicer, the Custodians and the Trustee" in this prospectus supplement.

   DBNTC may resign or be removed as set forth in the pooling and servicing agreement. Such resignation or removal will become effective when a successor trustee accepts the appointment.

                                 THE CUSTODIANS

   J.P. Morgan Trust Company, National Association, a national banking association, will act as a custodian with respect to 73.07% of the mortgage loans and U.S. Bank National Association, a national banking association, will act as a custodian with respect to 7.21% of the mortgage loans. The trustee will have the custodial responsibilities with respect to the mortgage files for all other mortgage loans.

   The principal executive office of J.P. Morgan Trust Company, National Association is located at 2220 Chemsearch Boulevard, Suite 150, Irving, Texas 75062, and its telephone number is (972) 785-5274.

   The principal executive office of U.S. Bank is located at U.S. Bancorp Center, 800 Nicoliet Mall, Minneapolis, Minnesota 55402, and its telephone number is (651) 695-6105.

   Each custodian will act as a custodian of the applicable mortgage loan files pursuant to the pooling and servicing agreement. Each custodian will be responsible to hold and safeguard the applicable mortgage notes and other contents of the applicable mortgage files on behalf of the certificateholders. Each custodian segregates the applicable mortgage files for which it acts as custodian by boarding each applicable mortgage file in an electronic tracking system, which identifies the owner of the mortgage file and the mortgage file's specific location in the applicable custodian's vault.

   For information, with respect to each custodian's liability under the pooling and servicing agreement and any indemnification that the custodian will be entitled to from the trust, see "The Pooling and Servicing Agreement--Certain Matters Regarding the Depositor, the Servicer, the Custodians and the Trustee" in this prospectus supplement.

                         INTEREST RATE SWAP COUNTERPARTY

   The interest rate swap agreement will be provided by a swap provider that has a counterparty rating of at least "Aaa" from Moody's Investors Service, Inc. and a credit rating of "AA+" from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. (or has a guarantor that has such ratings). The swap provider may be an affiliate of the sponsor, the depositor and the underwriter.

                         DESCRIPTION OF THE CERTIFICATES

General

   On the closing date, the trust will be created and the depositor will cause the trust to issue the certificates. The certificates will be issued in twenty one classes--the Class A-1, Class A-2A, Class A-2B, Class A-2C, Class A-2D, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1, Class B-2, Class B-3, Class R, Class RC, Class RX, Class P and Class X certificates. Only the Class A-1, Class A-2A, Class A-2B, Class A-2C, Class A-2D, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class R, Class RC and Class RX certificates (collectively, the "Offered Certificates") will be offered under this prospectus supplement. The Class R, Class RC and Class RX certificates are referred to as the "Residual Certificates" in this prospectus supplement. The Class B-1, Class B-2, Class B-3 certificates and the Offered Certificates are referred to as the "LIBOR Certificates" in this prospectus supplement. The Offered Certificates that are LIBOR Certificates are referred to as "Offered LIBOR Certificates" in this prospectus supplement. The certificates will collectively represent the entire undivided ownership interest in the trust fund created and held under the pooling and servicing agreement, subject to the limits and priority of distribution provided for in that agreement.

   The trust fund will consist of:

   o the mortgage loans, together with the related mortgage files and all related collections and proceeds due and collected after the cut-off date;

   o such assets as from time to time are identified as REO property and related collections and proceeds;

   o assets that are deposited in the accounts described in this prospectus supplement and invested in accordance with the pooling and servicing agreement; and

   o  an interest rate swap agreement.

   The LIBOR Certificates will be issued and available only in book-entry form, in minimum denominations of $25,000 initial principal amount and integral multiples of $1 in excess of $25,000, except that one certificate of each class may be issued in an amount less than $25,000. The Residual Certificates will be issued and available only in definitive form, in minimum denominations of $50. For information regarding the issuance of certificates in book-entry form, see "--Book-Entry Registration" below.

   Voting rights will be allocated among holders of the LIBOR Certificates in proportion to the Class Certificate Balances of their respective certificates on such date, except that the Class X and Class P certificates will each be allocated 1% of the voting rights. The Residual Certificates will not be entitled to any voting rights. The Class X and Class P certificates will initially be held by the underwriter.

   The Class A-1 certificates will generally represent interests in the group I mortgage loans and the Class A-2A, Class A-2B, Class A-2C and Class A-2D certificates will generally represent an interest in the group II mortgage loans. The Class R, Class RC, Class RX, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1, Class B-2 and Class B-3 certificates will represent interests in all of the mortgage loans in the trust fund.

   The following chart illustrates generally the distribution priorities and the subordination features applicable to the certificates.

Accrued certificate interest,
then principal                   Class A-1     Class A-2A       Losses  ^
           |                                   Class A-2                |
           |                                   Class A-2C               |
           |                                   Class A-2D               |
           |                           Class M-1                        |
           |                           Class M-2                        |
           |                           Class M-3                        |
           |                           Class M-4                        |
           |                           Class M-5                        |
           |                           Class M-6                        |
           |                           Class M-7                        |
           |                           Class M-8                        |
           |                           Class B-1                        |
           |                           Class B-2                        |
           |                           Class B-3                        |
           v                            Class X                         |

Book-Entry Registration

   The LIBOR Certificates are sometimes referred to in this prospectus supplement as "book-entry certificates." No person acquiring an interest in the book-entry certificates will be entitled to receive a definitive certificate representing an obligation of the trust, except under the limited circumstances described in this prospectus supplement. Beneficial owners may elect to hold their interests through DTC, in the United States, or Clearstream Banking, societe anonyme or Euroclear Bank, as operator of the Euroclear System, in Europe. Transfers within DTC, Clearstream or Euroclear, as the case may be, will be in accordance with the usual rules and operating procedures of the relevant system. So long as the LIBOR Certificates are book-entry certificates, such certificates will be evidenced by one or more certificates registered in the name of Cede & Co., which will be the "holder" of such certificates, as the nominee of DTC or one of the relevant depositories. Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and counterparties holding directly or indirectly through Clearstream or Euroclear, on the other, will be effected in DTC through the relevant depositories of Clearstream or Euroclear, respectively, and each a participating member of DTC. The interests of the beneficial owners of interests in the LIBOR Certificates will be represented by book entries on the records of DTC and its participating members. All references in this prospectus supplement to the LIBOR Certificates reflect the rights of beneficial owners only as such rights may be exercised through DTC and its participating organizations for so long as such certificates are held by DTC.

   The beneficial owners of the LIBOR Certificates may elect to hold their certificates through DTC in the United States, or Clearstream or Euroclear if they are participants in such systems, or indirectly through organizations which are participants in such systems. The LIBOR Certificates will be issued in one or more certificates which in the aggregate equal the outstanding principal balance or notional amount of the related class of certificates and will initially be registered in the name of Cede & Co., the nominee of DTC. Clearstream and Euroclear will hold omnibus positions on behalf of their participants through customers securities accounts in Clearstream's and Euroclear's names on the books of their respective depositories which in turn will hold such positions in customers' securities accounts in the depositories names on the books of DTC. Except as described below, no beneficial owner will be entitled to receive a physical or definitive certificates. Unless and until definitive certificates are issued, it is anticipated that the only holder of the LIBOR Certificates will be Cede & Co., as nominee of DTC. Beneficial owners will not be holders or certificateholders as those terms are used in the pooling and servicing agreement. Beneficial owners are only permitted to exercise their rights indirectly through participants and DTC.

   The beneficial owner's ownership of a book-entry certificate will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary that maintains the beneficial owner's account for such purpose. In turn, the financial intermediary's ownership of such book-entry certificate will be recorded on the records of DTC or on the records of a participating firm that acts as agent for the financial intermediary, whose interest will in turn be recorded on the records of DTC, if the beneficial owner's financial intermediary is not a DTC participant and on the records of Clearstream or Euroclear, as appropriate.

   DTC is a limited purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a clearing corporation within the meaning of the New York UCC and a "clearing agency" registered pursuant to Section 17A of the Exchange Act. DTC was created to hold securities for its participants and to facilitate the clearance and settlement of securities transactions between participants through electronic book-entries, thus eliminating the need for physical movement of certificates. Participants include securities brokers and dealers, including underwriters, banks, trust companies and clearing corporations. Indirect access to the DTC system also is available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a participant, either directly or indirectly through indirect participants.

   Under the rules, regulations and procedures creating and affecting DTC and its operations, DTC is required to make book-entry transfers of book-entry certificates, such as the LIBOR Certificates, among participants on whose behalf it acts with respect to the book-entry certificates and to receive and transmit distributions of principal of and interest on the book-entry certificates. Participants and indirect participants with which beneficial owners have accounts with respect to the book-entry certificates similarly are required to make book-entry transfers and receive and transmit such distributions on behalf of their respective beneficial owners.

   Beneficial owners that are not participants or indirect participants but desire to purchase, sell or otherwise transfer ownership of, or other interests in, book-entry certificates may do so only through participants and indirect participants. In addition, beneficial owners will receive all distributions of principal and interest from the trustee, or a paying agent on behalf of the trustee, through DTC participants. DTC will forward such distributions to its participants, which thereafter will forward them to indirect participants or beneficial owners. Beneficial owners will not be recognized by the trustee or any paying agent as holders of the LIBOR Certificates, and beneficial owners will be permitted to exercise the rights of the holders of the LIBOR Certificates only indirectly through DTC and its participants.

   Because of time zone differences, it is possible that credits of securities received in Clearstream or Euroclear as a result of a transaction with a participant will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date. Such credits or any transactions in such securities settled during such processing will be reported to the relevant Euroclear or Clearstream participants on such business day. Cash received in Clearstream or Euroclear as a result of sales of securities by or through a Clearstream participant or Euroclear participant to a DTC participant will be received with value on the DTC settlement date but, due to time zone differences, may be available in the relevant Clearstream or Euroclear cash account only as of the business day following settlement in DTC.

   Transfers between participants will occur in accordance with DTC rules. Transfers between Clearstream participants and Euroclear participants will occur in accordance with their respective rules and operating procedures.

   Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Clearstream participants or Euroclear participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by the relevant depositary, each of which is a participating member of DTC; provided, however, that such cross-market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in such system in accordance with its rules and procedures and within its established deadlines. The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to the relevant depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving distribution in accordance with normal procedures for same day funds settlement applicable to DTC. Clearstream participants and Euroclear participants may not deliver instructions directly to the relevant depositories for Clearstream or Euroclear.

   Clearstream holds securities for its participant organizations and facilitates the clearance and settlement of securities transactions between Clearstream participants through electronic book-entry changes in accounts of Clearstream participants, thus eliminating the need for physical movement of securities. Transactions may be settled through Clearstream in many currencies, including United States dollars. Clearstream provides to its Clearstream participants, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Clearstream interfaces with domestic markets in several countries. Clearstream participants are recognized financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Indirect access to Clearstream is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Clearstream participant, either directly or indirectly.

   Euroclear was created to hold securities for its participants and to clear and settle transactions between its participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. The Euroclear System is owned by Euroclear plc and operated through a license agreement by Euroclear Bank S.A./N.V., a bank incorporated under the laws of the Kingdom of Belgium (the "Euroclear Operator"). The Euroclear Operator holds securities and book-entry interests in securities for participating organizations and facilitates the clearance and settlement of securities transactions between Euroclear participants, and between Euroclear participants and participants of certain other securities intermediaries through electronic book-entry changes in accounts of such participants or other securities intermediaries. Non-participants of Euroclear may hold and transfer book-entry interests in the LIBOR Certificates through accounts with a direct participant of Euroclear or any other securities intermediary that holds book-entry interests in the LIBOR Certificates through one or more securities intermediaries standing between such other securities intermediary and the Euroclear Operator.

   Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System, and applicable Belgian law. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts only on behalf of Euroclear participants and has no record of or relationship with the persons holding through Euroclear participants.

   Distributions on the book-entry certificates will be made on each Distribution Date by the trustee to Cede & Co., as nominee of DTC. DTC will be responsible for crediting the amount of such distributions to the accounts of the applicable DTC participants in accordance with DTC's normal procedures. Each DTC participant will be responsible for disbursing such distribution to the beneficial owners of the book-entry certificates that it represents and to each financial intermediary for which it acts as agent. Each such financial intermediary will be responsible for disbursing funds to the beneficial owners of the book-entry certificates that it represents.

   Under a book-entry format, beneficial owners of the book-entry certificates may experience some delay in their receipt of distributions, since such distributions will be forwarded by the trustee to Cede & Co., as nominee of DTC. Distributions with respect to certificates held through Clearstream or Euroclear will be credited to the cash accounts of Clearstream participants or Euroclear participants in accordance with the relevant system's rules and procedures, to the extent received by the relevant depositary. Such distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. Because DTC can only act on behalf of financial intermediaries, the ability of a beneficial owner to pledge book-entry certificates to persons or entities that do not participate in the DTC system, or otherwise take actions in respect of such book-entry certificates, may be limited due to the lack of physical certificates for such book-entry certificates. In addition, issuance of the book-entry certificates in book-entry form may reduce the liquidity of such certificates in the secondary market since certain potential investors may be unwilling to purchase certificates for which they cannot obtain physical certificates.

   Monthly and annual reports on the trust made available by the trustee to Cede & Co., as nominee of DTC, may be made available to beneficial owners upon request, in accordance with the rules, regulations and procedures creating and affecting DTC, and to the financial intermediaries to whose DTC accounts the book-entry certificates of such beneficial owners are credited.

   DTC has advised the depositor that it will take any action permitted to be taken by a holder of the LIBOR Certificates under the pooling and servicing agreement only at the direction of one or more participants to whose accounts with DTC the book-entry certificates are credited. Additionally, DTC has advised the depositor that it will take such actions with respect to specified percentages of voting rights only at the direction of and on behalf of participants whose holdings of book-entry certificates evidence such specified percentages of voting rights. DTC may take conflicting actions with respect to percentages of voting rights to the extent that participants whose holdings of book-entry certificates evidence such percentages of voting rights authorize divergent action.

   None of the trust, the depositor, the servicer, or the trustee will have any responsibility for any aspect of the records relating to or distributions made on account of beneficial ownership interests of the book-entry certificates held by Cede & Co., as nominee for DTC, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

   Although DTC, Clearstream and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of certificates among participants of DTC, Clearstream and Euroclear, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time. See "Description of the Securities--Book-Entry Registration" in the prospectus.

   See also the attached Annex I for certain information regarding U.S. federal income tax documentation requirements for investors holding certificates through Clearstream or Euroclear (or through DTC if the holder has an address outside the United States).

Definitive Certificates

   The LIBOR Certificates, which will be issued initially as book-entry certificates, will be converted to definitive certificates and reissued to beneficial owners or their nominees, rather than to DTC or its nominee, only if
(a) DTC or the depositor advises the trustee in writing that DTC is no longer willing or able to properly discharge its responsibilities as depository with respect to the book-entry certificates and the trustee or the depositor is unable to locate a qualified successor or (b) the depositor notifies DTC of its intent to terminate the book-entry system through DTC and, upon receipt of notice of such intent from DTC, the participants holding beneficial interests in the certificates agree to initiate such termination.

   Upon the occurrence of any event described in the immediately preceding paragraph, DTC or the trustee, as applicable, will be required to notify all participants of the availability through DTC of definitive certificates. Upon delivery of definitive certificates, the trustee will reissue the book-entry certificates as definitive certificates to beneficial owners. Distributions of principal of, and interest on, the book-entry certificates will thereafter be made by the trustee, or a paying agent on behalf of the trustee, directly to holders of definitive certificates in accordance with the procedures set forth in the pooling and servicing agreement.

   Definitive certificates will be transferable and exchangeable at the offices of the trustee, its agent or the certificate registrar designated from time to time for those purposes. As of the closing, the trustee designates the offices of its agent located at DB Services Tennessee, 648 Grassmere Park Road, Nashville, Tennessee 37211-3658, Attention: Transfer Unit, for purposes of certificate transfers, and DB Services Tennessee, 648 Grassmere Park Road, Nashville, Tennessee 37211-3658, Attention: Securities Payment Unit, for purposes of the surrender of certificates for the final distribution. No service charge will be imposed for any registration of transfer or exchange, but the trustee may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection with the transfer or exchange.

Assignment of the Mortgage Loans

   Pursuant to certain mortgage loan purchase and warranties agreements, the original loan sellers sold mortgage loans, without recourse, to GSMC. GSMC will sell and convey the mortgage loans, including all principal outstanding as of, and interest due and accruing after, the close of business on the cut-off date, without recourse, to the depositor on the closing date. Pursuant to the pooling and servicing agreement, the depositor will sell, without recourse, to the trust, all right, title and interest in and to each mortgage loan, including all principal outstanding as of, and interest due after, the close of business on the cut-off date. Each such transfer will convey all right, title and interest in and to (a) principal outstanding as of the close of business on the cut-off date (after giving effect to payments of principal due on that date, whether or not received) and (b) interest due and accrued on each such mortgage loan after the cut-off date. However, GSMC will not convey to the depositor, and will retain all of its right, title and interest in and to (x) principal due on each mortgage loan on or prior to the cut-off date and principal prepayments in full and curtailments (i.e., partial prepayments) received on each such mortgage loan on or prior to the cut-off date and (y) interest due and accrued on each mortgage loan on or prior to the cut-off date.

Delivery of Mortgage Loan Documents

   In connection with the sale, transfer and assignment of each mortgage loan to the trust, the depositor will cause to be delivered to the applicable custodian or the trustee, as applicable, on or before the closing date, the following documents with respect to each mortgage loan which documents constitute the mortgage file:

      (a) the original mortgage note, with all riders, endorsed without recourse in blank by the last endorsee, including all intervening endorsements showing a complete chain of endorsement from the originator to the last endorsee (except for no more than 3.00% of the mortgage loans for which there is a lost note affidavit and a copy of the mortgage note);

      (b) the related original mortgage, with all riders, and evidence of its recording or, in certain circumstances, (i) a copy of the mortgage certified by the title company, escrow agent or closing attorney stating that such mortgage has been dispatched for recordation and the original recorded mortgage or a copy of such mortgage certified by the appropriate public recording office will be promptly delivered upon receipt by the applicable original loan seller, or (ii) a copy of the mortgage certified by the appropriate public recording office to be a true and complete copy of the recorded original;

      (c) except with respect to each MERS Designated Mortgage Loan, the originals of all intervening mortgage assignment(s), showing a complete chain of assignment from the originator of the related mortgage loan to the last endorsee or, in certain limited circumstances, (i) a copy of the intervening mortgage assignment or certified by the title company, escrow agent or closing attorney stating that such intervening mortgage assignment has been dispatched for recordation and the original intervening mortgage assignment or a copy of such intervening mortgage assignment certified by the appropriate public recording office will be promptly delivered upon receipt by the applicable original loan seller, or (ii) a copy of the intervening mortgage assignment certified by the appropriate public recording office to be a true and complete copy of the recorded original;

      (d) except with respect to each MERS Designated Mortgage Loan, the original mortgage assignment in recordable form, which, if acceptable for recording in the relevant jurisdiction, may be included in a blanket assignment or assignments, of each mortgage from the last endorsee in blank;

      (e) originals of all assumption, modification, consolidation and extension agreements, if provided, in those instances where the terms or provisions of a mortgage or mortgage note have been modified or such mortgage or mortgage note has been assumed, with recording;

      (f) an original lender's title insurance policy, abstract of title or equivalent title report; and

      (g) the original (or a copy of) any security agreement, chattel mortgage or equivalent document executed in connection with the mortgage.

   Pursuant to the pooling and servicing agreement, each custodian and the trustee will agree to execute and deliver on or prior to the closing date an acknowledgment of receipt of the original mortgage note, item (a) above, with respect to the applicable mortgage loans, with any exceptions noted. Each custodian and the trustee will agree, for the benefit of the holders of the certificates, to review, or cause to be reviewed, each mortgage file required to be held by it within ninety days after the closing date - or, with respect to any Substitute Mortgage Loan delivered to the applicable custodian or the trustee, within thirty days after the receipt of the mortgage file by the applicable custodian or the trustee, as applicable, - and to deliver a certification generally to the effect that, as to each mortgage loan listed in the schedule of mortgage loans,

   o all documents required to be reviewed by it pursuant to the pooling and servicing agreement are in its possession;

   o each such document has been reviewed by it and appears regular on its face and relates to such mortgage loan;

   o based on its examination and only as to the foregoing documents, certain information set forth on the schedule of mortgage loans accurately reflects the information set forth in the mortgage file delivered on such date; and

   o each mortgage note has been endorsed as provided in the pooling and servicing agreement.

   If the applicable custodian or the trustee, as applicable, during the process of reviewing the mortgage files, finds any document constituting a part of a mortgage file that is not executed, has not been received or is unrelated to the mortgage loans, or that any mortgage loan does not conform to the requirements above or to the description of the requirements as set forth in the schedule of mortgage loans, the applicable custodian or the trustee, as applicable, is required to promptly so notify GSMC, the servicer and the depositor in writing. GSMC will be required to use reasonable efforts to cause to be remedied a material defect in a document constituting part of a mortgage file of which it is so notified by the applicable custodian or the trustee, as applicable. If, however, within 180 days after the earlier of either discovery by or notice to GSMC of such defect, GSMC has not caused the defect to be remedied, GSMC will be required to purchase such mortgage loan at a price equal to the outstanding principal balance of such mortgage loan as of the date of repurchase, plus all related accrued and unpaid interest at the applicable interest rate, plus the amount of any outstanding advances owed to and reasonably incurred by the servicer, plus all costs and expenses reasonably incurred by the servicer or the trustee in connection with the mortgage loan or such repurchase and any costs and damages incurred by the trust in connection with any violation by the related mortgage loan of any predatory or abusive lending law. In any case, the purchase price shall be deposited in the distribution account on the next succeeding Servicer Remittance Date after deducting any amounts received in respect of such repurchased mortgage loan or loans and being held in the distribution account for future distribution to the extent such amounts have not yet been applied to principal or interest on such mortgage loan or, with respect to any mortgage loan, GSMC (only within two years of the closing date) may substitute in lieu of such mortgage loan a Substitute Mortgage Loan and, if applicable, remit to the servicer any Substitution Adjustment Amount. The obligations of GSMC to cure that defect or to substitute or repurchase the applicable mortgage loan for that defect will constitute the sole remedies respecting that defect available to the holders of the certificates, the depositor, the servicer, the custodians and the trustee.

Representations and Warranties Relating to the Mortgage Loans

   Pursuant to a representations and warranties agreement (the "Representations Agreement"), GSMC will make certain representations and warranties with respect to each mortgage loan as of the closing date. The representations and warranties made by GSMC include, but are not limited to:

            (1) Except with respect to the Delinquent mortgage loans described under "The Mortgage Pool--The Mortgage Loans" in this prospectus supplement, no payment required under the mortgage loan is one-month or more Delinquent;

            (2) The mortgage loan is not subject to any right of rescission, set-off, counterclaim or defense, including, without limitation, the defense of usury, nor will the operation of any of the terms of the mortgage note or the mortgage, or the exercise of any right under the mortgage note or the mortgage, render either the mortgage note or the mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including without limitation the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect to such mortgage note or mortgage. To the best of GSMC's knowledge, no mortgagor was a debtor in any state or federal bankruptcy or insolvency proceeding at the time the mortgage loan was originated;

            (3) Pursuant to the terms of the mortgage, all buildings or other improvements upon the mortgaged property are insured by a generally acceptable insurer against loss by fire or hazards of extended coverage meeting accepted origination practices;

            (4) The mortgage loan at origination complied in all material respects with all applicable federal, state and local laws;

            (5) The mortgage is a valid, subsisting and enforceable first or second (as applicable) lien on the mortgaged property, including all buildings and improvements on the mortgaged property and all additions, alterations and replacements made at any time with respect to the related mortgaged property, with such exceptions as are generally acceptable to prudent mortgage lending companies, and such other exceptions to which similar properties are commonly subject and which do not individually, or in the aggregate, materially and adversely affect the benefits of the security intended to be provided by such mortgage. The lien of the mortgage is subject only to:

                  (A) the first lien, in case of second lien mortgage loan;

                  (B) the lien of current real property taxes and assessments not yet due and payable;

                  (C) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording acceptable to prudent mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the mortgage loan and (a) specifically referred to or otherwise considered in the appraisal made for the originator of the mortgage loan or (b) which do not adversely affect the appraised value of the mortgaged property set forth in such appraisal; and

                  (D) other matters to which like properties are commonly
            subject which do not materially interfere with the benefits of the security intended to be provided by the mortgage or the use, enjoyment, value or marketability of the related mortgaged property;

            (6) The mortgage note and the mortgage and any other agreement executed and delivered by a mortgagor in connection with a mortgage loan are genuine, and each is the legal, valid and binding obligation of the signatory enforceable in accordance with its terms (including, without limitation, any provisions relating to prepayment charges or penalties), except as limited by bankruptcy, insolvency or other similar laws affecting creditor's rights. To the best of GSMC's knowledge, all parties to the mortgage note, the mortgage and any such other agreement had legal capacity to enter into the mortgage loan and to execute and deliver the mortgage note, the mortgage and any such other agreement, and the mortgage note, the mortgage and any such other agreement have been duly and properly executed by such person;

            (7) The mortgage loan is covered by an American Land Title Association lender's title insurance policy or other generally acceptable form of policy;

            (8) Except as otherwise set forth in paragraph (1) above with respect to certain Delinquent mortgage loans, other than a mortgage loan which is one or more payments Delinquent, there is no default, breach, violation or event which would permit acceleration under the mortgage or the mortgage note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event which would permit acceleration, and neither GSMC nor its affiliates or any of its respective predecessors have waived any default, breach, violation or event which would permit acceleration. With respect to each second lien mortgage loan, (i) the prior mortgage is in full force and effect, (ii) there is no default, breach, violation or event of acceleration existing under such prior mortgage or the related mortgage note, (iii) no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration under the prior mortgage, and either (A) the prior mortgage contains a provision which allows or (B) applicable law requires, the mortgage under the second lien mortgage loan to receive notice of, and affords such mortgage an opportunity to cure any default by payment in full or otherwise under the prior mortgage;

            (9) The mortgage contains customary and enforceable provisions that render the rights and remedies of the holder of the mortgage adequate for the realization against the mortgaged property of the benefits of the security provided by the mortgaged property, including, (i) in the case of a mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure;

            (10) There is no proceeding pending or, to GSMC's knowledge, threatened for the total or partial condemnation of the mortgaged property, and the mortgaged property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty so as to affect adversely the value of the mortgaged property as security for the mortgage loan or the use for which the premises were intended;

            (11) No mortgage loan is (i) covered by the provisions of the Homeownership and Equity Protection Act of 1994 or (ii) in violation of, or classified as a "high cost," "threshold," "covered" (excluding home loans defined as "covered home loans" in the New Jersey Home Ownership Security Act of 2002 that were originated between November 26, 2003 and July 7, 2004) or "predatory" loan under, any other applicable state, federal or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees);

            (12) Except for approximately 0.09% of the mortgage loans, no mortgage loan originated on or after October 1, 2002 imposes a prepayment premium for a term in excess of three years after its origination, unless such mortgage loan was modified to reduce the prepayment period to no more than three years from the date of the mortgage note and the mortgagor was notified in writing of such reduction in prepayment premium period. No mortgage loan originated prior to October 1, 2002, imposes a prepayment premium for a term in excess of five years after its origination;

            (13) No mortgage loan subject to the Georgia Fair Lending Act and secured by property located in the state of Georgia was originated on or after October 1, 2002 and prior to March 7, 2003;

            (14) In connection with the origination of each mortgage loan, no proceeds from any mortgage loan were used to finance a single-premium credit-life insurance policy;

            (15) The applicable original loan seller has reported or caused to be reported in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) in its mortgagor credit files to Equifax, Experian and TransUnion Credit Information Company (three of the credit repositories) on a monthly basis; and

            (16) With respect to any mortgage loan originated on or after August 1, 2004, neither the related mortgage nor the related mortgage note requires the mortgagor to submit to arbitration to resolve any dispute arising out of or relating in any way to the mortgage loan.

   In addition, GSMC will represent and warrant that none of the group I mortgage loans has a prepayment penalty period in excess of three years.

   Upon the discovery by any certificateholder, GSMC, the servicer, the depositor, the custodians or the trustee that any of the representations and warranties contained in the Representations Agreement has been breached in any material respect as of the date made, with the result that value of, or the interests of the trustee or the holders of the certificates in the related mortgage loan, were materially and adversely affected, the party discovering such breach will be required to give prompt written notice to the other parties. Subject to certain provisions of the Representations Agreement, within 60 days of the earlier to occur of GSMC's discovery of or its receipt of notice of any such breach with respect to a mortgage loan, GSMC will be required to:

   o  promptly cure such breach in all material respects,

   o within two years of the closing date, remove each mortgage loan which has given rise to the requirement for action by GSMC, substitute one or more Substitute Mortgage Loans and, if the outstanding principal balance of such Substitute Mortgage Loans as of the date of such substitution is less than the outstanding principal balance, plus accrued and unpaid interest, of the replaced mortgage loans as of the date of substitution, deliver to the depositor the amount of such shortfall (the "Substitution Adjustment Amount"), or

   o repurchase such mortgage loan at a repurchase price equal to the outstanding principal balance of such mortgage loan as of the date of repurchase, plus all related accrued and unpaid interest at the applicable interest rate, plus the amount of any outstanding advances owed to and reasonably incurred by any servicer, plus all costs and expenses reasonably incurred by the servicer or the trustee in connection with the mortgage loan or such repurchase and any costs and damages incurred by the trust in connection with any violation by the related mortgage loan of any predatory or abusive lending law.

   Each of the applicable mortgage loan purchase and warranties agreements and its related trade confirmation letter requires the applicable original loan seller to repurchase any mortgage loan where the mortgagor fails to make its first and second payment after the applicable Original Sale Date. It is possible that a mortgagor with respect to a mortgage loan transferred to the trust might have failed to make his or her first or second payment after the applicable Original Sale Date. In that circumstance, the trust, at its option, may direct GSMC to repurchase such mortgage loans from the trust. The repurchase price payable to the trust will generally be the same as the repurchase price described above for breaches of representations and warranties.

   Notwithstanding the foregoing, pursuant to the terms of the Representations Agreement in the event of discovery by GSMC or any party to the pooling and servicing agreement (a) that a mortgage loan does not constitute a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code resulting from a breach of any representation or warranty contained in the Representations Agreement or (b) of a breach of the representations and warranties listed as number (11), (12), (13), (14), (15) or (16) in the third preceding full paragraph, GSMC will be required to repurchase the related mortgage loan at the applicable repurchase price within 60 days of such discovery or receipt of notice. The repurchase price with respect to such mortgage loan will be required to be deposited into the distribution account on the next succeeding Servicer Remittance Date after deducting any amounts received in respect of such repurchased mortgage loan or mortgage loans and being held in the distribution account for future distribution to the extent such amounts have not yet been applied to principal or interest on such mortgage loan.

   The obligations of GSMC to cure such breach or to substitute or repurchase the applicable mortgage loan will constitute the sole remedies respecting a material breach of any such representation or warranty to the holders of the certificates, the depositor, the servicer, the custodians and the trustee.

Payments on the Mortgage Loans

   The pooling and servicing agreement provides that the servicer is required to establish and maintain a separate collection account. The pooling and servicing agreement permits the servicer to direct any depository institution maintaining the collection account to invest the funds in the collection account in one or more eligible investments that mature, unless payable on demand, no later than the business day preceding the Servicer Remittance Date, as described below.

   The servicer is obligated to deposit or cause to be deposited in the collection account within two business days after receipt, amounts representing the following payments and other collections received by it on or with respect to the mortgage loans after the cut-off date, other than in respect of monthly payments on the mortgage loans due and accrued on each mortgage loan up to and including any due date occurring prior to the cut-off date:

   o all payments on account of principal, including prepayments of principal on the mortgage loans;

   o all payments on account of interest, net of the servicing fee, on the mortgage loans;

   o  all Liquidation Proceeds;

   o all Insurance Proceeds and Condemnation Proceeds to the extent such Insurance Proceeds or Condemnation Proceeds are not to be applied to the restoration of the related mortgaged property or released to the related borrower in accordance with the express requirements of law or in accordance with prudent and customary servicing practices;

   o  all Substitution Adjustment Amounts for Substitute Mortgage Loans;

   o all other amounts required to be deposited in the collection account pursuant to the pooling and servicing agreement; and

   o any amounts required to be deposited in connection with net losses realized on investments of funds in the collection account.

   The servicer is not permitted to commingle funds in the collection account with any other funds or assets.

   The trustee will be obligated to set up a distribution account with respect to the certificates into which the servicer will be required to deposit or cause to be deposited the funds required to be remitted by the servicer on the Servicer Remittance Date. The pooling and servicing agreement permits but does not require the trustee to invest the funds in the distribution account in one or more eligible investments that mature on or prior to the next distribution date.

   The funds required to be remitted by the servicer on each Servicer Remittance Date will be equal to the sum, without duplication, of:

   o all collections of scheduled principal and interest on the mortgage loans received by the servicer on or prior to the related Determination Date;

   o all principal prepayments, Insurance Proceeds, Condemnation Proceeds and Liquidation Proceeds, if any, collected by the servicer during the related Prepayment Period;

   o all P&I Advances made by the servicer with respect to payments due to be received on the mortgage loans on the related due date;

   o amounts of Compensating Interest required to be deposited in connection with principal prepayments that are received during the prior calendar month, as described under "The Pooling and Servicing Agreement--Prepayment Interest Shortfalls" in this prospectus supplement; and

   o any other amounts required to be placed in the collection account by the servicer pursuant to the pooling and servicing agreement,

      but excluding the following:

      (a) for any mortgage loan with respect to which the servicer has previously made an unreimbursed P&I Advance, amounts received on such mortgage loan which represent late payments of principal and interest, Insurance Proceeds, Condemnation Proceeds or Liquidation Proceeds, to the extent of such unreimbursed P&I Advance;

      (b) amounts received on a particular mortgage loan with respect to which the servicer has previously made an unreimbursed servicing advance, to the extent of such unreimbursed servicing advance;

      (c) amounts representing prior advances by the servicer that are reimbursed to the servicer in connection with the modification of a mortgage loan;

      (d) for such Servicer Remittance Date, the aggregate servicing fee;

      (e) all net income from eligible investments that are held in the collection account for the account of the servicer;

      (f) all amounts actually recovered by the servicer in respect of late fees, assumption fees and similar fees;

      (g) for all mortgage loans for which P&I Advances or servicing advances are determined to be non-recoverable, all amounts equal to unreimbursed P&I Advances and servicing advances for such mortgage loans;

      (h) certain other amounts which are reimbursable to the depositor or the servicer, as provided in the pooling and servicing agreement;

      (i) all funds inadvertently placed in the collection account by the servicer; and

      (j) all collections of principal and interest not required to be remitted on each Servicer Remittance Date.

   The amounts described in clauses (a) through (i) above may be withdrawn by the servicer from the collection account on or prior to each Servicer Remittance Date.

Distributions

   Distributions on the certificates will be required to be made by the trustee on the 25th day of each month, or, if that day is not a business day, on the first business day thereafter, commencing in February 2006 (each, a "Distribution Date"), to the persons in whose names the certificates are registered on the related Record Date.

   Distributions on each Distribution Date will be made by wire transfer in immediately available funds to the account of the certificateholder at a bank or other depository institution having appropriate wire transfer facilities as directed by that certificateholder in its written wire instructions provided to the trustee or if no wire instructions are provided then by check mailed to the address of the person entitled to the distribution as it appears on the applicable certificate register. However, the final distribution in retirement of the certificates will be made only upon presentment and surrender of those certificates at the office of the trustee designated from time to time for those purposes. Initially, the trustee designates the offices of its agent located at DB Services Tennessee, 648 Grassmere Park Road, Nashville, Tennessee 37211-3658, Attention: Transfer Unit, for purposes of certificate transfers, and DB Services Tennessee, 648 Grassmere Park Road, Nashville, Tennessee 37211-3658, Attention: Securities Payment Unit, for purposes of the surrender of certificates for the final distribution.

Administration Fees

   As described under the definition of "Available Funds" included in the "Glossary of Terms" in this prospectus supplement, funds collected on the mortgage loans that are available for distribution to certificateholders will be net of the servicing fee, the custodial fee and trustee fee payable on each mortgage loan. On each distribution date, the servicer, the custodians and the trustee will be entitled to their fee prior to the certificateholders receiving any distributions. The servicing fee, the custodial fee and trustee fee for any distribution date for any mortgage loan will be an amount equal to one-twelfth of the servicing fee rate, the custodial fee rate (if applicable) or the trustee fee rate, as applicable, on the Stated Principal Balance of such mortgage loan. The following table identifies the per annum fee rate applicable in calculating the servicing fee, the custodial fee and the trustee fee.

Fee             Per Annum Fee Rate
-------------   ---------------------------
Servicing Fee   0.50%
Trustee Fee     less than or equal to 0.01%
Custodial Fee   less than or equal to 0.01%

   In addition to the servicing fee, the custodial fee and the trustee fee, funds collected on the mortgage loans that are available for distribution to the certificateholders will also be net of any indemnification payments made to the depositor, the servicer, the custodians or the trustee, as described under "The Pooling and Servicing Agreement--Certain Matters Regarding the Depositor, the Servicer, the Custodians and the Trustee" in this prospectus supplement, and reimbursements for certain unanticipated expenses borne by the depositor, the servicer, the custodians or the trustee, as described in this prospectus supplement and the accompanying prospectus.

Priority of Distributions Among Certificates

   As more fully described in this prospectus supplement, distributions on the certificates will be made on each Distribution Date from Available Funds and will be made to the classes of certificates in the following order of priority:

         (i) to the Supplemental Interest Trust, to interest on each class of LIBOR Certificates and to unpaid interest on the Class A Certificates, in the order and subject to the priorities set forth below under "--Distributions of Interest and Principal";

         (ii) to principal on the classes of LIBOR Certificates and Residual Certificates then entitled to receive distributions of principal, in the order and subject to the priorities set forth below under "--Distributions of Interest and Principal";

         (iii) to unpaid interest on the classes of LIBOR Certificates, other than the Class A Certificates, in the order and subject to the priorities described below under "--Distributions of Interest and Principal";

         (iv) to deposit into the Excess Reserve Fund Account to cover any Basis Risk Carry Forward Amount;

         (v) to the Supplemental Interest Trust, the amount of any Defaulted Swap Termination Payment owed to the Swap Provider;

         (vi) certain amounts of interest and principal to the Class X certificates; and

         (vii) any remaining amount to certain classes of the Residual Certificates;

in each case, subject to certain limitations set forth below under "--Distributions of Interest and Principal."

Distributions of Interest and Principal

   For any Distribution Date, the "Pass-Through Rate" for each class of LIBOR Certificates will be a per annum rate as set forth below:

      (a) for the Class A-1 certificates, equal to the least of (1) One-Month LIBOR plus the related fixed margin for that class and that Distribution Date, (2) a per annum rate equal to the product of (i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average of the interest rates for each group I mortgage loan (in each case, less the applicable Expense Fee Rate), then in effect on the beginning of the related Due Period and (B) Net Swap Receipts, if any, less Net Swap Payments, if any, for that Distribution Date, divided by the Stated Principal Balance of the mortgage loans at the beginning of the related Due Period, multiplied by 12 (referred to as the "Loan Group I Cap") and (3) the WAC Cap;

      (b) for each of the Class A-2A, Class A-2B, Class A-2C and Class A-2D certificates, equal to the least of (1) One-Month LIBOR plus the related fixed margin for that class and that Distribution Date, (2) a per annum rate equal to the product of (i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average of the interest rates for each group II mortgage loan (in each case, less the applicable Expense Fee Rate) then in effect on the beginning of the related Due Period and (B) Net Swap Receipts, if any, less Net Swap Payments, if any, for that Distribution Date, divided by the Stated Principal Balance of the mortgage loans at the beginning of the related Due Period, multiplied by 12 (referred to as the "Loan Group II Cap") and (3) the WAC Cap; and

      (c) for each of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1, Class B-2 and Class B-3 certificates equal to the lesser of (1) One-Month LIBOR plus the related fixed margin for that class and that Distribution Date, and (2) the WAC Cap.

   The "WAC Cap" for any Distribution Date will be a per annum rate equal to the product of (i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average of the interest rates on the mortgage loans (in each case, less the Expense Fee Rate) in effect at the beginning of the related Due Period on the mortgage loans, and
(B) Net Swap Receipts, if any, less Net Swap Payments, if any, for that Distribution Date, divided by the Stated Principal Balance of the mortgage loans at the beginning of the related Due Period, multiplied by 12.

   The fixed margin for each class of LIBOR Certificates is as follows: Class A-1, [___]%; Class A-2A, [___]%; Class A-2B, [___]%; Class A-2C, [___]%;Class
A-2D, [___]%; Class M-1, [___]%; Class M-2, [___]%; Class M-3, [___]%; Class
M-4, [___]%; Class M-5, [___]%; Class M-6, [___]%; Class M-7, [___]%; Class M-8,
[___]%; Class B-1, [___]%; Class B-2, [___]%; and Class B-3, [___]%. On the
Distribution Date immediately following the initial Distribution Date on which Litton Loan Servicing LP has the option to purchase all of the mortgage loans as described under "The Pooling and Servicing Agreement--Termination; Optional Clean up Call" in this prospectus supplement and each Distribution Date thereafter, the fixed margin for each class of LIBOR Certificates will increase to the following: Class A-1, [___]%; Class A-2A, [___]%; Class A-2B, [___]%; Class A-2C, [___]%;Class A-2D, [___]%; Class M-1, [___]%; Class M-2, [___]%;
Class M-3, [___]%; Class M-4, [___]%; Class M-5, [___]%; Class M-6, [___]%;
Class M-7, [___]%; Class M-8, [___]%; Class B-1, [___]%; Class B-2, [___]%; and
Class B-3, [___]%.

   On each Distribution Date, distributions in reduction of the Class Certificate Balance of the certificates entitled to receive distributions of principal will be made in an amount equal to the Principal Distribution Amount. The "Principal Distribution Amount" for each Distribution Date will equal the sum of (i) the Basic Principal Distribution Amount for that Distribution Date and (ii) the Extra Principal Distribution Amount for that Distribution Date.

   Distributions will be determined in part based on the performance of individual loan groups and for such purpose any Net Swap Payments or Net Swap Receipts will be allocated between loan groups based on the respective aggregate Stated Principal Balance of the mortgage loans in each loan group.

   On each Distribution Date, the trustee will be required to make the disbursements and transfers from the Available Funds then on deposit in the distribution account specified below in the following order of priority:

      (i) to the holders of each class of LIBOR Certificates and to the Supplemental Interest Trust in the following order of priority:

      (a) to the Supplemental Interest Trust, the sum of (x) all Net Swap Payments and (y) any Swap Termination Payment owed to the Swap Provider other than a Defaulted Swap Termination Payment owed to the Swap Provider, if any;

      (b) concurrently, (1) from Interest Remittance Amount related to the group I mortgage loans to the Class A-1 certificates, the related Accrued Certificate Interest and Unpaid Interest Amount for the Class A-1 certificates; and (2) from Interest Remittance Amount related to the group II mortgage loans, pro rata (based on the accrued and unpaid interest distributable to the Class A-2A, Class A-2B, Class A-2C and Class A-2D certificates) to the Class A-2A, Class A-2B, Class A-2C and Class A-2D certificates, the related Accrued Certificate Interest and Unpaid Interest Amounts for the Class A-2A, Class A-2B, Class A-2C and Class A-2D certificates; provided, that if the Interest Remittance Amount for either group of mortgage loans is insufficient to make the related payments set forth clause (1) or (2) above, any Interest Remittance Amount relating to the other group of mortgage loans remaining after payment of the related Accrued Certificate Interest and Unpaid Interest Amounts will be available to cover that shortfall;

      (c) from any remaining Interest Remittance Amounts, to the Class M-1 certificates, the Accrued Certificate Interest for that class;

      (d) from any remaining Interest Remittance Amounts, to the Class M-2 certificates, the Accrued Certificate Interest for that class;

      (e) from any remaining Interest Remittance Amounts, to the Class M-3 certificates, the Accrued Certificate Interest for that class;

      (f) from any remaining Interest Remittance Amounts, to the Class M-4 certificates, the Accrued Certificate Interest for that class;

      (g) from any remaining Interest Remittance Amounts, to the Class M-5 certificates, the Accrued Certificate Interest for that class;

      (h) from any remaining Interest Remittance Amounts, to the Class M-6 certificates, the Accrued Certificate Interest for that class;

      (i) from any remaining Interest Remittance Amounts, to the Class M-7 certificates, the Accrued Certificate Interest for that class;

      (j) from any remaining Interest Remittance Amounts, to the Class M-8 certificates, the Accrued Certificate Interest for that class;

      (k) from any remaining Interest Remittance Amounts, to the Class B-1 certificates, the Accrued Certificate Interest for that class;

      (l) from any remaining Interest Remittance Amounts, to the Class B-2 certificates, the Accrued Certificate Interest for that class; and

      (m) from any remaining Interest Remittance Amounts, to the Class B-3 certificates, the Accrued Certificate Interest for that class; and

   (ii) (A) on each Distribution Date (a) prior to the Stepdown Date or (b) with respect to which a Trigger Event is in effect, to the holders of the class or classes of LIBOR Certificates then entitled to distributions of principal as set forth below, an amount equal to the Principal Distribution Amount in the following order of priority:

      (a) sequentially:

         (x) concurrently, to the Class R, Class RC and Class RX certificates, pro rata, until their respective Class Certificate Balances have been reduced to zero, and

         (y) to the Class A certificates, allocated among those classes as described under "--Allocation of Principal Payments to Class A Certificates" below until their respective Class Certificate Balances are reduced to zero; and

      (b) sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1, Class B-2 and Class B-3 certificates, in that order, until their respective Class Certificate Balances are reduced to zero;

      (B) on each Distribution Date (a) on or after the Stepdown Date and (b) so long as a Trigger Event is not in effect, to the holders of the class or classes of LIBOR Certificates then entitled to distributions of principal as set forth below, an amount equal to the Principal Distribution Amount in the following order of priority:

      (a) to the Class A certificates, the lesser of (x) the Principal Distribution Amount and (y) the Class A Principal Distribution Amount, allocated among those classes as described under "--Allocation of Principal Payments to Class A Certificates" below, until their respective Class Certificate Balances are reduced to zero;

      (b) to the Class M-1 certificates, the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A certificates in clause (ii)(B)(a) above, and (y) the Class M-1 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

      (c) to the Class M-2 certificates, the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A certificates in clause (ii)(B)(a) above and to the Class M-1 certificates in clause (ii)(B)(b) above, and (y) the Class M-2 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

      (d) to the Class M-3 certificates, the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A certificates in clause (ii)(B)(a) above, to the Class M-1 certificates in clause (ii)(B)(b) above and to the Class M-2 certificates in clause
   (ii)(B)(c) above, and (y) the Class M-3 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

      (e) to the Class M-4 certificates, the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A certificates in clause (ii)(B)(a) above, to the Class M-1 certificates in clause (ii)(B)(b) above, to the Class M-2 certificates in clause (ii)(B)(c) above and to the Class M-3 certificates in clause (ii)(B)(d) above, and (y) the Class M-4 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

      (f) to the Class M-5 certificates, the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A certificates in clause (ii)(B)(a) above, to the Class M-1 certificates in clause (ii)(B)(b) above, to the Class M-2 certificates in clause (ii)(B)(c) above, to the Class M-3 certificates in clause (ii)(B)(d) above and to the Class M-4 certificates in clause (ii)(B)(e) above, and (y) the Class M-5 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

      (g) to the Class M-6 certificates, the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A certificates in clause (ii)(B)(a) above, to the Class M-1 certificates in clause (ii)(B)(b) above, to the Class M-2 certificates in clause (ii)(B)(c) above, to the Class M-3 certificates in clause (ii)(B)(d) above, to the Class M-4 certificates in clause (ii)(B)(e) above and to the Class M-5 certificates in clause (ii)(B)(f) above, and (y) the Class M-6 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

      (h) to the Class M-7 certificates, the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A certificates in clause (ii)(B)(a) above, to the Class M-1 certificates in clause (ii)(B)(b) above, to the Class M-2 certificates in clause (ii)(B)(c) above, to the Class M-3 certificates in clause (ii)(B)(d) above, to the Class M-4 certificates in clause (ii)(B)(e) above, to the Class M-5 certificates in clause (ii)(B)(f) above and to the Class M-6 certificates in clause
   (ii)(B)(g) above, and (y) the Class M-7 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

      (i) to the Class M-8 certificates, the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A certificates in clause (ii)(B)(a) above, to the Class M-1 certificates in clause (ii)(B)(b) above, to the Class M-2 certificates in clause (ii)(B)(c) above, to the Class M-3 certificates in clause (ii)(B)(d) above, to the Class M-4 certificates in clause (ii)(B)(e) above, to the Class M-5 certificates in clause (ii)(B)(f) above, to the Class M-6 certificates in clause (ii)(B)(g) above and to the Class M-7 certificates in clause (ii)(B)(h) above, and (y) the Class M-8 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

      (j) to the Class B-1 certificates, the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A certificates in clause (ii)(B)(a) above, to the Class M-1 certificates in clause (ii)(B)(b) above, to the Class M-2 certificates in clause (ii)(B)(c) above, to the Class M-3 certificates in clause (ii)(B)(d) above, to the Class M-4 certificates in clause (ii)(B)(e) above, to the Class M-5 certificates in clause (ii)(B)(f) above, to the Class M-6 certificates in clause (ii)(B)(g) above, to the Class M-7 certificates in clause (ii)(B)(h) above and to the Class M-8 certificates in clause (ii)(B)(i) above, and (y) the Class B-1 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

      (k) to the Class B-2 certificates, the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A certificates in clause (ii)(B)(a) above, to the Class M-1 certificates in clause (ii)(B)(b) above, to the Class M-2 certificates in clause (ii)(B)(c) above, to the Class M-3 certificates in clause (ii)(B)(d) above, to the Class M-4 certificates in clause (ii)(B)(e) above, to the Class M-5 certificates in clause (ii)(B)(f) above, to the Class M-6 certificates in clause (ii)(B)(g) above, to the Class M-7 certificates in clause (ii)(B)(h) above, to the Class M-8 certificates in clause (ii)(B)(i) above and to the Class B-1 certificates in clause (ii)(B)(j) above, and (y) the Class B-2 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero; and

      (l) to the Class B-3 certificates, the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A certificates in clause (ii)(B)(a) above, to the Class M-1 certificates in clause (ii)(B)(b) above, to the Class M-2 certificates in clause (ii)(B)(c) above, to the Class M-3 certificates in clause (ii)(B)(d) above, to the Class M-4 certificates in clause (ii)(B)(e) above, to the Class M-5 certificates in clause (ii)(B)(f) above, to the Class M-6 certificates in clause (ii)(B)(g) above, to the Class M-7 certificates in clause (ii)(B)(h) above, to the Class M-8 certificates in clause (ii)(B)(i) above, to the Class B-1 certificates in clause (ii)(B)(j) above and to the Class B-2 certificates in clause

   (ii)(B)(k) above and (y) the Class B-3 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero; and

   (iii) any amount remaining after the distributions in clauses (i) and (ii) above is required to be distributed in the following order of priority:

      (a) to the holders of the Class M-1 certificates, any Unpaid Interest Amount for that class;

      (b) to the holders of the Class M-2 certificates, any Unpaid Interest Amount for that class;

      (c) to the holders of the Class M-3 certificates, any Unpaid Interest Amount for that class;

      (d) to the holders of the Class M-4 certificates, any Unpaid Interest Amount for that class;

      (e) to the holders of the Class M-5 certificates, any Unpaid Interest Amount for that class;

      (f) to the holders of the Class M-6 certificates, any Unpaid Interest Amount for that class;

      (g) to the holders of the Class M-7 certificates, any Unpaid Interest Amount for that class;

      (h) to the holders of the Class M-8 certificates, any Unpaid Interest Amount for that class;

      (i) to the holders of the Class B-1 certificates, any Unpaid Interest Amount for that class;

      (j) to the holders of the Class B-2 certificates, any Unpaid Interest Amount for that class;

      (k) to the holders of the Class B-3 certificates, any Unpaid Interest Amount for that class;

      (l) to the Excess Reserve Fund Account, the amount of any Basis Risk Payment (without regard to Net Swap Receipts) for that Distribution Date;

      (m) from funds on deposit in the Excess Reserve Fund Account with respect to that Distribution Date, an amount equal to any Basis Risk Carry Forward Amount with respect to the LIBOR Certificates for that Distribution Date in the same order and priority in which Accrued Certificate Interest is allocated among those classes of certificates, with the allocation to the Class A certificates being pro rata based on their respective Basis Risk Carry Forward Amounts;

      (n) to the Supplemental Interest Trust, the amount of any Defaulted Swap Termination Payment owed to the Swap Provider;

      (o) to the Class X certificates, those amounts of interest and principal as set forth in the pooling and servicing agreement; and

      (p) to the holders of the Residual Certificates, any remaining amount as set forth in the pooling and servicing agreement.

   Notwithstanding the foregoing, if the Stepdown Date is the date on which the Class Certificate Balance of the Class A certificates is reduced to zero, any Principal Distribution Amount remaining after principal distributions to the Class A certificates pursuant to clause (ii)(A) above will be included as part of the distributions pursuant to clause (ii)(B) above.

   On each Distribution Date, the trustee is required to distribute to the holders of the Class P certificates all amounts representing Prepayment Premiums in respect of the mortgage loans received during the related Prepayment Period, as set forth in the pooling and servicing agreement.

   If on any Distribution Date, after giving effect to all distributions of principal as described above and allocations of payments from the Supplemental Interest Trust to pay principal as described under "--Supplemental Interest Trust" below, the aggregate Class Certificate Balance of the LIBOR Certificates exceeds the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date, the Class Certificate Balance of the applicable Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1, Class B-2 and Class B-3 certificates will be reduced, in inverse order of seniority (beginning with the Class B-3 certificates) by an amount equal to that excess, until that Class Certificate Balance is reduced to zero. That reduction of a Class Certificate Balance is referred to as an "Applied Realized Loss Amount." In the event Applied Realized Loss Amounts are allocated to any class of certificates, their Class Certificate Balance will be reduced by the amount so allocated, and no funds will be distributable with respect to the written down amounts or with respect to interest or Basis Risk Carry Forward Amounts on the written down amounts on that Distribution Date or any future Distribution Dates, even if funds are otherwise available for distribution. Notwithstanding the foregoing, if after an Applied Realized Loss Amount is allocated to reduce the Class Certificate Balance of any class of certificates, amounts are received with respect to any mortgage loan or related mortgaged property that had previously been liquidated or otherwise disposed of (any such amount being referred to as a "Subsequent Recovery"), the Class Certificate Balance of each class of certificates that was previously reduced by Applied Realized Loss Amounts will be increased, in order of seniority, by the amount of the Subsequent Recoveries (but not in excess of the Applied Realized Loss Amount allocated to the applicable class of certificates). Any Subsequent Recovery that is received during a Prepayment Period will be treated as Liquidation Proceeds and included as part of the Principal Remittance Amount for the related Distribution Date.

   On any Distribution Date, any shortfalls resulting from the application of the Servicemembers Civil Relief Act or other similar state statute and any prepayment interest shortfalls not covered by Compensating Interest (as further described in "The Pooling and Servicing Agreement--Prepayment Interest Shortfalls" in this prospectus supplement) will be allocated as a reduction to the Accrued Certificate Interest for the LIBOR Certificates on a pro rata basis based on the respective amounts of interest accrued on those certificates for that Distribution Date. The holders of those certificates will not be entitled to reimbursement for the allocation of any of those shortfalls described in the preceding sentence.

Allocation of Principal Payments to Class A Certificates

   All principal distributions to the holders of the Class A certificates on any Distribution Date will be allocated among the Class A-1 Certificate Group (i.e., the Class A-1 certificates) and the Class A-2 Certificate Group (i.e., the Class A-2A, Class A-2B, Class A-2C and Class A-2D certificates) based on the Class A Principal Allocation Percentage for the Class A-1 Certificate Group and Class A-2 Certificate Group, as applicable. However, if the Class Certificate Balances of the Class A certificates in any Class A Certificate Group is reduced to zero, then the remaining amount of principal distributions distributable to the Class A certificates in that Class A Certificate Group on that Distribution Date, and the amount of principal distributions distributable on all subsequent Distribution Dates, will be distributed to the other Class A Certificate Group remaining outstanding, until the Class Certificate Balances of the Class A certificates in that Class A Certificate Group have been reduced to zero. Payments of principal to the Class A-1 Certificate Group will be made first from payments relating to the group I mortgage loans, and payments of principal to the Class A-2 Certificate Group will be made first from payments relating to the group II mortgage loans.

   Principal distributions allocated to the Class A-1 Certificate Group are required to be distributed to the Class A-1 certificates, until their Class Certificate Balance has been reduced to zero.

   Principal distributions allocated to the Class A-2 Certificate Group are required to be distributed sequentially to the Class A-2A certificates, until their Class Certificate Balance has been reduced to zero, then to the Class A-2B certificates, until their Class Certificate Balance has been reduced to zero, then to the Class A-2C certificates, until their Class Certificate Balance has been reduced to zero and then to the Class A-2D certificates, until their Class Certificate Balance has been reduced to zero

   Notwithstanding the foregoing, from and after the Distribution Date on which the Class Certificate Balances of the Subordinated Certificates and the principal balance of the Class X certificates have been reduced to zero, any principal distributions allocated to the Class A certificates are required to be allocated pro rata to the Class A certificates based on their respective Class Certificate Balances.

Supplemental Interest Trust

   On any Distribution Date, Swap Termination Payments, Net Swap Payments owed to the Swap Provider and Net Swap Receipts for that Distribution Date will be deposited into a trust account (the "Supplemental Interest Trust") established by the trustee as part of the trust fund. Funds in the Supplemental Interest Trust will be distributed in the following order of priority:

            (A) to the Swap Provider, the sum of (x) all Net Swap Payments and
         (y) any Swap Termination Payment, other than a Defaulted Swap Termination Payment, to the Swap Provider, if any, owed for that Distribution Date;

            (B) to the certificateholders, to pay Accrued Certificate Interest and, if applicable, any Unpaid Interest Amounts as described in clause
         (i) in the sixth full paragraph of "--Distributions of Interest and Principal" above, to the extent unpaid from other Available Funds;

            (C) to the certificateholders, to pay principal as described in clause (ii)(A) and clause (ii)(B) in the sixth full paragraph of "--Distributions of Interest and Principal" above, but only to the extent necessary to maintain the Overcollateralized Amount at the Specified Overcollateralized Amount, after giving effect to payments and distributions from other Available Funds;

            (D) to the certificateholders, to pay Unpaid Interest Amounts and Basis Risk Carry Forward Amounts as described in clause (iii) in the sixth full paragraph of "--Distributions of Interest and Principal" above, to the extent unpaid from other Available Funds (including funds on deposit in the Excess Reserve Fund Account);

            (E) to the Swap Provider, any Defaulted Swap Termination Payment owed to the Swap Provider for that Distribution Date; and

            (F) to the holders of the Class X certificates, any remaining amounts.

   The Supplemental Interest Trust will not be an asset of any REMIC.

Calculation of One-Month LIBOR

   On each LIBOR Determination Date, the trustee will be required to determine One-Month LIBOR for the next Interest Accrual Period for the LIBOR Certificates.

Excess Reserve Fund Account

   The "Basis Risk Payment" for any Distribution Date will be the aggregate of the Basis Risk Carry Forward Amounts for that date. However, with respect to any Distribution Date, the payment cannot exceed the amount of Available Funds otherwise distributable on the Class X certificates or payable from the Supplemental Interest Trust.

   If, on any Distribution Date, the Pass-Through Rate for any class of LIBOR Certificates is based upon the Loan Group I Cap, the Loan Group II Cap or the WAC Cap, as applicable, the sum of (x) the excess of (i) the amount of interest that class of certificates would have been entitled to receive on that Distribution Date had the Pass-Through Rate not been subject to the Loan Group I Cap, the Loan Group II Cap or the WAC Cap, over (ii) the amount of interest that class of certificates received on that Distribution Date based on its capped Pass-Through Rate and (y) the unpaid portion of any such excess described in clause (x) from prior Distribution Dates (and related accrued interest at the then applicable

Pass-Through Rate on that class of certificates, without giving effect to those caps) is the "Basis Risk Carry Forward Amount" for those classes of certificates.

   Any Basis Risk Carry Forward Amount on any class of certificates will be paid on that Distribution Date or future Distribution Dates from and to the extent of funds available for distribution to that class of certificates in the Excess Reserve Fund Account and the Supplemental Interest Trust with respect to such Distribution Date (each as and to the extent described in this prospectus supplement). In the event any class of certificates is no longer outstanding, the applicable certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of certificates.

   In the event the Class Certificate Balance of any class of LIBOR Certificates is reduced because of Applied Realized Loss Amounts (and is not subsequently increased as a result of any Subsequent Recoveries), the applicable certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts on the written down amounts on that Distribution Date or any future Distribution Dates, even if funds are otherwise available for distribution except to the extent that the Class Certificate Balance is increased as a result of any Subsequent Recovery. The ratings on the LIBOR Certificates do not address the likelihood of the payment of any Basis Risk Carry Forward Amount.

   Pursuant to the pooling and servicing agreement, an account (the "Excess Reserve Fund Account") will be established by the trustee as part of the trust fund. The Excess Reserve Fund Account will not be an asset of any REMIC. Holders of each of the LIBOR Certificates will be entitled to receive payments from the Excess Reserve Fund Account pursuant to the pooling and servicing agreement in an amount equal to any Basis Risk Carry Forward Amount for that class of certificates. The Excess Reserve Fund Account is required to be funded from amounts that would otherwise be paid to the Class X certificates. Any distribution by the trustee from amounts in the Excess Reserve Fund Account is required to be made on the applicable Distribution Date. Any Basis Risk Carry Forward Amounts remaining after amounts in the Excess Reserve Fund Account are used are payable from the Supplemental Interest Trust in the priority specified in "--Supplemental Interest Trust" above.

Interest Rate Swap Agreement

   On the closing date, the trust will enter into an interest rate swap agreement with a counterparty that has a counterparty rating of "Aaa" from Moody's and a credit rating of "AA+" from S&P (or has a guarantor that has such ratings), as swap provider (the "Swap Provider"),. Under the interest rate swap agreement, with respect to the first 60 Distribution Dates, the trust will pay to the Swap Provider fixed payments at a rate of [4.81]% per annum, and the Swap Provider will pay to the trust, floating payments at a rate of one-month LIBOR (as determined pursuant to the interest rate swap agreement), in each case calculated on a notional amount equal to the lesser of a scheduled notional amount set forth on Annex II to this prospectus supplement and the outstanding principal balance of the LIBOR Certificates. To the extent that a fixed payment exceeds the floating payment payable with respect to any of the first 60 Distribution Dates, amounts otherwise available to certificateholders will be applied on such Distribution Date to make a net payment to the Swap Provider (each, a "Net Swap Payment"), and to the extent that the floating payment exceeds the fixed payment payable with respect to any of the first 60 Distribution Dates, the Swap Provider will owe a net payment to the trust on the business day preceding such Distribution Date (each, a "Net Swap Receipt").

   All payments due to the Swap Provider under the interest rate swap agreement shall be paid from Available Funds on each applicable Distribution Date in accordance with the priority of payments described under "--Distributions of Interest and Principal" above. Any Swap Termination Payment (as defined below) other than a Defaulted Swap Termination Payment (as defined below) due to the Swap Provider shall be paid on a senior basis on each applicable Distribution Date in accordance with the priority of payments and any Defaulted Swap Termination Payment owed by the trust to the Swap Provider shall be paid by the trust on a subordinated basis. However, to the extent any payments are received by the trust as a result of entering into replacement transaction(s) following a Downgrade Terminating Event (as defined below), the Swap Provider that is being replaced shall have first priority to those payments over certificateholders, the servicer and the trustee, and the trust shall pay to the Swap

Provider the lesser of (x) the amount so received and (y) any Swap Termination Payment owed to the Swap Provider (to the extent not already paid by the trust) that is being replaced immediately upon receipt. See "--Distributions of Interest and Principal" above.

   A "Swap Termination Payment" is a termination payment required to be made by either the trust or the Swap Provider pursuant to the interest rate swap agreement as a result of termination of the interest rate swap agreement.

   The interest rate swap agreement can be terminated upon an event of default under that agreement or an early termination event under that agreement. Events of Default under the interest rate swap agreement include, among other things, the following:

   o  failure to pay,

   o  bankruptcy and insolvency events, and

   o a merger by the Swap Provider without an assumption of its obligations under the interest rate swap agreement.

   Early termination events under the interest rate swap agreement include, among other things:

   o illegality (which generally relates to changes in law causing it to become unlawful for either party (or its guarantor, if applicable) to perform its obligations under the interest rate swap agreement or guaranty, as applicable),

   o a tax event (which generally relates to either party to the interest rate swap agreement receiving a payment under the interest rate swap agreement from which an amount has been deducted or withheld for or on account of taxes or paying an additional amount on account of an indemnifiable tax),

   o a tax event upon merger (which generally relates to either party receiving a payment under the interest rate swap agreement from which an amount has been deducted or withheld for or on account of taxes or paying an additional amount on account of an indemnifiable tax, in each case, resulting from a merger),

   o upon the irrevocable direction to dissolve or otherwise terminate the trust following which all assets of the trust will be liquidated and the proceeds of such liquidation will be distributed to certificateholders, and

   o  upon the exercise of the Optional Clean-up Call.

   "Defaulted Swap Termination Payment" means any termination payment required to be made by the trust to the Swap Provider pursuant to the interest rate swap agreement as a result of an event of default under the interest rate swap agreement with respect to which the Swap Provider is the defaulting party or a termination event under that agreement (other than illegality, a tax event or a tax event upon merger of the Swap Provider) with respect to which the Swap Provider is the sole affected party or with respect to a termination resulting from a Substitution Event (as described below).

   In addition to the termination events specified above, it shall be an additional termination event under the interest rate swap agreement (such event, a "Downgrade Terminating Event") if (x) either of the rating agencies downgrades the Swap Provider (or its guarantor) below the Required Swap Counterparty Rating (but the Swap Provider (or its guarantor) has a rating of at least "BBB-" or "A-3," if applicable, by S&P or either of the rating agencies withdraws its rating of the Swap Provider and (y) at least one of the following events has not occurred (except to the extent otherwise approved by the rating agencies):

         (i) within the time period specified in the interest rate swap agreement with respect to such downgrade, the Swap Provider shall transfer the interest rate swap agreement, in whole, but not in part, to a counterparty that satisfies the Required Swap Counterparty Rating, subject to the satisfaction of the Rating Agency Condition;

         (ii) within the time period specified in the interest rate swap agreement with respect to such downgrade, the Swap Provider shall collateralize its exposure to the trust pursuant to an ISDA Credit Support Annex, subject to the satisfaction of the Rating Agency Condition; provided that such ISDA Credit Support Annex shall be made a credit support document for the Swap Provider pursuant to an amendment to the interest rate swap agreement;

         (iii) within the time period specified in the interest rate swap agreement with respect to such downgrade, the obligations of such Swap Provider under the interest rate swap agreement shall be guaranteed by a person or entity that satisfies the Required Swap Counterparty Rating, subject to the satisfaction of the Rating Agency Condition; or

         (iv) within the time period specified in the interest rate swap agreement with respect to such downgrade, such Swap Provider shall take such other steps, if any, to enable the trust to satisfy the Rating Agency Condition.

   It shall also be an additional termination event under the interest rate swap agreement if the Swap Provider (or its guarantor) has a rating of less than "BBB-" or "A-3," if applicable, by S&P and within the time period specified in the interest rate swap agreement, such Swap Provider, while collateralizing its exposure to the trust, fails to transfer the interest rate swap agreement at its sole cost and expense, in whole, but not in part, to a counterparty that satisfies the Required Swap Counterparty Rating, subject to satisfaction of the Rating Agency Condition (a "Substitution Event").

   The Swap Provider may be an affiliate of the depositor, the sponsor and the underwriter which may create certain conflicts of interest.

   If the trust is unable to or, if applicable, chooses not to obtain a substitute interest rate swap agreement in the event that the interest rate swap agreement is terminated, interest distributable on the certificates will be paid from amounts received on the mortgage loans without the benefit of an interest rate swap agreement or a substitute interest rate swap agreement.

   On or after the closing date and so long as the Rating Agency Condition has been satisfied, (i) the trust may, with the consent of the Swap Provider, assign or transfer all or a portion of the interest rate swap agreement, (ii) the Swap Provider may, subject to certain limitations on assignment set forth in the interest rate swap agreement, assign its obligations under the interest rate swap agreement to any institution, (iii) the interest rate swap agreement may be amended and/or (iv) the interest rate swap agreement may be terminated or replaced.

   The interest rate swap agreement is scheduled to terminate by its terms following the Distribution Date in January 2011 and upon termination of the interest rate swap agreement no further amounts will be paid to the Swap Provider by the trust and no further amounts will be paid to the trust by the Swap Provider.

Overcollateralization Provisions

   The Total Monthly Excess Spread, if any, on any Distribution Date may be applied as an accelerated payment of principal of the LIBOR Certificates, to the limited extent described below. Any such application of Total Monthly Excess Spread to the payment of Extra Principal Distribution Amount to the class or classes of certificates then entitled to distributions of principal would have the effect of accelerating the amortization of those certificates relative to the amortization of the related mortgage loans. The portion, if any, of the Available Funds not required to be distributed to holders of the LIBOR Certificates or paid to the Supplemental Interest Trust as described above on any Distribution Date will be paid to the holders of the Class X certificates and will not be available on any future Distribution Date to cover Extra Principal Distribution Amounts, Unpaid Interest Amounts or Basis Risk Carry Forward Amounts.

   With respect to any Distribution Date, the excess, if any, of (a) the aggregate Stated Principal Balances of the mortgage loans for that Distribution Date over (b) the aggregate Class Certificate Balance of the LIBOR Certificates and the Residual Certificates as of that date (after taking into account the distribution of the Principal Remittance Amount on those certificates on that Distribution Date) is the "Overcollateralized Amount" as of that Distribution Date. The pooling and servicing agreement will require that the Total Monthly Excess Spread be applied as an accelerated payment of principal on the certificates then entitled to receive distributions of principal to the extent that the Specified Overcollateralized Amount exceeds the Overcollateralized Amount as of that Distribution Date (the excess is referred to as an "Overcollateralization Deficiency"). Any amount of Total Monthly Excess Spread actually applied as an accelerated payment of principal is an "Extra Principal Distribution Amount." The required level of the Overcollateralized Amount with respect to a Distribution Date is the "Specified Overcollateralized Amount" and is set forth in the definition of Specified Overcollateralized Amount in the "Glossary of Terms" in this prospectus supplement. As described above, the Specified Overcollateralized Amount may, over time, decrease, subject to certain floors and triggers. If a Trigger Event occurs, the Specified Overcollateralized Amount may not "step down." Total Monthly Excess Spread will then be applied to the payment in reduction of principal of the class or classes of certificates then entitled to distributions of principal during the period that a Trigger Event is in effect, to the extent necessary to maintain the Overcollateralized Amount at the Specified Overcollateralized Amount.

   In the event that a Specified Overcollateralized Amount is permitted to decrease or "step down" on a Distribution Date in the future, or in the event that an Excess Overcollateralized Amount otherwise exists, the pooling and servicing agreement provides that some or all of the principal which would otherwise be distributed to the holders of the LIBOR Certificates on that Distribution Date will be distributed to the holders of the Class X certificates on that Distribution Date (to the extent not required to pay Unpaid Interest Amounts or Basis Risk Carry Forward Amounts to the LIBOR Certificates) until the Excess Overcollateralized Amount is reduced to zero. This has the effect of decelerating the amortization of the LIBOR Certificates relative to the amortization of the mortgage loans, and of reducing the related Overcollateralized Amount. With respect to any Distribution Date, the excess, if any, of (a) the Overcollateralized Amount on that Distribution Date over (b) the Specified Overcollateralized Amount is the "Excess Overcollateralized Amount" with respect to that Distribution Date. If, on any Distribution Date, the Excess Overcollateralized Amount is, or, after taking into account all other distributions to be made on that Distribution Date, would be, greater than zero (i.e., the related Overcollateralized Amount is or would be greater than the related Specified Overcollateralized Amount), then any amounts relating to principal which would otherwise be distributed to the holders of the LIBOR Certificates on that Distribution Date will instead be distributed to the holders of the Class X certificates (to the extent not required to pay Unpaid Interest Amounts or Basis Risk Carry Forward Amounts to the LIBOR Certificates or a Defaulted Swap Termination Payment to the swap provider) in an amount equal to the lesser of (x) the Excess Overcollateralized Amount and (y) the Net Monthly Excess Cash Flow (referred to as the "Overcollateralization Reduction Amount" for that Distribution Date). The "Net Monthly Excess Cash Flow" is the amount of Available Funds remaining on a Distribution Date after the amount necessary to make all payments of interest and principal to the LIBOR Certificates and all amounts required to be paid to the Swap Provider on that Distribution Date (other than Defaulted Swap Termination Payments).

Restrictions on Transfer of the Residual Certificates

   The REMIC provisions of the Code impose certain taxes on (i) transferors of residual interests to, or agents that acquire residual interests on behalf of, disqualified organizations and (ii) certain pass-through entities that have disqualified organizations as beneficial owners. No tax will be imposed on a pass-through entity (other than an "electing large partnership") with regard to the Residual Certificates to the extent it has received an affidavit from each owner of a Residual Certificate indicating that the owner is not a disqualified organization or a nominee for a disqualified organization. The pooling and servicing agreement will provide that no legal or beneficial interest in a Residual Certificate may be transferred to or registered in the name of any person unless (i) the proposed purchaser provides to the transferor and the trustee an affidavit, substantially in the form set forth in the pooling and servicing agreement, to the effect that, among other items, such transferee is not a disqualified organization and is not purchasing such Residual Certificate as an agent (i.e., as a broker, nominee, or other middleman for such purpose) for a disqualified organization and is otherwise making such purchase pursuant to a permitted transfer and (ii) the transferor states in a writing to the trustee that it has no actual knowledge that such affidavit is false. Further the affidavit requires the transferee to affirm that it (i) historically has paid its debts as they have come due and intends to do so in the future, (ii) understands that it may incur tax liabilities with respect to such Residual Certificate in excess of cash flows generated thereby, (iii) intends to pay taxes associated with holding such Residual Certificate as such taxes become due, (iv) will not cause the income attributable to such Residual Certificate to be attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of the transferee or any other U.S. person and (v) will not transfer such Residual Certificate to any person or entity that does not provide a similar affidavit. The transferor must also certify in a writing to the trustee in the form set forth in the pooling and servicing agreement that it had no knowledge or reason to know that the affirmations made by the transferee pursuant to the preceding clauses (i), (iii) and (iv) were false.

   In addition, Treasury regulations require either that (i) the transferor of a Residual Certificate pay the transferee a specified minimum formula amount designed to compensate the transferee for assuming the related tax liability or
(ii) the transfer be to an eligible corporation that agrees to make any further qualifying transfers in order to meet the safe harbor against the possible disregard of such transfer. Because these rules are not mandatory but would provide safe harbor protection, the pooling and servicing agreement will not require that they be met as a condition to transfer of the Residual Certificates. Holders of the Residual Certificates are advised to consult their tax advisors as to whether and how to qualify for protection of the safe harbor for transfers and whether or in what amount any payment should be made upon transfer of the Residual Certificate. See "Federal Income Tax Consequences--Tax Treatment of REMIC Regular Interests and Other Debt Instruments," and "-Tax Treatment of REMIC Residual Interests--Non-Recognition of Certain Transfers for Federal Income Tax Purposes" in the prospectus.

   Finally, the Residual Certificates may not be purchased by or transferred to any person that is not a "U.S. Person" unless (i) such person holds such Residual Certificates in connection with the conduct of trade or business within the United States and furnishes the transferor and the trustee with an effective Internal Revenue Service Form W-8ECI or (ii) the transferee delivers to both the transferor and the trustee an opinion of a nationally recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated under the Code and that such transfer of the Residual Certificates will not be disregarded for federal income tax purposes. The term "U.S. Person" means a citizen or resident of the United States, a corporation or partnership created or organized in or under the laws of the United States, any State or the District of Columbia (unless, in the case of a partnership, Treasury regulations are adopted that provide otherwise), including an entity treated as a corporation or partnership for federal income tax purposes, an estate whose income is subject to U.S. federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury regulations, a trust in existence on August 20, 1996 which is eligible to elect to be treated as a U.S. Person and so elects).

   The pooling and servicing agreement provides that any attempted or purported transfer of Residual Certificates in violation of those transfer restrictions will be null and void ab initio and will vest no rights in any purported transferee and will not relieve the transferor of any obligations with respect to the Residual Certificates. Any transferor or agent to whom information is provided as to any applicable tax imposed on such transferor or agent may be required to bear the cost of computing or providing such information.

   The Residual Certificates may not be purchased by or transferred to any person which is a Plan or any plan or arrangement subject to Similar Law. See "ERISA Considerations" in this prospectus supplement and in the prospectus.

   The Residual Certificates will contain a legend describing the foregoing restrictions.

Reports to Certificateholders

   On each Distribution Date the trustee will make available to each holder of an Offered Certificate a distribution report, based on information provided to the trustee by the servicer and the swap provider, containing the following:

   o the amount of the distribution allocable to principal, separately identifying the aggregate amount of any principal prepayments and Liquidation Proceeds included in that distribution;

   o the amount of the distribution allocable to interest, any Unpaid Interest Amounts included in such distribution and any remaining Unpaid Interest Amounts after giving effect to such distribution, any Basis Risk Carry Forward Amount for such Distribution Date and the amount of all Basis Risk Carry Forward Amounts covered by withdrawals from the Excess Reserve Fund Account on such Distribution Date;

   o if the distribution to the holders of such class of certificates is less than the full amount that would be distributable to such holders if there were sufficient funds available for such distribution, the amount of the shortfall and the allocation of the shortfall as between principal and interest, including any Basis Risk Carry Forward Amount not covered by amounts in the Excess Reserve Fund Account;

   o the Class Certificate Balance of each class of certificates after giving effect to the distribution of principal on such Distribution Date;

   o the aggregate Stated Principal Balance of the mortgage loans for the following Distribution Date;

   o the amount of the expenses and fees paid to or retained by the servicer and paid to or retained by the trustee with respect to such Distribution Date, in each case, identifying the general purpose of such fees;

   o the Pass-Through Rate for each such class of certificates with respect to such Distribution Date;

   o the amount of advances included in the distribution on such Distribution Date and the aggregate amount of advances reported by the servicer, if provided by the servicer (and the trustee as successor servicer and any other successor servicer, if applicable) as outstanding as of the close of business on the Determination Date immediately preceding such Distribution Date;

   o  the number and aggregate outstanding principal balances of mortgage loans
      (1) as to which the scheduled payment is Delinquent 31 to 60 days, 61 to 90 days and 91 or more days, (2) that have become REO property, (3) that are in foreclosure and (4) that are in bankruptcy, in each case as of the close of business on the last business day of the immediately preceding month;

   o for each of the preceding 12 calendar months, or all calendar months since the related cut-off date, whichever is less, the aggregate dollar amount of the scheduled payments (A) due on all outstanding mortgage loans on each of the Due Dates in each such month and (B) delinquent 60 days or more on each of the Due Dates in each such month;

   o with respect to all mortgage loans that became REO properties during the preceding calendar month, the aggregate number of such mortgage loans and the aggregate Stated Principal Balance of such mortgage loans as of the close of business on the last Business Day of the immediately preceding month;

   o the total number and principal balance of any REO properties (and market value, if available) as of the close of business on the last Business Day of the immediately preceding month;

   o whether a Trigger Event has occurred and is continuing (including the calculation demonstrating the existence of the Trigger Event and the aggregate outstanding balance of all mortgage loans 60 or more days delinquent);

   o the amount on deposit in the Excess Reserve Fund Account (after giving effect to distributions on such Distribution Date);

   o in the aggregate and for each class of certificates, the aggregate amount of Applied Realized Loss Amounts incurred during the preceding calendar month and aggregate Applied Realized Loss Amounts through such Distribution Date;

   o the amount of any Net Monthly Excess Cash Flow on such Distribution Date and the allocation of it to the certificateholders with respect to Unpaid Interest Amounts;

   o  the Overcollateralized Amount and Specified Overcollateralized Amount;

   o  Prepayment Premiums collected by the servicer;

   o the percentage equal to the aggregate realized losses divided by the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date;

   o  the amount distributed on the Class X certificates;

   o  the amount of any Subsequent Recoveries for such Distribution Date;

   o  the Record Date for such Distribution Date; and

   o updated mortgage loan information, such as weighted average interest rate, and weighted average remaining term.

   The trustee will provide the monthly distribution report via the trustee's internet website. The trustee's website will initially be located at https://www.tss.db.com/invr and assistance in using the website can be obtained by calling the trustee's investor relations desk at 1-800-735-7777. Parties that are unable to use the website are entitled to have a paper copy mailed to them via first class mail by calling the investor relations desk and requesting a copy. As a condition to access the trustee's internet website, the trustee may require registration and the acceptance of a disclaimer. The trustee will have the right to change the way the monthly statements to certificateholders are distributed in order to make such distribution more convenient and/or more accessible to the above parties and the trustee will provide timely and adequate notification to all above parties regarding any such changes. The trustee will not be liable for the dissemination of information in accordance with the pooling and servicing agreement.

   The trustee will also be entitled to rely on, but will not be responsible for, the content or accuracy of any information provided by third parties for purposes of preparing the monthly distribution report and may affix to that report any disclaimer it deems appropriate in its reasonable discretion (without suggesting liability on the part of any other party to the pooling and servicing agreement).

Yield on the Residual Certificates

   The after tax rate of return to the holders of the Residual Certificates will reflect their pre-tax rates of return (which may be zero), reduced by the taxes required to be paid with respect to such certificates. If you hold a Residual Certificate, you may have tax liabilities during the early years of the related REMIC's term that substantially exceed any distributions payable on your Residual Certificate during any such period. In addition, the present value of the tax liabilities with respect to your Residual Certificate may substantially exceed the present value of any distributions on your Residual Certificate and of any tax benefits that may arise with respect to it. Accordingly, the after tax rate of return on the Residual Certificates may be negative or may be otherwise significantly adversely affected. The timing and amount of taxable income attributable to the Residual Certificates will depend on, among other things, the timing and amounts of prepayments and losses experienced with respect to the mortgage loans. If you own a Residual Certificate, you should consult your tax advisors regarding the effect of taxes and the receipt of any payments made in connection with the purchase of the Residual Certificate on your after tax rate of return. See "Federal Income Tax Consequences" in this prospectus supplement and in the prospectus.

                       THE POOLING AND SERVICING AGREEMENT

General

   Litton Loan Servicing LP will act as the servicer of the mortgage loans under the pooling and servicing agreement. See "The Servicer" in this prospectus supplement. In servicing the mortgage loans, the servicer will be required to use the same care as it customarily employs in servicing and administering similar mortgage loans for its own account, in accordance with customary and standard mortgage servicing practices of mortgage lenders and loan servicers administering similar mortgage loans and in accordance with the terms of the pooling and servicing agreement. The methodology the servicer will employ for determining delinquencies is as described in the definition of "Delinquent" in this prospectus supplement.

Subservicers

   The servicer may enter into subservicing agreements with subservicers for the servicing and administration of the mortgage loans. However, as set forth in the pooling and servicing agreement, no subservicing agreement will generally take effect until 30 days after written notice is received by both the trustee and the depositor. The terms of any subservicing agreement may not be inconsistent with any of the provisions of the pooling and servicing agreement. Any subservicing agreement will include the provision that such agreement may be immediately terminated by the depositor or the trustee without fee, in accordance with the terms of the pooling and servicing agreement, in the event that the servicer, for any reason, is no longer a servicer (including termination due to a servicer event of default).

   The servicer will remain obligated and primarily liable to the trustee for the servicing and administering of the mortgage loans in accordance with the provisions of the pooling and servicing agreement without diminution of such obligation or liability by virtue of the subservicing agreements or arrangements or by virtue of indemnification from the subservicer and to the same extent and under the same terms and conditions as if the servicer alone were servicing and administering the mortgage loans. The servicer will be solely liable for all fees owed by it to any subservicer, regardless of whether the servicer's compensation is sufficient to pay the subservicer fees.

Servicing, Trustee and Custodial Fees and Other Compensation and Payment of Expenses

   As compensation for its activities as servicer under the pooling and servicing agreement, the servicer is entitled with respect to each mortgage loan serviced by it to the servicing fee, which will be retained by the servicer or payable monthly from amounts on deposit in the collection account. The servicing fee is required to be an amount equal to one-twelfth of the servicing fee rate for the applicable mortgage loan on the Stated Principal Balance of such mortgage loan. See "Description of the Certificates--Administration Fees" in this prospectus supplement. In addition, the servicer is entitled to receive, as additional servicing compensation, to the extent permitted by applicable law and the related mortgage notes, any late payment charges, modification fees, assumption fees or similar items (other than Prepayment Premiums). The servicer is also entitled to withdraw from the collection account or any related escrow account any net interest or other income earned on deposits in the collection account or escrow account, as the case may be. The servicer is required to pay all expenses incurred by it in connection with its servicing activities under the pooling and servicing agreement and is not entitled to reimbursement for such expenses, except as specifically provided in the pooling and servicing agreement.

   As compensation for its activities as trustee under the pooling and servicing agreement, the trustee will be entitled with respect to each mortgage loan to the trustee fee, which will be remitted to the trustee monthly by the servicer from amounts on deposit in the collection account. The trustee fee will be an amount equal to one-twelfth of the trustee fee rate for each mortgage loan on the Stated Principal Balance of such mortgage loan. See "Description of the Certificates--Administration Fees" in this prospectus supplement. In addition to the trustee fee, the trustee will be entitled to of any net interest or other income earned on deposits in the distribution account.

   As compensation for its activities as a custodian under the pooling and servicing agreement, each custodian will be entitled with respect to each mortgage loan for which it acts as custodian of the related mortgage loan files to the applicable custodial fee, which will be remitted to each custodian monthly by the trustee from amounts on deposit in the distribution account. Each custodial fee will be an amount equal to one-twelfth of the applicable custodial fee rate for each applicable mortgage loan on the Stated Principal Balance of such mortgage loan. See "Description of the Certificates--Administration Fees" in this prospectus supplement.

P&I Advances and Servicing Advances

   The servicer is required to make P&I Advances on each Servicer Remittance Date with respect to each mortgage loan it services, subject to the servicer's determination in its good faith business judgment that such advance would be recoverable. Such P&I Advances by the servicer are reimbursable to the servicer subject to certain conditions and restrictions, and are intended to provide sufficient funds for the payment of interest to the holders of the certificates. Notwithstanding the servicer's determination in its good faith business judgment that a P&I Advance was recoverable when made, if a P&I Advance becomes a nonrecoverable advance, the servicer will be entitled to reimbursement for that advance from any amounts in the collection account. The servicer will not be obligated to make any advances of balloon payments, principal on any second lien mortgage loan or principal with respect to any REO property. See "Description of the Certificates--Payments on the Mortgage Loans" in this prospectus supplement.

   The servicer is required to advance amounts with respect to the mortgage loans serviced by it, subject to the servicer's determination that such advance would be recoverable, constituting reasonable "out of pocket" costs and expenses relating to:

   o the preservation, restoration, inspection and protection of the mortgaged property,

   o  enforcement or judicial proceedings, including foreclosures, and

   o certain other customary amounts described in the pooling and servicing agreement.

   These servicing advances by the servicer are reimbursable to the servicer subject to certain conditions and restrictions. In the event that, notwithstanding the servicer's good faith determination at the time the servicing advance was made that it would be recoverable, the servicing advance becomes a nonrecoverable advance, the servicer will be entitled to reimbursement for that advance from any amounts in the collection account.

   The servicer may recover P&I Advances and servicing advances to the extent permitted by the pooling and servicing agreement. This reimbursement may come from mortgage loan payments that are not required to be remitted in the month of receipt on the Servicer Remittance Date, or, if not recovered from such collections or from the mortgagor on whose behalf such servicing advance or P&I Advance was made, from late collections on the related mortgage loan, including Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and such other amounts as may be collected by the servicer from the mortgagor or otherwise relating to the mortgage loan. In the event a P&I Advance or a servicing advance becomes a nonrecoverable advance, the servicer may be reimbursed for such advance from any amounts in the collection account. The servicer may also reimburse itself from any amounts in the collection account for any prior P&I Advances and servicing advances which have not otherwise been reimbursed at the time a mortgage loan is modified.

   In addition, the servicer may withdraw from the collection account funds that were not included in Available Funds for the preceding Distribution Date to reimburse itself for P&I Advances and servicing advances previously made. However, any funds so applied will be replaced by the servicer by deposit in the collection account no later than one business day prior to the Distribution Date on which such funds are required to be distributed.

   The servicer will not be required to make any P&I Advance or servicing advance which it determines would be a nonrecoverable P&I Advance or nonrecoverable servicing advance. A P&I Advance or servicing advance is "nonrecoverable" if in the good faith business judgment of the servicer (as stated in an officer's certificate of the servicer delivered to the trustee), such P&I Advance or servicing advance would not ultimately be recoverable.

Pledge and Assignment of Servicer's Rights

   On the closing date, the servicer may pledge and assign some or all of its right, title and interest in, to and under the pooling and servicing agreement to one or more lenders (each, a "Servicing Rights Pledgee") selected by the servicer, including JPMorgan Chase Bank, National Association, as the representative of certain lenders. In the event that a servicer event of default occurs, the trustee and the depositor will agree in the pooling and servicing agreement to the appointment of a Servicing Rights Pledgee or its designee as the successor servicer, provided that, at the time of such appointment, the Servicing Rights Pledgee or such designee meets the requirements of a successor servicer described in the pooling and servicing agreement (including being acceptable to the rating agencies rating the Offered Certificates) and that the Servicing Rights Pledgee or its designee agrees to be subject to the terms of the pooling and servicing agreement. Under no circumstances will JPMorgan Chase Bank, National Association be required to act as a backup servicer.

Prepayment Interest Shortfalls

   In the event of any voluntary principal prepayments in full on any mortgage loans during any Prepayment Period (excluding any payments made upon liquidation of any mortgage loan and voluntary principal prepayments in part), the servicer will be obligated to pay, by no later than the Servicer Remittance Date for the related Distribution Date, compensating interest, without any right of reimbursement, for those shortfalls in interest collections resulting from such voluntary prepayments in full. The amount of compensating interest payable by the servicer ("Compensating Interest") will be equal to the difference between the interest paid by the applicable mortgagors for that Prepayment Period in connection with the prepayments in full and thirty days' interest on the related mortgage loans, but only to the extent of one-half of the servicing fee for the related Distribution Date.

Servicer Reports

   On a date preceding the applicable Distribution Date, the servicer is required to deliver to the trustee and the depositor a servicer remittance report setting forth the information as required by the pooling and servicing agreement to enable the trustee to make the distributions set forth under "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement and containing the information to be included in the distribution report for that Distribution Date delivered by the trustee. The servicer is required to deliver to the depositor, the trustee and the rating agencies by not later than March 15th of each year, starting in 2007, an officer's certificate stating that:

   o a review of the activities of the servicer during the preceding calendar year and of performance under the pooling and servicing agreement has been made under such officer's supervision; and

   o to the best of such officer's knowledge, based on such review, the servicer has fulfilled in all material respects all of its obligations under the pooling and servicing agreement for such year, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each failure known to such officer and the nature and status of such failure, including the steps being taken by the servicer to remedy such failure.

   In addition, on or prior to March 15th of each year, starting in 2007, the servicer and the trustee will be required to deliver to the depositor an assessment of compliance with servicing criteria that contains the following:

   o a statement of the party's responsibility for assessing compliance with the servicing criteria applicable to it;

   o a statement that the party used the criteria in Item 1122(d) of Regulation AB (17 CFR 229.1122) to assess compliance with the applicable servicing criteria;

   o the party's assessment of compliance with the applicable servicing criteria during and as of the end of the prior calendar year, setting forth any material instance of noncompliance identified by the party; and

   o a statement that a registered public accounting firm has issued an attestation report on the party's assessment of compliance with the applicable servicing criteria during and as of the end of the prior calendar year.

   Each party that is required to deliver an assessment of compliance will also be required to simultaneously deliver an attestation report of a registered public accounting firm, prepared in accordance with the standards for attestation engagements issued or adopted by the Public Company Accounting Oversight Board, that expresses an opinion, or states that an opinion cannot be expressed, concerning the party's assessment of compliance with the applicable servicing criteria. You may obtain copies of these statements and reports without charge upon written request to the trustee at the address provided in this prospectus supplement.

Collection and Other Servicing Procedures

   The servicer will be responsible for making reasonable efforts to collect all payments called for under the mortgage loans and will, consistent with the pooling and servicing agreement, follow such collection procedures as it follows with respect to loans held for its own account which are comparable to the mortgage loans. Consistent with the above, the servicer may (i) waive any late payment charge or, if applicable, any penalty interest or (ii) extend the due dates for the monthly payments for a period of not more than 180 days, subject to the provisions of the pooling and servicing agreement.

   The servicer will be required to act with respect to mortgage loans in default, or as to which default is reasonably foreseeable, in accordance with procedures set forth in the pooling and servicing agreement. These procedures among other things, may result in (i) foreclosing on the mortgage loan, (ii) accepting the deed to the related mortgaged property in lieu of foreclosure,
(iii) granting the borrower under the mortgage loan a modification or forbearance, which may consist of waiving, modifying or varying any term of such mortgage loan (including modifications that would change the mortgage interest rate, forgive the payment of principal or interest, or extend the final maturity date of such mortgage loan) or (iv) accepting payment from the borrower of an amount less than the principal balance of the mortgage loan in final satisfaction of the mortgage loan. In addition, the final maturity date of any mortgage loan may not be extended beyond the last scheduled Distribution Date for the LIBOR Certificates.

   The servicer will be required to accurately and fully report its borrower payment histories to all three national credit repositories in a timely manner with respect to each mortgage loan.

   If a mortgaged property has been or is about to be conveyed by the mortgagor, the servicer will be obligated to accelerate the maturity of the mortgage loan, unless the servicer, in its sole business judgment, believes it is unable to enforce that mortgage loan's "due-on-sale" clause under applicable law or that such enforcement is not in the best interest of the trust fund. If it reasonably believes it may be restricted for any reason from enforcing such a "due-on-sale" clause or that such enforcement is not in the best interest of the trust fund, the servicer may enter into an assumption and modification agreement with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the mortgage note.

   Any fee collected by the servicer for entering into an assumption or modification agreement will be retained by the servicer as additional servicing compensation. In connection with any such assumption or modification, none of the outstanding principal amount, the interest rate borne by the mortgage note relating to each mortgage loan nor the final maturity date for such mortgage loan may be changed, unless the mortgagor is in default with respect to the mortgage loan or such default is, in the judgment of the servicer, reasonably foreseeable. For a description of circumstances in which the servicer may be unable to enforce "due-on-sale" clauses, see "Legal Aspects of the Mortgage Loans--Due On Sale Clauses" in the prospectus.

Hazard Insurance

   The servicer is required to cause to be maintained for each mortgaged property a hazard insurance policy which contains a standard mortgagee's clause with coverage in an amount equal to the lesser of (i) the amount necessary to fully compensate for any damage or loss to the improvements that are a part of such property on a replacement cost basis and (ii) the principal balance of the mortgage loan, but in each case in an amount not less than such amount as is necessary to prevent the mortgagor and/or the mortgagee from becoming a co-insurer or (iii) the amount required under applicable HUD/FHA regulations. As set forth above, all amounts collected by the servicer under any hazard policy, except for amounts to be applied to the restoration or repair of the mortgaged property or released to the borrower in accordance with the servicer's normal servicing procedures, to the extent they constitute net Liquidation Proceeds, Condemnation Proceeds or Insurance Proceeds, will ultimately be deposited in the collection account. The ability of the servicer to assure that hazard insurance proceeds are appropriately applied may be dependent on its being named as an additional insured under any hazard insurance policy, or upon the extent to which information in this regard is furnished to the servicer by a borrower. The pooling and servicing agreement provides that the servicer may satisfy its obligation to cause hazard policies to be maintained by maintaining a blanket policy in accordance with the pooling and servicing agreement, insuring against losses on the mortgage loans. If such blanket policy contains a deductible clause, the servicer is obligated to deposit in the collection account the sums which would have been deposited in the collection account but for such clause.

   In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements on the property by fire, lightning, explosion, smoke, windstorm and hail, and riot, strike and civil commotion, subject to the conditions and exclusions specified in each policy. Although the policies relating to the mortgage loans will be underwritten by different insurers under different state laws in accordance with different applicable state forms and therefore will not contain identical terms and conditions, the terms of the policies are dictated by respective state laws, and most such policies typically do not cover any physical damage resulting from the following: war, revolution, governmental actions, floods and other weather related causes, earth movement, including earthquakes, landslides and mudflows, nuclear reactions, wet or dry rot, vermin, rodents, insects or domestic animals, theft and, in certain cases, vandalism. The foregoing list is merely indicative of certain kinds of uninsured risks and is not intended to be all inclusive.

   The hazard insurance policies covering the mortgaged properties typically contain a co-insurance clause which in effect requires the insured at all times to carry insurance of a specified percentage, generally 80% to 90%, of the full replacement value of the improvements on the property in order to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, such clause generally provides that the insurer's liability in the event of partial loss does not exceed the greater of (x) the replacement cost of the improvements less physical depreciation or (y) such proportion of the loss as the amount of insurance carried bears to the specified percentage of the full replacement cost of such improvements.

   Since residential properties, generally, have historically appreciated in value over time, if the amount of hazard insurance maintained on the improvements securing the mortgage loans were to decline as the principal balances owing on the improvements decreased, hazard insurance proceeds could be insufficient to restore fully the damaged property in the event of a partial loss.

Realization Upon Defaulted Mortgage Loans

   The servicer will be required to foreclose upon, or otherwise comparably convert to ownership, mortgaged properties securing such of the mortgage loans as come into default when, in the opinion of the servicer, no satisfactory arrangements can be made for the collection of delinquent payments. In connection with such foreclosure or other conversion, the servicer will follow such practices as it deems necessary or advisable and as are in keeping with the servicer's general loan servicing activities and the pooling and servicing agreement. However, the servicer will not expend its own funds in connection with foreclosure or other conversion, correction of a default on a senior mortgage or restoration of any property unless the servicer believes such foreclosure, correction or restoration will increase net Liquidation Proceeds and that such expenses will be recoverable by the servicer.

   With respect to second lien mortgage loans, the servicer may write off the entire outstanding principal balance of the mortgage loan in circumstances where the servicer determines it would be uneconomical to foreclose on the related mortgaged property.

Optional Repurchase of Delinquent Mortgage Loans

   The depositor and the servicer have the option, but are not obligated, to purchase from the trust any mortgage loan that is 90 days or more Delinquent subject to certain terms and conditions set forth in the pooling and servicing agreement. During the first 10 days after a mortgage loan becomes 90 days or more Delinquent, the depositor will have the exclusive option to purchase the Delinquent mortgage loan. The purchase price will be 100% of the unpaid principal balance of the mortgage loan, plus all related accrued and unpaid interest, and the amount of any unreimbursed servicing advances made by the servicer related to the mortgage loan. In addition, the servicer may write off any second lien mortgage loan that is Delinquent by 180 days or more.

Removal and Resignation of the Servicer

   The trustee may, and the trustee is required to at the direction of the majority of voting rights in the certificates, remove the servicer upon the occurrence and continuation beyond the applicable cure period of any event described in clauses (a) through (g) below. Each of the following constitutes a "servicer event of default":

      (a) any failure by the servicer to remit to the trustee any payment required to be made by the servicer under the terms of the pooling and servicing agreement, which continues unremedied for one business day after the date upon which written notice of such failure, requiring the same to be remedied, is given to the servicer by the depositor or trustee or to the servicer, the depositor and the trustee by the holders of certificates entitled to at least 25% of the voting rights in the certificates; or

      (b) any failure on the part of the servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the servicer contained in the pooling and servicing agreement, or the breach of any representation and warranty set forth in the pooling and servicing agreement to be true and correct, which continues unremedied for a period of thirty days after the earlier of (i) the date on which written notice of such failure or breach, as applicable, requiring the same to be remedied, is given to the servicer by the depositor or trustee, or to the servicer, the depositor and the trustee by any holders of certificates entitled to at least 25% of the voting rights in the certificates, and (ii) actual knowledge of such failure by a servicing officer of the servicer; provided, however, that in the case of a failure or breach that cannot be cured within 30 days after notice or actual knowledge by the servicer, the cure period may be extended for an additional 30 days upon delivery by the servicer to the trustee of a certificate to the effect that the servicer believes in good faith that the failure or breach can be cured within such additional time period and the servicer is diligently pursuing remedial action; or

      (c) a decree or order of a court or agency or supervisory authority having jurisdiction in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, is entered against the servicer and such decree or order remains in force, undischarged or unstayed for a period of sixty days; or

      (d) the servicer consents to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the servicer or of or relating to all or substantially all of the servicer's property; or

      (e) the servicer admits in writing its inability generally to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, makes an assignment for the benefit of its creditors, or voluntarily suspends payment of its obligations; or

      (f) the failure by the servicer to make any P&I Advance on any Servicer Remittance Date which continues unremedied for one business day after that Servicer Remittance Date; or

      (g) certain servicing performance criteria as set forth in the pooling and servicing agreement are not satisfied as of any Distribution Date.

   Except to permit subservicers as provided under the pooling and servicing agreement to act as subservicers and subject to the rights of the Servicing Rights Pledgee, the servicer may not assign its obligations under the pooling and servicing agreement nor resign from the obligations and duties imposed on it by the pooling and servicing agreement except by mutual consent of the servicer, the depositor and the trustee or upon the determination that the servicer's duties under the pooling and servicing agreement are no longer permissible under applicable law and such incapacity cannot be cured by the servicer without the incurrence of unreasonable expense. No such resignation will become effective until a successor has assumed the servicer's responsibilities and obligations in accordance with the pooling and servicing agreement.

   Pursuant to the terms of the pooling and servicing agreement, upon removal or resignation of the servicer, subject to the rights of the Servicing Rights Pledgee, the trustee will become the successor servicer or will appoint a successor servicer. The trustee, as successor servicer, will be obligated to make P&I Advances and servicing advances and certain other advances unless it determines reasonably and in good faith that such advances would not be recoverable. The trustee, as successor servicer, will be obligated to assume the other responsibilities, duties and liabilities of the predecessor servicer as soon as practicable, but in no event later than 90 days after the trustee has notified the predecessor servicer that it is being terminated. If, however, the trustee is unwilling or unable to act as successor servicer, or the holders of the certificates entitled to a majority of the voting rights in the certificates so request, the trustee is required to appoint, or petition a court of competent jurisdiction to appoint, in accordance with the provisions of the pooling and servicing agreement, any established mortgage loan servicing institution acceptable to the rating agencies and having a net worth of not less than $30,000,000 as the successor servicer in the assumption of all or any part of the responsibilities, duties or liabilities of the predecessor servicer.

   Any successor to the servicer will be required to give notice to the borrowers of such change of servicer, in accordance with applicable federal and state law, and will be required, during the term of its service as the servicer, to maintain in force the insurance policy or policies that the servicer is required to maintain.

   The trustee and any other successor servicer in such capacity is entitled to the same reimbursement for advances and no more than the same servicing compensation (including income earned on the collection account) as the servicer or such greater compensation if consented to by the rating agencies rating the Offered Certificates and a majority of the certificateholders. See "--Servicing, Trustee and Custodial Fees and Other Compensation and Payment of Expenses" above.

   The terminated servicer, subject to certain provisions in the pooling and servicing agreement, will be obligated to pay all of its own out-of-pocket costs and expenses, without reimbursement from the trust fund, to transfer the servicing files to a successor servicer and it will be obligated to pay certain reasonable out-of-pocket costs and expenses of a servicing transfer incurred by parties other than the terminated servicer without reimbursement from the trust fund. In the event the terminated servicer defaults in its obligations to pay such costs, the successor servicer will be obligated to pay such costs but will be entitled to reimbursement for such costs from the trust fund or if the successor servicer fails to pay, the trustee will pay such costs from the trust fund.

Eligibility Requirements for Trustee; Resignation and Removal of Trustee

   The trustee must be a corporation or association organized and doing business under the laws of a state or the United States of America, authorized under such laws to exercise corporate trust powers. The trustee must have a combined capital and surplus of at least $50,000,000, be subject to supervision or examination by federal or state authority and have a credit rating that would not cause any of the rating agencies to reduce their respective then current ratings of the certificates. In case at any time the trustee ceases to be eligible, the trustee will resign in the manner and with the effect as specified below.

   The trustee may at any time resign as trustee by giving written notice of resignation to the depositor, the servicer and each rating agency not less than 60 days before the date specified in such notice, when such resignation is to take effect, and acceptance by a successor trustee meeting the trustee eligibility requirements. If no successor trustee meeting the eligibility requirements has been so appointed and has accepted appointment within 30 days after the giving of such notice or resignation, the resigning trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

   If at any time the trustee ceases to meet the eligibility requirements and fails to resign after written request by the depositor, or if at any time the trustee becomes incapable of acting, or is adjudged as bankrupt or insolvent, or a receiver of the trustee or of its property is appointed, or any public officer takes charge or control of the trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or a tax is imposed with respect to the trust by any state in which the trustee or the trust is located and the imposition of such tax would be avoided by the appointment of a different trustee, then the depositor or the servicer may remove the trustee and appoint a successor trustee.

   The holders of certificates entitled to a majority of the voting rights may at any time remove the trustee and appoint a successor trustee by written instrument or instruments, signed by such holders or their attorneys-in-fact duly authorized.

   Any resignation or removal of the trustee and appointment of a successor trustee will become effective upon acceptance of appointment by the successor trustee.

Termination; Optional Clean-up Call

   The servicer may, at its option, purchase the mortgage loans and REO properties and terminate the trust on any Distribution Date when the aggregate Stated Principal Balance of the mortgage loans, as of the last day of the related Due Period, is equal to or less than 10% of the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date (the right to purchase being referred to as the "Optional Clean-up Call"). The purchase price for the mortgage loans will be an amount equal to the sum of (i) 100% of the unpaid principal balance of each mortgage loan (other than mortgage loans related to any REO property) plus accrued and unpaid interest on those mortgage loans at the applicable interest rate, and (ii) the lesser of (x) the appraised value of any REO property, as determined by an appraisal completed by an independent appraiser selected by the party exercising the right to purchase the mortgage loans at its expense and (y) the unpaid principal balance of each mortgage loan related to any REO property plus accrued and unpaid interest on those mortgage loans at the applicable interest rate, and (iii) any Swap Termination Payment other than a Defaulted Swap Termination Payment owed to the Swap Provider. Any such purchase of the mortgage loans would result in the final distribution on the certificates on such Distribution Date.

   The trust also is required to terminate upon the later of: (i) the distribution to certificateholders of the final payment or collection with respect to the last mortgage loan (or P&I Advances of same by the servicer), or
(ii) the disposition of all funds with respect to the last mortgage loan and the remittance of all funds due under the pooling and servicing agreement. However, in no event will the trust established by the pooling and servicing agreement terminate later than twenty-one years after the death of the last surviving lineal descendant of the person named in the pooling and servicing agreement.

   The pooling and servicing agreement requires the servicer to direct the trustee to send a notice of final distribution to each certificateholder in the event that there are no outstanding mortgage loans and no other funds or assets in the trust fund other than the funds in the collection account. The trustee will be required to promptly send the notice of final distribution by letter to certificateholders mailed not later than the 15th day of the month of such final distribution. Any such notice of final distribution will be required to specify
(a) the Distribution Date upon which final distribution on the certificates will be made upon presentation and surrender of certificates at the office designated in the notice, (b) the amount of such final distribution, (c) the location of the office or agency at which such presentation and surrender must be made, and
(d) that the Record Date otherwise applicable to such Distribution Date is not applicable, distributions being made only upon presentation and surrender of the certificates at the office specified in the notice.

   In the event a notice of final distribution is given, the servicer will be required to remit all funds in the collection account to the trustee for deposit in the distribution account on the business day prior to the applicable Distribution Date in an amount equal to the final distribution in respect of the certificates. Upon final deposit with respect to the trust fund and the receipt by the trustee of a request for release of the mortgage loan files, the trustee will be required to promptly release to the servicer or its designee the mortgage loan files.

   Upon presentation and surrender of the certificates, the trustee will be required to cause to be distributed to the certificateholders of each class (after reimbursement of all amounts due to the servicer, the depositor and the trustee pursuant to the pooling and servicing agreement) (i) its Class Certificate Balance plus accrued interest in the case of an interest bearing certificate and all other amounts to which such classes are entitled and (ii) as to the Residual Certificates, the amount, if any, which remains on deposit in the distribution account (other than the amounts retained to meet claims) after application pursuant to clause (i) above.

   In the event that any affected certificateholder does not surrender certificates for cancellation within six months after the date specified in the notice of final distribution, the trustee will be required to give a second written notice to the remaining certificateholders to surrender their certificates for cancellation and receive the final distribution. If within six months after the second notice all the applicable certificates have been surrendered for cancellation, the trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining certificateholders concerning surrender of their certificates, and the related costs will be paid out of the funds and other assets which remain a part of the trust fund. If within one year after the second notice all certificates have not been surrendered for cancellation, the Class RC certificateholders will be entitled to all unclaimed funds and other assets of the trust fund.

Amendment

   The pooling and servicing agreement may be amended from time to time by the depositor, the servicer and the trustee by written agreement, without notice to, or consent of, the holders of the certificates, to cure any ambiguity or mistake, to correct any defective provision or supplement any provision in the pooling and servicing agreement that may be inconsistent with any other provision in the pooling and servicing agreement, or to add to the duties of the depositor, the servicer or the trustee, to comply with any requirements in the Code or Regulation AB (17 CFR 229.1122). The pooling and servicing agreement may also be amended to add or modify any other provisions with respect to matters or questions arising under the pooling and servicing agreement or to modify, alter, amend, add to or rescind any of the terms or provisions contained in the pooling and servicing agreement; provided, that such amendment will not adversely affect in any material respect the interest of any certificateholder, as evidenced by
(i) an opinion of counsel delivered to the trustee, at the expense of the party requesting the amendment (except the trustee, in which event, at the expense of the trust fund), confirming that the amendment will not adversely affect in any material respect the interests of any holder of the certificates or (ii) a letter from each rating agency confirming that such amendment will not cause the reduction, qualification or withdrawal of the then current ratings of the certificates.

   The pooling and servicing agreement may be amended from time to time by the depositor, the servicer, the trustee and holders of certificates evidencing percentage interests aggregating not less than 66-2/3% of each class of certificates affected by the amendment for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the pooling and servicing agreement or of modifying in any manner the rights of the holders of the certificates; provided, however, that no such amendment will (i) reduce in any manner the amount of, or delay the timing of, payments required to be distributed on any certificate without the consent of the holder of that certificate, (ii) adversely affect in any material respect the interests of the holders of any class of certificates in a manner other than as described in clause (i) above without the consent of the holders of certificates of that class evidencing percentage interests aggregating not less than 66-2/3% of that class, or (iii) reduce the percentage of the certificates whose holders are required to consent to any such amendment without the consent of the holders of 100% of the certificates then outstanding.

Certain Matters Regarding the Depositor, the Servicer, the Custodians and the Trustee

   The pooling and servicing agreement provides that none of the depositor, the servicer, the custodians, the trustee nor any of their directors, officers, employees or agents will be under any liability to the certificateholders for any action taken, or for refraining from the taking of any action, in good faith pursuant to the pooling and servicing agreement, or for errors in judgment, provided that none of the depositor, the servicer, the custodians or the trustee will be protected against liability arising from any breach of representations or warranties made by it or from any liability which may be imposed by reason of the depositor's, the servicer's, the custodians' or the trustee's, as the case may be, willful misfeasance, bad faith or negligence (or gross negligence in the case of the depositor) in the performance of its duties or by reason of its reckless disregard of obligations and duties under the pooling and servicing agreement.

   The depositor, the servicer, the custodians, the trustee and any director, officer, employee, affiliate or agent of the depositor, the servicer or the trustee will be indemnified by the trust fund and held harmless against any loss, liability or expense incurred in connection with any audit, controversy or judicial proceeding relating to a governmental taxing authority or any legal action relating to the pooling and servicing agreement or the certificates, or any unanticipated or extraordinary expense other than any loss, liability or expense incurred by reason of the depositor's, the servicer's, the custodians' or the trustee's, as the case may be, willful misfeasance, bad faith or negligence (or gross negligence in the case of the depositor) in the performance of its duties or by reason of its reckless disregard of obligations and duties under the pooling and servicing agreement.

   None of the depositor, the servicer, any custodian or the trustee is obligated under the pooling and servicing agreement to appear in, prosecute or defend any legal action that is not incidental to its respective duties which in its opinion may involve it in any expense or liability, provided that, in accordance with the provisions of the pooling and servicing agreement, the depositor, the servicer, any custodian and the trustee, as applicable, may undertake any action any of them deem necessary or desirable in respect of (i) the rights and duties of the parties to the pooling and servicing agreement and
(ii) with respect to actions taken by the depositor, the interests of the trustee and the certificateholders. In the event the depositor, the servicer, a custodian or the trustee undertakes any such action, the legal expenses and costs of such action and any resulting liability will be expenses, costs and liabilities of the trust fund, and the depositor, the servicer, the custodians and the trustee will be entitled to be reimbursed for such expenses, costs and liabilities out of the trust fund.

PREPAYMENT AND YIELD CONSIDERATIONS

Structuring Assumptions

   The prepayment model used in this prospectus supplement represents an assumed rate of prepayment ("Prepayment Assumption") each month relative to the then outstanding principal balance of a pool of mortgage loans for the life of those mortgage loans. The Prepayment Assumption does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the related mortgage loans. For the 2/28 Adjustable Rate Mortgage Loans, a 100% Prepayment Assumption as used in this prospectus supplement is the "2/28 Adjustable-Rate Prepayment Curve" or "2/28 ARM PPC," which assumes a constant prepayment rate ("CPR") of 5.00% per annum of the then-outstanding principal balance of a hypothetical pool of 2/28 adjustable-rate mortgage loans in the first month of the life of such mortgage loans and an additional approximate 1/11th of 25.00% per annum in each month thereafter until 30.00% CPR is reached in the twelfth month and remaining at 30.00% CPR until the twenty-fourth month. From the twenty-fifth month until the twenty-seventh month 2/28 ARM PPC assumes a constant prepayment rate of 60.00% CPR per annum. Beginning in the twenty-eighth month and in each month thereafter during the life of such mortgage loans, 2/28 ARM PPC assumes a constant prepayment rate of 35.00% CPR per annum each month. For the 3/27 Adjustable Rate Mortgage Loans, a 100% Prepayment Assumption as used in this prospectus supplement is the "3/27 Adjustable-Rate Prepayment Curve" or "3/27 ARM PPC," which assumes a constant prepayment rate ("CPR") of 5.00% per annum of the then-outstanding principal balance of a hypothetical pool of 3/27 adjustable-rate mortgage loans in the first month of the life of such mortgage loans and an additional approximate 1/11th of 25.00% per annum in each month thereafter until 30.00% CPR is reached in the twelfth month and remaining at 30.00% CPR until the thirty-sixth month. From the thirty-seventh month until the thirty-ninth month 3/27 ARM PPC assumes a constant prepayment rate of 60.00% CPR per annum. Beginning in the fortieth month and in each month thereafter during the life of such mortgage loans, 3/27 ARM PPC assumes a constant prepayment rate of 35.00% CPR per annum each month. For the fixed-rate mortgage loans, a 100% Prepayment Assumption as used in this prospectus supplement is the "Fixed-Rate Prepayment Curve," which assumes a constant prepayment rate ("CPR") of 5.00% per annum of the then-outstanding principal balance of each fixed-rate mortgage loan in the first month each fixed-rate mortgage loan is outstanding and an additional approximately 1/11th of 19.00% per annum in each month thereafter until the 12th month such fixed-rate mortgage loan is outstanding. In each month thereafter during the life of such mortgage loans, the Fixed-Rate Prepayment Curve assumes a constant prepayment rate of 24.00% CPR per annum each month.

   Since the tables were prepared on the basis of the assumptions in the following paragraph, there are discrepancies between the characteristics of the actual mortgage loans and the characteristics of the mortgage loans assumed in preparing the tables. Any discrepancy may have an effect upon the percentages of the Class Certificate Balances outstanding and weighted average lives of the Offered LIBOR Certificates set forth in the tables. In addition, since the actual mortgage loans in the trust fund have characteristics which differ from those assumed in preparing the tables set forth below, the distributions of principal on the Offered LIBOR Certificates may be made earlier or later than as indicated in the tables.

   Unless otherwise specified, the information in the tables in this prospectus supplement has been prepared on the basis of the following assumed characteristics of the mortgage loans and the following additional assumptions which collectively are the structuring assumptions ("Structuring Assumptions"):

   o  the closing date for the certificates occurs on February 17, 2006;

   o distributions on the certificates are made on the 25th day of each month, commencing in February 2006, regardless if such day is a business day, in accordance with the priorities described in this prospectus supplement;

   o the mortgage loans prepayment rates with respect to the assumed mortgage loans are a multiple of the applicable Prepayment Assumption as stated in the table under the heading "Prepayment Scenarios" under "--Decrement Tables" below;

   o  prepayments include 30 days' interest on the related mortgage loan;

   o the Optional Clean-up Call is not exercised (except with respect to the weighted average life to call where the Optional Clean-up Call is assumed to be exercised when it is first exercisable);

   o the Specified Overcollateralized Amount is initially as specified in this prospectus supplement and thereafter decreases in accordance with the provisions in this prospectus supplement;

   o all adjustable-rate mortgage loans are indexed to the Six-Month LIBOR Loan Index;

   o with respect to each adjustable-rate mortgage loan, (a) the interest rate for each mortgage loan is adjusted on its next rate Adjustment Date (and on subsequent Adjustment Dates, if necessary) to a rate equal to the Gross Margin plus the Index (subject to the applicable initial and periodic rate caps and maximum and minimum interest rates), (b) the Six-Month LIBOR Loan Index remains constant at 4.735%, and (c) the scheduled monthly payment on the mortgage loans is adjusted to equal a fully amortizing payment, except in the case of the interest-only mortgage loans during the interest-only period;

   o following the next Adjustment Date, all adjustable-rate mortgage loans are assumed to adjust every six months;

   o  the Expense Fee Rate is 0.5100%;

   o  One-Month LIBOR remains constant at 4.538%;

   o  no Swap Termination Payments are paid or received by the trust;

   o no delinquencies or defaults in the payment by mortgagors of principal of and interest on the mortgage loans are experienced;

   o scheduled payments on the mortgage loans are received on the first day of each month commencing in the calendar month of the closing date and are computed prior to giving effect to prepayments received on the last day of the prior month;

   o prepayments represent prepayments in full of individual mortgage loans and are received on the last day of each month, commencing in the calendar month prior to the calendar month in which the closing date occurs;

   o  prepayment speeds capped at 85.00% CPR for all scenarios;

   o the initial Class Certificate Balance of each class of certificates is as set forth in this prospectus supplement, except that the Residual Certificates are assumed to be zero;

   o interest accrues on each class of certificates at the applicable Pass-Through Rate set forth or described in this prospectus supplement;

   o with respect to adjustable-rate mortgage loans, (a) the mortgage loans with an initial fixed period less than or equal to 24 months will use the 2/28 Adjustable-Rate Prepayment Curve, (b) the mortgage loans with an initial fixed period greater than 24 months but less than 84 months will use the 3/27 Adjustable-Rate Prepayment Curve and (c) the mortgage loans with an initial fixed period equal to or greater than 84 months will use the Fixed-Rate Prepayment Curve; and

   o the assumed mortgage loans have the approximate characteristics described below:


                                                      Remaining     Remaining                           First      Cut-off
                                                     Amortization    Term to      Loan                   Rate     Date Gross
                                      Principal          Term       Maturity      Age                   Reset      Interest
Group          Description           Balance ($)     (Months)(1)    (Months)    (Months)     Index     (Months)    Rate (%)
-----   -------------------------   --------------   ------------   ---------   --------   ---------   --------   ----------
    1          10 YR FIXED               83,981.25            118         118          2          --         --      6.38000
    1          15 YR FIXED              588,143.99            177         177          3          --         --      7.50885
    1          15 YR FIXED              839,611.07            177         177          3          --         --      7.48619
    1          15 YR FIXED              151,934.34            176         177          4          --         --      9.89916
    1        15 YR FIXED IO             145,000.00            120         177          3          --         --      6.60000
    1        15 YR FIXED IO              63,700.00            120         175          5          --         --     10.25000
    1        15 YR FIXED IO              16,000.00            120         173          7          --         --     12.25000
    1           2 YR ARM             29,931,674.90            356         356          4   LIBOR_6MO         20      7.89696
    1           2 YR ARM              4,810,817.87            357         357          3   LIBOR_6MO         21      7.59908
    1           2 YR ARM             57,068,067.60            357         357          3   LIBOR_6MO         21      7.57840
    1           2 YR ARM              9,007,457.98            357         357          3   LIBOR_6MO         21      7.65040
    1           2 YR ARM              2,913,491.37            478         357          3   LIBOR_6MO         21      7.87766
    1          2 YR ARM IO              868,995.11            336         356          4   LIBOR_6MO         20      5.93412
    1          2 YR ARM IO              282,650.00            336         356          4   LIBOR_6MO         20      7.60000
    1          2 YR ARM IO            5,794,289.14            336         356          4   LIBOR_6MO         20      7.22856
    1          2 YR ARM IO            1,333,313.62            336         357          3   LIBOR_6MO         21      6.60314
    1          2 YR ARM IO           15,951,276.45            300         357          3   LIBOR_6MO         21      7.86451
    1          2 YR ARM IO            1,824,351.72            300         357          3   LIBOR_6MO         21      7.82458
    1          2 YR ARM IO              310,400.00            300         357          3   LIBOR_6MO         21      7.20000
    1          2 YR ARM IO           44,000,440.24            300         357          3   LIBOR_6MO         21      7.37145
    1          2 YR ARM IO            2,852,209.22            300         357          3   LIBOR_6MO         21      6.80373
    1          2 YR ARM IO              138,999.99            240         356          4   LIBOR_6MO         20      8.87500
    1          20 YR FIXED              262,483.71            238         238          2          --         --      7.77294
    1          20 YR FIXED            1,586,618.38            237         237          3          --         --     10.25806
    1          20 YR FIXED               27,818.25            238         238          2          --         --      9.20000
    1           3 YR ARM             19,892,728.43            357         357          3   LIBOR_6MO         33      7.82391
    1           3 YR ARM                883,939.40            357         357          3   LIBOR_6MO         33      7.83970
    1           3 YR ARM                744,637.80            358         358          2   LIBOR_6MO         34      7.80671
    1           3 YR ARM              7,418,878.92            357         357          3   LIBOR_6MO         33      7.19176
    1           3 YR ARM                500,112.23            478         357          3   LIBOR_6MO         33      7.87400
    1          3 YR ARM IO              195,999.99            336         357          3   LIBOR_6MO         33      7.55000
    1          3 YR ARM IO              194,000.00            336         358          2   LIBOR_6MO         34      7.05000
    1          3 YR ARM IO            2,804,720.90            324         356          4   LIBOR_6MO         32      6.89369
    1          3 YR ARM IO            1,990,367.35            324         356          4   LIBOR_6MO         32      6.54683
    1          3 YR ARM IO           10,445,950.44            300         357          3   LIBOR_6MO         33      8.00267
    1          3 YR ARM IO              200,850.00            300         356          4   LIBOR_6MO         32      8.22857
    1          3 YR ARM IO            7,260,988.13            300         357          3   LIBOR_6MO         33      7.07562
    1          3 YR ARM IO              150,500.62            240         358          2   LIBOR_6MO         34      9.13000
    1          30 YR FIXED            6,335,576.21            357         357          3          --         --      7.63043
    1          30 YR FIXED              324,660.94            357         356          4          --         --      6.74335
    1          30 YR FIXED            1,872,489.20            356         356          4          --         --      7.47880
    1          30 YR FIXED           21,434,283.06            357         357          3          --         --      7.14299
    1          30 YR FIXED              715,227.82            358         358          2          --         --     10.95506
    1          30 YR FIXED              129,534.78            358         358          2          --         --     12.60000
    1          30 YR FIXED              317,795.64            356         358          2          --         --     11.68280
    1          30 YR FIXED              171,696.31            358         358          2          --         --     10.37321
    1        30 YR FIXED IO           1,346,406.12            300         357          3          --         --      6.22792
    1        30 YR FIXED IO             149,764.37            300         357          3          --         --      5.70000
    1        30 YR FIXED IO             453,576.00            300         357          3          --         --      7.42012
    1        30 YR FIXED IO           2,852,161.00            300         357          3          --         --      7.27543
    1          40 YR FIXED               79,838.93            478         478          2          --         --      7.00000
    1           5 YR ARM              1,149,197.45            357         357          3   LIBOR_6MO         57      6.23980
    1           5 YR ARM                671,735.76            357         357          3   LIBOR_6MO         57      7.42998
    1          5 YR ARM IO              743,650.26            300         357          3   LIBOR_6MO         57      7.48594
    1          5 YR ARM IO              262,103.32            300         357          3   LIBOR_6MO         57      9.88000
                                                                  Original
                                            Gross                 Interest
                     Initial               Lifetime                 Only
          Gross      Periodic   Periodic   Maximum     Floor       Period
Group   Margin (%)   Cap (%)    Cap (%)    Rate (%)   Rate (%)   (Months)(1)
-----   ----------   --------   --------   --------   --------   -----------
    1           --         --         --         --         --            --
    1           --         --         --         --         --            --
    1           --         --         --         --         --            --
    1           --         --         --         --         --            --
    1           --         --         --         --         --            60
    1           --         --         --         --         --            60
    1           --         --         --         --         --            60
    1      5.97376    2.95076    1.02156   14.11067    6.99997            --
    1      6.04777    2.92267    1.08593   13.93123    7.35691            --
    1      6.17149    2.93522    1.07260   13.84934    7.16556            --
    1      5.87474    3.00007    1.13487   14.54063    7.52099            --
    1      6.59484    2.77361    1.07546   13.35396    7.37908            --
    1      3.98119    3.00000    1.00000   12.93412    5.93412            24
    1      5.68000    3.00000    1.00000   14.60000    7.60000            24
    1      5.56762    3.00000    1.06627   13.97096    6.93527            24
    1      4.67210    3.00000    1.00000   13.60314    6.60314            24
    1      6.58180    2.93251    1.02353   13.78933    7.68930            60
    1      6.07709    3.00000    1.16045   14.14434    7.82343            60
    1      6.20000    3.00000    1.00000   13.20000    7.20000            60
    1      6.21643    2.94355    1.05146   13.43579    7.17058            60
    1      5.40109    2.95190    1.29354   13.57329    6.80331            60
    1      6.62500    3.00000    1.00000   14.87500    6.62500           120
    1           --         --         --         --         --            --
    1           --         --         --         --         --            --
    1           --         --         --         --         --            --
    1      5.74619    2.31146    1.23512   14.41255    6.80971            --
    1      5.10382    3.00000    1.29990   14.52166    7.63646            --
    1      5.89610    3.00000    1.10137   14.65258    6.42986            --
    1      5.51096    2.80961    1.08403   13.48827    6.85909            --
    1      6.53144    2.39810    1.20063   12.47811    6.81344            --
    1      5.49500    3.00000    1.00000   14.55000    7.55000            24
    1      4.99500    3.00000    1.00000   14.05000    7.05000            24
    1      4.61642    3.00000    1.00000   13.89369    6.89369            36
    1      4.92847    3.00000    1.00000   13.43095    6.54625            36
    1      6.18245    1.82229    1.37988   14.57805    6.65512            60
    1      7.22857    3.00000    1.00000   14.22857    8.22857            60
    1      5.77445    2.85749    1.13545   13.08717    6.77618            60
    1      9.12500    3.00000    1.00000   15.12500    9.12500           120
    1           --         --         --         --         --            --
    1           --         --         --         --         --            --
    1           --         --         --         --         --            --
    1           --         --         --         --         --            --
    1           --         --         --         --         --            --
    1           --         --         --         --         --            --
    1           --         --         --         --         --            --
    1           --         --         --         --         --            --
    1           --         --         --         --         --            60
    1           --         --         --         --         --            60
    1           --         --         --         --         --            60
    1           --         --         --         --         --            60
    1           --         --         --         --         --            --
    1      3.92327    3.00000    1.00000   13.23980    6.23980            --
    1      5.65474    3.00000    1.00000   14.18127    6.84137            --
    1      6.28903    3.00000    1.00000   13.48436    7.48436            60
    1      8.87500    3.00000    1.00000   15.87500    9.87500            60


                                                      Remaining     Remaining                           First      Cut-off
                                                     Amortization    Term to      Loan                   Rate     Date Gross
                                      Principal          Term       Maturity      Age                   Reset      Interest
Group          Description           Balance ($)     (Months)(1)    (Months)    (Months)     Index     (Months)    Rate (%)
-----   -------------------------   --------------   ------------   ---------   --------   ---------   --------   ----------
    1          5 YR ARM IO            2,258,947.97            300         357          3   LIBOR_6MO         57      6.83454
    1           6 MO ARM              1,523,907.65            356         356          4   LIBOR_6MO          2      6.56834
    1           6 MO ARM              1,348,109.24            357         357          3   LIBOR_6MO          3      7.33083
    1   0 MO FIXED BALLOON 30/15      4,055,167.93            357         177          3          --         --     10.13088
    1   12 MO FIXED BALLOON 30/15       372,315.53            355         176          4          --         --     10.24072
    1   24 MO FIXED BALLOON 30/15     1,397,771.87            357         177          3          --         --      9.99505
    1   36 MO FIXED BALLOON 30/15       875,280.78            357         177          3          --         --     10.24818
    1   36 MO FIXED BALLOON 40/30       309,383.87            477         357          3          --         --      6.46010
    2           1 MO ARM                112,507.00            357         357          3   LIBOR_6MO          3      6.75000
    2          1 MO ARM IO              109,550.00            300         357          3   LIBOR_6MO          3      8.05000
    2          10 YR FIXED              105,848.30            119         119          1          --         --      8.94000
    2          10 YR FIXED               59,068.04            117         117          3          --         --      9.10000
    2          15 YR FIXED              632,675.63            177         177          3          --         --      8.96469
    2          15 YR FIXED               39,721.09            177         176          4          --         --     10.50000
    2          15 YR FIXED            1,633,017.57            177         177          3          --         --      8.34974
    2          15 YR FIXED              718,194.80            177         177          3          --         --     10.83257
    2           2 YR ARM             73,689,530.88            357         357          3   LIBOR_6MO         21      8.02971
    2           2 YR ARM                 59,347.34            357         357          3   LIBOR_6MO         21     11.90000
    2           2 YR ARM              9,858,710.47            357         357          3   LIBOR_6MO         21      7.93754
    2           2 YR ARM            157,980,374.16            357         357          3   LIBOR_6MO         21      7.81457
    2           2 YR ARM             16,099,479.68            357         357          3   LIBOR_6MO         21      8.25091
    2           2 YR ARM              3,583,818.01            478         357          3   LIBOR_6MO         21      7.26961
    2           2 YR ARM              1,430,228.62            476         355          5   LIBOR_6MO         19      7.46842
    2           2 YR ARM              7,604,671.02            474         357          3   LIBOR_6MO         21      7.61868
    2           2 YR ARM                148,115.47            476         356          4   LIBOR_6MO         20      6.90000
    2          2 YR ARM IO            4,693,164.01            336         357          3   LIBOR_6MO         21      7.10357
    2          2 YR ARM IO            2,209,382.65            336         356          4   LIBOR_6MO         20      7.26131
    2          2 YR ARM IO           29,310,525.09            336         357          3   LIBOR_6MO         21      6.99673
    2          2 YR ARM IO            3,812,250.06            336         357          3   LIBOR_6MO         21      7.01100
    2          2 YR ARM IO           38,515,982.02            300         357          3   LIBOR_6MO         21      7.51005
    2          2 YR ARM IO           10,815,960.58            300         357          3   LIBOR_6MO         21      7.47350
    2          2 YR ARM IO              142,350.59            300         357          3   LIBOR_6MO         21      9.78000
    2          2 YR ARM IO          116,449,006.14            300         357          3   LIBOR_6MO         21      7.09945
    2          2 YR ARM IO              184,677.00            300         357          3   LIBOR_6MO         21      9.50000
    2          2 YR ARM IO            5,960,280.49            300         358          2   LIBOR_6MO         22      7.09583
    2          2 YR ARM IO              817,999.99            240         357          3   LIBOR_6MO         21      7.30844
    2          2 YR ARM IO              371,700.00            240         355          5   LIBOR_6MO         19      8.40000
    2          2 YR ARM IO            3,116,081.50            240         357          3   LIBOR_6MO         21      6.78041
    2          20 YR FIXED              172,976.34            237         237          3          --         --      8.44561
    2          20 YR FIXED              398,626.67            236         237          3          --         --      8.94905
    2          20 YR FIXED              561,126.81            237         237          3          --         --      9.84831
    2          25 YR FIXED               44,912.03            297         297          3          --         --     10.90000
    2           3 YR ARM             28,653,787.91            357         357          3   LIBOR_6MO         33      7.96752
    2           3 YR ARM              2,133,035.85            357         357          3   LIBOR_6MO         33      7.24722
    2           3 YR ARM              1,485,740.77            356         356          4   LIBOR_6MO         32      8.10745
    2           3 YR ARM             11,147,413.80            357         357          3   LIBOR_6MO         33      7.57787
    2          3 YR ARM IO              256,000.00            336         357          3   LIBOR_6MO         33      6.65000
    2          3 YR ARM IO            8,565,456.50            324         356          4   LIBOR_6MO         32      7.05609
    2          3 YR ARM IO              174,711.98            324         357          3   LIBOR_6MO         33      6.95000
    2          3 YR ARM IO            6,399,719.18            324         357          3   LIBOR_6MO         33      6.74227
    2          3 YR ARM IO            5,094,514.07            300         357          3   LIBOR_6MO         33      7.51603
    2          3 YR ARM IO            2,173,809.27            300         357          3   LIBOR_6MO         33      7.35694
    2          3 YR ARM IO              422,200.00            300         358          2   LIBOR_6MO         34      6.84581
    2          3 YR ARM IO           11,985,264.78            300         357          3   LIBOR_6MO         33      6.98996
    2          3 YR ARM IO              220,400.00            240         357          3   LIBOR_6MO         33      7.84800
    2          3 YR ARM IO              455,999.99            240         357          3   LIBOR_6MO         33      6.83333
                                                                  Original
                                            Gross                 Interest
                     Initial               Lifetime                 Only
          Gross      Periodic   Periodic   Maximum     Floor       Period
Group   Margin (%)   Cap (%)    Cap (%)    Rate (%)   Rate (%)   (Months)(1)
-----   ----------   --------   --------   --------   --------   -----------
    1      5.51106    2.93979    1.00000   13.14522    6.83222            60
    1      5.69999    1.00000    1.00000   13.56834    6.56834            --
    1      6.36197    1.00000    1.00000   14.33083    7.33083            --
    1           --         --         --         --         --            --
    1           --         --         --         --         --            --
    1           --         --         --         --         --            --
    1           --         --         --         --         --            --
    1           --         --         --         --         --            --
    2       4.6950    3.00000    1.00000   13.75000    6.75000            --
    2       6.3000    1.50000    1.50000   15.05000    6.30000            60
    2           --         --         --         --         --            --
    2           --         --         --         --         --            --
    2           --         --         --         --         --            --
    2           --         --         --         --         --            --
    2           --         --         --         --         --            --
    2           --         --         --         --         --            --
    2      6.39162    2.97680    1.01668   14.31951    7.25663            --
    2      8.25000    3.00000    1.00000   17.90000    8.25000            --
    2      6.52331    2.94802    1.02371   13.92157    7.21683            --
    2      6.51552    2.93606    1.06984   14.01170    7.18393            --
    2      6.63694    3.00000    1.12134   15.00413    7.96946            --
    2      6.13945    2.89662    1.03446   13.09951    6.72822            --
    2      6.46724    3.00000    1.00000   13.46724    5.65604            --
    2      6.49872    2.96729    1.01090   13.53796    6.96119            --
    2      5.90000    3.00000    1.00000   12.90000    6.90000            --
    2      4.89403    3.00000    1.03136   14.04085    7.08789            24
    2      5.43353    2.92729    1.02424   14.13571    6.95108            24
    2      5.27230    2.96507    1.03434   13.85203    6.86304            24
    2      5.09439    2.95590    1.01470   14.01100    7.01100            24
    2      6.31221    2.89828    1.03571   13.66970    7.15717            60
    2      6.31641    2.89496    1.10360   13.51673    7.08045            60
    2      8.77500    3.00000    1.00000   15.77500    9.77500            60
    2      5.94904    2.90536    1.06715   13.20285    6.73867            60
    2      8.50000    3.00000    1.00000   15.50000    8.50000            60
    2      5.47296    2.96460    1.23185   13.90943    7.03275            60
    2      4.58472    3.00000    1.00000   13.30844    4.58472           120
    2      6.95000    3.00000    1.00000   14.40000    6.95000           120
    2      6.00575    3.00000    1.00000   12.77983    6.00575           120
    2           --         --         --         --         --            --
    2           --         --         --         --         --            --
    2           --         --         --         --         --            --
    2           --         --         --         --         --            --
    2      6.12244    2.47615    1.20783   14.62463    7.22413            --
    2      5.39124    2.53407    1.35482   13.80044    6.68394            --
    2      7.21473    3.00000    1.04844   14.31476    7.58625            --
    2      5.92964    2.91845    1.17687   14.04260    7.14103            --
    2      4.72600    3.00000    1.00000   13.65000    6.65000            24
    2      5.14821    3.00000    1.00000   13.91381    7.01161            36
    2      6.70000    3.00000    1.50000   13.95000    6.70000            36
    2      4.80744    3.00000    1.01969   13.63022    6.67538            36
    2      5.64032    2.42383    1.17452   14.01687    6.83810            60
    2      4.07959    3.00000    1.43543   14.22781    7.22781            60
    2      4.59685    3.00000    1.00000   12.84581    5.27710            60
    2      5.48223    2.80396    1.29483   13.23321    6.74853            60
    2      6.80104    3.00000    1.00000   13.84800    6.80104           120
    2      5.27083    3.00000    1.00000   12.83333    6.83333           120


                                                      Remaining     Remaining                           First      Cut-off
                                                     Amortization    Term to      Loan                   Rate     Date Gross
                                      Principal          Term       Maturity      Age                   Reset      Interest
Group          Description           Balance ($)     (Months)(1)    (Months)    (Months)     Index     (Months)    Rate (%)
-----   -------------------------   --------------   ------------   ---------   --------   ---------   --------   ----------
    2          30 YR FIXED           14,525,170.58            357         357          3          --         --      7.95319
    2          30 YR FIXED               82,915.41            358         358          2          --         --      9.35000
    2          30 YR FIXED              167,791.13            359         358          2          --         --      8.38000
    2          30 YR FIXED            1,548,510.78            357         357          3          --         --      7.89411
    2          30 YR FIXED            4,425,329.12            357         357          3          --         --      8.18741
    2          30 YR FIXED           50,733,768.19            357         357          3          --         --      7.64505
    2          30 YR FIXED              780,986.59            358         357          3          --         --      7.92024
    2          30 YR FIXED            1,054,900.70            358         358          2          --         --     10.18504
    2          30 YR FIXED               80,940.05            358         358          2          --         --     10.85000
    2          30 YR FIXED              466,666.85            358         358          2          --         --      9.97508
    2          30 YR FIXED              111,774.93            358         358          2          --         --     10.32544
    2        30 YR FIXED IO             905,298.27            300         357          3          --         --      7.71120
    2        30 YR FIXED IO              91,520.00            300         357          3          --         --      6.70000
    2        30 YR FIXED IO           4,870,775.43            300         357          3          --         --      7.08259
    2        30 YR FIXED IO              90,000.00            300         357          3          --         --      7.89000
    2        30 YR FIXED IO             265,998.24            240         357          3          --         --      7.00207
    2          40 YR FIXED              101,551.75            480         478          2          --         --      8.63000
    2          40 YR FIXED              281,743.52            476         476          4          --         --      6.91827
    2          40 YR FIXED              215,868.47            478         478          2          --         --      7.80000
    2           5 YR ARM              1,168,329.36            358         358          2   LIBOR_6MO         58      7.77380
    2           5 YR ARM                453,836.17            357         357          3   LIBOR_6MO         57      7.49661
    2           5 YR ARM              1,687,231.00            357         357          3   LIBOR_6MO         57      7.06482
    2           5 YR ARM                241,239.71            479         357          3   LIBOR_6MO         57      7.35354
    2          5 YR ARM IO              296,000.00            300         357          3   LIBOR_6MO         57      7.65000
    2          5 YR ARM IO              257,000.00            300         357          3   LIBOR_6MO         57      7.60000
    2          5 YR ARM IO            3,895,136.34            300         358          2   LIBOR_6MO         58      7.03861
    2          5 YR ARM IO              469,780.00            240         358          2   LIBOR_6MO         58      6.40331
    2           6 MO ARM                185,327.61            355         355          5   LIBOR_6MO          1      8.00895
    2           6 MO ARM              2,665,451.51            357         357          3   LIBOR_6MO          3      6.79790
    2           6 MO ARM              1,460,592.44            356         356          4   LIBOR_6MO          2      6.24664
    2   36 MO FIXED BALLOON 25/15        94,141.49            356         176          4          --         --      7.95000
    2   36 MO FIXED BALLOON 30/15       464,506.49            355         176          4          --         --      6.95737
    2   0 MO FIXED BALLOON 30/15      7,443,650.04            357         177          3          --         --     10.78864
    2   12 MO FIXED BALLOON 30/15       610,868.31            357         177          3          --         --     10.62115
    2   24 MO FIXED BALLOON 30/15    10,136,231.13            357         177          3          --         --     10.50288
    2   36 MO FIXED BALLOON 30/15     1,478,326.67            357         177          3          --         --     10.44245
    2   60 MO FIXED BALLOON 30/15        38,959.70            357         177          3          --         --     11.20000
    2   0 MO FIXED BALLOON 40/30        546,243.48            478         357          3          --         --      7.91945
    2   24 MO FIXED BALLOON 40/30        57,525.21            476         356          4          --         --      7.60000
    2   36 MO FIXED BALLOON 40/30     1,852,333.47            478         357          3          --         --      7.43888
                                                                  Original
                                            Gross                 Interest
                     Initial               Lifetime                 Only
          Gross      Periodic   Periodic   Maximum     Floor       Period
Group   Margin (%)   Cap (%)    Cap (%)    Rate (%)   Rate (%)   (Months)(1)
-----   ----------   --------   --------   --------   --------   -----------
    2           --         --         --         --         --            --
    2           --         --         --         --         --            --
    2           --         --         --         --         --            --
    2           --         --         --         --         --            --
    2           --         --         --         --         --            --
    2           --         --         --         --         --            --
    2           --         --         --         --         --            --
    2           --         --         --         --         --            --
    2           --         --         --         --         --            --
    2           --         --         --         --         --            --
    2           --         --         --         --         --            --
    2           --         --         --         --         --            60
    2           --         --         --         --         --            60
    2           --         --         --         --         --            60
    2           --         --         --         --         --            60
    2           --         --         --         --         --           120
    2           --         --         --         --         --            --
    2           --         --         --         --         --            --
    2           --         --         --         --         --            --
    2      6.01036    3.00000    1.00000   14.08262    7.10885            --
    2      6.49161    3.00000    1.00000   13.49161    7.18811            --
    2      6.00492    3.00000    1.00000   13.26315    6.45854            --
    2      6.35070    3.00000    1.00000   13.35070    6.91727            --
    2      5.72600    3.00000    1.00000   14.65000    7.65000            60
    2      6.60000    3.00000    1.00000   13.60000    6.60000            60
    2      5.97819    3.00000    1.00000   13.33681    6.94064            60
    2      5.49802    3.00000    1.00000   12.40331    5.49802           120
    2      7.39633    1.00000    1.00000   15.00895    7.70666            --
    2      5.87837    1.00000    1.00000   13.79790    6.79790            --
    2      5.36489    1.00000    1.00000   13.24664    6.24664            --
    2           --         --         --         --         --            --
    2           --         --         --         --         --            --
    2           --         --         --         --         --            --
    2           --         --         --         --         --            --
    2           --         --         --         --         --            --
    2           --         --         --         --         --            --
    2           --         --         --         --         --            --
    2           --         --         --         --         --            --
    2           --         --         --         --         --            --
    2           --         --         --         --         --            --

----------

(1) With respect to the replines with an interest only period, the remaining amortization period will not commence until the interest only period has ended.

   While it is assumed that each of the mortgage loans prepays at the specified constant percentages of the Prepayment Assumption, this is not likely to be the case.

Defaults

   The yield to maturity of the LIBOR Certificates, and particularly the Subordinated Certificates, will be sensitive to defaults on the mortgage loans. If a purchaser of a LIBOR Certificate calculates its anticipated yield based on an assumed rate of default and amount of losses that is lower than the default rate and amount of losses actually incurred, its actual yield to maturity will be lower than that so calculated. Except to the extent of any Subsequent Recoveries, holders of the LIBOR Certificates will not receive reimbursement for Applied Realized Loss Amounts applied to their certificates. In general, the earlier a loss occurs, the greater is the effect on an investor's yield to maturity. There can be no assurance as to the delinquency, foreclosure or loss experience with respect to the mortgage loans. Because the mortgage loans were underwritten in accordance with standards less stringent than those generally acceptable to Fannie Mae and Freddie Mac with regard to a borrower's credit standing and repayment ability, the risk of delinquencies with respect to, and losses on, the mortgage loans will be greater than that of mortgage loans underwritten in accordance with Fannie Mae and Freddie Mac standards.

Prepayment Considerations and Risks

   The rate of principal payments on the LIBOR Certificates, the aggregate amount of distributions on the LIBOR Certificates and the yields to maturity of the LIBOR Certificates will be related to the rate and timing of payments of principal on the mortgage loans in the related loan group. The rate of principal payments on the mortgage loans will in turn be affected by the amortization schedules of the mortgage loans and by the rate of principal prepayments (including for this purpose prepayments resulting from refinancing, liquidations of the mortgage loans due to defaults, casualties or condemnations and repurchases by a selling party or purchases pursuant to the Optional Clean-up Call, as described in this prospectus supplement). Because certain of the mortgage loans contain Prepayment Premiums, the rate of principal payments may be less than the rate of principal payments for mortgage loans which did not have Prepayment Premiums. The mortgage loans are subject to the "due-on-sale" provisions included in the mortgage loans. See "The Mortgage Loan Pool" in this prospectus supplement.

   Prepayments, liquidations and purchases of the mortgage loans (including any optional repurchase of the remaining mortgage loans in the trust fund in connection with the termination of the trust fund, in each case as described in this prospectus supplement) will result in distributions on the LIBOR Certificates of principal amounts which would otherwise be distributed over the remaining terms of the mortgage loans. Since the rate of payment of principal on the mortgage loans will depend on future events and a variety of other factors, no assurance can be given as to that rate or the rate of principal prepayments. The extent to which the yield to maturity of a class of LIBOR Certificates may vary from the anticipated yield will depend upon the degree to which that LIBOR Certificate is purchased at a discount or premium, and the degree to which the timing of payments on that LIBOR Certificate is sensitive to prepayments, liquidations and purchases of the mortgage loans. Further, an investor should consider the risk that, in the case of any LIBOR Certificate purchased at a discount, a slower than anticipated rate of principal payments (including prepayments) on the mortgage loans could result in an actual yield to that investor that is lower than the anticipated yield and, in the case of any LIBOR Certificate purchased at a premium, a faster than anticipated rate of principal payments on the mortgage loans could result in an actual yield to that investor that is lower than the anticipated yield.

   The rate of principal payments (including prepayments) on pools of mortgage loans may vary significantly over time and may be influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. In general, if prevailing interest rates were to fall significantly below the interest rates on the fixed-rate mortgage loans, the mortgage loans could be subject to higher prepayment rates than if prevailing interest rates were to remain at or above the interest rates on the mortgage loans. Conversely, if prevailing interest rates were to rise significantly, the rate of prepayments on the fixed-rate mortgage loans would generally be expected to decrease. No assurances can be given as to the rate of prepayments on the mortgage loans in stable or changing interest rate environments.

   As is the case with fixed-rate mortgage loans, the adjustable-rate mortgage loans, or ARMs, may be subject to a greater rate of principal prepayments in a low interest rate environment. For example, if prevailing interest rates were to fall, mortgagors with ARMs may be inclined to refinance their ARMs with a fixed-rate loan to "lock in" a lower interest rate. The existence of the applicable Periodic Cap and Maximum Rate also may affect the likelihood of prepayments resulting from refinancings. In addition, the delinquency and loss experience of the ARMs may differ from that on the fixed-rate mortgage loans because the amount of the monthly payments on the ARMs are subject to adjustment on each Adjustment Date. ARMs may be subject to greater rates of prepayments as they approach their initial Adjustment Dates as borrowers seek to avoid changes in their monthly payments. In addition, a substantial majority of the ARMs will not have their initial Adjustment Date until two to five years after their origination. The prepayment experience of these adjustable-rate mortgage loans may differ from that of the other ARMs. Such adjustable-rate mortgage loans may be subject to greater rates of prepayments as they approach their initial Adjustment Dates even if market interest rates are only slightly higher or lower than the interest rates on the adjustable-rate mortgage loans with their initial Adjustment Date two to five years after their origination (as the case may be) as borrowers seek to avoid changes in their monthly payments.

   The timing of changes in the rate of prepayments on the mortgage loans may significantly affect an investor's actual yield to maturity, even if the average rate of principal payments is consistent with an investor's expectation. In general, the earlier a prepayment of principal on the mortgage loans, the greater the effect on an investor's yield to maturity. The effect on an investor's yield as a result of principal payments occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the issuance of the certificates may not be offset by a subsequent like decrease (or increase) in the rate of principal payments.

   When a mortgagor prepays a mortgage loan in whole or in part prior to the due date in the related Prepayment Period for the mortgage loan, the mortgagor pays interest on the amount prepaid only to the date of prepayment instead of for the entire month. Absent sufficient Compensating Interest (to the extent available as described in this prospectus supplement to cover prepayment interest shortfalls resulting from principal prepayments), a shortfall will occur in the amount due to certificateholders since the certificateholders are generally entitled to receive a full month of interest. Also, when a mortgagor prepays a mortgage loan in part together with the scheduled payment for a month on or after the related due date, the principal balance of the mortgage loan is reduced by the amount in excess of the scheduled payment as of that due date, but the principal is not distributed to certificateholders until the Distribution Date in the next month; therefore, up to one month of interest shortfall accrues on the amount of such excess.

   To the extent that the amount of Compensating Interest is insufficient to cover the deficiency in interest payable as a result of the timing of a prepayment, the remaining deficiency will be allocated to the LIBOR Certificates, pro rata, according to the amount of interest to which each class of LIBOR Certificates would otherwise be entitled in reduction of that amount.

   The Pass-Through Rate for each class of LIBOR Certificates may be calculated by reference to the Loan Group I Cap, Loan Group II Cap or the WAC Cap. If the mortgage loans bearing higher interest rates, either through higher fixed-rates, or in the case of the adjustable-rate mortgage loans, higher margins or an increase in the Index (and consequently, higher net mortgage interest rates), were to prepay, the weighted average net mortgage interest rate would be lower than otherwise would be the case. In addition, changes in One-Month LIBOR (on which the Pass-Through Rates of the LIBOR Certificates are based) may not correlate with changes in the Six-Month LIBOR Loan Index. It is possible that a decrease in the Six-Month LIBOR Loan Index, which would be expected to result in faster prepayments, could occur simultaneously with an increased level of One-Month LIBOR. If the Pass-Through Rates on any class of LIBOR Certificates, calculated without reference to any applicable Loan Group I Cap, Loan Group II Cap, or the WAC Cap, were to be higher than those applicable caps, the Pass-Through Rate on those classes of certificates would be lower than otherwise would be the case. Although holders of those classes of certificates are entitled to receive any Basis Risk Carry Forward Amount from and to the extent of funds available in the Excess Reserve Fund Account and to the extent available for payment from the Supplemental Interest Trust, there is no assurance that those funds will be available or sufficient for those purposes. The ratings of the LIBOR Certificates do not address the likelihood of the payment of any Basis Risk Carry Forward Amount.

Overcollateralization Provisions

   The operation of the overcollateralization provisions of the pooling and servicing agreement will affect the weighted average lives of the Offered Certificates and consequently the yields to maturity of those certificates. If at any time the Overcollateralized Amount is less than the Specified Overcollateralized Amount, Total Monthly Excess Spread and certain amounts available in the Supplemental Interest Trust will be applied as distributions of principal to the class or classes of certificates then entitled to distributions of principal until the Overcollateralized Amount equals the Specified Overcollateralized Amount. This would have the effect of reducing the weighted average lives of those certificates. The actual Overcollateralized Amount may change from Distribution Date to Distribution Date producing uneven distributions of Total Monthly Excess Spread. There can be no assurance that the Overcollateralized Amount will never be less than the Specified Overcollateralized Amount.

   Total Monthly Excess Spread generally is a function of the excess of interest collected or advanced on the mortgage loans over the interest required to pay interest on the LIBOR Certificates and expenses at the Expense Fee Rate, as well as Net Swap Payments and Net Swap Receipts. Mortgage loans with higher net interest rates will contribute more interest to the Total Monthly Excess Spread. Mortgage loans with higher net interest rates may prepay faster than mortgage loans with relatively lower net interest rates in response to a given change in market interest rates. Any disproportionate prepayments of mortgage loans with higher net interest rates may adversely affect the amount of Total Monthly Excess Spread available to make accelerated payments of principal of the LIBOR Certificates.

   As a result of the interaction of the foregoing factors, the effect of the overcollateralization provisions on the weighted average lives of the LIBOR Certificates may vary significantly over time and from class to class.

Subordinated Certificates

   The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1, Class B-2 and Class B-3 certificates provide credit enhancement for the certificates that have a higher payment priority, and Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1, Class B-2 and Class B-3 certificates may absorb losses on the mortgage loans. The weighted average lives of, and the yields to maturity on, the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1, Class B-2 and Class B-3 certificates, in that order, will be progressively more sensitive to the rate and timing of mortgagor defaults and the severity of ensuing losses on the mortgage loans. If the actual rate and severity of losses on the mortgage loans are higher than those assumed by a holder of a related Subordinated Certificate, the actual yield to maturity on such holder's certificate may be lower than the yield expected by such holder based on that assumption. Realized losses on the mortgage loans will reduce the Class Certificate Balance of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1, Class B-2 and Class B-3 certificates then outstanding with the lowest relative payment priority if and to the extent that the aggregate Class Certificate Balances of all classes of certificates, following all distributions on a Distribution Date, exceed the aggregate Stated Principal Balances of the related mortgage loans. As a result of such a reduction of the Class Certificate Balance of a class of Subordinated Certificates, less interest will accrue on those classes of certificates than would otherwise be the case.

   The Principal Distribution Amount to be made to the holders of the LIBOR Certificates includes the net proceeds in respect of principal received upon the liquidation of a related mortgage loan. If such net proceeds are less than the unpaid principal balance of the liquidated mortgage loan, the aggregate Stated Principal Balances of the mortgage loans will decline more than the aggregate Class Certificate Balances of the Offered Certificates, thus reducing the amount of the overcollateralization. If such difference is not covered by the amount of the overcollateralization or excess interest, the class of Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1, Class B-2 and Class B-3 certificates then outstanding with the lowest relative payment priority will bear such loss. In addition, the

Subordinated Certificates will not be entitled to any principal distributions prior to the related Stepdown Date or during the continuation of a Trigger Event (unless all of the certificates with a higher relative payment priority have been paid in full). Because a Trigger Event may be based on the delinquency, as opposed to the loss, experience on the mortgage loans, a holder of a Subordinated Certificate may not receive distributions of principal for an extended period of time, even if the rate, timing and severity of realized losses on the applicable mortgage loans is consistent with such holder's expectations. Because of the disproportionate distribution of principal to the senior certificates, depending on the timing of realized losses, the Subordinated Certificates may bear a disproportionate percentage of the realized losses on the mortgage loans.

   For all purposes, the Class B-3 certificates will have the lowest payment priority of any class of Subordinated Certificates.

Effect on Yields Due to Rapid Prepayments

   Any net payment payable to the Swap Provider under the terms of the interest rate swap agreement will reduce amounts available for distribution to certificateholders, and may reduce the Pass-Through Rates on the LIBOR Certificates. This could adversely affect the yield to maturity on your certificates.

Weighted Average Lives of the LIBOR Certificates

   The weighted average life of a LIBOR Certificate is determined by (a) multiplying the amount of the reduction, if any, of the Class Certificate Balance of the certificate on each Distribution Date by the number of years from the date of issuance to that Distribution Date, (b) summing the results and (c) dividing the sum by the aggregate amount of the reductions in Class Certificate Balance of the certificate referred to in clause (a).

   For a discussion of the factors which may influence the rate of payments (including prepayments) of the mortgage loans, see "--Prepayment Considerations and Risks" above and "Yield and Prepayment Considerations" in the prospectus.

   In general, the weighted average lives of the LIBOR Certificates will be shortened if the level of prepayments of principal of the mortgage loans increases. However, the weighted average lives of the LIBOR Certificates will depend upon a variety of other factors, including the timing of changes in the rate of principal payments and the priority sequence of distributions of principal of the classes of certificates. See "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

   The interaction of the foregoing factors may have different effects on various classes of LIBOR Certificates and the effects on any class may vary at different times during the life of that class. Accordingly, no assurance can be given as to the weighted average life of any class of LIBOR Certificates. Further, to the extent the prices of the LIBOR Certificates represent discounts or premiums to their respective original Class Certificate Balances, variability in the weighted average lives of those classes of LIBOR Certificates will result in variability in the related yields to maturity. For an example of how the weighted average lives of the classes of Offered LIBOR Certificates may be affected at various constant percentages of the Prepayment Assumption, see "--Decrement Tables" below.

Decrement Tables

   The following tables indicate the percentages of the initial Class Certificate Balances of the classes of Offered LIBOR Certificates that would be outstanding after each of the Distribution Dates shown at various constant percentages of the applicable Prepayment Assumption and the corresponding weighted average lives of those classes. The tables have been prepared on the basis of the Structuring Assumptions. It is not likely that (i) all of the mortgage loans will have the characteristics assumed, (ii) all of the mortgage loans will prepay at the constant percentages of the applicable Prepayment Assumption specified in the tables or at any other constant rate or (iii) all of the mortgage loans will prepay at the same rate. Moreover, the diverse remaining terms to maturity and interest rates of the mortgage loans could produce slower or faster principal distributions than indicated in the tables at the specified constant percentages of the applicable Prepayment Assumption, even if the weighted average remaining term to maturity and weighted average interest rates of the mortgage loans are consistent with the remaining terms to maturity and interest rates of the mortgage loans specified in the Structuring Assumptions.

                              Prepayment Scenarios

                                       SCENARIO I    SCENARIO II    SCENARIO III    SCENARIO IV    SCENARIO V
------------------------------------   ----------    -----------    ------------    -----------    ----------
Fixed-rate mortgage loans (% of                 0%            75%            100%           125%          150%
Prepayment Assumption)
Adjustable-rate mortgage loans (% of            0%            75%            100%           125%          150%
Prepayment Assumption)

           Percent of Initial Class Certificate Balance Outstanding(1)

                                                         Class A-1                   Class A-2A
                                                    PREPAYMENT SCENARIO          PREPAYMENT SCENARIO
                                               ---------------------------   ---------------------------
DISTRIBUTION DATE                               I    II    III   IV     V     I    II    III   IV     V
--------------------------------------------   ---   ---   ---   ---   ---   ---   ---   ---   ---   ---
Initial Percentage..........................   100   100   100   100   100   100   100   100   100   100
January 2007................................    99    76    69    61    53    99    60    47    34    21
January 2008................................    98    48    33    19     7    98    10     0     0     0
January 2009................................    98    27    10     0     0    96     0     0     0     0
January 2010................................    97    22    10     0     0    95     0     0     0     0
January 2011................................    96    17    10     0     0    94     0     0     0     0
January 2012................................    95    13     7     0     0    92     0     0     0     0
January 2013................................    93     9     5     0     0    90     0     0     0     0
January 2014................................    92     7     3     0     0    87     0     0     0     0
January 2015................................    90     5     2     0     0    84     0     0     0     0
January 2016................................    88     4     1     0     0    81     0     0     0     0
January 2017................................    86     3     1     0     0    78     0     0     0     0
January 2018................................    84     2     1     0     0    74     0     0     0     0
January 2019................................    81     2    *      0     0    70     0     0     0     0
January 2020................................    78     1     0     0     0    65     0     0     0     0
January 2021................................    73     1     0     0     0    55     0     0     0     0
January 2022................................    69     1     0     0     0    49     0     0     0     0
January 2023................................    66    *      0     0     0    43     0     0     0     0
January 2024................................    62    *      0     0     0    37     0     0     0     0
January 2025................................    57     0     0     0     0    29     0     0     0     0
January 2026................................    52     0     0     0     0    21     0     0     0     0
January 2027................................    47     0     0     0     0    12     0     0     0     0
January 2028................................    41     0     0     0     0     2     0     0     0     0
January 2029................................    35     0     0     0     0     0     0     0     0     0
January 2030................................    30     0     0     0     0     0     0     0     0     0
January 2031................................    26     0     0     0     0     0     0     0     0     0
January 2032................................    21     0     0     0     0     0     0     0     0     0
January 2033................................    16     0     0     0     0     0     0     0     0     0
January 2034................................    11     0     0     0     0     0     0     0     0     0
January 2035................................     5     0     0     0     0     0     0     0     0     0
January 2036................................     0     0     0     0     0     0     0     0     0     0
Weighted Average Life to Maturity (years)(2)   19.36 2.90  2.02  1.29  1.09  14.99 1.20  0.95  0.78  0.66
Weighted Average Life to Call (years)(2)(3).   19.33 2.68  1.85  1.29  1.09  14.99 1.20  0.95  0.78  0.66

----------

(1)     Rounded to the nearest whole percentage.

(2)   The weighted average life of any class of certificates is determined by
      (i) multiplying the net reduction, if any, of the Class Certificate Balance by the number of years from the date of issuance of the certificates to the related Distribution Date, (ii) adding the results, and (iii) dividing them by the aggregate of the net reductions of the Class Certificate Balance described in clause (i).

(3) Calculation assumes the exercise of the 10% Optional Clean-up Call on the earliest possible date.

* Indicates an outstanding Class Certificate Balance greater than 0% and less than 0.5% of the original Class Certificate Balance.

           Percent of Initial Class Certificate Balance Outstanding(1)

                                                         Class A-2B                  Class A-2C
                                                    PREPAYMENT SCENARIO          PREPAYMENT SCENARIO
                                               ---------------------------   ---------------------------
DISTRIBUTION DATE                               I    II    III   IV     V     I    II    III   IV     V
--------------------------------------------   ---   ---   ---   ---   ---   ---   ---   ---   ---   ---
Initial Percentage..........................   100   100   100   100   100   100   100   100   100   100
January 2007................................   100   100   100   100   100   100   100   100   100   100
January 2008................................   100   100    46     0     0   100   100   100    65     1
January 2009................................   100    12     0     0     0   100   100    22     0     0
January 2010................................   100     0     0     0     0   100    88    22     0     0
January 2011................................   100     0     0     0     0   100    58    21     0     0
January 2012................................   100     0     0     0     0   100    36     4     0     0
January 2013................................   100     0     0     0     0   100    19     0     0     0
January 2014................................   100     0     0     0     0   100     6     0     0     0
January 2015................................   100     0     0     0     0   100     0     0     0     0
January 2016................................   100     0     0     0     0   100     0     0     0     0
January 2017................................   100     0     0     0     0   100     0     0     0     0
January 2018................................   100     0     0     0     0   100     0     0     0     0
January 2019................................   100     0     0     0     0   100     0     0     0     0
January 2020................................   100     0     0     0     0   100     0     0     0     0
January 2021................................   100     0     0     0     0   100     0     0     0     0
January 2022................................   100     0     0     0     0   100     0     0     0     0
January 2023................................   100     0     0     0     0   100     0     0     0     0
January 2024................................   100     0     0     0     0   100     0     0     0     0
January 2025................................   100     0     0     0     0   100     0     0     0     0
January 2026................................   100     0     0     0     0   100     0     0     0     0
January 2027................................   100     0     0     0     0   100     0     0     0     0
January 2028................................   100     0     0     0     0   100     0     0     0     0
January 2029................................    68     0     0     0     0   100     0     0     0     0
January 2030................................    39     0     0     0     0   100     0     0     0     0
January 2031................................    15     0     0     0     0   100     0     0     0     0
January 2032................................     0     0     0     0     0    90     0     0     0     0
January 2033................................     0     0     0     0     0    63     0     0     0     0
January 2034................................     0     0     0     0     0    34     0     0     0     0
January 2035................................     0     0     0     0     0     2     0     0     0     0
January 2036................................     0     0     0     0     0     0     0     0     0     0
Weighted Average Life to Maturity (years)(2)   23.68 2.72  2.00  1.72  1.45  27.4  5.56  3.26  2.12  1.83
Weighted Average Life to Call (years)(2)(3)    23.68 2.72  2.00  1.72  1.45  27.4  5.56  3.25  2.12  1.83

----------

(1)   Rounded to the nearest whole percentage.

(2)   The weighted average life of any class of certificates is determined by
      (i) multiplying the net reduction, if any, of the Class Certificate Balance by the number of years from the date of issuance of the certificates to the related Distribution Date, (ii) adding the results, and (iii) dividing them by the aggregate of the net reductions of the Class Certificate Balance described in clause (i).

(3) Calculation assumes the exercise of the 10% Optional Clean-up Call on the earliest possible date.

           Percent of Initial Class Certificate Balance Outstanding(1)

                                                         Class A-2D                  Class M-1
                                                    PREPAYMENT SCENARIO          PREPAYMENT SCENARIO
                                               ---------------------------   ---------------------------
DISTRIBUTION DATE                               I    II    III   IV     V     I    II    III   IV     V
--------------------------------------------   ---   ---   ---   ---   ---   ---   ---   ---   ---   ---
Initial Percentage..........................   100   100   100   100   100   100   100   100   100   100
January 2007................................   100   100   100   100   100   100   100   100   100   100
January 2008................................   100   100   100   100   100   100   100   100   100   100
January 2009................................   100   100   100     0     0   100   100   100   100   100
January 2010................................   100   100   100     0     0   100    68   100   100   100
January 2011................................   100   100   100     0     0   100    51    29   100    60
January 2012................................   100   100   100     0     0   100    38    20    70    32
January 2013................................   100   100    75     0     0   100    28    13    43    18
January 2014................................   100   100    51     0     0   100    21     9    26     5
January 2015................................   100    90    34     0     0   100    16     6    16     0
January 2016................................   100    68    23     0     0   100    12     4     5     0
January 2017................................   100    51    16     0     0   100     9     3     0     0
January 2018................................   100    38    11     0     0   100     7    *      0     0
January 2019................................   100    28     4     0     0   100     5     0     0     0
January 2020................................   100    21     0     0     0   100     4     0     0     0
January 2021................................   100    14     0     0     0   100     3     0     0     0
January 2022................................   100    10     0     0     0   100     0     0     0     0
January 2023................................   100     5     0     0     0   100     0     0     0     0
January 2024................................   100    *      0     0     0   100     0     0     0     0
January 2025................................   100     0     0     0     0   100     0     0     0     0
January 2026................................   100     0     0     0     0   100     0     0     0     0
January 2027................................   100     0     0     0     0   100     0     0     0     0
January 2028................................   100     0     0     0     0   100     0     0     0     0
January 2029................................   100     0     0     0     0   100     0     0     0     0
January 2030................................   100     0     0     0     0    93     0     0     0     0
January 2031................................   100     0     0     0     0    81     0     0     0     0
January 2032................................   100     0     0     0     0    67     0     0     0     0
January 2033................................   100     0     0     0     0    52     0     0     0     0
January 2034................................   100     0     0     0     0    36     0     0     0     0
January 2035................................   100     0     0     0     0    18     0     0     0     0
January 2036................................     0     0     0     0     0     0     0     0     0     0
Weighted Average Life to Maturity (years)(2)   29.44 11.75 8.62  2.65  2.10  26.95 6.07  5.39  7.08  5.62
Weighted Average Life to Call (years)(2)(3)    28.86 8.19  5.94  2.65  2.10  26.85 5.46  4.93  4.52  3.61

----------

(1)   Rounded to the nearest whole percentage.

(2)   The weighted average life of any class of certificates is determined by
      (i) multiplying the net reduction, if any, of the Class Certificate Balance by the number of years from the date of issuance of the certificates to the related Distribution Date, (ii) adding the results, and (iii) dividing them by the aggregate of the net reductions of the Class Certificate Balance described in clause (i).

(3) Calculation assumes the exercise of the 10% Optional Clean-up Call on the earliest possible date.

* Indicates an outstanding Class Certificate Balance greater than 0% and less than 0.5% of the original Class Certificate Balance.

           Percent of Initial Class Certificate Balance Outstanding(1)

                                                         Class M-2                   Class M-3
                                                    PREPAYMENT SCENARIO          PREPAYMENT SCENARIO
                                               ---------------------------   ---------------------------
DISTRIBUTION DATE                               I    II    III   IV     V     I    II    III   IV     V
--------------------------------------------   ---   ---   ---   ---   ---   ---   ---   ---   ---   ---
Initial Percentage..........................   100   100   100   100   100   100   100   100   100   100
January 2007................................   100   100   100   100   100   100   100   100   100   100
January 2008................................   100   100   100   100   100   100   100   100   100   100
January 2009................................   100   100   100   100   100   100   100   100   100   100
January 2010................................   100    68    77   100    29   100    68    44    73    16
January 2011................................   100    51    29    33     8   100    51    29    16     8
January 2012................................   100    38    20    10     4   100    38    20    10     4
January 2013................................   100    28    13     6     1   100    28    13     6     0
January 2014................................   100    21     9     4     0   100    21     9     4     0
January 2015................................   100    16     6     0     0   100    16     6     0     0
January 2016................................   100    12     4     0     0   100    12     4     0     0
January 2017................................   100     9     3     0     0   100     9     1     0     0
January 2018................................   100     7     0     0     0   100     7     0     0     0
January 2019................................   100     5     0     0     0   100     5     0     0     0
January 2020................................   100     4     0     0     0   100     4     0     0     0
January 2021................................   100     1     0     0     0   100     0     0     0     0
January 2022................................   100     0     0     0     0   100     0     0     0     0
January 2023................................   100     0     0     0     0   100     0     0     0     0
January 2024................................   100     0     0     0     0   100     0     0     0     0
January 2025................................   100     0     0     0     0   100     0     0     0     0
January 2026................................   100     0     0     0     0   100     0     0     0     0
January 2027................................   100     0     0     0     0   100     0     0     0     0
January 2028................................   100     0     0     0     0   100     0     0     0     0
January 2029................................   100     0     0     0     0   100     0     0     0     0
January 2030................................    93     0     0     0     0    93     0     0     0     0
January 2031................................    81     0     0     0     0    81     0     0     0     0
January 2032................................    67     0     0     0     0    67     0     0     0     0
January 2033................................    52     0     0     0     0    52     0     0     0     0
January 2034................................    36     0     0     0     0    36     0     0     0     0
January 2035................................    18     0     0     0     0    18     0     0     0     0
January 2036................................    .0     0     0     0     0     0     0     0     0     0
Weighted Average Life to Maturity (years)(2)   26.95 6.04  5.05  5.01  3.96  26.95 6.03  4.89  4.49  3.55
Weighted Average Life to Call (years)(2)(3)    26.85 5.44  4.60  4.48  3.56  26.85 5.44  4.45  4.14  3.29

----------

(1)   Rounded to the nearest whole percentage.

(2)   The weighted average life of any class of certificates is determined by
      (i) multiplying the net reduction, if any, of the Class Certificate Balance by the number of years from the date of issuance of the certificates to the related Distribution Date, (ii) adding the results, and (iii) dividing them by the aggregate of the net reductions of the Class Certificate Balance described in clause (i).

(3) Calculation assumes the exercise of the 10% Optional Clean-up Call on the earliest possible date.

           Percent of Initial Class Certificate Balance Outstanding(1)

                                                         Class M-4                   Class M-5
                                                    PREPAYMENT SCENARIO          PREPAYMENT SCENARIO
                                               ---------------------------   ---------------------------
DISTRIBUTION DATE                               I    II    III   IV     V     I    II    III   IV     V
--------------------------------------------   ---   ---   ---   ---   ---   ---   ---   ---   ---   ---
Initial Percentage..........................   100   100   100   100   100   100   100   100   100   100
January 2007................................   100   100   100   100   100   100   100   100   100   100
January 2008................................   100   100   100   100   100   100   100   100   100   100
January 2009................................   100   100   100   100    55   100   100   100   100    30
January 2010................................   100    68    44    27    16   100    68    44    27    16
January 2011................................   100    51    29    16     8   100    51    29    16     8
January 2012................................   100    38    20    10     4   100    38    20    10     4
January 2013................................   100    28    13     6     0   100    28    13     6     0
January 2014................................   100    21     9     3     0   100    21     9     0     0
January 2015................................   100    16     6     0     0   100    16     6     0     0
January 2016................................   100    12     4     0     0   100    12     4     0     0
January 2017................................   100     9     0     0     0   100     9     0     0     0
January 2018................................   100     7     0     0     0   100     7     0     0     0
January 2019................................   100     5     0     0     0   100     5     0     0     0
January 2020................................   100     4     0     0     0   100     1     0     0     0
January 2021................................   100     0     0     0     0   100     0     0     0     0
January 2022................................   100     0     0     0     0   100     0     0     0     0
January 2023................................   100     0     0     0     0   100     0     0     0     0
January 2024................................   100     0     0     0     0   100     0     0     0     0
January 2025................................   100     0     0     0     0   100     0     0     0     0
January 2026................................   100     0     0     0     0   100     0     0     0     0
January 2027................................   100     0     0     0     0   100     0     0     0     0
January 2028................................   100     0     0     0     0   100     0     0     0     0
January 2029................................   100     0     0     0     0   100     0     0     0     0
January 2030................................    93     0     0     0     0    93     0     0     0     0
January 2031................................    81     0     0     0     0    81     0     0     0     0
January 2032................................    67     0     0     0     0    67     0     0     0     0
January 2033................................    52     0     0     0     0    52     0     0     0     0
January 2034................................    36     0     0     0     0    36     0     0     0     0
January 2035................................    18     0     0     0     0    18     0     0     0     0
January 2036................................    .0     0     0     0     0     0     0     0     0     0
Weighted Average Life to Maturity (years)(2)   26.95 6.01  4.80  4.26  3.38  26.95 5.99  4.73  4.11  3.28
Weighted Average Life to Call (years)(2)(3)    26.85 5.43  4.37  3.93  3.12  26.85 5.43  4.32  3.79  3.03

----------

(1)   Rounded to the nearest whole percentage.

(2)   The weighted average life of any class of certificates is determined by
      (i) multiplying the net reduction, if any, of the Class Certificate Balance by the number of years from the date of issuance of the certificates to the related Distribution Date, (ii) adding the results, and (iii) dividing them by the aggregate of the net reductions of the Class Certificate Balance described in clause (i).

(3) Calculation assumes the exercise of the 10% Optional Clean-up Call on the earliest possible date.

           Percent of Initial Class Certificate Balance Outstanding(1)

                                                         Class M-6                   Class M-7
                                                    PREPAYMENT SCENARIO          PREPAYMENT SCENARIO
                                               ---------------------------   ---------------------------
DISTRIBUTION DATE                               I    II    III   IV     V     I    II    III   IV     V
--------------------------------------------   ---   ---   ---   ---   ---   ---   ---   ---   ---   ---
Initial Percentage..........................   100   100   100   100   100   100   100   100   100   100
January 2007................................   100   100   100   100   100   100   100   100   100   100
January 2008................................   100   100   100   100   100   100   100   100   100   100
January 2009................................   100   100   100   100    30   100   100   100   100    30
January 2010................................   100    68    44    27    16   100    68    44    27    16
January 2011................................   100    51    29    16     8   100    51    29    16     8
January 2012................................   100    38    20    10     1   100    38    20    10     0
January 2013................................   100    28    13     6     0   100    28    13     5     0
January 2014................................   100    21     9     0     0   100    21     9     0     0
January 2015................................   100    16     6     0     0   100    16     6     0     0
January 2016................................   100    12     0     0     0   100    12     0     0     0
January 2017................................   100     9     0     0     0   100     9     0     0     0
January 2018................................   100     7     0     0     0   100     7     0     0     0
January 2019................................   100     5     0     0     0   100    *      0     0     0
January 2020................................   100     0     0     0     0   100     0     0     0     0
January 2021................................   100     0     0     0     0   100     0     0     0     0
January 2022................................   100     0     0     0     0   100     0     0     0     0
January 2023................................   100     0     0     0     0   100     0     0     0     0
January 2024................................   100     0     0     0     0   100     0     0     0     0
January 2025................................   100     0     0     0     0   100     0     0     0     0
January 2026................................   100     0     0     0     0   100     0     0     0     0
January 2027................................   100     0     0     0     0   100     0     0     0     0
January 2028................................   100     0     0     0     0   100     0     0     0     0
January 2029................................   100     0     0     0     0   100     0     0     0     0
January 2030................................    93     0     0     0     0    93     0     0     0     0
January 2031................................    81     0     0     0     0    81     0     0     0     0
January 2032................................    67     0     0     0     0    67     0     0     0     0
January 2033................................    52     0     0     0     0    52     0     0     0     0
January 2034................................    36     0     0     0     0    36     0     0     0     0
January 2035................................    18     0     0     0     0    18     0     0     0     0
January 2036................................     0     0     0     0     0     0     0     0     0     0
Weighted Average Life to Maturity (years)(2)   26.95 5.96  4.67  3.99  3.20  26.95 5.93  4.61  3.89  3.13
Weighted Average Life to Call (years)(2)(3)    26.85 5.43  4.27  3.68  2.96  26.85 5.42  4.24  3.60  2.90

----------

(1)   Rounded to the nearest whole percentage.

(2)   The weighted average life of any class of certificates is determined by
      (i) multiplying the net reduction, if any, of the Class Certificate Balance by the number of years from the date of issuance of the certificates to the related Distribution Date, (ii) adding the results, and (iii) dividing them by the aggregate of the net reductions of the Class Certificate Balance described in clause (i).

(3) Calculation assumes the exercise of the 10% Optional Clean-up Call on the earliest possible date.

* Indicates an outstanding Class Certificate Balance greater than 0% and less than 0.5% of the original Class Certificate Balance.

           Percent of Initial Class Certificate Balance Outstanding(1)

                                                        Class M -8
                                                   PREPAYMENT SCENARIO
                                               ---------------------------
DISTRIBUTION DATE                               I    II    III   IV     V
--------------------------------------------   ---   ---   ---   ---   ---
Initial Percentage                             100   100   100   100   100
January 2007                                   100   100   100   100   100
January 2008                                   100   100   100   100   100
January 2009                                   100   100   100   100    30
January 2010                                   100    68    44    27    16
January 2011                                   100    51    29    16     8
January 2012                                   100    38    20    10     0
January 2013                                   100    28    13     0     0
January 2014                                   100    21     9     0     0
January 2015                                   100    16     1     0     0
January 2016                                   100    12     0     0     0
January 2017                                   100     9     0     0     0
January 2018                                   100     5     0     0     0
January 2019                                   100     0     0     0     0
January 2020                                   100     0     0     0     0
January 2021                                   100     0     0     0     0
January 2022                                   100     0     0     0     0
January 2023                                   100     0     0     0     0
January 2024                                   100     0     0     0     0
January 2025                                   100     0     0     0     0
January 2026                                   100     0     0     0     0
January 2027                                   100     0     0     0     0
January 2028                                   100     0     0     0     0
January 2029                                   100     0     0     0     0
January 2030                                   .93     0     0     0     0
January 2031                                   .81     0     0     0     0
January 2032                                   .67     0     0     0     0
January 2033                                   .52     0     0     0     0
January 2034                                   .36     0     0     0     0
January 2035                                   .18     0     0     0     0
January 2036                                   ..0     0     0     0     0
Weighted Average Life to Maturity (years)(2)   26.94 5.89  4.56  3.81  3.06
Weighted Average Life to Call (years)(2)(3)    26.85 5.42  4.21  3.54  2.85

----------

(1)   Rounded to the nearest whole percentage.

(2)   The weighted average life of any class of certificates is determined by
      (i) multiplying the net reduction, if any, of the Class Certificate Balance by the number of years from the date of issuance of the certificates to the related Distribution Date, (ii) adding the results, and (iii) dividing them by the aggregate of the net reductions of the Class Certificate Balance described in clause (i).

(3) Calculation assumes the exercise of the 10% Optional Clean-up Call on the earliest possible date.

WAC Cap

   The information in the following table has been prepared in accordance with the Structuring Assumptions except for the following:

   o One-Month LIBOR and the Six-Month LIBOR Loan Index remain constant at 20.00%; and

   o prepayments on the mortgage loans occur at 100% of the Prepayment Assumption (i.e., Scenario III).

It is highly unlikely, however, that prepayments on the mortgage loans will occur at a constant rate of 100% of the Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual interest rates on the mortgage loans or the WAC Cap on any Distribution Date will conform to the corresponding rate set forth for that Distribution Date in the following table.

Distribution                    Loan           Loan
Date           WAC Cap (%)   Group I Cap   Group II Cap
------------   -----------   -----------   ------------
02/06              41.3847       41.2192        41.4533
03/06              21.7951       21.7476        21.8148
04/06              21.3737       21.3330        21.3906
05/06              21.2760       21.2340        21.2934
06/06              20.9696       20.9289        20.9865
07/06              20.8081       20.7659        20.8256
08/06              20.4299       20.3890        20.4469
09/06              20.1075       20.0662        20.1246
10/06              19.8519       19.8113        19.8687
11/06              19.3601       19.3209        19.3763
12/06              19.0838       19.0430        19.1006
01/07              18.5989       18.5592        18.6152
02/07              18.2327       18.1928        18.2492
03/07              18.2629       18.2183        18.2814
04/07              17.5308       17.4924        17.5466
05/07              17.3232       17.2836        17.3395
06/07              16.8644       16.8259        16.8804
07/07              16.6757       16.6356        16.6922
08/07              16.2261       16.1870        16.2422
09/07              15.9235       15.8790        15.9420
10/07              15.8839       16.0955        15.7965
11/07              12.0426       11.8469        12.1231
12/07              12.3233       12.0981        12.4162
01/08              12.0618       11.8397        12.1538
02/08              12.0565       11.8351        12.1490
03/08              12.5323       12.2933        12.6323
04/08              11.9713       11.8284        12.0311
05/08              12.7964       12.5103        12.9162
06/08              12.4587       12.1741        12.5779
07/08              12.6796       12.3849        12.8031
08/08              12.3360       12.0503        12.4558
09/08              12.2780       11.9899        12.3988
10/08              12.5927       12.3827        12.6808
11/08              12.2147       11.9671        12.3186
12/08              12.5379       12.2850        12.6437
01/09              12.1922       11.9487        12.2938
02/09              12.1726       11.9301        12.2734
03/09              13.1970       12.9251        13.3101
04/09              12.1658       12.0017        12.2340
05/09              13.2113       12.9558        13.3177
06/09              12.8345       12.5822        12.9395
07/09              13.1565       12.8955        13.2652
08/09              12.7716       12.5185        12.8770
09/09              12.7404       12.4870        12.8460
10/09              13.0882       12.8480        13.1883
11/09              12.9108       12.6947        13.0008
12/09              13.2425       13.0202        13.3352
01/10              12.8507       12.6350        12.9406
02/10              12.8197       12.6035        12.9098
03/10              13.9463       13.7062        14.0463
04/10              12.7722       12.5566        12.8620
05/10              13.2281       13.0575        13.2992
06/10              12.8346       12.6710        12.9027
07/10              13.1677       12.9979        13.2385
08/10              12.7734       12.6084        12.8422
09/10              12.7430       12.5773        12.8121
10/10              13.0871       12.9184        13.1574
11/10              12.7268       12.6090        12.7759
12/10              13.0801       12.9426        13.1374
01/11              12.6853       12.5514        12.7411
02/11              11.3538       11.2192        11.4100
03/11              12.5557       12.4057        12.6182
04/11              11.3273       11.1911        11.3841
05/11              11.6985       11.5656        11.7539
06/11              11.3128       11.1782        11.3689
07/11              11.6759       11.5360        11.7343
08/11              11.2857       11.1495        11.3425
09/11              11.2720       11.1350        11.3291
10/11              11.6336       11.4912        11.6929
11/11              11.2515       11.1211        11.3059
12/11              11.6174       11.4766        11.6761
01/12              11.2287       11.0917        11.2859
02/12              11.2147       11.0768        11.2722
03/12              11.9730       11.8249        12.0349
04/12              11.1865       11.0470        11.2446
05/12              11.5517       11.4151        11.6088
06/12              11.1697       11.0317        11.2273
07/12              11.5272       11.3838        11.5871
08/12              11.1410       11.0014        11.1993
09/12              11.1265       10.9861        11.1851
10/12              11.4824       11.3365        11.5433
11/12              11.1000       10.9624        11.1575
12/12              11.4562       11.3118        11.5165
01/13              11.0720       10.9314        11.1307
02/13              11.0573       10.9159        11.1163
03/13              12.2256       12.0682        12.2913
04/13              11.0276       10.8847        11.0873
05/13              11.3798       11.2313        11.4419
06/13              10.9978       10.8533        11.0582
07/13              11.3489       11.1987        11.4117
08/13              10.9678       10.8217        11.0289
09/13              10.9527       10.8058        11.0141
10/13              11.3022       11.1496        11.3660
11/13              10.9225       10.7740        10.9845
12/13              11.2709       11.1166        11.3353
01/14              10.8920       10.7420        10.9547
02/14              10.8768       10.7260        10.9398
03/14              12.0252       11.8574        12.0953
04/14              10.8461       10.6938        10.9097
05/14              11.1917       11.0335        11.2578
06/14              10.8153       10.6614        10.8795
07/14              11.1598       11.0001        11.2265
08/14              10.7843       10.6290        10.8492
09/14              10.7688       10.6127        10.8340
10/14              11.1117       10.9496        11.1794
11/14              10.7376       10.5801        10.8035
12/14              11.0794       10.9158        11.1478
01/15              10.7064       10.5473        10.7728
02/15              10.6907       10.5309        10.7574
03/15              11.8188       11.6411        11.8930
04/15              10.6593       10.4981        10.7266
05/15              10.9983       10.8310        11.0682
06/15              10.6278       10.4652        10.6957
07/15              10.9657       10.7969        11.0362
08/15              10.5962       10.4321        10.6647
09/15              10.5803       10.4156        10.6491
10/15              10.9166       10.7457        10.9880
11/15              10.5486       10.3825        10.6180
12/15              10.8838       10.7115        10.9558
1/16               10.5168       10.3493        10.5867

Rated Final Distribution Date and Last Scheduled Distribution Date

   The "Rated Final Distribution Date" for the certificates is the Distribution Date occurring in January 2036. Rated Final Distribution Date has the meaning set forth in "Ratings" in this prospectus supplement.

   The last scheduled Distribution Date for the certificates is the Distribution Date occurring in December 2045. The last scheduled Distribution Dates for all classes have been calculated as the Distribution Date in the month following the month in which the latest maturity date of any mortgage loan occurs.

   Since the rate of distributions in reduction of the Class Certificate Balance of each class of LIBOR Certificates will depend on the rate of payment (including prepayments) of the mortgage loans, the Class Certificate Balance of each class could be reduced to zero significantly earlier or later than the Rated Final Distribution Date. The rate of payments on the mortgage loans will depend on their particular characteristics, as well as on prevailing interest rates from time to time and other economic factors, and no assurance can be given as to the actual payment experience of the mortgage loans. See "--Prepayment Considerations and Risks" and "--Weighted Average Lives of the LIBOR Certificates" above and "Yield and Prepayment Considerations" in the prospectus.

                         FEDERAL INCOME TAX CONSEQUENCES

   The discussion in this section and in the section "Federal Income Tax Consequences" in the prospectus is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. The discussion below and in the prospectus does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. Investors may wish to consult their own tax advisors in determining the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of the Offered Certificates. References in this section and in the "ERISA Considerations" section of this prospectus supplement to the "Code" and "Sections" are to the Internal Revenue Code of 1986, as amended.

General

   The pooling and servicing agreement provides that certain segregated asset pools within the trust (exclusive, among other things, of the assets held in the Excess Reserve Fund Account, the Supplemental Interest Trust and certain other accounts specified in the pooling and servicing agreement and the right of each class of LIBOR Certificates to receive Basis Risk Carry Forward Amounts) will comprise multiple REMICs (the "Trust REMICs") organized in a tiered REMIC structure. Each class of LIBOR Certificates represents (exclusive of the right to receive Basis Risk Carry Forward Amounts) a regular interest (a "Regular Interest") in a Trust REMIC. The Class RC certificates will represent ownership of the sole class of residual interest in the Trust REMIC that holds the mortgage loans, the Class R certificates will represent ownership of the sole class of residual interest in certain other Trust REMICs, and the Class RX certificates will represent ownership of the sole class of residual interest in certain other Trust REMICs. In addition, each class of the LIBOR Certificates will represent a beneficial interest in the right to receive payments from the Excess Reserve Fund Account and the Supplemental Interest Trust. Elections will be made to treat each of the Trust REMICs as a REMIC for federal income tax purposes.

   Upon the issuance of the Offered Certificates, Cadwalader, Wickersham & Taft LLP will deliver its opinion to the effect that, assuming compliance with the pooling and servicing agreement, for federal income tax purposes, the Trust REMICs will each qualify as a REMIC within the meaning of Section 860D of the Code.

Taxation of Regular Interests

   A holder of a class of LIBOR Certificates will be treated for federal income tax purposes as owning an interest in the corresponding class of Regular Interests in the related Trust REMIC. In addition, the pooling and servicing agreement provides that each holder of a LIBOR Certificate will be treated as owning an interest in a limited recourse interest rate cap contract (each, a "Basis Risk Contract") representing the right to receive Basis Risk Carry Forward Amounts from the Excess Reserve Fund Account and the Supplemental Interest Trust. The Regular Interest component of a LIBOR Certificate will be entitled to receive interest and principal payments at the times and in the amounts equal to those made on the LIBOR Certificate to which it corresponds, except that (i) the maximum interest rate of that Regular Interest component will equal the lesser of the Loan Group I Cap or Loan Group II Cap, as applicable, or the WAC Cap, in each case computed for this purpose without regard to any Net Swap Receipts, (ii) Basis Risk Carry Forward Amounts will be deemed to include the excess, if any, of the Loan Group I Cap or Loan Group II Cap, as applicable, or the WAC Cap over the maximum interest rate specified in clause (i), and (iii) any Swap Termination Payment will be treated as being payable first from Net Monthly Excess Cashflow and second from amounts distributed on the Regular Interests. As a result of the foregoing, the amount of distributions on the Regular Interest component of a LIBOR Certificate may exceed the actual amount of distributions on the LIBOR Certificate.

   A holder of a LIBOR Certificate must allocate its purchase price for the LIBOR Certificate between its components--the Regular Interest component and, to the extent it has measurable value, the Basis Risk Contract component. To the extent the Basis Risk Contract component of a LIBOR Certificate has value, the Regular Interest component will be viewed as having been issued at a lesser premium or with an additional amount of original issue discount ("OID") (which could cause the total amount of OID to exceed a statutorily defined de minimis amount). See "Federal Income Tax Consequences--Treatment by the REMIC of OID, Market Discount, and Amortizable Premium" in the prospectus.

   Upon the sale, exchange, or other disposition of a LIBOR Certificate, the holder must allocate the amount realized between the components of the LIBOR Certificate based on the relative fair market values of those components at the time of sale. Assuming that a LIBOR Certificate is held as a "capital asset" within the meaning of Section 1221 of the Code, gain or loss on the disposition of an interest in the Basis Risk Contract component should be capital gain or loss, and gain or loss on the Regular Interest component will be treated as described in the prospectus under "Federal Income Tax Consequences--Gain or Loss on Disposition."

   Interest on the Regular Interest component of a LIBOR Certificate must be included in income by a holder under the accrual method of accounting, regardless of the holder's regular method of accounting. In addition, the Regular Interest components of the LIBOR Certificates could be considered to have been issued with OID. See "Federal Income Tax Consequences--Treatment by the REMIC of OID, Market Discount, and Amortizable Premium" in the prospectus. The prepayment assumption that will be used in determining the accrual of any OID and market discount, or the amortization of bond premium, if any, will be a rate equal to 100% of the related Prepayment Assumption, as set forth under "Prepayment and Yield Considerations--Structuring Assumptions" in this prospectus supplement. No representation is made that the mortgage loans will prepay at such a rate or at any other rate. OID must be included in income as it accrues on a constant yield method, regardless of whether the holder receives currently the cash attributable to such OID.

Residual Certificates

   The holders of the Residual Certificates must include the taxable income of the related REMIC in their federal taxable income. The Residual Certificates will remain outstanding for federal income tax purposes until there are no certificates of any other class outstanding. Prospective investors are cautioned that the Residual Certificates' REMIC taxable income and the tax liability on the Residual Certificates may exceed, and may substantially exceed, cash distributions to the holders of the Residual Certificates during certain periods, in which event, the holder's of the Residual Certificates must have sufficient alternative sources of funds to pay such tax liability. Furthermore, it is anticipated that all or a substantial portion of the taxable income of the related REMIC includible by the holders of the Residual Certificates will be treated as "excess inclusion" income, resulting in (i) the inability of such holder to use net operating losses to offset such income from the related REMIC,
(ii) the treatment of such income as "unrelated business taxable income" to certain holders who are otherwise tax exempt and (iii) the treatment of such income as subject to 30% withholding tax to certain non-U.S. investors, with no exemption or treaty reduction.

   The Residual Certificates will be considered to represent "noneconomic residual interests," with the result that transfers would be disregarded for federal income tax purposes if any significant purpose of the transferor was to impede the assessment or collection of tax. Accordingly, the Residual Certificates are subject to certain restrictions on transfer and any prospective transferee will be required to furnish the trustee with an affidavit as described in this prospectus supplement under "Description of the Certificates--Restrictions on Transfer of the Residual Certificates." See "Federal Income Tax Consequences--Tax Treatment of REMIC Regular Interests and Other Debt Instruments," and "-Tax Treatment of REMIC Residual Interests" in the prospectus.

   An individual, trust or estate that holds a Residual Certificate (whether such certificate is held directly or indirectly through certain pass through entities) also may have additional gross income with respect to, but may be subject to limitations on the deductibility of, servicing fees on the mortgage loans and other administrative expenses of the related REMIC in computing such holder's regular tax liability, and may not be able to deduct such fees or expenses to any extent in computing such holder's alternative minimum tax liability. Unless required otherwise by applicable authority, it is anticipated that such expenses will be allocated to the holder of the Class RC certificates. In addition, some portion of a purchaser's basis, if any, in a Residual Certificate may not be recovered until termination of the related REMIC. Furthermore, regulations have been issued concerning the federal income tax consequences of any consideration paid to a transferee on a transfer of the Residual Certificates, including any "safe harbor" payment described in the prospectus. See "Description of the Certificates--Restrictions on Transfer of the Residual Certificates" in this prospectus supplement and "Federal Income Tax Consequences--Tax Treatment of REMIC Residual Interests--Non-Recognition of Certain Transfers for Federal Income Tax Purposes," and "-Tax Treatment of REMIC Residual Interests" in the prospectus. Any transferee receiving consideration with respect to a Residual Certificate should consult its tax advisors.

   Due to the special tax treatment of residual interests, the effective after tax return of the Residual Certificates may be significantly lower than would be the case if the Residual Certificates were taxed as debt instruments, or may be negative.

   Prospective purchasers of the Residual Certificates should consider carefully the tax consequences of an investment in Residual Certificates discussed in the prospectus and should consult their own tax advisors with respect to those consequences. See "Federal Income Tax Consequences-Tax Treatment of REMIC Residual Interests" in the prospectus.

Status of the Offered Certificates

   The Residual Certificates and the Regular Interest components of the LIBOR Certificates will be treated as assets described in Section 7701(a)(19)(C) of the Code for a "domestic building and loan association," and as "real estate assets" under Section 856(c)(5)(B) of the Code for a "real estate investment trust" ("REIT"), generally, in the same proportion that the assets of the trust, exclusive of the Excess Reserve Fund Account and the Supplemental Interest Trust, would be so treated. In addition, to the extent the Regular Interest component of an Offered Certificate represents real estate assets under Section 856(c)(5)(B) of the Code, the interest derived from that component and the Residual Certificates would be interest on obligations secured by interests in real property for purposes of Section 856(c)(3)(B) of the Code for a REIT. The Basis Risk Contract components of the LIBOR Certificates will not, however, qualify as assets described in Section 7701(a)(19)(C) of the Code or as real estate assets under Section 856(c)(5)(B) of the Code.

The Basis Risk Contract Component

   Each holder of a LIBOR Certificate will be treated for federal income tax purposes as having entered into a notional principal contract pursuant to its rights to receive payment with respect to the Basis Risk Contract component on the date it purchases its certificate. The Basis Risk Contract components are beneficially owned by the holders of the LIBOR Certificates in the portion of the trust fund, exclusive of the REMICs, which is treated as a grantor trust for federal income tax purposes. The Internal Revenue Service (the "IRS") has issued final regulations under Section 446 of the Code relating to notional principal contracts (the "Notional Principal Contract Regulations").

   As indicated above, holders of the LIBOR Certificates must allocate the price they pay for such certificates between the Regular Interest component and the Basis Risk Contract component based on their relative fair market values. To the extent the Basis Risk Contract component is determined to have a value on the closing date that is greater than zero, a portion of such purchase price will be allocable to such rights, and such portion will be treated as a cap premium (the "Cap Premium") paid by holders of the LIBOR Certificates. A holder of a LIBOR Certificate will be required to amortize the Cap Premium under a level payment method as if the Cap Premium represented the present value of a series of equal payments made over the life of the Basis Risk Contract (adjusted to take into account decreases in notional principal amount), discounted at a rate equal to the rate used to determine the amount of the Cap Premium (or some other reasonable rate). Holders are urged to consult their tax advisors concerning the appropriate method of amortizing any Cap Premium. The Notional Principal Contract Regulations treat a nonperiodic payment made under a cap contract as a loan for federal income tax purposes if the payment is "significant." It is not known whether any Cap Premium would be treated in part as a loan under the Notional Principal Contract Regulations.

   Under the Notional Principal Contract Regulations (i) all taxpayers must recognize periodic payments with respect to a notional principal contract under the accrual method of accounting, and (ii) any periodic payments received under the applicable Basis Risk Contract must be netted against payments, if any, deemed made as a result of the Cap Premiums over the recipient's taxable year, rather than accounted for on a gross basis. Net income or deduction with respect to net payments under a Basis Risk Contract for a taxable year should constitute ordinary income or ordinary deduction. The IRS could contend the amount is capital gain or loss, but such treatment is unlikely, at least in the absence of further regulations. Any regulations requiring capital gain or loss treatment presumably would apply only prospectively.

   In addition, any amounts payable on a Regular Interest component in excess of the amount of payments on the LIBOR Certificates to which it relates as a result of certain Swap Termination Payments will be treated as having been received by the beneficial owners of such LIBOR Certificates and then paid by such owners to the Supplemental Interest Trust pursuant to the Basis Risk Contract, and such excess may be treated as a payment on a notional principal contract that is made by the beneficial owner during the applicable taxable year and that is taken into account in determining the beneficial owner's net income or net deduction with respect to the Basis Risk Contract for such taxable year. Although not clear, net income or a net deduction with respect to the Basis Risk Contract should be treated as ordinary income or as an ordinary deduction. Alternatively, such payments by beneficial owners of the LIBOR Certificates may be treated as a guarantee of the obligation of the holder of the Class X certificates to make payments under the interest rate swap agreement.

   Any amount of proceeds from the sale, redemption or retirement of a LIBOR Certificate that is considered to be allocated to the holder's rights under the applicable Basis Risk Contract would be considered a "termination payment" under the Notional Principal Contract Regulations allocable to that LIBOR Certificate. A holder of such LIBOR Certificate will have gain or loss from such a termination of a Basis Risk Contract equal to (i) any termination payment it received or is deemed to have received minus (ii) the unamortized portion of any Cap Premium paid (or deemed paid) by the beneficial owner upon entering into or acquiring its interest in a Basis Risk Contract.

   Gain or loss realized upon the termination of a Basis Risk Contract will generally be treated as capital gain or loss. Moreover, in the case of a bank or thrift institution, Section 582(c) of the Code would likely not apply to treat such gain or loss as ordinary.

   A beneficial owner's ability to recognize a net deduction with respect to the Basis Risk Contract component of a LIBOR Certificate or any such guarantee payment may be limited under Sections 67 and/or 68 of the Code in the case of
(1) estates and trusts and (2) individuals owning an interest in such component directly or through a "pass-through entity" (other than in connection with such individual's trade or business). Pass-through entities include partnerships, S corporations, grantor trusts and non-publicly offered regulated investment companies, but do not include estates, nongrantor trusts, cooperatives, real estate investment trusts and publicly offered regulated investment companies. Further, such a beneficial owner will not be able to recognize a net deduction with respect to the Basis Risk Contract component or any such guarantee payment in computing the beneficial owner's alternative minimum tax liability. Because a beneficial owner of a LIBOR Certificate will be required to include in income the amount deemed to have been paid by such owner pursuant to the Basis Risk Contract or such guarantee but may not be able to deduct that amount from income, a beneficial owner of a LIBOR Certificate may have income that exceeds cash distributions on the LIBOR Certificate, in any period and over the term of the LIBOR Certificate. As a result, the LIBOR Certificates may not be a suitable investment for any taxpayer whose net deduction with respect to the Basis Risk Contract or guarantee would be subject to the limitations described above. Subject to the foregoing, if for any year the amount of that year's amortized cost exceeds the sum of the periodic payments, such excess is allowable as an ordinary deduction.

Other Matters

   For a discussion of information reporting, backup withholding and taxation of foreign investors in the certificates, see "Federal Income Tax
Consequences--Backup Withholding" and "--Taxation of Certain Foreign Holders of Debt Instruments" in the prospectus.

                              STATE AND LOCAL TAXES

   The depositor makes no representations regarding the tax consequences of purchase, ownership or disposition of the LIBOR Certificates and the Residual Certificates under the tax laws of any state, local or other jurisdiction. Investors considering an investment in the LIBOR Certificates and the Residual Certificates may wish to consult their own tax advisors regarding these tax consequences.

                              ERISA CONSIDERATIONS

   The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Code, impose requirements on employee benefit plans subject to Title I of ERISA, and on certain other retirement plans and arrangements, including individual retirement accounts and annuities and Keogh plans, as well as on collective investment funds, separate accounts and other entities in which such plans, accounts or arrangements are invested (collectively, the "Plans") and on persons who bear certain relationships to such Plans. See "ERISA Considerations" in the prospectus.

   The U.S. Department of Labor (the "DOL") has granted to Goldman, Sachs & Co., the underwriter, an administrative exemption (Prohibited Transaction Exemption ("PTE") 89-88, Exemption Application No. D-7573, 54 Fed. Reg. 42582 (1989)) (the "Exemption") from certain of the prohibited transaction rules of ERISA with respect to the initial purchase, the holding and the subsequent resale by Plans of certificates representing interests in asset-backed pass-through trusts that consist of certain receivables, loans and other obligations that meet the conditions and requirements of the Exemption. The receivables covered by the Exemption include secured residential, commercial, and home equity loans such as the mortgage loans in the trust fund. The Exemption was amended by PTE 2000-58, Exemption Application No. D-10829, 65 Fed. Reg. 67765 (2000) and PTE 2002-41, Exemption Application No. D-11077, 67 Fed. Reg. 54487 (2002) to extend exemptive relief to certificates, including Subordinated Certificates, rated in the four highest generic rating categories in certain designated transactions, provided the conditions of the Exemption are met. The Exemption will apply to the acquisition, holding and resale of the Offered LIBOR Certificates (the "ERISA Eligible Certificates") by a Plan (subject to the discussion below concerning the interest rate swap agreement), provided that specific conditions (certain of which are described below) are met.

      Among the conditions which must be satisfied for the Exemption, as amended, to apply to the ERISA Eligible Certificates are the following:

                  (1) The acquisition of the ERISA Eligible Certificates by a
            Plan is on terms (including the price for the ERISA Eligible Certificates) that are at least as favorable to the Plan as they would be in an arm's length transaction with an unrelated party;

                  (2) The ERISA Eligible Certificates acquired by the Plan have received a rating at the time of such acquisition that is one of the four highest generic rating categories from S&P, Moody's or Fitch, Inc.;

                  (3) The trustee is not an affiliate of any other member of the
            Restricted Group (as defined below) other than an underwriter;

                  (4) The sum of all payments made to and retained by the
            underwriter in connection with the distribution of the ERISA Eligible Certificates represents not more than reasonable compensation for underwriting the ERISA Eligible Certificates. The sum of all payments made to and retained by the depositor pursuant to the sale of the ERISA Eligible Certificates to the trust fund represents not more than the fair market value of such mortgage loans. The sum of all payments made to and retained by the servicer represents not more than reasonable compensation for the servicer's services under the pooling and servicing agreement and reimbursement of the servicer's reasonable expenses in connection with its services; and

                  (5) The Plan investing in the ERISA Eligible Certificates is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933, as amended.

   Moreover, the Exemption would provide relief from certain self-dealing/conflict of interest prohibited transactions that may arise when a Plan fiduciary causes a Plan to acquire certificates in a trust containing receivables on which the fiduciary (or its affiliate) is an obligor only if, among other requirements, (i) in the case of the acquisition of ERISA Eligible Certificates in connection with the initial issuance, at least 50% of each class of ERISA Eligible Certificates and at least 50% of the aggregate interests in the trust fund are acquired by persons independent of the Restricted Group (as defined below), (ii) the Plan's investment in ERISA Eligible Certificates does not exceed 25% of each class of ERISA Eligible Certificates outstanding at the time of the acquisition, (iii) immediately after the acquisition, no more than 25% of the assets of any Plan for which the fiduciary has discretionary authority or renders investment advice are invested in certificates representing an interest in one or more trusts containing assets sold or serviced by the same entity, and (iv) the fiduciary or its affiliate is an obligor with respect to obligations representing no more than 5% of the fair market value of the obligations in the trust. This relief is not available to Plans sponsored by the depositor, the underwriter, the trustee, the servicer, the Swap Provider, any obligor with respect to mortgage loans included in the trust fund constituting more than 5% of the aggregate unamortized principal balance of the assets in the trust fund, or any affiliate of such parties (the "Restricted Group").

   Except as provided below with respect to the interest rate swap agreement, the depositor believes that the Exemption will apply to the acquisition and holding by Plans of the ERISA Eligible Certificates sold by the underwriter and that all conditions of the Exemption other than those within the control of the investors have been met. In addition, as of the date of this prospectus supplement, there is no obligor with respect to mortgage loans included in the trust fund constituting more than five percent of the aggregate unamortized principal balance of the assets of the trust fund.

   Each purchaser that is a Plan or that is investing on behalf of or with plan assets of a Plan in reliance on the Exemption will be deemed to represent that it qualifies as an accredited investor as defined in Rule 501(a)(1) of Regulation D of the Securities Act.

   The rating of a certificate may change. If a class of certificates no longer has a rating of at least BBB- or its equivalent, then certificates of that class will no longer be eligible for relief under the Exemption, and consequently may not be purchased by or sold to a Plan (although a Plan that had purchased the certificates when it had a permitted rating would not be required by the Exemption to dispose of it).

   The interest rate swap agreement does not meet all of the requirements for an "eligible swap" under the Exemption, and consequently is not eligible for the exemptive relief available under the Exemption. For ERISA purposes, an interest in a class of LIBOR Certificates should represent beneficial interest in two assets, (i) the right to receive payments with respect to the applicable class without taking into account payments made or received with respect to the interest rate swap agreement and (ii) the rights and obligations under the interest rate swap agreement. A Plan's purchase and holding of an ERISA Eligible Certificate could constitute or otherwise result in a prohibited transaction under ERISA and Section 4975 of the Code between the Plan and the Swap Provider unless an exemption is available.

   Accordingly, as long as the interest rate swap agreement is in effect, no Plan or other person using Plan assets may acquire or hold any interest in an ERISA Eligible Certificate unless such acquisition or holding is eligible for the exemptive relief available under Department of Labor Prohibited Transaction Class Exemption ("PTCE") 84-14 (for transactions by independent "qualified professional asset managers"), PTCE 91-38 (for transactions by bank collective investment funds), PTCE 90-1 (for transactions by insurance company pooled separate accounts), PTCE 95-60 (for transactions by insurance company general accounts) or PTCE 96-23 (for transactions effected by "in-house asset managers") or similar exemption under similar law (collectively, the "Investor-Based Exemptions"). It should be noted, however, that even if the conditions specified in one or more of the Investor-Based Exemptions are met, the scope of relief provided by the Investor-Based Exemptions may not necessarily cover all acts that might be construed as prohibited transactions. Plan fiduciaries should consult their legal counsel concerning these issues. As long as the interest rate swap agreement is in effect, each beneficial owner of an ERISA Eligible Certificate, or any interest in an ERISA Eligible Certificate, shall be deemed to have represented that either (i) it is not a Plan or person using Plan assets or (ii) its acquisition and holding of such certificate are eligible for the exemptive relief available under at least one of the Investor-Based Exemptions.

   Employee benefit plans that are governmental plans (as defined in section 3(32) of ERISA) and certain church plans (as defined in section 3(33) of ERISA) are not subject to ERISA requirements. However, such plans may be subject to applicable provisions of other federal and state laws materially similar to the provisions of ERISA or the Code (any such applicable law, "Similar Law").

   Any Plan fiduciary who proposes to cause a Plan to purchase ERISA Eligible Certificates should consult with its own counsel with respect to the potential consequences under ERISA and the Code of the Plan's acquisition and ownership of ERISA Eligible Certificates. Assets of a Plan or individual retirement account should not be invested in the ERISA Eligible Certificates unless it is clear that the assets of the trust fund will not be plan assets or unless it is clear that the Exemption and, as long as the interest rate swap agreement is in effect, one or more of the Investor-Based Exemptions will apply and exempt all potential prohibited transactions.

   The Residual Certificates may not be purchased by or transferred to a Plan or any other person investing "plan assets" of any Plan (or any plan subject to Similar Law). Accordingly, the preceding discussion does not purport to discuss any considerations under ERISA, the Code or Similar Law with respect to the purchase, acquisition or resale of the Residual Certificates.

                                LEGAL INVESTMENT

   The Offered Certificates will not constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended, and as a result, the appropriate characterization of the Offered Certificates under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase the Offered Certificates, is subject to significant interpretive uncertainties.

   No representations are made as to the proper characterization of the Offered Certificates for legal investment, financial institution regulatory purposes, or other purposes, or as to the ability of particular investors to purchase the Offered Certificates under applicable legal investment restrictions. The uncertainties described above and any unfavorable future determinations concerning the legal investment or financial institution regulatory characteristics of the Offered Certificates may adversely affect the liquidity of the Offered Certificates.

   Accordingly, all investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements, or review by regulatory authorities should consult their own legal advisors in determining whether, and to what extent, the Offered Certificates will constitute legal investments for them or are subject to investment, capital or other restrictions.

   See "Legal Investment" in the prospectus.

                                  LEGAL MATTERS

   The validity of the certificates and certain federal income tax matters will be passed upon for the depositor and the underwriter by Cadwalader, Wickersham & Taft LLP, New York, New York.

                          REPORTS TO CERTIFICATEHOLDERS

   The trustee will be required to prepare and make available to the certificateholders statements containing information with respect to principal and interest payments and the trust as is described in this prospectus supplement. See "Description of the Certificates--Reports to Certificateholders" in this prospectus supplement. Copies of these statements will be filed with the SEC through its EDGAR system located at "http://www.sec.gov" under the name of "GSAMP Trust 2006-HE1" as an exhibit to the monthly distribution reports on Form 10-D for the certificates for so long as the trust is subject to the reporting requirement of the Securities Exchange Act of 1934, as amended. In addition, the servicer will be required to furnish to the trustee or the depositor, as applicable, the compliance statements, assessments of compliance and Attestation Reports detailed under "Pooling and Servicing Agreement--Servicer Reports" in this prospectus supplement. Copies of these statements and reports will be filed with the SEC under the name of the trust as an exhibit to the trust's annual statement on Form 10-K for the Offered Certificates.

                                     RATINGS

   In order to be issued, the Offered Certificates must be assigned ratings not lower than the following by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("S&P"), and Moody's Investors Service, Inc. ("Moody's"):

Class   S&P   Moody's
-----   ---   -------
A-1..   AAA     AAA
A-2A.   AAA     AAA
A-2B.   AAA     AAA
A-2C.   AAA     AAA
A-2D.   AAA     AAA
M-1..   AA+     Aa1
M-2..   AA      Aa2
M-3..   AA-     Aa3
M-4..   A+      A1
M-5..    A      A2
M-6..   A-      A3
M-7..   A-     Baa1
M-8..   A-     Baa2
R....   AAA     N/A
RC...   AAA     N/A
RX...   AAA     N/A

   A securities rating addresses the likelihood of the receipt by a certificateholder of distributions on the mortgage loans to which they are entitled to by the Rated Final Distribution Date. The rating takes into consideration the characteristics of the mortgage loans and the structural, legal and tax aspects associated with the certificates. The ratings on the Offered Certificates do not, however, constitute statements regarding the likelihood or frequency of prepayments on the mortgage loans, the payment of the Basis Risk Carry Forward Amount or the possibility that a holder of an Offered Certificate might realize a lower than anticipated yield. Explanations of the significance of such ratings may be obtained from Standard & Poor's Ratings Services, 55 Water Street, New York, New York 10041 and Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007.

   A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating. S&P and Moody's will monitor the ratings assigned to the Offered Certificates while the Offered Certificates remain outstanding. In the event that the ratings initially assigned to any of the Offered Certificates by S&P or Moody's are subsequently lowered for any reason, no person or entity is obligated to provide any additional support or credit enhancement with respect to such Offered Certificates.

                                GLOSSARY OF TERMS

   The following terms have the meanings given below when used in this prospectus supplement.

   "Accrued Certificate Interest" means, for each class of LIBOR Certificates on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related Class Certificate Balance immediately prior to such Distribution Date at the related Pass-Through Rate, as reduced by that class's share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act or any similar state statute, as described in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

   "Adjustment Date" has the meaning set forth in "The Mortgage Loan Pool--Adjustable-Rate Mortgage Loans" in this prospectus supplement.

   "Applied Realized Loss Amount" has the meaning set forth in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

   "ARM" means an adjustable-rate mortgage loan.

   "Available Funds" means, with respect to any Distribution Date, the sum of the following amounts, to the extent received by the trustee, with respect to the mortgage loans, net of amounts payable or reimbursable to the depositor, the servicer, the custodians and the trustee, if any, payable with respect to that Distribution Date: (1) the aggregate amount of monthly payments on the mortgage loans due on the due date in the related Due Period and received by the servicer on or prior to the related Determination Date, after deduction of the applicable servicing fee and the trustee fee for that Distribution Date, together with any related P&I Advance for that Distribution Date, (2) certain unscheduled payments in respect of the mortgage loans received by the servicer during the related Prepayment Period, including prepayments, Insurance Proceeds, Condemnation Proceeds and net Liquidation Proceeds, excluding Prepayment Premiums, (3) Compensating Interest payments in respect of prepayment interest shortfalls for that Distribution Date, (4) the proceeds from repurchases of mortgage loans and any Substitution Adjustment Amounts received in connection with the substitution of mortgage loans with respect to that Distribution Date, (5) any Net Swap Receipts for such Distribution Date and (6) all proceeds received with respect to any Optional Clean-up Call. The holders of the Class P certificates will be entitled to all Prepayment Premiums received on the mortgage loans and such amounts will not be part of Available Funds or available for distribution to the holders of the Offered Certificates.

   "Basic Principal Distribution Amount" means, with respect to any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount for that Distribution Date over (ii) the Excess Overcollateralized Amount, if any, for that Distribution Date.

   "Basis Risk Carry Forward Amount" has the meaning set forth in "Description of the Certificates--Excess Reserve Fund Account" in this prospectus supplement.

   "Basis Risk Contracts" has the meaning set forth in "Federal Income Tax Consequences--Taxation of Regular Interests" in this prospectus supplement.

   "Basis Risk Payment" has the meaning set forth in "Description of the Certificates--Excess Reserve Fund Account" in this prospectus supplement.

    "Class A" means the Class A-1, Class A-2A, Class A-2B, Class A-2C and Class A-2D certificates, collectively.

   "Class A Certificate Group" means the Class A-1 Certificate Group or the Class A-2 Certificate Group, as applicable.

   "Class A Principal Allocation Percentage" for any Distribution Date is the percentage equivalent of a fraction, determined as follows:

         (i) with respect to the Class A-1 Certificate Group, a fraction, the numerator of which is the portion of the Principal Remittance Amount for that Distribution Date that is attributable to the principal received or advanced on the group I mortgage loans and the denominator of which is the Principal Remittance Amount for that Distribution Date; and

         (ii) with respect to the Class A-2 Certificate Group, a fraction, the numerator of which is the portion of the Principal Remittance Amount for that Distribution Date that is attributable to the principal received or advanced on the group II mortgage loans and the denominator of which is the Principal Remittance Amount for that Distribution Date.

   "Class A Principal Distribution Amount" means, with respect to any Distribution Date, the excess of (a) the aggregate Class Certificate Balance of the Class A certificates immediately prior to that Distribution Date over (b) the lesser of (x) 49.50% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (y) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over the Overcollateralization Floor.

   "Class A-1 Certificate Group" means the Class A-1 certificates.

   "Class A-2 Certificate Group" means the Class A-2A, Class A-2B, Class A-2C and Class A-2D certificates, collectively.

   "Class B-1 Principal Distribution Amount" means, with respect to any Distribution Date, the excess of (i) the sum of (a) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that Distribution
Date), (b) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for that Distribution Date), (c) the Class Certificate Balance of the Class M-2 certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount for that Distribution Date), (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount for that Distribution Date), (e) the Class Certificate Balance of the Class M-4 certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount for that Distribution Date), (f) the Class Certificate Balance of the Class M-5 certificates (after taking into account the distribution of the Class M-5 Principal Distribution Amount for that Distribution Date), (g) the Class Certificate Balance of the Class M-6 certificates (after taking into account the distribution of the Class M-6 Principal Distribution Amount for that Distribution Date) , (h) the Class Certificate Balance of the Class M-7 certificates (after taking into account the distribution of the Class M-7 Principal Distribution Amount for that Distribution Date) , (i) the Class Certificate Balance of the Class M-8 certificates (after taking into account the distribution of the Class M-8 Principal Distribution Amount for that Distribution Date) and (j) the Class Certificate Balance of the Class B-1 certificates immediately prior to that Distribution Date, over the lesser of (a) 88.20% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over the Overcollateralization Floor.

   "Class B-2 Principal Distribution Amount" means, with respect to any Distribution Date, the excess of (i) the sum of (a) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that Distribution
Date), (b) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for that Distribution Date), (c) the Class Certificate Balance of the Class M-2 certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount for that Distribution Date), (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount for that Distribution Date), (e) the Class Certificate Balance of the Class M-4 certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount for that Distribution Date), (f) the Class Certificate Balance of the Class M-5 certificates (after taking into account the distribution of the Class M-5

Principal Distribution Amount for that Distribution Date), (g) the Class Certificate Balance of the Class M-6 certificates (after taking into account the distribution of the Class M-6 Principal Distribution Amount for that Distribution Date), (h) the Class Certificate Balance of the Class M-7 certificates (after taking into account the distribution of the Class M-7 Principal Distribution Amount for that Distribution Date), (i) the Class Certificate Balance of the Class M-8 certificates (after taking into account the distribution of the Class M-8 Principal Distribution Amount for that Distribution Date), (j) the Class Certificate Balance of the Class B-1 certificates (after taking into account the distribution of the Class B-1 Principal Distribution Amount for that Distribution Date) and (k) the Class Certificate Balance of the Class B-2 certificates immediately prior to that Distribution Date, over the lesser of (a) 90.60% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over the Overcollateralization Floor.

   "Class B-3 Principal Distribution Amount" means, with respect to any Distribution Date, the excess of (i) the sum of (a) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that Distribution
Date), (b) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for that Distribution Date), (c) the Class Certificate Balance of the Class M-2 certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount for that Distribution Date), (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount for that Distribution Date), (e) the Class Certificate Balance of the Class M-4 certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount for that Distribution Date), (f) the Class Certificate Balance of the Class M-5 certificates (after taking into account the distribution of the Class M-5 Principal Distribution Amount for that Distribution Date), (g) the Class Certificate Balance of the Class M-6 certificates (after taking into account the distribution of the Class M-6 Principal Distribution Amount for that Distribution Date), (h) the Class Certificate Balance of the Class M-7 certificates (after taking into account the distribution of the Class M-7 Principal Distribution Amount for that Distribution Date), (i) the Class Certificate Balance of the Class M-8 certificates (after taking into account the distribution of the Class M-8 Principal Distribution Amount for that Distribution Date), (j) the Class Certificate Balance of the Class B-1 certificates (after taking into account the distribution of the Class B-1 Principal Distribution Amount for that Distribution Date), (k) the Class Certificate Balance of the Class B-2 certificates (after taking into account the distribution of the Class B-2 Principal Distribution Amount for that Distribution Date) and (l) the Class Certificate Balance of the Class B-3 certificates immediately prior to that Distribution Date, over the lesser of (a) 92.80% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over the Overcollateralization Floor.

   "Class Certificate Balance" means, with respect to any class of LIBOR Certificates as of any Distribution Date, the initial Class Certificate Balance of that class reduced by the sum of:

   o all amounts previously distributed to holders of certificates of that class as payments of principal, and

   o the amount of any Applied Realized Loss Amounts previously allocated to that class of certificates;

provided, however, that immediately following the Distribution Date on which a Subsequent Recovery is distributed, the Class Certificate Balances of any class or classes of certificates that have been previously reduced by Applied Realized Loss Amounts will be increased, in order of seniority, by the amount of the Subsequent Recovery distributed on such Distribution Date (up to the amount of Applied Realized Loss Amounts allocated to such class or classes).

   "Class M-1 Principal Distribution Amount" means, with respect to any Distribution Date, the excess of (i) the sum of (a) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that Distribution
Date) and (b) the Class Certificate Balance of the Class M-1 certificates immediately prior to that Distribution Date over

(ii) the lesser of (a) 57.40% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over the Overcollateralization Floor.

   "Class M-2 Principal Distribution Amount" means, with respect to any Distribution Date, the excess of (i) the sum of (a) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that Distribution
Date), (b) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for that Distribution Date) and (c) the Class Certificate Balance of the Class M-2 certificates immediately prior to that Distribution Date over
(ii) the lesser of (a) 64.70% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over the Overcollateralization Floor.

   "Class M-3 Principal Distribution Amount" means, with respect to any Distribution Date, the excess of (i) the sum of (a) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that Distribution
Date), (b) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for that Distribution Date), (c) the Class Certificate Balance of the Class M-2 certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount for that Distribution Date) and (d) the Class Certificate Balance of the Class M-3 certificates immediately prior to that Distribution Date, over the lesser of (a) 69.10% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over the Overcollateralization Floor.

   "Class M-4 Principal Distribution Amount" means, with respect to any Distribution Date, the excess of (i) the sum of (a) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that Distribution
Date), (b) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for that Distribution Date), (c) the Class Certificate Balance of the Class M-2 certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount for that Distribution Date), (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount for that Distribution Date) and (e) the Class Certificate Balance of the Class M-4 certificates immediately prior to that Distribution Date, over the lesser of (a) 73.00% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over the Overcollateralization Floor.

   "Class M-5 Principal Distribution Amount" means, with respect to any Distribution Date, the excess of (i) the sum of (a) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that Distribution
Date), (b) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for that Distribution Date), (c) the Class Certificate Balance of the Class M-2 certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount for that Distribution Date), (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount for that Distribution Date), (e) the Class Certificate Balance of the Class M-4 certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount for that Distribution Date) and (f) the Class Certificate Balance of the Class M-5 certificates immediately prior to that Distribution Date, over the lesser of (a) 76.70% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over the Overcollateralization Floor.

   "Class M-6 Principal Distribution Amount" means, with respect to any Distribution Date, the excess of (i) the sum of (a) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that Distribution
Date), (b) the

Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for that Distribution Date), (c) the Class Certificate Balance of the Class M-2 certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount for that Distribution Date), (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount for that Distribution Date), (e) the Class Certificate Balance of the Class M-4 certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount for that Distribution Date), (f) the Class Certificate Balance of the Class M-5 certificates (after taking into account the distribution of the Class M-5 Principal Distribution Amount for that Distribution Date) and (g) the Class Certificate Balance of the Class M-6 certificates immediately prior to that Distribution Date, over the lesser of (a) 80.00% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over the Overcollateralization Floor.

   "Class M-7 Principal Distribution Amount" means, with respect to any Distribution Date, the excess of (i) the sum of (a) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that Distribution
Date), (b) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for that Distribution Date), (c) the Class Certificate Balance of the Class M-2 certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount for that Distribution Date), (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount for that Distribution Date), (e) the Class Certificate Balance of the Class M-4 certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount for that Distribution Date), (f) the Class Certificate Balance of the Class M-5 certificates (after taking into account the distribution of the Class M-5 Principal Distribution Amount for that Distribution Date), (g) the Class Certificate Balance of the Class M-6 certificates (after taking into account the distribution of the Class M-6 Principal Distribution Amount for that Distribution Date) and (h) the Class Certificate Balance of the Class M-7 certificates immediately prior to that Distribution Date, over the lesser of (a) 83.20% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over the Overcollateralization Floor.

   "Class M-8 Principal Distribution Amount" means, with respect to any Distribution Date, the excess of (i) the sum of (a) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that Distribution
Date), (b) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for that Distribution Date), (c) the Class Certificate Balance of the Class M-2 certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount for that Distribution Date), (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount for that Distribution Date), (e) the Class Certificate Balance of the Class M-4 certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount for that Distribution Date), (f) the Class Certificate Balance of the Class M-5 certificates (after taking into account the distribution of the Class M-5 Principal Distribution Amount for that Distribution Date), (g) the Class Certificate Balance of the Class M-6 certificates (after taking into account the distribution of the Class M-6 Principal Distribution Amount for that Distribution Date), (h) the Class Certificate Balance of the Class M-7 certificates (after taking into account the distribution of the Class M-7 Principal Distribution Amount for that Distribution Date) and (i) the Class Certificate Balance of the Class M-8 certificates immediately prior to that Distribution Date, over the lesser of (a) 86.00% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over the Overcollateralization Floor.

   "Code" has the meaning set forth in "Federal Income Tax Consequences" in this prospectus supplement.

   "Combined original loan-to-value ratio" or "CLTV" has the meaning set forth in "The Mortgage Loan Pool--General" in this prospectus supplement.

   "Compensating Interest" has the meaning set forth in "The Pooling and Servicing Agreement--Prepayment Interest Shortfalls" in this prospectus supplement.

   "Condemnation Proceeds" means all awards or settlements in respect of a mortgaged property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation.

    "Credit Scores" has the meaning set forth in "The Mortgage Loan Pool--Credit Scores" in this prospectus supplement.

   "Defaulted Swap Termination Payment" has the meaning set forth in "Description of the Certificates--Interest Rate Swap Agreement" in this prospectus supplement.

   "Delinquent" has the meaning set forth in "The Mortgage Loan Pool--The Mortgage Loans" in this prospectus supplement.

   "Determination Date" means, for each Distribution Date, the 18th of the month in which such Distribution Date occurs, or, if that day is not a business day, the immediately preceding business day.

   "Distribution Date" has the meaning set forth in "Description of the Certificates--Distributions" in this prospectus supplement.

   "DOL" has the meaning set forth in "ERISA Considerations" in this prospectus supplement.

   "Downgrade Terminating Event" has the meaning set forth in "Description of the Certificates--Interest Rate Swap Agreement" in this prospectus supplement.

   "Due Period" means, with respect to any Distribution Date, the period commencing on the second day of the calendar month preceding the month in which that Distribution Date occurs and ending on the first day in the calendar month in which that Distribution Date occurs.

   "ERISA" has the meaning set forth in "ERISA Considerations" in this prospectus supplement.

   "ERISA Eligible Certificates" has the meaning set forth in "ERISA Considerations" in this prospectus supplement.

   "Excess Overcollateralized Amount" is described in "Description of the Certificates--Overcollateralization Provisions" in this prospectus supplement.

   "Excess Reserve Fund Account" has the meaning set forth in "Description of the Certificates--Excess Reserve Fund Account" in this prospectus supplement.

   "Exemption" has the meaning set forth in "ERISA Considerations" in this prospectus supplement.

   "Expense Fee Rate" means, with respect to any mortgage loan, a per annum rate equal to the sum of the servicing fee rate, the trustee fee rate and, if applicable, the custodial fee rate. The Expense Fee Rate is not expected to exceed 0.5100%. See "Description of the Certificates--Administration Fees" and "The Pooling and Servicing Agreement--Servicing, Trustee and Custodial Fees and Other Compensation and Payment of Expenses" in this prospectus supplement.

   "Extra Principal Distribution Amount" means, as of any Distribution Date, the lesser of (x) the related Total Monthly Excess Spread for that Distribution Date and (y) the related Overcollateralization Deficiency for that Distribution Date.

   "Fitch" means Fitch, Inc.

   "Gross Margin" has the meaning set forth in "The Mortgage Loan
Pool--Adjustable-Rate Mortgage Loans" in this prospectus supplement.

   "GSMC" means Goldman Sachs Mortgage Company, a New York limited partnership.

   "Index" shall mean the Six-Month LIBOR Loan Index.

   "Initial Cap" has the meaning set forth in "The Mortgage Loan
Pool--Adjustable-Rate Mortgage Loans" in this prospectus supplement.

   "Insurance Proceeds" means, with respect to each mortgage loan, proceeds of insurance policies insuring the mortgage loan or the related mortgaged property.

   "Interest Accrual Period" means, for any Distribution Date, the period commencing on the immediately preceding Distribution Date (or, for the initial Distribution Date, the closing date) and ending on the day immediately preceding the current Distribution Date.

   "Interest Remittance Amount" means, with respect to any Distribution Date and the mortgage loans in a loan group, that portion of Available Funds attributable to interest (calculated net of the Expense Fee Rate) relating to the mortgage loans in that mortgage loan group and any Net Swap Receipts attributable to that loan group for that Distribution Date, net of any Net Swap Payments made from that loan group with respect to that Distribution Date.

   "Investor-Based Exemptions" has the meaning set forth in "ERISA Considerations" in this prospectus supplement.

   "JPMorgan" means JPMorgan Chase Bank, National Association, a national banking association.

    "LIBOR Certificates" has the meaning set forth in "Description of the Certificates--General" in this prospectus supplement.

   "LIBOR Determination Date" means, with respect to any Interest Accrual Period and the LIBOR Certificates, the second London business day preceding the commencement of that Interest Accrual Period. For purposes of determining One-Month LIBOR, a "London business day" is any day on which dealings in deposits of United States dollars are transacted in the London interbank market.

   "Liquidation Proceeds" means any cash received in connection with the liquidation of a defaulted mortgage loan, whether through a trustee's sale, foreclosure sale or otherwise, including any Subsequent Recoveries.

   "Litton" means Litton Loan Servicing LP, a Delaware limited partnership.

   "Loan Group I Cap" has the meaning set forth in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

   "Loan Group II Cap" has the meaning set forth in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

   "Loan-to-value ratio" or "LTV" has the meaning set forth in "The Mortgage Loan Pool--General" in this prospectus supplement.

   "Maximum Rate" has the meaning set forth in "The Mortgage Loan
Pool--Adjustable-Rate Mortgage Loans" in this prospectus supplement.

   "MERS Designated Mortgage Loan" means any mortgage loan for which (1) Mortgage Electronic Registration Systems, Inc., its successors and assigns has been designated the mortgagee of record and (2) the trustee is designated the investor pursuant to the procedures manual of MERSCORP, Inc.

   "MILA" means MILA, Inc., a Washington corporation.

   "Minimum Rate" has the meaning set forth in "The Mortgage Loan
Pool--Adjustable-Rate Mortgage Loans" in this prospectus supplement.

   "Moody's" has the meaning set forth in "Ratings" in this prospectus supplement.

   "Net Monthly Excess Cash Flow" has the meaning set forth in "Description of the Certificates--Overcollateralization Provisions" in this prospectus supplement.

   "Net Swap Payment" has the meaning set forth in "Description of the Certificates--Interest Rate Swap Agreement" in this prospectus supplement.

   "Net Swap Receipt" has the meaning set forth in "Description of the Certificates--Interest Rate Swap Agreement" in this prospectus supplement.

   "Offered Certificates" has the meaning set forth in "Description of the Certificates-General" in this prospectus supplement.

   "Offered LIBOR Certificates" has the meaning set forth in "Description of the Certificates--General" in this prospectus supplement.

   "One-Month LIBOR" means, with respect to any LIBOR Determination Date, the London interbank offered rate for one-month United States dollar deposits which appears in the Telerate Page 3750 as of 11:00 a.m., London time, on that date. If the rate does not appear on Telerate Page 3750, the rate for that day will be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m. (London time), on that day to prime banks in the London interbank market. The trustee will be required to request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two quotations are provided, the rate for that day will be the arithmetic mean of the quotations (rounded upwards if necessary to the nearest whole multiple of 1/16%). If fewer than two quotations are provided as requested, the rate for that day will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the trustee (after consultation with the depositor), at approximately 11:00 a.m. (New York City time) on that day for loans in United States dollars to leading European banks.

   "Optional Clean-up Call" has the meaning set forth in "The Pooling and Servicing Agreement--Termination; Optional Clean-up Call" in this prospectus supplement.

   "Original Sale Date" means, with regard to each mortgage loan, the date on which GSMC acquired such mortgage loan from the applicable original loan seller.

   "Overcollateralization Deficiency" has the meaning set forth in "Description of the Certificates--Overcollateralization Provisions" in this prospectus supplement.

   "Overcollateralization Floor" means 0.50% of the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date.

   "Overcollateralization Reduction Amount" has the meaning set forth in "Description of the Certificates--Overcollateralization Provisions" in this prospectus supplement.

   "Overcollateralized Amount" has the meaning set forth in "Description of the Certificates--Overcollateralization Provisions" in this prospectus supplement.

   "P&I Advances" means advances made by the servicer on each Distribution Date with respect to delinquent payments of interest and principal on the mortgage loans, less the servicing fee.

   "Pass-Through Rate" has the meaning set forth in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

   "Periodic Cap" has the meaning set forth in "The Mortgage Loan
Pool--Adjustable-Rate Mortgage Loans" in this prospectus supplement.

   "Plan" has the meaning set forth in "ERISA Considerations" in this prospectus supplement.

   "Prepayment Assumption" has the meaning set forth in "Prepayment and Yield Considerations--Structuring Assumptions" in this prospectus supplement.

   "Prepayment Period" means, with respect to any Distribution Date, the calendar month preceding the month in which that Distribution Date occurs.

   "Prepayment Premium" has the meaning set forth in "The Mortgage Loan Pool--Prepayment Premiums" in this prospectus supplement.

   "Principal Distribution Amount" has the meaning set forth in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

   "Principal Remittance Amount" means, with respect to any Distribution Date, to the extent of funds available for distribution as described in this prospectus supplement, the amount equal to the sum of the following amounts (without duplication) with respect to the related Due Period: (i) each scheduled payment of principal on a mortgage loan due during the related Due Period and received by the servicer on or prior to the related Determination Date or advanced by the servicer for the related Servicer Remittance Date, (ii) all full and partial principal prepayments received on the mortgage loans during the related Prepayment Period, (iii) all net Liquidation Proceeds, Condemnation Proceeds and Insurance Proceeds on the mortgage loans allocable to principal and received during the related Prepayment Period, (iv) the portion of the repurchase price allocable to principal with respect to each mortgage loan that was repurchased with respect to that Distribution Date, (v) the portion of Substitution Adjustment Amounts allocable to principal received in connection with the substitution of any mortgage loan as of that Distribution Date, and
(vi) the portion of the proceeds received with respect to any Optional Clean-up Call (to the extent they relate to principal).

   "PTCE" has the meaning set forth in "ERISA Considerations" in this prospectus supplement.

   "PTE" has the meaning set forth in "ERISA Considerations" in this prospectus supplement.

   "Rated Final Distribution Date" has the meaning set forth in "Prepayment and Yield Considerations--Rated Final Distribution Date and Last Scheduled Distribution Date" in this prospectus supplement.

   "Rating Agency Condition" means, with respect to any action to which a Rating Agency Condition applies, that each rating agency shall have been given ten days (or such shorter period as is acceptable to each rating agency) prior notice of that action and that each of the rating agencies shall have notified the trustee, the servicer, the depositor and the trust in writing that such action will not result in a reduction, qualification or withdrawal of the then current rating of the certificates that it maintains.

   "Record Date" means, (a) with respect to any Distribution Date and the LIBOR Certificates, the last business day of the related Interest Accrual Period, unless the LIBOR Certificates are issued in definitive form, in which case the Record Date will be the last business day of the month immediately preceding the month in which that Distribution Date occurs, and (b) with respect to the Residual Certificates, the last business day of the month preceding the month in which the related Distribution Date occurs.

   "Reference Banks" means leading banks selected by the trustee (after consultation with the depositor) and engaged in transactions in Eurodollar deposits in the international Eurocurrency market.

   "Regular Interest" has the meaning set forth in "Federal Income Tax Consequences--General" in this prospectus supplement.

   "REIT" has the meaning set forth in "Federal Income Tax Consequences" in this prospectus supplement.

   "Representations Agreement" has the meaning set forth in "Description of the Certificates--Assignment of the Mortgage Loans" in this prospectus supplement.

   "Required Swap Counterparty Rating" means, with respect to a counterparty or entity guaranteeing the obligations of such counterparty, (x) either (i) if such counterparty or entity has only a long-term rating by Moody's, a long-term senior, unsecured debt obligation rating, credit rating or other similar rating (as the case may be, the "Long-Term Rating") of at least "Aa3" by Moody's and if rated "Aa3" by Moody's is not on negative credit watch by Moody's or (ii) if such counterparty or entity has a Long-Term Rating and a short-term rating by Moody's, a Long-Term Rating of at least "A1" by Moody's and a short-term rating of "P-1" by Moody's and, in each case, such rating is not on negative credit watch by Moody's and (y) (i) a short-term rating of at least "A-1" by S&P or
(ii) if such counterparty or entity does not have a short-term rating by S&P, a Long-Term Rating of at least "A+" by S&P.

   "Residual Certificates" has the meaning set forth in "Description of the Certificates--General" in this prospectus supplement.

    "Restricted Group" has the meaning set forth in "ERISA Considerations" in this prospectus supplement.

   "S&P" has the meaning set forth in "Ratings" in this prospectus supplement.

   "Senior Enhancement Percentage" means with respect to any Distribution Date, the percentage obtained by dividing (x) the sum of (i) the aggregate Class Certificate Balance of the Subordinated Certificates and (ii) the Overcollateralized Amount (in each case after taking into account the distributions of the related Principal Distribution Amount for that Distribution
Date) by (y) the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date.

   "Senior Specified Enhancement Percentage" on any date of determination is approximately 50.50%.

   "Servicer Remittance Date" means, with respect to any Distribution Date, the business day immediately preceding that Distribution Date.

   "Servicing Rights Pledgee" has the meaning set forth in "The Mortgage Loan Pool--Pledge and Assignment of Servicer's Rights" in this prospectus supplement.

   "Six-Month LIBOR Loan Index" has the meaning set forth in "The Mortgage Loan Pool--The Index" in this prospectus supplement.

   "SouthStar" means SouthStar Funding, LLC, a Delaware limited liability company.

   "Specified Overcollateralized Amount" means, prior to the Stepdown Date, an amount equal to 3.60% of the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date; on and after the Stepdown Date, an amount equal to 7.20% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date, subject, until the Class Certificate Balance of each class of LIBOR Certificates has been reduced to zero, to a minimum amount equal to the Overcollateralization Floor; provided, however, that if, on any Distribution Date, a Trigger Event has occurred, the Specified Overcollateralized Amount will not be reduced to the applicable percentage of the then Stated Principal Balance of the mortgage loans but instead will remain the same as the prior period's Specified Overcollateralized Amount until the Distribution Date on which a Trigger Event is no longer occurring. When the Class Certificate Balance of each class of LIBOR Certificates has been reduced to zero, the Specified Overcollateralized Amount will thereafter equal zero.

   "Stated Principal Balance" means, as to any mortgage loan and as of any date of determination, (i) the principal balance of the mortgage loan at the cut-off date after giving effect to payments of principal due on or before such date (whether or not received), minus (ii) all amounts previously remitted to the trustee with respect to the related mortgage loan representing payments or recoveries of principal, including advances in respect of scheduled payments of principal. For purposes of any Distribution Date, the Stated Principal Balance of any mortgage loan will give effect to any scheduled payments of principal received by the servicer on or prior to the related Determination Date or advanced by the servicer for the related Servicer Remittance Date and any unscheduled principal payments and other unscheduled principal collections received during the related Prepayment Period, and the Stated Principal Balance of any mortgage loan that has prepaid in full or has been liquidated during the related Prepayment Period will be zero.

   "Stepdown Date" means the earlier to occur of (a) the date on which the aggregate Class Certificate Balances of the Class A certificates have been reduced to zero and (b) the later to occur of (i) the Distribution Date in February 2009 and (ii) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to the Senior Specified Enhancement Percentage.

   "Structuring Assumptions" has the meaning set forth in "Prepayment and Yield Considerations--Structuring Assumptions" in this prospectus supplement.

   "Subordinated Certificates" means any of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1, Class B-2 or Class B-3 certificates.

   "Subsequent Recovery" has the meaning set forth in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

   "Substitute Mortgage Loan" means a mortgage loan substituted by GSMC within two years of the closing date for a mortgage loan that is in breach of GSMC's representations and warranties regarding the mortgage loans, which must, on the date of such substitution, (i) have a principal balance, after deduction of the principal portion of the scheduled payment due in the month of substitution, not in excess of the principal balance of the mortgage loan in breach; (ii) be accruing interest at a rate no lower than and not more than 1% per annum higher than, that of the mortgage loan in breach; (iii) have a remaining term to maturity no greater than (and not more than one year less than that of) the mortgage loan in breach; (iv) be of the same type as the mortgage loan in breach (i.e., fixed-rate or adjustable-rate with same Periodic Cap and Index) and (v) comply with each representation and warranty made by GSMC.

   "Substitution Adjustment Amount" has the meaning set forth in "Description of the Certificates--Representations and Warranties Relating to the Mortgage Loans" in this prospectus supplement.

   "Substitution Event" has the meaning set forth in "Description of the Certificates--Interest Rate Swap Agreement" in this prospectus supplement.

   "Supplemental Interest Trust" has the meaning set forth in "Description of the Certificates--Supplemental Interest Trust" in this prospectus supplement.

   "Swap Provider" has the meaning set forth in "Description of the Certificates--Interest Rate Swap Agreement" in this prospectus supplement.

   "Swap Termination Payment" has the meaning set forth in "Description of the Certificates--Interest Rate Swap Agreement" in this prospectus supplement.

   "Telerate Page 3750" means the display page currently so designated on the Bridge Telerate Service (or any other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

   "Total Monthly Excess Spread" means, with respect to any Distribution Date, the excess, if any, of (x) the interest collected on the mortgage loans by the servicer on or prior to the related Determination Date or advanced by the servicer for the related Servicer Remittance Date, net of the servicing fee and the trustee fee and plus Net Swap Receipts and less Net Swap Payments for such Distribution Date, over

(y) the amounts paid to the classes of certificates pursuant to clause (i) under the sixth full paragraph of "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

   "Trigger Event," with respect to any Distribution Date, means the circumstances in which (i) the quotient (expressed as a percentage) of (x) the rolling three month average of the aggregate unpaid principal balance of the mortgage loans that are 60 days or more Delinquent, including mortgage loans in foreclosure, all REO properties and all mortgage loans where the mortgagor has filed for bankruptcy, and (y) the aggregate unpaid principal balance of the mortgage loans, as of the last day of the related Due Period, equals or exceeds 31.60% of the Senior Enhancement Percentage as of the last day of the prior Due Period or (ii) the aggregate amount of realized losses incurred since the cut-off date through the last day of the related Prepayment Period divided by the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date exceeds the applicable percentages described below with respect to such Distribution Date:

Distribution Date Occurring In       Cumulative Realized Loss Percentage
----------------------------------   ---------------------------------------------------------------------------------------
February 2008 - January 2009         1.50% for the first month, plus an additional 1/12th of 1.75% for each month thereafter
February 2009 - January 2010         3.25% for the first month, plus an additional 1/12th of 1.85% for each month thereafter
February 2010 - January 2011         5.10% for the first month, plus an additional 1/12th of 1.40% for each month thereafter
February 2011 - January 2012         6.50% for the first month, plus an additional 1/12th of 0.75% for each month thereafter
February 2012 and thereafter         7.25%
February 2012 and thereafter         7.25%

   "Trust REMICs" has the meaning set forth in "Federal Income Tax Consequences--General" in this prospectus supplement.

   "Unpaid Interest Amount" for any class of certificates and any Distribution Date will equal the sum of (a) the portion of Accrued Certificate Interest from Distribution Dates prior to the current Distribution Date remaining unpaid immediately prior to the current Distribution Date, and (b) interest on the amount in clause (a) at the applicable Pass-Through Rate (to the extent permitted by applicable law).

   "U.S. Bank" means U.S. Bank National Association, a national banking association.

   "WAC Cap" has the meaning set forth in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

                                     ANNEX I

           CERTAIN U.S. FEDERAL INCOME TAX DOCUMENTATION REQUIREMENTS

   A holder that is not a "United States person" (a "U.S. person") within the meaning of Section 7701(a)(30) of the Code (a "non-U.S. holder") holding a book-entry certificate through Clearstream, societe anonyme, Euroclear or DTC may be subject to U.S. withholding tax unless such holder provides certain documentation to the issuer of such holder's book-entry certificate, the paying agent or any other entity required to withhold tax (any of the foregoing, a "U.S. withholding agent") establishing an exemption from withholding. A non-U.S. holder may be subject to withholding unless each U.S. withholding agent receives:

   1. from a non-U.S. holder that is classified as a corporation for U.S. federal income tax purposes or is an individual, and is eligible for the benefits of the portfolio interest exemption or an exemption (or reduced rate) based on a treaty, a duly completed and executed IRS Form W-8BEN (or any successor form);

   2. from a non-U.S. holder that is eligible for an exemption on the basis that the holder's income from the LIBOR Certificate is effectively connected to its U.S. trade or business, a duly completed and executed IRS Form W-8ECI (or any successor form);

   3. from a non-U.S. holder that is classified as a partnership for U.S. federal income tax purposes, a duly completed and executed IRS Form W-8IMY (or any successor form) with all supporting documentation (as specified in the U.S. Treasury Regulations) required to substantiate exemptions from withholding on behalf of its partners; certain partnerships may enter into agreements with the IRS providing for different documentation requirements and it is recommended that such partnerships consult their tax advisors with respect to these certification rules;

   4. from a non-U.S. holder that is an intermediary (i.e., a person acting as a custodian, a broker, nominee or otherwise as an agent for the beneficial owner of an Offered Certificate):

      (a) if the intermediary is a "qualified intermediary" (a "qualified intermediary") within the meaning of section 1.1441-1(e)(5)(ii) of the U.S. Treasury Regulations, a duly completed and executed IRS Form W-8IMY (or any successor or substitute form)--

         (i) stating the name, permanent residence address and qualified intermediary employer identification number of the qualified intermediary and the country under the laws of which the qualified intermediary is created, incorporated or governed,

         (ii) certifying that the qualified intermediary has provided, or will provide, a withholding statement as required under section
      1.1441-1(e)(5)(v) of the U.S. Treasury Regulations,

         (iii) certifying that, with respect to accounts it identifies on its withholding statement, the qualified intermediary is not acting for its own account but is acting as a qualified intermediary, and

         (iv) providing any other information, certifications, or statements that may be required by the IRS Form W-8IMY or accompanying instructions in addition to, or in lieu of, the information and certifications described in section 1.1441-1(e)(3)(ii) or 1.1441-1(e)(5)(v) of the U.S. Treasury Regulations; or

      (b) if the intermediary is not a qualified intermediary (a "nonqualified intermediary"), a duly completed and executed IRS Form W-8IMY (or any successor or substitute form)--

         (i) stating the name and permanent residence address of the nonqualified intermediary and the country under the laws of which the nonqualified intermediary is created, incorporated or governed,

         (ii) certifying that the nonqualified intermediary is not acting for its own account,

         (iii) certifying that the nonqualified intermediary has provided, or will provide, a withholding statement that is associated with the appropriate IRS Forms W-8 and W-9 required to substantiate exemptions from withholding on behalf of such nonqualified intermediary's beneficial owners, and

         (iv) providing any other information, certifications or statements that may be required by the IRS Form W-8IMY or accompanying instructions in addition to, or in lieu of, the information, certifications, and statements described in section 1.1441-1(e)(3)(iii) or (iv) of the U.S. Treasury Regulations; or

   5. from a non-U.S. holder that is a trust, depending on whether the trust is classified for U.S. federal income tax purposes as the beneficial owner of the Offered Certificate, either an IRS Form W-8BEN or W-8IMY; any non-U.S. holder that is a trust should consult its tax advisors to determine which of these forms it should provide.

   All non-U.S. holders will be required to update the above-listed forms and any supporting documentation in accordance with the requirements under the U.S. Treasury Regulations. These forms generally remain in effect for a period starting on the date the form is signed and ending on the last day of the third succeeding calendar year, unless a change in circumstances makes any information on the form incorrect. Under certain circumstances, an IRS Form W-8BEN, if furnished with a taxpayer identification number, remains in effect until the status of the beneficial owner changes, or a change in circumstances makes any information on the form incorrect.

   In addition, all holders, including holders that are U.S. persons, holding book-entry certificates through Clearstream, societe anonyme, Euroclear or DTC may be subject to backup withholding unless the holder--

         (i) provides the appropriate IRS Form W-8 (or any successor or substitute form), duly completed and executed, if the holder is a non-U.S. holder;

         (ii) provides a duly completed and executed IRS Form W-9, if the holder is a U.S. person; or

         (iii) can be treated as a "exempt recipient" within the meaning of section 1.6049-4(c)(1)(ii) of the U.S. Treasury Regulations (e.g., a corporation or a financial institution such as a bank).

   This summary does not deal with all of the aspects of U.S. federal income tax withholding or backup withholding that may be relevant to investors that are non-U.S. holders. Such holders are advised to consult their own tax advisors for specific tax advice concerning their holding and disposing of book-entry certificates.

                                    ANNEX II

            INTEREST RATE SWAP NOTIONAL AMOUNT AMORTIZATION SCHEDULE


                    Interest Rate Swap
Distribution Date   Notional Amount ($)
-----------------   -------------------
02/06               $       933,709,634
03/06               $       915,532,838
04/06               $       893,996,228
05/06               $       869,164,809
06/06               $       841,137,660
07/06               $       810,048,244
08/06               $       776,066,029
09/06               $       739,395,392
10/06               $       700,284,380
11/06               $       659,281,286
12/06               $       620,505,884
01/07               $       583,905,781
02/07               $       549,358,370
03/07               $       516,747,698
04/07               $       485,964,406
05/07               $       456,905,507
06/07               $       429,473,720
07/07               $       403,577,035
08/07               $       379,128,890
09/07               $       356,047,631
10/07               $       334,192,696
11/07               $       119,705,504
12/07               $       113,760,606
01/08               $       108,116,576
02/08               $       102,757,948
03/08               $        97,670,006
04/08               $        92,838,807
05/08               $        88,251,140
06/08               $        83,894,488
07/08               $        79,756,988
08/08               $        75,827,399
09/08               $        72,095,068
10/08               $        68,549,897
11/08               $        43,037,265
12/08               $        41,007,242
01/09               $        39,004,617
02/09               $        37,120,472
03/09               $        35,406,884
04/09               $        33,822,300
05/09               $        32,309,524
06/09               $        30,865,230
07/09               $        29,486,251
08/09               $        28,169,573
09/09               $        26,912,323
10/09               $        25,711,766
11/09               $        24,565,298
12/09               $        23,470,436
01/10               $        22,424,817
02/10               $        21,426,187
03/10               $        20,472,399
04/10               $        19,561,408
05/10               $        18,691,263
06/10               $        17,860,104
07/10               $        17,066,160
08/10               $        16,307,734
09/10               $        15,583,222
10/10               $        14,891,060
11/10               $        13,931,840
12/10               $        13,320,585
1/11                $        12,736,030
2/11 onwards        $                 0

   You should rely only on the information contained in or incorporated by reference into this prospectus supplement or the prospectus. We have not authorized anyone to give you different information. We do not claim the accuracy of the information in this prospectus supplement or the prospectus as of any date other than the date stated on the cover page. We are not offering the securities in any state or other jurisdiction where it is not permitted.


                         ------------------------------


                              GSAMP Trust 2006-HE1
                                 Issuing Entity

                          GS Mortgage Securities Corp.
                                    Depositor

                         Goldman Sachs Mortgage Company
                                     Sponsor

                            Litton Loan Servicing LP
                                    Servicer

                      Deutsche Bank National Trust Company
                                     Trustee


                         ------------------------------

                                   SCHEDULE A
                      STRUCTURAL AND COLLATERAL TERM SHEET

                            GSAMP 2006-HE1 TERM SHEET

                    IMPORTANT NOTICE REGARDING THE CONDITIONS
                  FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

                STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The Depositor has filed a registration statement (including the prospectus (the "Prospectus")) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter, for this offering will arrange to send you the Prospectus if you request it by calling toll-free 1-800-323-5678.

The registration statement referred to above (including the Prospectus) is incorporated in this free writing prospectus by reference and may be accessed by clicking on the following hyperlink:
http://sec.gov/Archives/edgar/data/807641/
000091412105002050/0000914121-05-002050.txt

     IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE EMAIL COMMUNICATION TO WHICH THIS FREE WRITING PROSPECTUS IS ATTACHED RELATING TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION OF AN OFFER), (2) NO REPRESENTATION THAT THESE MATERIALS ARE ACCURATE OR COMPLETE AND MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

                                  $903,589,000
                                  (Approximate)
                                 GSAMP 2006-HE1
                     GS Mortgage Securities Corp., Depositor
                       Mortgage Pass-Through Certificates

Overview of the Offered Certificates

                Approximate                                              Initial                          Principal       Expected
                 Principal          Primary        Expected Credit     Pass-Through    Estimated Avg.      Payment      S&P/ Moody's
Certificates   Balance(1) (4)   Collateral Group       Support           Rate(5)       Life (yrs)(2)    Window(2)(3)     Ratings(6)
------------   --------------   ----------------   ---------------    --------------   --------------   -------------   ------------
A-1              $212,804,000       Group I                  25.25%   LIBOR + [ - ]%             1.85   02/06 - 01/12    AAA / Aaa
A-2A             $301,537,000       Group II                 25.25%   LIBOR + [ - ]%             0.95   02/06 - 11/07    AAA / Aaa
A-2B              $85,916,000       Group II                 25.25%   LIBOR + [ - ]%             2.00   11/07 - 05/08    AAA / Aaa
A-2C              $95,933,000       Group II                 25.25%   LIBOR + [ - ]%             3.25   05/08 - 01/12    AAA / Aaa
A-2D              $30,082,000       Group II                 25.25%   LIBOR + [ - ]%             5.94   01/12 - 01/12    AAA / Aaa
M-1               $38,378,000     Group I & II               21.30%   LIBOR + [ - ]%             4.93   05/10 - 01/12    AA+ / Aa1
M-2               $35,464,000     Group I & II               17.65%   LIBOR + [ - ]%             4.60   12/09 - 01/12     AA / Aa2
M-3               $21,375,000     Group I & II               15.45%   LIBOR + [ - ]%             4.45   10/09 - 01/12    AA- / Aa3
M-4               $18,946,000     Group I & II               13.50%   LIBOR + [ - ]%             4.37   08/09 - 01/12     A+ / A1
M-5               $17,975,000     Group I & II               11.65%   LIBOR + [ - ]%             4.32   07/09 - 01/12      A / A2
M-6               $16,031,000     Group I & II               10.00%   LIBOR + [ - ]%             4.27   06/09 - 01/12     A- / A3
M-7               $15,546,000     Group I & II                8.40%   LIBOR + [ - ]%             4.24   05/09 - 01/12    A- / Baa1
M-8               $13,602,000     Group I & II                7.00%   LIBOR + [ - ]%             4.21   04/09 - 01/12    A- / Baa2
Total            $903,589,000

Non-Offered Certificates

B-1               $10,688,000     Group I & II                5.90%   LIBOR + [ - ]%        N/A              N/A            N/A
B-2               $11,659,000     Group I & II                4.70%   LIBOR + [ - ]%        N/A              N/A            N/A
B-3               $10,688,000     Group I & II                3.60%   LIBOR + [ - ]%        N/A              N/A            N/A

(1) The principal balances of the Certificates are calculated using the scheduled principal balances of the Mortgage Loans as of the Cut-off Date.

(2) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Clean-up Call on all certificates.

(3) The last scheduled distribution date for the Certificates is the Distribution Date in January 2036.

(4) The initial aggregate principal balance of the Certificates will be subject to an upward or downward variance of no more than approximately 5%.

(5) See the "Structure of the LIBOR Certificates" section of this Term Sheet for more information on the pass-through rates of the Certificates.

(6) The ratings on the Certificates do not constitute statements regarding the likelihood or frequency of prepayments on the Mortgage Loans, the payment of interest on the Certificates other than Accrued Certificate Interest (as described in this term sheet) or the possibility that a holder of an Certificate might realize a lower than anticipated yield.

Selected Mortgage Pool Data((7))

                                                                 Group I                               Group II
                                                  -----------------------------------    ------------------------------------
                                                  Adjustable Rate       Fixed Rate       Adjustable Rate        Fixed Rate
-----------------------------------------------   ----------------    ---------------    ----------------    ----------------
Average Scheduled Principal Balance:                  $237,729,761        $46,958,221        $579,023,671        $107,890,463
Number of Mortgage Loans                                     1,514                523               3,066               1,084
Average Scheduled Principal Balance                       $157,021            $89,786            $188,853             $99,530
Weighted Average Gross Coupon:                               7.558%             7.868%              7.549%              8.328%
Weighted Average Net Coupon((8)):                            7.048%             7.358%              7.039%              7.818%
Weighted Average Current FICO Score:                           632                641                 631                 639
Weighted Average Original LTV Ratio:                         82.24%             65.84%              82.05%              67.52%
Weighted Average Combined Original LTV Ratio:                82.24%             82.59%              82.05%              84.33%
Weighted Average Combined LTV                                88.09%             87.07%              91.65%              88.92%
with Silent Seconds:
Weighted Average Std. Remaining Term (months):                 357                319                 357                 317
Weighted Average Seasoning (months):                             3                  3                   3                   3
Weighted Average Months to Roll((9)):                           24                  0                  23                   0
Weighted Average Gross Margin((9)):                           6.02%              0.00%               6.14%               0.00%
Weighted Average Initial Rate Cap((9)):                       2.81%              0.00%               2.89%               0.00%
Weighted Average Periodic Rate Cap((9)):                      1.09%              0.00%               1.07%               0.00%
Weighted Average Gross Max. Lifetime Rate((9)):              13.86%              0.00%              13.85%               0.00%
Weighted Average % of Silent Seconds:                        30.81%             25.07%              39.73%              23.41%
Weighted Average DTI%:                                       42.21%             40.66%              42.31%              40.77%
Weighted Average % of Loans with MI:                          0.00%              0.00%               0.00%               0.00%
                                                     Aggregate
                                                  ----------------

-----------------------------------------------   ----------------
Average Scheduled Principal Balance:                  $971,602,117
Number of Mortgage Loans                                     6,187
Average Scheduled Principal Balance                       $157,039
Weighted Average Gross Coupon:                               7.653%
Weighted Average Net Coupon((8)):                            7.143%
Weighted Average Current FICO Score:                           633
Weighted Average Original LTV Ratio:                         79.70%
Weighted Average Combined Original LTV Ratio:                82.37%
Weighted Average Combined LTV                                90.25%
with Silent Seconds:
Weighted Average Std. Remaining Term (months):                 351
Weighted Average Seasoning (months):                             3
Weighted Average Months to Roll((9)):                           23
Weighted Average Gross Margin((9)):                           6.10%
Weighted Average Initial Rate Cap((9)):                       2.87%
Weighted Average Periodic Rate Cap((9)):                      1.08%
Weighted Average Gross Max. Lifetime Rate((9)):              13.85%
Weighted Average % of Silent Seconds:                        35.03%
Weighted Average DTI%:                                       42.04%
Weighted Average % of Loans with MI:                          0.00%

(7) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Cut-off Date.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

(8) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.

(9) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.










This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction

o The mortgage loans in the transaction consist of sub-prime fixed rate and adjustable rate, first and second lien residential mortgage loans (the "Mortgage Loans") originated or acquired from SouthStar Funding ("SouthStar") (30.30%), Mortgage Investment Lending Associates ("MILA") (24.67%) and various mortgage loan sellers (45.03%) through Goldman Sachs Mortgage Company's mortgage conduit program.

o Credit support for the certificates will be provided through a senior/subordinate structure, initial and target overcollateralization of 3.60%, and excess spread.

o     The Mortgage Loans will be serviced by Litton Loan Servicing LP
      ("Litton").

o None of the Mortgage Loans are (a) covered by the Home Ownership and Equity Protection Act of 1994, as amended, (b) classified as "high cost" loans under any other applicable state, federal or local law, or (c) secured by a property in the state of Georgia and originated between October 1, 2002 and March 7, 2003.

o The transaction will be modeled on INTEX as "GSA06HE1" and on Bloomberg as "GSAMP 06-HE1".

o This transaction will contain a swap agreement with an initial swap notional amount of approximately $933,709,634. For the purposes of calculating the WAC Cap, the swap notional amount will amortize in accordance with the swap schedule. Under the swap agreement, on each Distribution Date prior to the termination of the swap agreement, the trust will be obligated to pay an amount equal to a per annum rate of [4.81]% (on a 30/360 basis) on the lesser of the swap notional amount and the aggregate class certificate balance of the LIBOR Certificates to the Swap Provider and the trust will be entitled to receive an amount equal to a per annum rate of one-month LIBOR (on an actual/360 basis), on the lesser of the swap notional amount and the aggregate class certificate balance of the LIBOR Certificates from the Swap Provider.

o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.

Time Table

Expected Closing Date:              February 17, 2006

Cut-off Date:                       January 1, 2006

Expected Pricing Date:              Week of January 23, 2006

First Distribution Date:            February 25, 2006

Key Terms

Offered Certificates:               Class A and Class M Certificates

Non-Offered Certificates:           Class B Certificates

Class A Certificates:               Class A-1, Class A-2A, Class A-2B, Class
                                    A-2C and Class A-2D Certificates

Class A-2 Certificates:             Class A-2A, Class A-2B, Class A-2C and Class
                                    A-2D Certificates

Class M Certificates:               Class M-1, Class M-2, Class M-3, Class M-4,
                                    Class M-5, Class M-6, Class M-7 and Class
                                    M-8 Certificates

Class B Certificates:               Class B-1, Class B-2 and Class B-3
                                    Certificates

Class R Certificates:               Class R, Class RC and Class RX

LIBOR Certificates:                 Offered and Non-Offered Certificates

Depositor:                          GS Mortgage Securities Corp.

Lead Manager:                       Goldman, Sachs & Co.

Servicer:                           Litton Loan Servicing LP

Trustee:                            Deutsche Bank National Trust Company

Custodians:                         US Bank, J.P. Morgan Trust Company, National
                                    Association and Deutsche Bank


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Swap Provider:                      [TBD]

Servicing Fee Rate:                 50 bps

Trustee Fee Rate:                   Approximately 1 bp

Expense Fee Rate:                   The Servicing Fee Rate and Trustee Fee Rate

Distribution Date:                  25th day of the month or the following
                                    business day

Record Date:                        For any Distribution Date, the last business
                                    day of the Interest Accrual Period

Delay Days:                         0 day delay on all Certificates

Prepayment Period:                  The calendar month prior to the Distribution
                                    Date

Due Period:                         The period commencing on
                                    the second day of the calendar
                                    month preceding the month in
                                    which the Distribution Date
                                    occurs and ending on the first
                                    day of the calendar month in
                                    which Distribution Date occurs.

Day Count:                          Actual/360 basis

Interest Accrual Period:            The prior Distribution Date to the day prior
                                    to the current Distribution Date except for the initial accrual period for which interest will accrue from the Closing Date.

Pricing Prepayment Assumption:      2/28 adjustable rate mortgage loans: CPR
                                    starting at 5% CPR in the first month of the mortgage loan (i.e. loan age) and increasing to 30% CPR in month 12 (an approximate
                                    2.273% increase per month), remaining at 30%
                                    CPR for 12 months, then moving to 60 CPR for 3 months, and then remaining at 35% CPR thereafter.

                                    3/27 adjustable rate mortgage loans: CPR starting at 5% CPR in the first month of the mortgage loan (i.e. loan age) and increasing to 30% CPR in month 12 (an approximate 2.273% increase per month), remaining at 30% CPR for 24 months, then moving to 60 CPR for 3 months, and then remaining at 35% CPR thereafter.

                                    Fixed rate mortgage loans: CPR starting at 5% CPR in the first month of the mortgage loan (i.e. loan age) and increasing to 24% CPR in month 12 (an approximate 1.727% increase per month), and remaining at 24% CPR thereafter.

Mortgage Loans:                     The trust will consist of sub-prime, first
                                    and second lien, fixed rate and adjustable rate residential mortgage loans.

Group I Mortgage Loans:             Approximately $284,687,982 of Mortgage Loans
                                    with original principal balances as of the Cut-off Date that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by Fannie Mae or Freddie Mac.

Group II Mortgage Loans:            Approximately $686,914,134 of Mortgage Loans
                                    with original principal balances as of the Cut-off Date that may or may not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set Fannie Mae or Freddie
                                    Mac.

Excess Spread:                      The initial weighted average net coupon of
                                    the mortgage pool will be greater than the interest payments on the LIBOR Certificates, resulting in excess cash flow calculated in the following manner based on the collateral as of the Cut-off Date:

                                    Initial Gross WAC(1):                                             7.6531%
                                       Less Fees & Expenses(2):                                       0.5100%
                                                                                                   -------------
                                    Net WAC(1):                                                       7.1431%
                                       Less Initial LIBOR Certificate Coupon (Approx.)(3):            4.6775%
                                       Less Initial Swap Outflow(3):                                  0.2614%
                                                                                                   -------------
                                    Initial Excess Spread(1):                                         2.2042%

                                    (1)   This amount will vary on each
                                          Distribution Date based on changes to
                                          the weighted average of the interest
                                          rates on the Mortgage Loans as well as
                                          any changes in day count.

                                    (2)   Assumes a fee of 51 bps.

                                    (3)   Assumes 1-month LIBOR equal to
                                          4.5380%, initial marketing spreads and
                                          a 30-day month. This amount will vary
                                          on each Distribution Date based on
                                          changes to the weighted average of the
                                          pass-through rates on the LIBOR
                                          Certificates as well as any changes in
                                          day count.

Servicer Advancing:                 Yes as to principal and interest, subject to
                                    recoverability

Compensating Interest:              The Servicer will pay compensating interest
                                    equal to the lesser of (A) the aggregate of the


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                    prepayment interest shortfalls on the
                                    Mortgage Loans for the related Distribution
                                    Date resulting from voluntary Principal
                                    Prepayments on the Mortgage Loans during the related Prepayment Period and (B) one-half the Servicing Fee received for the related Distribution Date.

Optional Clean-up Call:             The transaction has a 10% optional clean-up
                                    call.

Rating Agencies:                    Standard & Poor's Ratings Services, a
                                    division of The McGraw-Hill Companies, Inc.
                                    and Moody's Investors Service, Inc. will rate all of the Offered Certificates.

Minimum Denomination:               $25,000 with regard to each of the Offered
                                    Certificates

Legal Investment:                   It is anticipated that the Offered
                                    Certificates will not be SMMEA eligible.

ERISA Eligible:                     Underwriter's exemption is expected to apply
                                    to the Offered Certificates. However, in addition, for so long as the swap agreement is in effect, prospective purchasers must be eligible under one or more investor-based exemptions, and prospective purchasers should consult their own counsel.

Tax Treatment:                      Portions of the trust will be treated as
                                    multiple real estate mortgage investment conduits, or REMICs, for federal income tax purposes.

                                    The Offered Certificates will
                                    represent regular interests in a
                                    REMIC, which will be treated as
                                    debt instruments of a REMIC, and
                                    interests in certain basis risk
                                    interest carry forward payments,
                                    pursuant to the payment
                                    priorities in the transaction.
                                    Each interest in basis risk
                                    interest carry forward payments
                                    will be treated as an interest
                                    rate cap contract for federal
                                    income tax purposes.

Registration Statement and
Prospectus:                         This term sheet does not contain all
                                    information that is required to be included in a registration statement, or in a base prospectus and prospectus supplement.

                                    The Depositor has filed a registration
                                    statement (including the prospectus with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter, for this offering will arrange to send you the Prospectus if you request it by calling toll-free 1-800-323-5678.

                                    The registration statement referred to above
                                    (including the prospectus) is incorporated in this term sheet by reference and may be accessed by clicking on the following hyperlink:

                                    http://sec.gov/Archives/edgar/data/
                                    807641/000091412105002050/
                                    0000914121-05-002050.txt

Risk Factors:                       PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS
                                    INCLUDED IN THE REGISTRATION STATEMENT FOR A
                                    DESCRIPTION OF INFORMATION THAT SHOULD BE
                                    CONSIDERED IN CONNECTION WITH AN INVESTMENT
                                    IN THE OFFERED CERTIFICATES.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the LIBOR Certificates

Description of Principal and Interest Distributions

Principal will be paid as described under the definition of "Principal Distributions on the Certificates". Prior to the Stepdown Date all principal collected or advanced on the Mortgage Loans will be paid to the LIBOR Certificates as described herein. On or after the Stepdown Date, so long as no Trigger Event is in effect, the LIBOR Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the certificateholders).

Interest will be paid monthly, on all of the LIBOR Certificates, at a rate of one month LIBOR plus a margin that will step up after the Optional Clean-up Call date, subject to the lesser of the WAC Cap or applicable loan group cap. The interest paid to each class will be reduced by their allocable share of prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of the Servicemembers Civil Relief Act, (or any similar state statute) allocated to such class. Any reductions in the Pass-Through Rate attributable to the WAC Cap or applicable loan group cap will be carried forward with interest at the applicable Pass-Through Rate (without regard to the WAC Cap or applicable loan group cap) as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

Definitions

Credit Enhancement. The LIBOR Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 3.60% overcollateralization (funded upfront) (after the Stepdown Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 7.20% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate scheduled balance of the Mortgage Loans as of the Cut-off Date), and
(3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate class certificate balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Stepdown Date. The earlier of (A) the date on which the aggregate class certificate balance of the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in February 2009; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 50.50%.

Class   Initial Credit Enhancement Percentage(1)   Stepdown Date Percentage
-----   ----------------------------------------   ------------------------
A                                          25.25%                     50.50%
M-1                                        21.30%                     42.60%
M-2                                        17.65%                     35.30%
M-3                                        15.45%                     30.90%
M-4                                        13.50%                     27.00%
M-5                                        11.65%                     23.30%
M-6                                        10.00%                     20.00%
M-7                                         8.40%                     16.80%
M-8                                         7.00%                     14.00%
B-1                                         5.90%                     11.80%
B-2                                         4.70%                      9.40%
B-3                                         3.60%                      7.20%

(1)   Includes initial overcollateralization percentage.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 31.60% of the prior period's senior Credit Enhancement Percentage to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent, including Mortgage Loans in foreclosure, all REO property and Mortgage Loans where the related mortgagor has filed for bankruptcy) or (ii) during such period, the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related Prepayment Period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:

                     Distribution Dates                        Cumulative Realized Loss Percentage
------------------------------------------------------------   -----------------------------------
                February 2008 - January 2009                       1.50% for the first month,
plus an additional 1/12th of 1.75% for each month thereafter
                February 2009 - January 2010                       3.25% for the first month,
plus an additional 1/12th of 1.85% for each month thereafter
                February 2010 - January 2011                       5.10% for the first month,
plus an additional 1/12th of 1.40% for each month thereafter
                February 2011 - January 2012                       6.50% for the first month,
plus an additional 1/12th of 0.75% for each month thereafter
                February 2012 and thereafter                                  7.25%

Step-Up Coupons. For all LIBOR Certificates the coupon will increase after the first Distribution Date on which the Optional Clean-up Call is exercisable, should the call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance and the margin for the Class M and Class B Certificates will increase to 1.5 times the margin at issuance.

Class A-1Pass-Through Rate. The Class A-1 Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap, and (iii) the WAC Cap.

Class A-2A Pass-Through Rate. The Class A-2A Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class A-2B Pass-Through Rate. The Class A-2B Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class A-2C Pass-Through Rate. The Class A-2C Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class A-2D Pass-Through Rate. The Class A-2D Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-4 Pass-Through Rate. The Class M-4 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-5 Pass-Through Rate. The Class M-5 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-6 Pass-Through Rate. The Class M-6 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-7 Pass-Through Rate. The Class M-7 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-8 Pass-Through Rate. The Class M-8 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-3 Pass-Through Rate. The Class B-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class R Certificates are not entitled to receive any distributions of interest.

WAC Cap. As to any Distribution Date, a per annum rate equal to the product of
(i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and (B) the swap receivable into the trust, if any, less swap payments out of the trust, if any, divided by the Mortgage Loan balance at the beginning of the related Due Period multiplied by 12.

Loan Group I WAC Cap. As to any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Group I Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and (B) the swap receivable into the trust, if any, less swap payments out of the trust, if any, for that Distribution Date, divided by the Mortgage Loan balance at the beginning of the related Due Period, multiplied by 12.

Loan Group II WAC Cap. As to any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Group II Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and (B) the swap receivable into the trust, if any, less swap payments out of the trust, if any, for that Distribution Date, divided by the Mortgage Loan balance at the beginning of the related Due Period, multiplied by 12.

Basis Risk Carry Forward Amount. As to any Distribution Date, and any class of LIBOR Certificates, a supplemental interest amount for each class which will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such class' applicable pass-through rate (without regard to the WAC Cap or applicable group cap, as applicable) over interest due on such class of certificates at a rate equal to the WAC Cap or the lesser of the WAC Cap or the applicable loan group cap, as applicable, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates and (iii) interest on the amount in clause (ii) at such class' applicable pass-through rate (without regard to the WAC Cap or applicable loan group cap, as applicable). In the event any class of certificates is no longer outstanding, the applicable certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of certificates.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Accrued Certificate Interest. For each class of LIBOR Certificates on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related class certificate balance immediately prior to such Distribution Date (or the from Closing Date in the case of the first Distribution Date) at the related pass-through rate, as reduced by that class' share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act (or any similar state statutes).

Interest Remittance Amount on the LIBOR Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to any net swap receipts and to interest received or advanced on the Mortgage Loans less the Expense Fee Rate, net swap payments and certain swap termination payments owed to the Swap Provider.

Principal Distribution Amount on the LIBOR Certificates. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans for each Distribution Date (less the Expense Fee Rate and plus swap receipts, if any, and less net swap payments, if any) and available for distribution on such Distribution Date, over (y) the sum of interest payable on the LIBOR Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Group I Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group I Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-1 Certificates.

Group II Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group II Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-2 Certificates.

Class A Principal Allocation Percentage. For any Distribution Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class A-1 Certificates, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date; and
(ii) in the case of the Class A-2 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

Principal Remittance Amount.  On any Distribution Date, the sum of

      (i) all scheduled payments of principal due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer for the related servicer remittance date,

      (ii) the principal portion of all partial and full prepayments received during the related prepayment period,

      (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

      (iv) the principal portion of the repurchase price for any repurchase price for any repurchased Mortgage Loans, and that were repurchased during the period from the servicer remittance date prior to the prior Distribution Date (or from the Closing Date in the case of the first Distribution Date) through the servicer remittance date prior to the current Distribution Date,

      (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

      (vi) the principal portion of the termination price if the Optional Clean-up Call is exercised.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, over (ii) the required overcollateralization for such Distribution Date.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate class certificate balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 49.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the class certificate balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 57.40% (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date) and (C) the class certificate balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 64.70% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date) and (D) the class certificate balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 69.10% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date) and (E) the class certificate balance of the Class M-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 73.00% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-5 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate principal balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date) and (F) the class certificate balance of the Class M-5 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 76.70% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-6 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date) and (G) the class certificate balance of the Class M-6 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 80.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-7 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date) and (H) the class certificate balance of the Class M-7 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 83.20% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-8 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date) and (I) the class certificate balance of the Class M-8 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 86.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (I) the class certificate balance of the Class M-8 Certificates (after taking into account the payment of the Class M-8 Principal Distribution Amount on such Distribution Date) and (J) the class certificate balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 88.20% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (I) the class certificate balance of the Class M-8 Certificates (after taking into account the payment of the Class M-8 Principal Distribution Amount on such Distribution Date), (J) the class certificate balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date) and (K) the class certificate balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 90.60% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class B-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (I) the class certificate balance of the Class M-8 Certificates (after taking into account the payment of the Class M-8 Principal Distribution Amount on such Distribution Date), (J) the class certificate balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (K) the class certificate balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date) and (L) the class certificate balance of the Class B-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 92.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Interest Distributions on the Certificates. On each Distribution Date, distributions from available funds will be allocated as follows:

(i) to the Supplemental Interest Trust, net swap payments and certain swap termination payments owed to the Swap Provider, if any,

(ii)  concurrently,

      (a) from the Interest Remittance Amount related to the Group I Mortgage Loans, to the Class A-1 Certificates, their Accrued Certificate Interest, and any unpaid Accrued Certificate Interest from prior Distribution Dates, allocated based on their entitlement to those amounts; and

      (b) from the Interest Remittance Amount related to the Group II Mortgage Loans, to the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates, their Accrued Certificate Interest and any unpaid Accrued Certificate Interest from prior Distribution Dates, allocated based on their entitlement to those amounts, provided, that if the Interest Remittance Amount for either group of Mortgage Loans is insufficient to make the related payments set forth in clause (a) or (b) above, any Interest Remittance Amount relating to the other group of Mortgage Loans remaining after making the related payments set forth in clause (a) or (b) above will be available to cover that shortfall;

(iii) from any remaining Interest Remittance Amount to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest, and

(iv) from any remaining Interest Remittance Amount to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

Principal Distributions on the Certificates.

On each Distribution Date (A) prior to the Stepdown Date or (B) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

(i)   sequentially:

      (a) concurrently, to the Class R Certificates, pro-rata based on their respective class certificate balances, until their respective class certificate balances have been reduced to zero, and

      (b)   concurrently,


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

            (1) to the Class A-1 Certificates, the Group I Principal Distribution Amount, until the class certificate balances thereof have been reduced to zero; and

            (2) to the Class A-2 Certificates, the Group II Principal Distribution Amount, sequentially, to the Class A-2A Certificates until the class certificate balance thereof has been reduced to zero, the Class A-2B Certificates until the class certificate balance thereof has been reduced to zero, the Class A-2C Certificates until the class certificate balance thereof has been reduced to zero and then to the Class A-2D Certificates until the class certificate balance thereof has been reduced to zero, provided, that if after making distributions pursuant to paragraphs (b)(1) and (b)(2) above on any Distribution Date (without giving effect to this proviso) the class certificate balance of any class of Class A certificates is reduced to zero (considering the Class A-2A, Class A-2B, Class A-2C and Class A-2D certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (i)(b) to the Class A certificates on that Distribution Date, and the amount of principal distributable to the Class A certificates on all subsequent Distribution Dates pursuant to this subsection
                  (i)(b), will be required to be distributed to the other Class A certificates remaining outstanding (in accordance with the paragraphs (b)(1) or (b)(2) above, as applicable), until their respective class certificate balances have been reduced to zero;

(ii) to the Class M Certificates, sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero, and

(iii) to the Class B Certificates, sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero.

On each Distribution Date (A) on or after the Stepdown Date and (B) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

(i)   concurrently,

      (a) to the Class A-1 Certificates, allocated between the Class A-1 Certificates in accordance with the Class A-1 Principal Distribution Allocation described above, the lesser of the Group I Principal Distribution Amount and the portion of the Class A Principal Distribution Amount determined in accordance with the Class A Principal Allocation Percentage for these classes, until their respective class certificate balances have been reduced to zero, and

      (b) to the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates, the lesser of the Group II Principal Distribution Amount and the portion of the Class A Principal Distribution Amount allocable to the Class A-2 Certificates, determined in accordance with the Class A Principal Allocation Percentage for these classes, allocated sequentially to the Class A-2A Certificates until the class certificate balance thereof has been reduced to zero, to the Class A-2B Certificates until the class certificate balance thereof has been reduced to zero, to the Class A-2C Certificates until the class certificate balance thereof has been reduced to zero and then to the Class A-2DCertificates until the class certificate balance thereof has been reduced to zero, provided, that if after making distributions pursuant to paragraphs
            (a) and (b) above on any Distribution Date (without giving effect to this proviso) the class certificate balance of any class of Class A Certificates is reduced to zero (considering the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (i) to the Class A Certificates on that Distribution Date, and the amount of principal distributable to the Class A Certificates on all subsequent Distribution Dates pursuant to this subsection (i), will be required to be distributed to the other Class A Certificates remaining outstanding (in accordance with the paragraphs (a) or (b) above, as applicable), until their class certificate balances have been reduced to zero;

(ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(iii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until their class certificate balance has been reduced to zero,


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

(iv) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(v) to the Class M-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-4 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(vi) to the Class M-5 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-5 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(vii) to the Class M-6 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-6 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(viii) to the Class M-7 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-7 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(ix) to the Class M-8 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-8 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(x) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(xi) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until their class certificate balance has been reduced to zero, and

(xii) to the Class B-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-3 Principal Distribution Amount, until their class certificate balance has been reduced to zero.

Notwithstanding the allocation of principal to the Class A Certificates described above, from and after the Distribution Date on which the aggregate class certificate balances of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1, Class B-2, Class B-3 and Class X certificates have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata to the Class A-1 Certificates, on the one hand, and the Class A-2 Certificates, on the other hand, based on their respective class certificate balances, with the principal allocated to the Class A-2 Certificates, being allocated pro rata between the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be allocated sequentially as follows:

      (i) sequentially, in ascending numerical order, to the Class M Certificates, their unpaid interest amount,

      (ii) sequentially, in ascending numerical order, to the Class B Certificates, their unpaid interest amount,

      (iii) concurrently, to the Class A-1 Certificates, any Basis Risk Carry Forward Amounts for such class, and to the Class A-2 Certificates, any Basis Risk Carry Forward Amounts for such class, allocated pro rata by their respective Basis Risk Carry Forward Amounts,

      (iv) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1, Class B-2 and Class B-3 Certificates any Basis Risk Carry Forward Amount for such classes,

      (v) certain swap termination payments to the Supplemental Interest Trust, and

      (vi)  to the holders of the Class X certificates, any remaining amounts.

Supplemental Interest Trust. Funds deposited into the Supplemental Interest Trust on a Distribution Date will include: the net swap payments owed to the Swap Provider for such Distribution Date and net swap receipts from the Swap Provider for such Distribution Date. Funds in the Supplemental Interest Trust will be distributed on each Distribution Date in the following order of priority:

(i) to the Swap Provider, any net swap payments and certain swap termination payment (other than a defaulted swap termination payment) owed for such Distribution Date,

(ii)  to the certificateholders, to pay interest according to sections (ii),
      (iii) and (iv) of the "Interest Distributions on the LIBOR Certificates" section, to the extent unpaid from other available funds,


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

(iii) to the certificateholders, to pay principal according to the section "Principal Distributions on the Certificates," but only to the extent necessary to cause the overcollateralization to be maintained at the current overcollateralization amount (prior to distribution of any amounts due), to the extent unpaid from other available funds,

(iv) to the certificateholders, to pay unpaid interest shortfall and Basis Risk Carry Forward Amounts according to the section "Allocation of Net Monthly Excess Cashflow" to the extent unpaid, to the extent unpaid from other available funds,

(v) to the Swap Provider, any defaulted swap termination payment owed for such Distribution Date, and

(vi)  to the holders of the Class X certificates, any remaining amounts.

Allocation of Realized Losses. If on any Distribution Date, after giving effect to all distributions of principal and allocations of payments from the Supplemental Interest Trust to pay principal as described above, the aggregate class certificate balances of the LIBOR Certificates exceeds the aggregate scheduled principal balance of the Mortgage Loans for that Distribution Date, the class certificate balance of the applicable Class M or Class B Certificates will be reduced, in inverse order of seniority (beginning with the Class B-3 certificates) by an amount equal to that excess, until that class certificate balance is reduced to zero. This reduction of a class certificate balance for realized losses is referred to as an "Applied Realized Loss Amount." In the event Applied Realized Loss Amounts are allocated to any class of certificates, its class certificate balance will be reduced by the amount so allocated, and no funds will be distributable with respect to interest or Basis Risk Carry Forward Amounts on the amounts written down on that Distribution Date or any future Distribution Dates, even if funds are otherwise available for distribution. Notwithstanding the foregoing, if after an Applied Realized Loss Amount is allocated to reduce the class certificate balance of any class of certificates, amounts are received with respect to any Mortgage Loan or related mortgaged property that had previously been liquidated or otherwise disposed of (any such amount being referred to as a "Subsequent Recovery"), the class certificate balance of each class of certificates that has been previously reduced by Applied Realized Loss Amounts will be increased, in order of seniority, by the amount of the Subsequent Recoveries (but not in excess of the unpaid realized loss amount for the applicable class of Class M or Class B Certificates for the related Distribution Date). Any Subsequent Recovery that is received during a Prepayment Period will be treated as liquidation proceeds and included as part of the Principal Remittance Amount for the related Distribution Date.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Remaining Prepayment Penalty Term by Product Type(1)

                                        0-12          13-24          25-36      37-48     49-60
                       No Penalty      Months         Months        Months      Months    Months       Total
-------------------   ------------   -----------   ------------   -----------   ------   --------   ------------
1 mo ARM                  $112,507            $0             $0            $0       $0         $0       $112,507
1 mo ARM IO                109,550             0              0             0        0          0        109,550
10 yr Fixed                189,830             0              0        59,068        0          0        248,898
15 yr Fixed              2,090,949             0         39,721     2,472,629        0          0      4,603,298
15 yr Fixed IO              63,700             0         16,000       145,000        0          0        224,700
2 yr ARM               107,264,371    16,159,170    225,507,191    25,255,053        0          0    374,185,785
2 yr ARM IO             60,847,418    15,504,045    199,262,093    14,142,730        0          0    289,756,286
20 yr Fixed              2,320,722        27,818              0       661,110        0          0      3,009,650
25 yr Fixed                      0             0              0        44,912        0          0         44,912
3 yr ARM                48,546,516     3,016,975      2,230,379    19,066,405        0          0     72,860,275
3 yr ARM IO             27,327,042     2,805,371        422,200    28,436,840        0          0     58,991,453
30 yr Fixed             22,630,875     2,334,353      7,082,281    72,451,522        0    780,987    105,280,018
30 yr Fixed IO           2,251,704       149,764        545,096     7,988,935        0     90,000     11,025,499
40 yr Fixed                101,552             0        281,744       295,707        0          0        679,003
5 yr ARM                 2,317,527             0        453,836     2,600,206        0          0      5,371,569
5 yr ARM IO              1,039,650             0        988,883     6,154,084        0          0      8,182,618
6 mo ARM                   185,328             0      4,189,359     2,808,702        0          0      7,183,388
Fixed Balloon 25/15              0             0              0        94,141        0          0         94,141
Fixed Balloon 30/15     11,498,818       983,184     11,534,003     2,818,114        0     38,960     26,873,078
Fixed Balloon 40/30        546,243             0         57,525     2,161,717        0          0      2,765,486
-------------------   ------------   -----------   ------------   -----------   ------   --------   ------------
Total:                $289,444,301   $40,980,681   $452.610.311   $187.656.877      $0   $909,946   $971,602,117

                                        0-12          13-24          25-36      37-48     49-60
                       No Penalty      Months         Months        Months      Months    Months
-------------------   ------------   -----------   ------------   -----------   ------   --------
1 mo ARM                      0.01%         0.00%          0.00%         0.00%    0.00%      0.00%
1 mo ARM IO                   0.01          0.00           0.00          0.00     0.00       0.00
10 yr Fixed                   0.02          0.00           0.00          0.01     0.00       0.00
15 yr Fixed                   0.22          0.00           0.00          0.25     0.00       0.00
15 yr Fixed IO                0.01          0.00           0.00          0.01     0.00       0.00
2 yr ARM                     11.04          1.66          23.21          2.60     0.00       0.00
2 yr ARM IO                   6.26          1.60          20.51          1.46     0.00       0.00
20 yr Fixed                   0.24          0.00           0.00          0.07     0.00       0.00
25 yr Fixed                   0.00          0.00           0.00          0.00     0.00       0.00
3 yr ARM                      5.00          0.31           0.23          1.96     0.00       0.00
3 yr ARM IO                   2.81          0.29           0.04          2.93     0.00       0.00
30 yr Fixed                   2.33          0.24           0.73          7.46     0.00       0.08
30 yr Fixed IO                0.23          0.02           0.06          0.82     0.00       0.01
40 yr Fixed                   0.01          0.00           0.03          0.03     0.00       0.00
5 yr ARM                      0.24          0.00           0.05          0.27     0.00       0.00
5 yr ARM IO                   0.11          0.00           0.10          0.63     0.00       0.00
6 mo ARM                      0.02          0.00           0.43          0.29     0.00       0.00
Fixed Balloon 25/15           0.00          0.00           0.00          0.01     0.00       0.00
Fixed Balloon 30/15           1.18          0.10           1.19          0.29     0.00       0.00
Fixed Balloon 40/30           0.06          0.00           0.01          0.22     0.00       0.00
-------------------   ------------   -----------   ------------   -----------   ------   --------
Total:                       29.79%         4.22%         46.58%        19.31%    0.00%      0.09%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Cut-off Date unless otherwise noted.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Class M Certificates

      The assumptions for the breakeven CDR table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 4 above) are applied

o 1-month and 6-month Forward LIBOR curves (as of close on January 17, 2006) are used

o     40% loss severity

o     There is a 6 month lag in recoveries

o Priced to call with collateral losses calculated through the life of the applicable bond

o Certificates are priced at par, except B-1, B-2 and B-3 priced at 99.09046%, 82.59215% and 77.09017%, respectively

o     Assumes bonds pay on 25th of month

                                   First Dollar of Loss                LIBOR Flat                 0% Return
---------   -------------------   ---------------------     ---------------------     ---------------------
Class M-1   CDR (%)                               44.46                     44.57                     46.17
            Yield (%)                            5.0503                    4.6336                    0.0126
            WAL                                    2.69                      2.69                       2.6
            Modified Duration                      2.49                      2.49                      2.47
            Principal Window              Oct08 - Oct08             Oct08 - Oct08             Sep08 - Sep08
            Principal Writedown          7,335.41 (0.02)         461,218.56 (1.20)      5,045,109.64 (13.15)
            Total Collat Loss     228,363,907.39 (23.50)    228,782,789.72 (23.55)    232,529,374.82 (23.93)
Class M-2   CDR (%)                               34.69                     34.79                     36.12
            Yield (%)                            5.0596                    4.6541                    0.0040
            WAL                                    3.11                      3.11                      3.01
            Modified Duration                      2.84                      2.85                      2.84
            Principal Window              Mar09 - Mar09             Mar09 - Mar09             Feb09 - Feb09
            Principal Writedown         32,229.86 (0.09)         507,884.45 (1.43)      5,436,538.87 (15.33)
            Total Collat Loss     198,306,820.56 (20.41)    198,740,905.68 (20.45)    202,748,582.38 (20.87)
Class M-3   CDR (%)                               29.68                     29.75                     30.38
            Yield (%)                            5.1037                    4.6332                    0.0737
            WAL                                    3.36                      3.36                      3.34
            Modified Duration                      3.05                      3.06                      3.11
            Principal Window              Jun09 - Jun09             Jun09 - Jun09             Jun09 - Jun09
            Principal Writedown          4,611.90 (0.02)         366,412.86 (1.71)      3,605,869.80 (16.87)
            Total Collat Loss     180,196,528.48 (18.55)    180,526,005.99 (18.58)    183,473,171.47 (18.88)
Class M-4   CDR (%)                               25.66                     25.74                     26.43
            Yield (%)                            5.2626                    4.6574                    0.0752
            WAL                                    3.61                      3.61                       3.5
            Modified Duration                      3.25                      3.26                      3.24
            Principal Window              Sep09 - Sep09             Sep09 - Sep09             Aug09 - Aug09
            Principal Writedown         10,368.17 (0.05)         456,489.37 (2.41)      3,459,414.95 (18.26)
            Total Collat Loss     164,313,427.58 (16.91)    164,718,002.50 (16.95)    167,014,429.44 (17.19)
Class M-5   CDR (%)                               22.30                     22.38                     22.90
            Yield (%)                            5.2800                    4.6318                    0.0013
            WAL                                    3.77                      3.77                      3.74
            Modified Duration                      3.38                      3.39                      3.45
            Principal Window              Nov09 - Nov09             Nov09 - Nov09             Nov09 - Nov09
            Principal Writedown         22,006.68 (0.12)         497,948.78 (2.77)      3,576,593.87 (19.90)
            Total Collat Loss     148,880,760.66 (15.32)    149,312,406.22 (15.37)    152,102,066.31 (15.65)
Class M-6   CDR (%)                               19.42                     19.49                     20.02
            Yield (%)                            5.2885                    4.6593                    0.0898
            WAL                                    4.02                      4.02                       3.9
            Modified Duration                      3.58                      3.59                      3.58
            Principal Window              Feb10 - Feb10             Feb10 - Feb10             Jan10 - Jan10
            Principal Writedown         61,425.88 (0.38)         503,390.39 (3.14)      3,314,987.81 (20.68)
            Total Collat Loss     135,583,348.24 (13.95)    135,984,765.97 (14.00)    138,150,344.40 (14.22)
Class M-7   CDR (%)                               16.89                     17.02                     17.50
            Yield (%)                            5.8619                    4.6413                    0.0855
            WAL                                    4.19                      4.19                      4.04
            Modified Duration                      3.66                      3.68                      3.66
            Principal Window              Apr10 - Apr10             Apr10 - Apr10             Mar10 - Mar10
            Principal Writedown         34,491.52 (0.22)         899,030.47 (5.78)      3,662,160.50 (23.56)
            Total Collat Loss     122,204,735.79 (12.58)    122,992,294.04 (12.66)    125,135,163.62 (12.88)


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Class M Certificates

      The assumptions for the breakeven CDR table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 4 above) are applied

o 1-month and 6-month Forward LIBOR curves (as of close on January 17, 2006) are used

o     40% loss severity

o     There is a 6 month lag in recoveries

o Priced to call with collateral losses calculated through the life of the applicable bond

o Certificates are priced at par, except B-1, B-2 and B-3 priced at 99.09046%, 82.59215% and 77.09017%, respectively

o     Assumes bonds pay on 25th of month

                                   First Dollar of Loss                LIBOR Flat                 0% Return
---------   -------------------   ---------------------     ---------------------     ---------------------
Class M-8   CDR (%)                               14.80                     14.93                     15.30
            Yield (%)                            6.0652                    4.6634                    0.0753
            WAL                                    4.36                      4.35                      4.26
            Modified Duration                      3.77                      3.78                      3.83
            Principal Window              Jun10 - Jun10             Jun10 - Jun10             Jun10 - Jun10
            Principal Writedown         68,729.25 (0.51)         972,663.12 (7.15)      3,535,842.76 (26.00)
            Total Collat Loss     110,559,168.38 (11.38)    111,386,002.74 (11.46)    113,726,769.98 (11.71)


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Sensitivity Table for the Offered Certificates - To Maturity

      The assumptions for the sensitivity table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 4 above) are applied

o     1-month and 6-month LIBOR remain static

o     10% Clean Up Call is not exercised

                              50 PPA   75 PPA   100 PPA   125 PPA   150 PPA   175 PPA
----------   --------------   ------   ------   -------   -------   -------   -------
Class A-1    WAL                4.27     2.90      2.02      1.29      1.09      0.95
             First Prin Pay        1        1         1         1         1         1
             Last Prin Pay       300      219       167        34        28        24

Class A-2A   WAL                1.68     1.20      0.95      0.78      0.66      0.57
             First Prin Pay        1        1         1         1         1         1
             Last Prin Pay        41       28        22        19        16        13

Class A-2B   WAL                4.20     2.72      2.00      1.72      1.45      1.23
             First Prin Pay       41       28        22        19        16        13
             Last Prin Pay        67       45        28        23        21        18

Class A-2C   WAL                8.45     5.56      3.26      2.12      1.83      1.65
             First Prin Pay       67       45        28        23        21        18
             Last Prin Pay       157      104        76        31        25        23

Class A-2D   WAL               17.09    11.75      8.62      2.65      2.10      1.89
             First Prin Pay      157      104        76        31        25        23
             Last Prin Pay       300      218       165        34        27        24

Class M-1    WAL                8.99     6.07      5.39      7.08      5.62      4.65
             First Prin Pay       48       40        52        64        51        43
             Last Prin Pay       272      192       145       129       103        85

Class M-2    WAL                8.97     6.04      5.05      5.01      3.96      3.33
             First Prin Pay       48       39        47        51        41        35
             Last Prin Pay       264      185       139       107        85        71

Class M-3    WAL                8.95     6.03      4.89      4.49      3.55      3.03
             First Prin Pay       48       39        45        47        37        32
             Last Prin Pay       255      177       133       103        82        67

Class M-4    WAL                8.93     6.01      4.80      4.26      3.38      2.89
             First Prin Pay       48       38        43        44        35        31
             Last Prin Pay       248      175       129        99        79        65

Class M-5    WAL                8.91     5.99      4.73      4.11      3.28      2.79
             First Prin Pay       48       38        42        42        34        29
             Last Prin Pay       241      170       125        96        76        63

Class M-6    WAL                8.88     5.96      4.67      3.99      3.20      2.71
             First Prin Pay       48       38        41        40        33        28
             Last Prin Pay       234      163       120        92        73        61

Class M-7    WAL                8.85     5.93      4.61      3.89      3.13      2.65
             First Prin Pay       48       37        40        39        32        27
             Last Prin Pay       226      157       115        88        70        58

Class M-8    WAL                8.80     5.89      4.56      3.81      3.06      2.61
             First Prin Pay       48       37        39        38        31        27
             Last Prin Pay       216      150       110        84        67        55


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Sensitivity Table for the Offered Certificates - To Call

      The assumptions for the sensitivity table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 4 above) are applied

o     1-month and 6-month LIBOR remain static

o     10% Clean Up Call is exercised

                              50 PPA   75 PPA   100 PPA   125 PPA   150 PPA   175 PPA
----------   --------------   ------   ------   -------   -------   -------   -------
Class A-1    WAL                3.99     2.68      1.85      1.29      1.09      0.95
             First Prin Pay        1        1         1         1         1         1
             Last Prin Pay       149       99        72        34        28        24

Class A-2A   WAL                1.68     1.20      0.95      0.78      0.66      0.57
             First Prin Pay        1        1         1         1         1         1
             Last Prin Pay        41       28        22        19        16        13

Class A-2B   WAL                4.20     2.72      2.00      1.72      1.45      1.23
             First Prin Pay       41       28        22        19        16        13
             Last Prin Pay        67       45        28        23        21        18

Class A-2C   WAL                8.43     5.56      3.25      2.12      1.83      1.65
             First Prin Pay       67       45        28        23        21        18
             Last Prin Pay       149       99        72        31        25        23

Class A-2D   WAL               12.36     8.19      5.94      2.65      2.10      1.89
             First Prin Pay      149       99        72        31        25        23
             Last Prin Pay       149       99        72        34        27        24

Class M-1    WAL                8.17     5.46      4.93      4.52      3.61      3.02
             First Prin Pay       48       40        52        55        44        37
             Last Prin Pay       149       99        72        55        44        37

Class M-2    WAL                8.17     5.44      4.60      4.48      3.56      3.00
             First Prin Pay       48       39        47        51        41        35
             Last Prin Pay       149       99        72        55        44        37

Class M-3    WAL                8.17     5.44      4.45      4.14      3.29      2.82
             First Prin Pay       48       39        45        47        37        32
             Last Prin Pay       149       99        72        55        44        37

Class M-4    WAL                8.17     5.43      4.37      3.93      3.12      2.68
             First Prin Pay       48       38        43        44        35        31
             Last Prin Pay       149       99        72        55        44        37

Class M-5    WAL                8.17     5.43      4.32      3.79      3.03      2.58
             First Prin Pay       48       38        42        42        34        29
             Last Prin Pay       149       99        72        55        44        37

Class M-6    WAL                8.17     5.43      4.27      3.68      2.96      2.52
             First Prin Pay       48       38        41        40        33        28
             Last Prin Pay       149       99        72        55        44        37

Class M-7    WAL                8.17     5.42      4.24      3.60      2.90      2.47
             First Prin Pay       48       37        40        39        32        27
             Last Prin Pay       149       99        72        55        44        37

Class M-8    WAL                8.17     5.42      4.21      3.54      2.85      2.44
             First Prin Pay       48       37        39        38        31        27
             Last Prin Pay       149       99        72        55        44        37


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Excess Spread. The information in the following table has been prepared in accordance with the following assumptions (i) One and Six-month LIBOR increase in accordance with the LIBOR Forward Curves as of the close on January 17, 2006,
(ii) daycount convention of 30/360 is applied, and (iii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual excess spread on any distribution date will conform to the corresponding rate set forth for that Distribution Date in the following table.

Period   Distribution Date   Excess Spread (%)
------   -----------------   -----------------
     1   Feb-06                         5.8262
     2   Mar-06                         2.2300
     3   Apr-06                         2.1948
     4   May-06                         2.2131
     5   Jun-06                         2.1955
     6   Jul-06                         2.2137
     7   Aug-06                         2.1911
     8   Sep-06                         2.1902
     9   Oct-06                         2.2224
    10   Nov-06                         2.1955
    11   Dec-06                         2.2374
    12   Jan-07                         2.1986
    13   Feb-07                         2.2101
    14   Mar-07                         2.3622
    15   Apr-07                         2.2242
    16   May-07                         2.2900
    17   Jun-07                         2.2394
    18   Jul-07                         2.3073
    19   Aug-07                         2.2510
    20   Sep-07                         2.2605
    21   Oct-07                         2.4420
    22   Nov-07                         4.2350
    23   Dec-07                         4.3491
    24   Jan-08                         4.1878
    25   Feb-08                         4.1725
    26   Mar-08                         4.4120
    27   Apr-08                         4.1540
    28   May-08                         4.4704
    29   Jun-08                         4.3357
    30   Jul-08                         4.4549
    31   Aug-08                         4.3184
    32   Sep-08                         4.3099
    33   Oct-08                         4.4771
    34   Nov-08                         4.7007
    35   Dec-08                         4.8368
    36   Jan-09                         4.6771
    37   Feb-09                         4.6823
    38   Mar-09                         4.9394
    39   Apr-09                         4.4842
    40   May-09                         4.7345
    41   Jun-09                         4.6008
    42   Jul-09                         4.7451
    43   Aug-09                         4.5953
    44   Sep-09                         4.5914
    45   Oct-09                         4.7351
    46   Nov-09                         4.6035
    47   Dec-09                         4.7441
    48   Jan-10                         4.5774
    49   Feb-10                         4.5956
    50   Mar-10                         5.0271
    51   Apr-10                         4.5769
    52   May-10                         4.7316
    53   Jun-10                         4.5754
    54   Jul-10                         4.7162
    55   Aug-10                         4.5611
    56   Sep-10                         4.5549
    57   Oct-10                         4.7000
    58   Nov-10                         4.5715
    59   Dec-10                         4.7332
    60   Jan-11                         4.5622
    61   Feb-11                         4.5718
    62   Mar-11                         5.0536
    63   Apr-11                         4.5586
    64   May-11                         4.7144
    65   Jun-11                         4.5465
    66   Jul-11                         4.7006
    67   Aug-11                         4.5284
    68   Sep-11                         4.5178
    69   Oct-11                         4.6720
    70   Nov-11                         4.5127
    71   Dec-11                         4.6634
    72   Jan-12                         4.4605
    73   Feb-12                         4.1427
    74   Mar-12                         4.4822
    75   Apr-12                         4.1229
    76   May-12                         4.2949
    77   Jun-12                         4.1088
    78   Jul-12                         4.2735
    79   Aug-12                         4.0856
    80   Sep-12                         4.0736
    81   Oct-12                         4.2395
    82   Nov-12                         4.0744
    83   Dec-12                         4.2364
    84   Jan-13                         4.0273
    85   Feb-13                         4.0472
    86   Mar-13                         4.5810
    87   Apr-13                         4.0638
    88   May-13                         4.2651
    89   Jun-13                         4.1013
    90   Jul-13                         4.2860
    91   Aug-13                         4.1226
    92   Sep-13                         4.1350
    93   Oct-13                         4.3216
    94   Nov-13                         4.1834
    95   Dec-13                         4.3681
    96   Jan-14                         4.2020
    97   Feb-14                         4.2305
    98   Mar-14                         4.7508
    99   Apr-14                         4.2667
   100   May-14                         4.4686
   101   Jun-14                         4.3237
   102   Jul-14                         4.5097
   103   Aug-14                         4.3677
   104   Sep-14                         4.3924
   105   Oct-14                         4.5766
   106   Nov-14                         4.4527
   107   Dec-14                         4.6346
   108   Jan-15                         4.4896
   109   Feb-15                         4.5262
   110   Mar-15                         5.0197
   111   Apr-15                         4.5790
   112   May-15                         4.7717
   113   Jun-15                         4.6469
   114   Jul-15                         4.8262
   115   Aug-15                         4.7061
   116   Sep-15                         4.7367
   117   Oct-15                         4.9130
   118   Nov-15                         4.8089
   119   Dec-15                         4.9837
   120   Jan-16                         4.8642


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WAC Cap, Loan Group I WAC Cap, Loan Group II WAC Cap . The information in the following table has been prepared in accordance with the following assumptions
(i) one and six-month LIBOR remain constant at 20.00%, (ii) daycount convention of actual/360 is applied and(iii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.

                             WAC Cap   Loan Group I   Loan Group II
Period   Distribution Date     (%)     WAC Cap (%)     WAC Cap (%)
------   -----------------   -------   ------------   -------------
     1        Feb-06         41.3847        41.2192         41.4533
     2        Mar-06         21.7951        21.7476         21.8148
     3        Apr-06         21.3737        21.3330         21.3906
     4        May-06         21.2760        21.2340         21.2934
     5        Jun-06         20.9696        20.9289         20.9865
     6        Jul-06         20.8081        20.7659         20.8256
     7        Aug-06         20.4299        20.3890         20.4469
     8        Sep-06         20.1075        20.0662         20.1246
     9        Oct-06         19.8519        19.8113         19.8687
    10        Nov-06         19.3601        19.3209         19.3763
    11        Dec-06         19.0838        19.0430         19.1006
    12        Jan-07         18.5989        18.5592         18.6152
    13        Feb-07         18.2327        18.1928         18.2492
    14        Mar-07         18.2629        18.2183         18.2814
    15        Apr-07         17.5308        17.4924         17.5466
    16        May-07         17.3232        17.2836         17.3395
    17        Jun-07         16.8644        16.8259         16.8804
    18        Jul-07         16.6757        16.6356         16.6922
    19        Aug-07         16.2261        16.1870         16.2422
    20        Sep-07         15.9235        15.8790         15.9420
    21        Oct-07         15.8839        16.0955         15.7965
    22        Nov-07         12.0426        11.8469         12.1231
    23        Dec-07         12.3233        12.0981         12.4162
    24        Jan-08         12.0618        11.8397         12.1538
    25        Feb-08         12.0565        11.8351         12.1490
    26        Mar-08         12.5323        12.2933         12.6323
    27        Apr-08         11.9713        11.8284         12.0311
    28        May-08         12.7964        12.5103         12.9162
    29        Jun-08         12.4587        12.1741         12.5779
    30        Jul-08         12.6796        12.3849         12.8031
    31        Aug-08         12.3360        12.0503         12.4558
    32        Sep-08         12.2780        11.9899         12.3988
    33        Oct-08         12.5927        12.3827         12.6808
    34        Nov-08         12.2147        11.9671         12.3186
    35        Dec-08         12.5379        12.2850         12.6437
    36        Jan-09         12.1922        11.9487         12.2938
    37        Feb-09         12.1726        11.9301         12.2734
    38        Mar-09         13.1970        12.9251         13.3101
    39        Apr-09         12.1658        12.0017         12.2340
    40        May-09         13.2113        12.9558         13.3177
    41        Jun-09         12.8345        12.5822         12.9395
    42        Jul-09         13.1565        12.8955         13.2652
    43        Aug-09         12.7716        12.5185         12.8770
    44        Sep-09         12.7404        12.4870         12.8460
    45        Oct-09         13.0882        12.8480         13.1883
    46        Nov-09         12.9108        12.6947         13.0008
    47        Dec-09         13.2425        13.0202         13.3352
    48        Jan-10         12.8507        12.6350         12.9406
    49        Feb-10         12.8197        12.6035         12.9098
    50        Mar-10         13.9463        13.7062         14.0463
    51        Apr-10         12.7722        12.5566         12.8620
    52        May-10         13.2281        13.0575         13.2992
    53        Jun-10         12.8346        12.6710         12.9027
    54        Jul-10         13.1677        12.9979         13.2385
    55        Aug-10         12.7734        12.6084         12.8422
    56        Sep-10         12.7430        12.5773         12.8121
    57        Oct-10         13.0871        12.9184         13.1574
    58        Nov-10         12.7268        12.6090         12.7759
    59        Dec-10         13.0801        12.9426         13.1374
    60        Jan-11         12.6853        12.5514         12.7411
    61        Feb-11         11.3538        11.2192         11.4100
    62        Mar-11         12.5557        12.4057         12.6182
    63        Apr-11         11.3273        11.1911         11.3841
    64        May-11         11.6985        11.5656         11.7539
    65        Jun-11         11.3128        11.1782         11.3689
    66        Jul-11         11.6759        11.5360         11.7343
    67        Aug-11         11.2857        11.1495         11.3425
    68        Sep-11         11.2720        11.1350         11.3291
    69        Oct-11         11.6336        11.4912         11.6929
    70        Nov-11         11.2515        11.1211         11.3059
    71        Dec-11         11.6174        11.4766         11.6761
    72        Jan-12         11.2287        11.0917         11.2859
    73        Feb-12         11.2147        11.0768         11.2722
    74        Mar-12         11.9730        11.8249         12.0349
    75        Apr-12         11.1865        11.0470         11.2446
    76        May-12         11.5517        11.4151         11.6088
    77        Jun-12         11.1697        11.0317         11.2273
    78        Jul-12         11.5272        11.3838         11.5871
    79        Aug-12         11.1410        11.0014         11.1993
    80        Sep-12         11.1265        10.9861         11.1851
    81        Oct-12         11.4824        11.3365         11.5433
    82        Nov-12         11.1000        10.9624         11.1575
    83        Dec-12         11.4562        11.3118         11.5165
    84        Jan-13         11.0720        10.9314         11.1307
    85        Feb-13         11.0573        10.9159         11.1163
    86        Mar-13         12.2256        12.0682         12.2913
    87        Apr-13         11.0276        10.8847         11.0873
    88        May-13         11.3798        11.2313         11.4419
    89        Jun-13         10.9978        10.8533         11.0582
    90        Jul-13         11.3489        11.1987         11.4117
    91        Aug-13         10.9678        10.8217         11.0289
    92        Sep-13         10.9527        10.8058         11.0141
    93        Oct-13         11.3022        11.1496         11.3660
    94        Nov-13         10.9225        10.7740         10.9845
    95        Dec-13         11.2709        11.1166         11.3353
    96        Jan-14         10.8920        10.7420         10.9547


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             WAC Cap   Loan Group I   Loan Group II
Period   Distribution Date     (%)     WAC Cap (%)     WAC Cap (%)
------   -----------------   -------   ------------   -------------
    97        Feb-14         10.8768        10.7260         10.9398
    98        Mar-14         12.0252        11.8574         12.0953
    99        Apr-14         10.8461        10.6938         10.9097
   100        May-14         11.1917        11.0335         11.2578
   101        Jun-14         10.8153        10.6614         10.8795
   102        Jul-14         11.1598        11.0001         11.2265
   103        Aug-14         10.7843        10.6290         10.8492
   104        Sep-14         10.7688        10.6127         10.8340
   105        Oct-14         11.1117        10.9496         11.1794
   106        Nov-14         10.7376        10.5801         10.8035
   107        Dec-14         11.0794        10.9158         11.1478
   108        Jan-15         10.7064        10.5473         10.7728
   109        Feb-15         10.6907        10.5309         10.7574
   110        Mar-15         11.8188        11.6411         11.8930
   111        Apr-15         10.6593        10.4981         10.7266
   112        May-15         10.9983        10.8310         11.0682
   113        Jun-15         10.6278        10.4652         10.6957
   114        Jul-15         10.9657        10.7969         11.0362
   115        Aug-15         10.5962        10.4321         10.6647
   116        Sep-15         10.5803        10.4156         10.6491
   117        Oct-15         10.9166        10.7457         10.9880
   118        Nov-15         10.5486        10.3825         10.6180
   119        Dec-15         10.8838        10.7115         10.9558
   120        Jan-16         10.5168        10.3493         10.5867


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Swap Agreement. On the Closing Date, the Trustee will enter into a swap agreement with an initial swap notional amount of $933,709,634. Under the swap agreement, on each Distribution Date prior to the termination of the swap agreement, the trust shall be obligated to pay an amount equal to a per annum rate of [4.81]% (on a 30/360 basis) on the lesser of the swap notional amount and the aggregate class certificate balance of the LIBOR Certificates to the Swap Provider and the trust will be entitled to receive an amount equal to a per annum rate of 1-month LIBOR (on a actual/360 basis) on the lesser of the swap notional amount and the aggregate class certificate balance of the LIBOR Certificates from the Swap Provider. Only the net amount of the two obligations above will be paid by the appropriate party. The Swap Schedule is calculated as 170% of the Pricing Prepayment Assumption.

                                  Swap Schedule

Period   Distribution Date   Swap Notional Amount ($)
------   -----------------   ------------------------
     1        Feb-06                      933,709,634
     2        Mar-06                      915,532,838
     3        Apr-06                      893,996,228
     4        May-06                      869,164,809
     5        Jun-06                      841,137,660
     6        Jul-06                      810,048,244
     7        Aug-06                      776,066,029
     8        Sep-06                      739,395,392
     9        Oct-06                      700,284,380
    10        Nov-06                      659,281,286
    11        Dec-06                      620,505,884
    12        Jan-07                      583,905,781
    13        Feb-07                      549,358,370
    14        Mar-07                      516,747,698
    15        Apr-07                      485,964,406
    16        May-07                      456,905,507
    17        Jun-07                      429,473,720
    18        Jul-07                      403,577,035
    19        Aug-07                      379,128,890
    20        Sep-07                      356,047,631
    21        Oct-07                      334,192,696
    22        Nov-07                      119,705,504
    23        Dec-07                      113,760,606
    24        Jan-08                      108,116,576
    25        Feb-08                      102,757,948
    26        Mar-08                       97,670,006
    27        Apr-08                       92,838,807
    28        May-08                       88,251,140
    29        Jun-08                       83,894,488
    30        Jul-08                       79,756,988
    31        Aug-08                       75,827,399
    32        Sep-08                       72,095,068
    33        Oct-08                       68,549,897
    34        Nov-08                       43,037,265
    35        Dec-08                       41,007,242
    36        Jan-09                       39,004,617
    37        Feb-09                       37,120,472
    38        Mar-09                       35,406,884
    39        Apr-09                       33,822,300
    40        May-09                       32,309,524
    41        Jun-09                       30,865,230
    42        Jul-09                       29,486,251
    43        Aug-09                       28,169,573
    44        Sep-09                       26,912,323
    45        Oct-09                       25,711,766
    46        Nov-09                       24,565,298
    47        Dec-09                       23,470,436
    48        Jan-10                       22,424,817
    49        Feb-10                       21,426,187
    50        Mar-10                       20,472,399
    51        Apr-10                       19,561,408
    52        May-10                       18,691,263
    53        Jun-10                       17,860,104
    54        Jul-10                       17,066,160
    55        Aug-10                       16,307,734
    56        Sep-10                       15,583,222
    57        Oct-10                       14,891,060
    58        Nov-10                       13,931,840
    59        Dec-10                       13,320,585
    60        Jan-11                       12,736,030
    61    Feb-11 onwards                            0


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Mortgage Loans - All Collateral

Selected Mortgage Loan Data(1)

 Scheduled Principal Balance:                                       $971,602,117
 Number of Mortgage Loans:                                                 6,187
 Average Scheduled Principal Balance:                                   $157,039
 Weighted Average Gross Coupon:                                           7.653%
 Weighted Average Net Coupon: (2)                                         7.143%
 Weighted Average Current FICO Score:                                        633
 Weighted Average Original LTV Ratio:                                     79.70%
 Weighted Average Combined Original LTV Ratio:                            82.37%
 Weighted Average Stated Remaining Term (months):                            351
 Weighted Average Seasoning(months):                                           3
 Weighted Average Months to Roll: (3)                                         23
 Weighted Average Gross Margin: (3)                                        6.10%
 Weighted Average Initial Rate Cap: (3)                                    2.87%
 Weighted Average Periodic Rate Cap: (3)                                   1.08%
 Weighted Average Gross Maximum Lifetime Rate: (3)                        13.85%
 Weighted Average Percentage of Loans with Silent Seconds:                35.03%
 Weighted Average Back-Debt to Income Ratio:                              42.04%
 Weighted Average Percentage of Loans with Mortgage Insurance:             0.00%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Cut-off Date unless otherwise noted.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.

(3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage loan pool.

                    Distribution by Current Principal Balance


                                                                                                  Weighted
                                                               Pct. Of Pool                         Avg.
                               Number                          By Principal    Weighted Avg.      Current
Current Principal Balance     of Loans     Principal Balance     Balance       Gross Coupon         FICO
-------------------------   ------------   -----------------   ------------    -------------    ------------
$50,000 & Below                      553         $18,611,076           1.92%          10.182%            630
$50,001 - $75,000                    767          48,522,804           4.99            8.844             622
$75,001 - $100,000                   863          76,127,603           7.84            8.218             623
$100,001 - $125,000                  827          92,939,319           9.57            7.915             625
$125,001 - $150,000                  706          97,042,654           9.99            7.755             630
$150,001 - $200,000                  858         149,416,540          15.38            7.567             630
$200,001 - $250,000                  578         129,336,910          13.31            7.528             632
$250,001 - $300,000                  372         102,093,979          10.51            7.317             637
$300,001 - $350,000                  272          87,635,948           9.02            7.307             633
$350,001 - $400,000                  177          65,701,932           6.76            7.265             641
$400,001 & Above                     214         104,173,352          10.72            7.051             649
-------------------------   ------------   -----------------   ------------    -------------    ------------
Total:                             6,187        $971,602,117         100.00%           7.653%            633
                                                            Weighted Avg.
                                                              Combined
                                Avg.       Weighted Avg.    Original LTV
                             Principal       Combined        with Silent                      Pct. Owner
Current Principal Balance     Balance      Original LTV        Seconds       Pct. Full Doc     Occupied
-------------------------   ------------   -------------    -------------    -------------    ----------
$50,000 & Below                  $33,655           93.44%           94.50%           67.32%        97.55%
$50,001 - $75,000                 63,263           84.41            90.13            62.50         91.72
$75,001 - $100,000                88,213           82.78            90.56            62.26         92.13
$100,001 - $125,000              112,381           82.86            91.26            61.55         93.18
$125,001 - $150,000              137,454           81.58            90.22            58.41         92.24
$150,001 - $200,000              174,145           81.57            89.16            53.18         92.59
$200,001 - $250,000              223,766           82.18            89.98            45.64         94.59
$250,001 - $300,000              274,446           82.05            90.16            34.97         94.01
$300,001 - $350,000              322,191           82.67            91.12            32.81         95.97
$350,001 - $400,000              371,197           82.10            90.89            26.31         93.74
$400,001 & Above                 486,791           81.10            89.32            38.25         99.14
-------------------------   ------------   -------------    -------------    -------------    ----------
Total:                          $157,039           82.37%           90.25%           47.78%        94.13%


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate


                                                                                                  Weighted
                                                               Pct. Of Pool                         Avg.
Current                        Number                          By Principal    Weighted Avg.      Current
Rate                          of Loans     Principal Balance     Balance       Gross Coupon         FICO
-------------------------   ------------   -----------------   ------------    -------------    ------------
4.99% & Below                          2            $588,378           0.06%           4.772%            625
5.00 - 5.49%                          15           4,584,584           0.47            5.335             648
5.50 - 5.99%                         137          34,099,523           3.51            5.843             659
6.00 - 6.49%                         352          81,110,026           8.35            6.268             654
6.50 - 6.99%                         896         184,103,893          18.95            6.764             642
7.00 - 7.49%                         884         159,003,550          16.37            7.245             635
7.50 - 7.99%                       1,200         208,145,715          21.42            7.735             635
8.00 - 8.49%                         729         107,988,996          11.11            8.221             621
8.50 - 8.99%                         655          82,612,177           8.50            8.725             613
9.00% & Above                      1,317         109,365,275          11.26            9.921             611
-------------------------   ------------   -----------------   ------------    -------------    ------------
Total:                             6,187        $971,602,117         100.00%           7.653%            633
                                                            Weighted Avg.
                                             Weighted         Combined
                                Avg.           Avg.         Original LTV
Current                      Principal       Combined        with Silent                      Pct. Owner
Rate                          Balance      Original LTV        Seconds       Pct. Full Doc     Occupied
-------------------------   ------------   -------------    -------------    -------------    ----------
4.99% & Below                   $294,189           80.00%           98.63%            0.00%       100.00%
5.00 - 5.49%                     305,639           77.93            84.49            86.04         93.46
5.50 - 5.99%                     248,902           80.76            91.38            69.34         98.55
6.00 - 6.49%                     230,426           79.49            90.59            62.47         98.51
6.50 - 6.99%                     205,473           79.70            89.90            52.31         96.90
7.00 - 7.49%                     179,868           80.68            90.40            46.66         95.64
7.50 - 7.99%                     173,455           81.61            89.65            37.13         93.41
8.00 - 8.49%                     148,133           82.99            90.38            40.70         90.60
8.50 - 8.99%                     126,125           85.70            89.14            43.81         88.34
9.00% & Above                     83,041           90.52            92.08            53.05         91.85
-------------------------   ------------   -------------    -------------    -------------    ----------
Total:                          $157,039           82.37%           90.25%           47.78%        94.13%

                          Distribution by Credit Score


                                                                                                  Weighted
                                                               Pct. Of Pool                         Avg.
Credit                       Number of                         By Principal    Weighted Avg.      Current
Score                          Loans       Principal Balance     Balance       Gross Coupon         FICO
-------------------------   ------------   -----------------   ------------    -------------    ------------
740 & Above                          175         $31,690,164           3.26%           7.356%            764
720 - 739                            124          23,560,617           2.42            7.339             729
700 - 719                            230          41,206,393           4.24            7.278             708
680 - 699                            328          56,612,023           5.83            7.244             688
660 - 679                            552          93,722,101           9.65            7.367             669
640 - 659                            855         140,863,484          14.50            7.470             649
620 - 639                          1,174         186,902,928          19.24            7.605             629
600 - 619                          1,144         170,527,176          17.55            7.690             610
580 - 599                            872         117,820,739          12.13            7.873             589
560 - 579                            387          53,913,152           5.55            8.389             569
540 - 559                            205          32,957,455           3.39            8.353             549
520 - 539                             90          14,495,309           1.49            8.650             529
500 - 519                             50           7,027,360           0.72            8.693             511
1 - 499                                1             303,215           0.03            8.630             487
-------------------------   ------------   -----------------   ------------    -------------    ------------
Total:                             6,187        $971,602,117         100.00%           7.653%            633
                                                            Weighted Avg.
                                                              Combined
                                Avg.       Weighted Avg.    Original LTV
Credit                       Principal       Combined        with Silent                      Pct. Owner
Score                         Balance      Original LTV        Seconds       Pct. Full Doc     Occupied
-------------------------   ------------   -------------    -------------    -------------    ----------
740 & Above                     $181,087           85.20%           93.55%           33.97%        70.84%
720 - 739                        190,005           85.68            95.62            29.06         85.78
700 - 719                        179,158           83.57            93.07            25.81         88.66
680 - 699                        172,598           82.64            90.96            26.53         89.33
660 - 679                        169,786           82.59            91.89            37.98         91.02
640 - 659                        164,753           82.10            91.09            34.69         93.37
620 - 639                        159,202           82.12            91.67            39.06         95.64
600 - 619                        149,062           82.39            90.52            53.60         97.34
580 - 599                        135,116           82.43            89.34            73.81         97.99
560 - 579                        139,310           82.06            84.78            79.47         99.34
540 - 559                        160,768           81.05            81.43            77.74         98.65
520 - 539                        161,059           79.27            79.63            77.85         99.51
500 - 519                        140,547           72.99            73.30            72.01         99.22
1 - 499                          303,215           78.08            78.08           100.00        100.00
-------------------------   ------------   -------------    -------------    -------------    ----------
Total:                          $157,039           82.37%           90.25%           47.78%        94.13%

                              Distribution by Lien


                                                                                                  Weighted
                                                               Pct. Of Pool                         Avg.
                               Number                          By Principal    Weighted Avg.      Current
Lien                          of Loans     Principal Balance     Balance       Gross Coupon         FICO
-------------------------   ------------   -----------------   ------------    -------------    ------------
1                                  5,503        $939,019,615          96.65%           7.555%            632
2                                    684          32,582,502           3.35           10.483             650
-------------------------   ------------   -----------------   ------------    -------------    ------------
Total:                             6,187        $971,602,117         100.00%           7.653%            633
                                                            Weighted Avg.
                                                              Combined
                                Avg.       Weighted Avg.    Original LTV
                             Principal       Combined        with Silent                      Pct. Owner
Lien                          Balance      Original LTV        Seconds       Pct. Full Doc     Occupied
-------------------------   ------------   -------------    -------------    -------------    ----------
1                               $170,638           81.78%           89.93%           47.83%        93.95%
2                                 47,635           99.57            99.57            46.19         99.36
-------------------------   ------------   -------------    -------------    -------------    ----------
Total:                          $157,039           82.37%           90.25%           47.78%        94.13%


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     Distribution by Combined Original LTV


                                                                                                  Weighted
                                                               Pct. Of Pool                         Avg.
Combined                     Number of                         By Principal    Weighted Avg.      Current
Original LTV                   Loans       Principal Balance     Balance       Gross Coupon         FICO
-------------------------   ------------   -----------------   ------------    -------------    ------------
60.00% & Below                       128         $17,826,022           1.83%           7.348%            606
60.01 - 70.00%                       166          29,641,215           3.05            7.327             612
70.01 - 80.00%                     3,631         610,249,682          62.81            7.364             636
80.01 - 85.00%                       379          71,592,391           7.37            7.673             613
85.01 - 90.00%                       697         131,025,702          13.49            7.909             626
90.01 - 95.00%                       268          42,190,222           4.34            8.443             625
95.01 - 100.00%                      918          69,076,883           7.11            9.438             655
-------------------------   ------------   -----------------   ------------    -------------    ------------
Total:                             6,187        $971,602,117         100.00%           7.653%            633
                                                            Weighted Avg.
                                                              Combined
                                Avg.       Weighted Avg.    Original LTV
Combined                     Principal       Combined        with Silent                      Pct. Owner
Original LTV                  Balance      Original LTV        Seconds       Pct. Full Doc     Occupied
-------------------------   ------------   -------------    -------------    -------------    ----------
60.00% & Below                  $139,266           48.67%           48.91%           63.77%        97.56%
60.01 - 70.00%                   178,562           66.36            67.07            49.66         94.50
70.01 - 80.00%                   168,067           79.55            91.88            42.30         96.50
80.01 - 85.00%                   188,898           84.24            85.12            52.75         89.82
85.01 - 90.00%                   187,985           89.58            89.87            53.00         89.70
90.01 - 95.00%                   157,426           94.58            94.59            67.77         89.01
95.01 - 100.00%                   75,247           99.88            99.89            63.96         88.09
-------------------------   ------------   -------------    -------------    -------------    ----------
Total:                          $157,039           82.37%           90.25%           47.78%        94.13%

                          Distribution by Original LTV


                                                                                                  Weighted
                                                               Pct. Of Pool                         Avg.
Original                     Number of                         By Principal    Weighted Avg.      Current
LTV                            Loans       Principal Balance     Balance       Gross Coupon         FICO
-------------------------   ------------   -----------------   ------------    -------------    ------------
60.00% & Below                       811         $50,385,541           5.19%           9.373%            634
60.01 - 70.00%                       166          29,641,215           3.05            7.327             612
70.01 - 80.00%                     3,630         610,217,295          62.81            7.364             636
80.01 - 85.00%                       378          71,577,447           7.37            7.672             613
85.01 - 90.00%                       690         130,670,159          13.45            7.903             626
90.01 - 95.00%                       244          41,193,592           4.24            8.396             625
95.01 - 100.00%                      268          37,916,868           3.90            8.575             658
-------------------------   ------------   -----------------   ------------    -------------    ------------
Total:                             6,187        $971,602,117         100.00%           7.653%            633
                                                            Weighted Avg.
                                                              Combined
                                Avg.       Weighted Avg.    Original LTV
Original                     Principal       Combined        with Silent                      Pct. Owner
LTV                           Balance      Original LTV        Seconds       Pct. Full Doc     Occupied
-------------------------   ------------   -------------    -------------    -------------    ----------
60.00% & Below                   $62,128           81.59%           81.68%           52.43%        98.72%
60.01 - 70.00%                   178,562           66.36            67.07            49.66         94.50
70.01 - 80.00%                   168,104           79.55            91.88            42.30         96.50
80.01 - 85.00%                   189,358           84.24            85.12            52.74         89.82
85.01 - 90.00%                   189,377           89.58            89.87            53.01         89.67
90.01 - 95.00%                   168,826           94.58            94.58            68.17         88.84
95.01 - 100.00%                  141,481           99.85            99.87            78.67         78.76
-------------------------   ------------   -------------    -------------    -------------    ----------
Total:                          $157,039           82.37%           90.25%           47.78%        94.13%

                            Distribution by Doc Type


                                                                                                  Weighted
                                                               Pct. Of Pool                         Avg.
Doc                          Number of                         By Principal    Weighted Avg.      Current
Type                           Loans       Principal Balance     Balance       Gross Coupon         FICO
-------------------------   ------------   -----------------   ------------    -------------    ------------
Full Doc                           3,380        $464,209,228          47.78%           7.570%            617
Limited                              117          22,063,915           2.27            7.608             637
Stated                             2,654         479,632,165          49.37            7.731             647
No Doc                                36           5,696,809           0.59            8.079             683
-------------------------   ------------   -----------------   ------------    -------------    ------------
Total:                             6,187        $971,602,117         100.00%           7.653%            633
                                                            Weighted Avg.
                                                              Combined
                                Avg.       Weighted Avg.    Original LTV
Doc                          Principal       Combined        with Silent                      Pct. Owner
Type                          Balance      Original LTV        Seconds       Pct. Full Doc     Occupied
-------------------------   ------------   -------------    -------------    -------------    ----------
Full Doc                        $137,340           83.04%           89.59%          100.00%        94.33%
Limited                          188,580           83.32            91.22             0.00         80.04
Stated                           180,720           81.71            90.92             0.00         94.61
No Doc                           158,245           80.93            83.93             0.00         91.63
-------------------------   ------------   -------------    -------------    -------------    ----------
Total:                          $157,039           82.37%           90.25%           47.78%        94.13%


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution by Purpose


                                                                                                  Weighted
                                                               Pct. Of Pool                         Avg.
                             Number of                         By Principal    Weighted Avg.      Current
Purpose                        Loans       Principal Balance     Balance       Gross Coupon         FICO
-------------------------   ------------   -----------------   ------------    -------------    ------------
Purchase                           3,975        $591,210,879          60.85%           7.701%            641
Cashout Refi                       1,754         305,511,728          31.44            7.613             619
Rate/term Refi                       458          74,879,510           7.71            7.442             624
-------------------------   ------------   -----------------   ------------    -------------    ------------
Total:                             6,187        $971,602,117         100.00%           7.653%            633
                                                            Weighted Avg.
                                                              Combined
                                Avg.       Weighted Avg.    Original LTV
                             Principal       Combined        with Silent                      Pct. Owner
Purpose                       Balance      Original LTV        Seconds       Pct. Full Doc     Occupied
-------------------------   ------------   -------------    -------------    -------------    ----------
Purchase                        $148,732           82.97%           93.62%           40.86%        92.98%
Cashout Refi                     174,180           81.42            84.35            58.07         95.85
Rate/term Refi                   163,492           81.56            87.74            60.36         96.17
-------------------------   ------------   -------------    -------------    -------------    ----------
Total:                          $157,039           82.37%           90.25%           47.78%        94.13%

                           Distribution by Occupancy


                                                                                                  Weighted
                                                               Pct. Of Pool                         Avg.
                               Number                          By Principal    Weighted Avg.      Current
Occupancy                     of Loans     Principal Balance     Balance       Gross Coupon         FICO
-------------------------   ------------   -----------------   ------------    -------------    ------------
Owner Occupied                     5,789        $914,552,292          94.13%           7.626%            630
Non-owner Occupied                   270          36,850,621           3.79            8.245             678
Second Home                          128          20,199,203           2.08            7.817             669
-------------------------   ------------   -----------------   ------------    -------------    ------------
Total:                             6,187        $971,602,117         100.00%           7.653%            633
                                                            Weighted Avg.
                                             Weighted         Combined
                                Avg.           Avg.         Original LTV
                             Principal       Combined        with Silent                      Pct. Owner
Occupancy                     Balance      Original LTV        Seconds       Pct. Full Doc     Occupied
-------------------------   ------------   -------------    -------------    -------------    ----------
Owner Occupied                  $157,981           82.14%           90.36%           47.88%       100.00%
Non-owner Occupied               136,484           86.07            86.74            41.05          0.00
Second Home                      157,806           86.18            91.59            55.42          0.00
-------------------------   ------------   -------------    -------------    -------------    ----------
Total:                          $157,039           82.37%           90.25%           47.78%        94.13%

                         Distribution by Property Type


                                                                                                  Weighted
                                                               Pct. Of Pool                         Avg.
Property                       Number                          By Principal    Weighted Avg.      Current
Type                          of Loans     Principal Balance     Balance       Gross Coupon         FICO
-------------------------   ------------   -----------------   ------------    -------------    ------------
Single Family                      4,675        $699,405,799          71.98%           7.670%            629
PUD                                  886         155,342,609          15.99            7.586             633
2 Family                             225          48,333,386           4.97            7.539             658
Condo                                314          48,258,033           4.97            7.726             647
3-4 Family                            76          19,204,688           1.98            7.647             670
Townhouse                              6             549,138           0.06            9.031             606
Condo Hi-rise                          5             508,463           0.05            8.216             622
-------------------------   ------------   -----------------   ------------    -------------    ------------
Total:                             6,187        $971,602,117         100.00%           7.653%            633
                                                            Weighted Avg.
                                                              Combined
                                Avg.       Weighted Avg.    Original LTV
Property                     Principal       Combined        with Silent                      Pct. Owner
Type                          Balance      Original LTV        Seconds       Pct. Full Doc     Occupied
-------------------------   ------------   -------------    -------------    -------------    ----------
Single Family                   $149,606           82.48%           90.23%           50.73%        95.78%
PUD                              175,330           81.55            89.95            46.94         91.22
2 Family                         214,815           82.25            89.84            24.12         88.07
Condo                            153,688           84.04            91.82            40.16         88.06
3-4 Family                       252,693           81.23            90.83            26.76         87.76
Townhouse                         91,523           79.25            79.25             9.79        100.00
Condo Hi-rise                    101,693           83.75           100.00            52.86        100.00
-------------------------   ------------   -------------    -------------    -------------    ----------
Total:                          $157,039           82.37%           90.25%           47.78%        94.13%


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Distribution by State


                                                                                                  Weighted
                                                               Pct. Of Pool                         Avg.
                               Number                          By Principal    Weighted Avg.      Current
State                         of Loans     Principal Balance     Balance       Gross Coupon         FICO
-------------------------   ------------   -----------------   ------------    -------------    ------------
CA                                   639        $176,167,445          18.13%           7.090%            641
IL                                   491          95,860,886           9.87            7.435             638
FL                                   417          74,567,716           7.67            7.642             639
TX                                   725          74,262,355           7.64            7.946             626
GA                                   418          56,755,991           5.84            7.841             632
MI                                   394          41,233,991           4.24            8.335             620
AZ                                   191          31,822,473           3.28            7.618             629
MN                                   184          30,887,162           3.18            7.443             630
OH                                   262          28,821,285           2.97            7.789             625
TN                                   249          25,643,310           2.64            8.149             623
Other                              2,217         335,579,503          34.54            7.807             630
-------------------------   ------------   -----------------   ------------    -------------    ------------
Total:                             6,187        $971,602,117         100.00%           7.653%            633
                                                            Weighted Avg.
                                                              Combined
                                Avg.       Weighted Avg.    Original LTV
                             Principal       Combined        with Silent                      Pct. Owner
State                         Balance      Original LTV        Seconds       Pct. Full Doc     Occupied
-------------------------   ------------   -------------    -------------    -------------    ----------
CA                              $275,692           81.44%           90.42%           33.71%        98.17%
IL                               195,236           82.26            90.19            34.44         93.11
FL                               178,819           81.47            87.52            39.26         85.77
TX                               102,431           82.62            91.29            52.10         93.93
GA                               135,780           82.72            91.53            57.06         87.91
MI                               104,655           84.09            91.66            61.03         93.82
AZ                               166,610           82.52            88.19            51.00         95.44
MN                               167,865           82.10            92.27            49.01         94.93
OH                               110,005           84.16            92.24            66.48         95.21
TN                               102,985           83.57            91.51            58.32         92.95
Other                            151,366           82.54            89.92            53.87         95.09
-------------------------   ------------   -------------    -------------    -------------    ----------
Total:                          $157,039           82.37%           90.25%           47.78%        94.13%

                              Distribution by Zip


                                                                                                  Weighted
                                                               Pct. Of Pool                         Avg.
                               Number                          By Principal    Weighted Avg.      Current
Zip                           of Loans     Principal Balance     Balance       Gross Coupon         FICO
-------------------------   ------------   -----------------   ------------    -------------    ------------
60639                                 20          $5,246,361           0.54%           7.307%            647
60651                                 14           2,974,800           0.31            7.215             672
85242                                 17           2,813,005           0.29            7.921             625
94565                                  7           2,343,672           0.24            6.988             649
95757                                  7           2,106,242           0.22            6.900             679
92879                                  6           2,085,178           0.21            6.710             670
60630                                  7           2,074,416           0.21            7.624             650
95961                                 10           2,060,556           0.21            6.381             675
01841                                  8           2,005,951           0.21            7.212             686
60544                                  8           1,978,940           0.20            6.883             623
Other                              6,083         945,912,997          97.36            7.667             632
-------------------------   ------------   -----------------   ------------    -------------    ------------
Total:                             6,187        $971,602,117         100.00%           7.653%            633
                                                            Weighted Avg.
                                                              Combined
                                Avg.       Weighted Avg.    Original LTV
                             Principal       Combined        with Silent                      Pct. Owner
Zip                           Balance      Original LTV        Seconds       Pct. Full Doc     Occupied
-------------------------   ------------   -------------    -------------    -------------    ----------
60639                           $262,318           82.17%           90.97%           33.44%        85.00%
60651                            212,486           83.69            89.17            27.80        100.00
85242                            165,471           84.21            91.98            52.94         91.11
94565                            334,810           80.57            90.14            54.33         78.38
95757                            300,892           82.17            95.01            57.71        100.00
92879                            347,530           85.06            92.64             0.00        100.00
60630                            296,345           84.40            89.89             0.00        100.00
95961                            206,056           82.34            95.00            45.70        100.00
01841                            250,744           79.55            91.90            19.54        100.00
60544                            247,368           79.24            92.15            30.42        100.00
Other                            155,501           82.37            90.21            48.18         94.13
-------------------------   ------------   -------------    -------------    -------------    ----------
Total:                          $157,039           82.37%           90.25%           47.78%        94.13%

                  Distribution by Remaining Months to Maturity


                                                                                                  Weighted
Remaining                                                      Pct. Of Pool                         Avg.
Months To                      Number                          By Principal    Weighted Avg.      Current
Maturity                      of Loans     Principal Balance     Balance       Gross Coupon         FICO
-------------------------   ------------   -----------------   ------------    -------------    ------------
1 - 180                              598         $32,044,116           3.30%          10.126%            649
181 - 240                             75           3,009,650           0.31            9.678             640
241 - 360                          5,508         935,579,570          96.29            7.562             632
421 - 480                              6             968,780           0.10            7.322             609
-------------------------   ------------   -----------------   ------------    -------------    ------------
Total:                             6,187        $971,602,117         100.00%           7.653%            633
                                                            Weighted Avg.
                                                              Combined
Remaining                       Avg.       Weighted Avg.    Original LTV
Months To                    Principal       Combined        with Silent                      Pct. Owner
Maturity                      Balance      Original LTV        Seconds       Pct. Full Doc     Occupied
-------------------------   ------------   -------------    -------------    -------------    ----------
1 - 180                          $53,585           96.09%           96.50%           45.08%        98.00%
181 - 240                         40,129           96.92            96.92            78.70        100.00
241 - 360                        169,858           81.85            90.01            47.72         93.97
421 - 480                        161,463           88.57            94.44           100.00        100.00
-------------------------   ------------   -------------    -------------    -------------    ----------
Total:                          $157,039           82.37%           90.25%           47.78%        94.13%


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       Distribution by Amortization Type


                                                                                                  Weighted
                                                               Pct. Of Pool                         Avg.
Amortization                   Number                          By Principal    Weighted Avg.      Current
Type                          of Loans     Principal Balance     Balance       Gross Coupon         FICO
-------------------------   ------------   -----------------   ------------    -------------    ------------
1 mo ARM                               1            $112,507           0.01%           6.750%            601
1 mo ARM IO                            1             109,550           0.01            8.050             595
10 yr Fixed                            3             248,898           0.03            8.114             616
15 yr Fixed                           68           4,603,298           0.47            8.626             634
15 yr Fixed IO                         3             224,700           0.02            8.037             647
2 yr ARM                           2,496         374,185,785          38.51            7.833             614
2 yr ARM IO                        1,255         289,756,286          29.82            7.243             650
20 yr Fixed                           75           3,009,650           0.31            9.678             640
25 yr Fixed                            1              44,912           0.00           10.900             591
3 yr ARM                             435          72,860,275           7.50            7.768             626
3 yr ARM IO                          290          58,991,453           6.07            7.213             647
30 yr Fixed                          853         105,280,018          10.84            7.696             635
30 yr Fixed IO                        59          11,025,499           1.13            7.076             657
40 yr Fixed                            5             679,003           0.07            7.464             611
5 yr ARM                              31           5,371,569           0.55            7.138             651
5 yr ARM IO                           39           8,182,618           0.84            7.117             666
6 mo ARM                              32           7,183,388           0.74            6.768             622
Fixed Balloon 25/15                    1              94,141           0.01            7.950             625
Fixed Balloon 30/15                  523          26,873,078           2.77           10.427             652
Fixed Balloon 40/30                   16           2,765,486           0.28            7.428             620
-------------------------   ------------   -----------------   ------------    -------------    ------------
Total:                             6,187        $971,602,117         100.00%           7.653%            633
                                                            Weighted Avg.
                                             Weighted         Combined
                                Avg.           Avg.         Original LTV
Amortization                 Principal       Combined        with Silent                      Pct. Owner
Type                          Balance      Original LTV        Seconds       Pct. Full Doc     Occupied
-------------------------   ------------   -------------    -------------    -------------    ----------
1 mo ARM                        $112,507           80.00%          100.00%          100.00%       100.00%
1 mo ARM IO                      109,550           80.00           100.00           100.00        100.00
10 yr Fixed                       82,966           63.66            63.66           100.00         66.26
15 yr Fixed                       67,696           80.49            81.46            56.06         90.54
15 yr Fixed IO                    74,900           75.12            75.12           100.00        100.00
2 yr ARM                         149,914           82.40            88.61            49.36         93.25
2 yr ARM IO                      230,882           81.59            93.24            37.78         94.72
20 yr Fixed                       40,129           96.92            96.92            78.70        100.00
25 yr Fixed                       44,912           90.00            90.00           100.00        100.00
3 yr ARM                         167,495           82.62            89.30            43.86         91.52
3 yr ARM IO                      203,419           82.15            91.71            58.93         95.47
30 yr Fixed                      123,423           80.20            85.62            65.40         95.07
30 yr Fixed IO                   186,873           79.30            89.08            67.54         94.98
40 yr Fixed                      135,801           88.86            97.24           100.00        100.00
5 yr ARM                         173,276           81.82            86.89            46.88         90.71
5 yr ARM IO                      209,811           81.42            90.90            52.20         98.34
6 mo ARM                         224,481           82.71            95.19             4.47         95.61
Fixed Balloon 25/15               94,141           80.00           100.00             0.00        100.00
Fixed Balloon 30/15               51,383           99.29            99.55            42.39         99.55
Fixed Balloon 40/30              172,843           80.98            84.04            78.39         88.36
-------------------------   ------------   -------------    -------------    -------------    ----------
Total:                          $157,039           82.37%           90.25%           47.78%        94.13%

                       Distribution by Interest Only Term


                                                                                                  Weighted
Interest                                                       Pct. Of Pool                         Avg.
Only                         Number of                         By Principal    Weighted Avg.      Current
Term                           Loans       Principal Balance     Balance       Gross Coupon         FICO
-------------------------   ------------   -----------------   ------------    -------------    ------------
  0                                4,540        $603,312,011          62.09%           7.911%            622
 24                                  217          48,950,570           5.04            7.022             642
 36                                   84          19,934,976           2.05            6.881             652
 60                                1,322         293,397,100          30.20            7.293             651
120                                   24           6,007,460           0.62            7.083             657
-------------------------   ------------   -----------------   ------------    -------------    ------------
Total:                             6,187        $971,602,117         100.00%           7.653%            633
                                                            Weighted Avg.
                                                              Combined
Interest                        Avg.       Weighted Avg.    Original LTV
Only                         Principal       Combined        with Silent                      Pct. Owner
Term                          Balance      Original LTV        Seconds       Pct. Full Doc     Occupied
-------------------------   ------------   -------------    -------------    -------------    ----------
  0                             $132,888           82.84%           88.69%           51.04%        93.64%
 24                              225,579           82.10            94.49            41.02         99.49
 36                              237,321           82.80            93.02            48.89        100.00
 60                              221,934           81.41            92.45            42.30         93.85
120                              250,311           83.30            96.10            38.90         93.81
-------------------------   ------------   -------------    -------------    -------------    ----------
Total:                          $157,039           82.37%           90.25%           47.78%        94.13%


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Initial Periodic Cap


                                                                                                  Weighted
Initial                                                        Pct. Of Pool                         Avg.
Periodic                     Number of                         By Principal    Weighted Avg.      Current
Cap                            Loans       Principal Balance     Balance       Gross Coupon         FICO
-------------------------   ------------   -----------------   ------------    -------------    ------------
0.51 - 1.00%                          32          $7,183,388           0.74%           6.768%            622
1.01 - 1.50%                         320          54,344,199           5.59            7.950             618
1.51 - 2.00%                          55          10,360,544           1.07            7.678             639
2.01 - 2.50%                           1             136,644           0.01            6.750             614
2.51 - 3.00%                       4,162         743,032,858          76.48            7.528             632
3.01 - 3.50%                           8           1,267,898           0.13            7.991             658
3.51 - 4.00%                           2             427,900           0.04            7.730             642
N/A                                1,607         154,848,685          15.94            8.188             639
-------------------------   ------------   -----------------   ------------    -------------    ------------
Total:                             6,187        $971,602,117         100.00%           7.653%            633
                                                            Weighted Avg.
                                                              Combined
Initial                         Avg.       Weighted Avg.    Original LTV
Periodic                     Principal       Combined        with Silent                      Pct. Owner
Cap                           Balance      Original LTV        Seconds       Pct. Full Doc     Occupied
-------------------------   ------------   -------------    -------------    -------------    ----------
0.51 - 1.00%                    $224,481           82.71%           95.19%            4.47%        95.61%
1.01 - 1.50%                     169,826           81.90            86.67            65.80         93.58
1.51 - 2.00%                     188,374           83.32            95.18            41.04         92.16
2.01 - 2.50%                     136,644           68.50            68.50           100.00        100.00
2.51 - 3.00%                     178,528           82.10            90.80            44.07         93.88
3.01 - 3.50%                     158,487           82.38            86.67            25.04         79.45
3.51 - 4.00%                     213,950           79.99           100.00             0.00        100.00
N/A                               96,359           83.80            88.36            62.00         95.67
-------------------------   ------------   -------------    -------------    -------------    ----------
Total:                          $157,039           82.37%           90.25%           47.78%        94.13%

                          Distribution by Periodic Cap


                                                                                                  Weighted
                                                               Pct. Of Pool                         Avg.
Periodic                     Number of                         By Principal    Weighted Avg.      Current
Cap                            Loans       Principal Balance     Balance       Gross Coupon         FICO
-------------------------   ------------   -----------------   ------------    -------------    ------------
1.00%                              3,849        $690,242,225          71.04%           7.552%            632
1.50%                                730         126,035,257          12.97            7.553             628
2.00%                                  1             475,950           0.05            7.500             782
N/A                                1,607         154,848,685          15.94            8.188             639
-------------------------   ------------   -----------------   ------------    -------------    ------------
Total:                             6,187        $971,602,117         100.00%           7.653%            633
                                                            Weighted Avg.
                                                              Combined
                                Avg.       Weighted Avg.    Original LTV
Periodic                     Principal       Combined        with Silent                      Pct. Owner
Cap                           Balance      Original LTV        Seconds       Pct. Full Doc     Occupied
-------------------------   ------------   -------------    -------------    -------------    ----------
1.00%                           $179,330           82.18%           90.72%           43.22%        93.41%
1.50%                            172,651           81.68            90.00            55.43         96.15
2.00%                            475,950           79.99           100.00             0.00        100.00
N/A                               96,359           83.80            88.36            62.00         95.67
-------------------------   ------------   -------------    -------------    -------------    ----------
Total:                          $157,039           82.37%           90.25%           47.78%        94.13%

                      Distribution by Months to Rate Reset


                                                                                                  Weighted
Months to                                                      Pct. Of Pool                         Avg.
Rate                           Number                          By Principal    Weighted Avg.      Current
Reset                         of Loans     Principal Balance     Balance       Gross Coupon         FICO
-------------------------   ------------   -----------------   ------------    -------------    ------------
1 - 12                                35          $7,464,858           0.77%           6.794%            621
13 - 24                            3,750         663,882,658          68.33            7.575             630
25 - 36                              725         131,851,728          13.57            7.520             636
49 & Above                            70          13,554,187           1.40            7.125             660
N/A                                1,607         154,848,685          15.94            8.188             639
-------------------------   ------------   -----------------   ------------    -------------    ------------
Total:                             6,187        $971,602,117         100.00%           7.653%            633
                                                            Weighted Avg.
                                             Weighted         Combined
Months to                       Avg.           Avg.         Original LTV
Rate                         Principal       Combined        with Silent                      Pct. Owner
Reset                         Balance      Original LTV        Seconds       Pct. Full Doc     Occupied
-------------------------   ------------   -------------    -------------    -------------    ----------
1 - 12                          $213,282           82.61%           95.22%            8.07%        95.77%
13 - 24                          177,035           82.05            90.63            44.30         93.89
25 - 36                          181,864           82.41            90.38            50.60         93.29
49 & Above                       193,631           81.58            89.31            50.09         95.32
N/A                               96,359           83.80            88.36            62.00         95.67
-------------------------   ------------   -------------    -------------    -------------    ----------
Total:                          $157,039           82.37%           90.25%           47.78%        94.13%


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       Distribution by Life Maximum Rate


                                                                                                  Weighted
                                                               Pct. Of Pool                         Avg.
Life Maximum                   Number                          By Principal    Weighted Avg.      Current
Rate                          of Loans     Principal Balance     Balance       Gross Coupon         FICO
-------------------------   ------------   -----------------   ------------    -------------    ------------
N/A                                1,607        $154,848,685          15.94%           8.188%            639
0.00 - 11.99%                        180          41,090,400           4.23            6.911             634
12.00 - 12.49%                       167          40,508,712           4.17            6.226             656
12.50 - 12.99%                       494         107,907,989          11.11            6.614             643
13.00 - 13.49%                       530         106,023,565          10.91            6.963             641
13.50 - 13.99%                       890         171,151,803          17.62            7.399             638
14.00 - 14.49%                       639         112,883,291          11.62            7.706             628
14.50 - 14.99%                       648         106,981,479          11.01            8.111             625
15.00 - 15.49%                       403          55,905,224           5.75            8.577             616
15.50 - 15.99%                       331          42,327,813           4.36            9.061             604
16.00% & Above                       298          31,973,157           3.29            9.786             587
-------------------------   ------------   -----------------   ------------    -------------    ------------
Total:                             6,187        $971,602,117         100.00%           7.653%            633
                                                            Weighted Avg.
                                             Weighted         Combined
                                Avg.           Avg.         Original LTV
Life Maximum                 Principal       Combined        with Silent                      Pct. Owner
Rate                          Balance      Original LTV        Seconds       Pct. Full Doc     Occupied
-------------------------   ------------   -------------    -------------    -------------    ----------
N/A                              $96,359           83.80%           88.36%           62.00%        95.67%
0.00 - 11.99%                    228,280           81.51            86.21            62.45         91.55
12.00 - 12.49%                   242,567           78.89            90.97            63.87         98.79
12.50 - 12.99%                   218,437           80.26            90.83            54.59         96.89
13.00 - 13.49%                   200,044           81.09            91.59            51.97         95.23
13.50 - 13.99%                   192,305           81.11            91.09            35.64         94.22
14.00 - 14.49%                   176,656           81.89            91.38            34.66         93.74
14.50 - 14.99%                   165,095           83.95            90.30            38.40         91.98
15.00 - 15.49%                   138,723           85.85            91.23            42.51         90.52
15.50 - 15.99%                   127,879           86.46            89.26            44.38         89.26
16.00% & Above                   107,292           84.09            88.31            59.10         91.91
-------------------------   ------------   -------------    -------------    -------------    ----------
Total:                          $157,039           82.37%           90.25%           47.78%        94.13%

                             Distribution by Margin


                                                                                                  Weighted
                                                               Pct. Of Pool                         Avg.
                             Number of                         By Principal    Weighted Avg.      Current
Margin                         Loans       Principal Balance     Balance       Gross Coupon         FICO
-------------------------   ------------   -----------------   ------------    -------------    ------------
N/A                                1,607        $154,848,685          15.94%           8.188%            639
0.00 - 4.99%                         524         119,596,193          12.31            6.518             646
5.00 - 5.49%                         465          97,233,985          10.01            6.808             641
5.50 - 5.99%                         810         158,622,559          16.33            7.169             636
6.00 - 6.49%                         798         142,994,829          14.72            7.578             629
6.50 - 6.99%                         818         139,968,960          14.41            7.941             628
7.00 - 7.49%                         483          70,389,181           7.24            8.409             623
7.50 - 7.99%                         364          49,022,206           5.05            8.794             613
8.00 - 8.49%                         185          22,058,614           2.27            9.263             603
8.50 - 8.99%                         102          12,861,179           1.32            9.837             600
9.00 - 9.49%                          25           3,444,189           0.35            9.939             586
9.50% & Above                          6             561,538           0.06           10.457             620
-------------------------   ------------   -----------------   ------------    -------------    ------------
Total:                             6,187        $971,602,117         100.00%           7.653%            633
                                                            Weighted Avg.
                                                              Combined
                                Avg.       Weighted Avg.    Original LTV
                             Principal       Combined        with Silent                      Pct. Owner
Margin                        Balance      Original LTV        Seconds       Pct. Full Doc     Occupied
-------------------------   ------------   -------------    -------------    -------------    ----------
N/A                              $96,359           83.80%           88.36%           62.00%        95.67%
0.00 - 4.99%                     228,237           80.50            90.81            49.09         97.37
5.00 - 5.49%                     209,105           80.56            92.07            44.03         97.41
5.50 - 5.99%                     195,830           81.29            91.32            46.45         95.97
6.00 - 6.49%                     179,192           81.69            89.35            50.24         94.04
6.50 - 6.99%                     171,111           82.41            90.12            35.84         92.49
7.00 - 7.49%                     145,733           83.87            91.30            37.52         89.49
7.50 - 7.99%                     134,676           84.90            89.30            43.42         87.35
8.00 - 8.49%                     119,236           87.70            89.93            60.78         82.86
8.50 - 8.99%                     126,090           88.05            89.95            51.77         87.11
9.00 - 9.49%                     137,768           88.28            92.01            82.30         98.11
9.50% & Above                     93,590           90.97            98.95            71.28         71.28
-------------------------   ------------   -------------    -------------    -------------    ----------
Total:                          $157,039           82.37%           90.25%           47.78%        94.13%


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     The Mortgage Loans - Group I Collateral

Selected Mortgage Loan Data(1)

Scheduled Principal Balance:                                   $284,687,982
Number of Mortgage Loans:                                             2,037
Average Scheduled Principal Balance:                               $139,758
Weighted Average Gross Coupon:                                       7.609%
Weighted Average Net Coupon: (2)                                     7.099%
Weighted Average Current FICO Score:                                    633
Weighted Average Original LTV Ratio:                                 79.54%
Weighted Average Combined Original LTV Ratio:                        82.30%
Weighted Average Stated Remaining Term (months):                        351
Weighted Average Seasoning(months):                                       3
Weighted Average Months to Roll: (3)                                     24
Weighted Average Gross Margin: (3)                                    6.02%
Weighted Average Initial Rate Cap: (3)                                2.81%
Weighted Average Periodic Rate Cap: (3)                               1.09%
Weighted Average Gross Maximum Lifetime Rate: (3)                    13.86%
Weighted Average Percentage of Loans with Silent Seconds:            29.86%
Weighted Average Back-Debt to Income Ratio:                          41.96%
Weighted Average Percentage of Loans with Mortgage Insurance:         0.00%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Cut-off Date unless otherwise noted.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.

(3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage loan pool.

                    Distribution by Current Principal Balance


                                                                                                  Weighted
                                                               Pct. Of Pool                         Avg.
Current Principal              Number                          By Principal    Weighted Avg.      Current
Balance                       of Loans     Principal Balance     Balance       Gross Coupon         FICO
-------------------------   ------------   -----------------   ------------    -------------    ------------
$50,000 & Below                      221          $6,947,622           2.44%          10.098%            638
$50,001 - $75,000                    242          15,299,374           5.37            8.537             630
$75,001 - $100,000                   308          27,098,732           9.52            7.889             629
$100,001 - $125,000                  276          31,102,455          10.93            7.749             631
$125,001 - $150,000                  253          34,695,666          12.19            7.609             633
$150,001 - $200,000                  319          55,227,091          19.40            7.430             631
$200,001 - $250,000                  176          39,150,843          13.75            7.415             636
$250,001 - $300,000                  113          30,754,989          10.80            7.281             639
$300,001 - $350,000                   81          26,198,415           9.20            7.345             625
$350,001 - $400,000                   42          15,633,085           5.49            7.285             645
$400,001 & Above                       6           2,579,710           0.91            6.116             658
-------------------------   ------------   -----------------   ------------    -------------    ------------
Total:                             2,037        $284,687,982         100.00%           7.609%            633
                                                            Weighted Avg.
                                                              Combined
                                Avg.       Weighted Avg.    Original LTV
Current Principal            Principal       Combined        with Silent                      Pct. Owner
Balance                       Balance      Original LTV        Seconds       Pct. Full Doc     Occupied
-------------------------   ------------   -------------    -------------    -------------    ----------
$50,000 & Below                  $31,437           96.45%           97.63%           65.26%        97.79%
$50,001 - $75,000                 63,221           83.41            89.70            44.18         89.88
$75,001 - $100,000                87,983           80.94            89.31            53.04         91.60
$100,001 - $125,000              112,690           81.71            88.67            53.35         90.13
$125,001 - $150,000              137,137           80.95            87.76            60.65         89.52
$150,001 - $200,000              173,126           81.00            86.79            53.80         89.53
$200,001 - $250,000              222,448           83.06            88.14            46.95         88.43
$250,001 - $300,000              272,168           82.29            86.52            38.83         87.45
$300,001 - $350,000              323,437           83.87            87.72            45.85         95.00
$350,001 - $400,000              372,216           83.03            86.34            37.83         87.76
$400,001 & Above                 429,952           73.05            79.32            62.93        100.00
-------------------------   ------------   -------------    -------------    -------------    ----------
Total:                          $139,758           82.30%           87.92%           50.19%        90.14%


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate


                                                                                                  Weighted
                                                               Pct. Of Pool                         Avg.
Current                        Number                          By Principal    Weighted Avg.      Current
Rate                          of Loans     Principal Balance     Balance       Gross Coupon         FICO
-------------------------   ------------   -----------------   ------------    -------------    ------------
5.00 - 5.49%                          11          $2,860,642           1.00%           5.321%            643
5.50 - 5.99%                          79          16,065,703           5.64            5.851             657
6.00 - 6.49%                         175          33,740,766          11.85            6.274             644
6.50 - 6.99%                         215          33,921,114          11.92            6.761             632
7.00 - 7.49%                         289          45,987,358          16.15            7.231             629
7.50 - 7.99%                         393          61,905,013          21.74            7.732             629
8.00 - 8.49%                         248          31,423,821          11.04            8.184             629
8.50 - 8.99%                         231          28,459,741          10.00            8.733             635
9.00% & Above                        396          30,323,824          10.65            9.862             628
-------------------------   ------------   -----------------   ------------    -------------    ------------
Total:                             2,037        $284,687,982         100.00%           7.609%            633
                                                            Weighted Avg.
                                             Weighted         Combined
                                Avg.           Avg.         Original LTV
Current                      Principal       Combined        with Silent                      Pct. Owner
Rate                          Balance      Original LTV        Seconds       Pct. Full Doc     Occupied
-------------------------   ------------   -------------    -------------    -------------    ----------
5.00 - 5.49%                    $260,058           75.59%           80.73%          100.00%        89.51%
5.50 - 5.99%                     203,363           81.13            88.78            83.75        100.00
6.00 - 6.49%                     192,804           78.87            87.13            74.95         96.43
6.50 - 6.99%                     157,773           78.32            85.37            67.19         91.70
7.00 - 7.49%                     159,126           80.46            87.22            54.70         95.81
7.50 - 7.99%                     157,519           82.54            87.73            45.13         90.56
8.00 - 8.49%                     126,709           82.27            88.19            37.65         86.67
8.50 - 8.99%                     123,202           85.62            88.60            15.41         78.93
9.00% & Above                     76,575           91.05            92.41            30.25         80.86
-------------------------   ------------   -------------    -------------    -------------    ----------
Total:                          $139,758           82.30%           87.92%           50.19%        90.14%

                          Distribution by Credit Score


                                                                                                  Weighted
                                                               Pct. Of Pool                         Avg.
Credit                       Number of                         By Principal    Weighted Avg.      Current
Score                          Loans       Principal Balance     Balance       Gross Coupon         FICO
-------------------------   ------------   -----------------   ------------    -------------    ------------
740 & Above                           63          $9,611,762           3.38%           7.667%            760
720 - 739                             44           6,195,289           2.18            7.931             727
700 - 719                             77          11,276,339           3.96            7.409             708
680 - 699                            114          15,590,756           5.48            7.122             688
660 - 679                            196          29,984,819          10.53            7.401             669
640 - 659                            287          41,756,614          14.67            7.491             649
620 - 639                            404          54,803,127          19.25            7.611             628
600 - 619                            399          52,686,248          18.51            7.671             609
580 - 599                            300          37,342,905          13.12            7.878             590
560 - 579                             74          11,832,889           4.16            7.570             569
540 - 559                             48           8,292,676           2.91            7.878             549
520 - 539                             22           3,803,786           1.34            8.243             531
500 - 519                              9           1,510,772           0.53            8.238             511
-------------------------   ------------   -----------------   ------------    -------------    ------------
Total:                             2,037        $284,687,982         100.00%           7.609%            633
                                                            Weighted Avg.
                                                              Combined
                                Avg.       Weighted Avg.    Original LTV
Credit                       Principal       Combined        with Silent                      Pct. Owner
Score                         Balance      Original LTV        Seconds       Pct. Full Doc     Occupied
-------------------------   ------------   -------------    -------------    -------------    ----------
740 & Above                     $152,568           87.61%           91.54%           50.07%        41.71%
720 - 739                        140,802           89.35            93.62            47.97         59.16
700 - 719                        146,446           85.32            89.99            37.29         72.84
680 - 699                        136,761           82.16            87.32            46.70         83.08
660 - 679                        152,984           83.78            90.29            41.35         85.42
640 - 659                        145,493           82.46            89.23            40.68         91.22
620 - 639                        135,651           81.75            89.09            43.99         93.97
600 - 619                        132,046           81.63            87.79            52.39         97.32
580 - 599                        124,476           82.21            86.95            67.89         96.15
560 - 579                        159,904           79.40            80.93            66.13        100.00
540 - 559                        172,764           79.35            79.45            71.24        100.00
520 - 539                        172,899           75.41            76.08            68.06        100.00
500 - 519                        167,864           66.60            66.65            55.70         96.37
-------------------------   ------------   -------------    -------------    -------------    ----------
Total:                          $139,758           82.30%           87.92%           50.19%        90.14%

                              Distribution by Lien


                                                                                                  Weighted
                                                               Pct. Of Pool                         Avg.
                               Number                          By Principal    Weighted Avg.      Current
Lien                          of Loans     Principal Balance     Balance       Gross Coupon         FICO
-------------------------   ------------   -----------------   ------------    -------------    ------------
1                                  1,783        $274,807,121          96.53%           7.513%            633
2                                    254           9,880,862           3.47           10.291             643
-------------------------   ------------   -----------------   ------------    -------------    ------------
Total:                             2,037        $284,687,982         100.00%           7.609%            633
                                                            Weighted Avg.
                                                              Combined
                                Avg.       Weighted Avg.    Original LTV
                             Principal       Combined        with Silent                      Pct. Owner
Lien                          Balance      Original LTV        Seconds       Pct. Full Doc     Occupied
-------------------------   ------------   -------------    -------------    -------------    ----------
1                               $154,126           81.69%           87.51%           49.62%        89.82%
2                                 38,901           99.41            99.41            66.04         98.95
-------------------------   ------------   -------------    -------------    -------------    ----------
Total:                          $139,758           82.30%           87.92%           50.19%        90.14%


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     Distribution by Combined Original LTV


                                                                                                  Weighted
                                                               Pct. Of Pool                         Avg.
Combined                     Number of                         By Principal    Weighted Avg.      Current
Original LTV                   Loans       Principal Balance     Balance       Gross Coupon         FICO
-------------------------   ------------   -----------------   ------------    -------------    ------------
60.00% & Below                        44          $6,965,913           2.45%           6.946%            598
60.01 - 70.00%                        59          10,053,271           3.53            6.972             619
70.01 - 80.00%                     1,178         167,141,255          58.71            7.360             632
80.01 - 85.00%                       141          24,812,595           8.72            7.553             622
85.01 - 90.00%                       225          42,421,421          14.90            7.863             636
90.01 - 95.00%                        88          13,996,652           4.92            8.261             635
95.01 - 100.00%                      302          19,296,874           6.78            9.383             670
-------------------------   ------------   -----------------   ------------    -------------    ------------
Total:                             2,037        $284,687,982         100.00%           7.609%            633
                                                            Weighted Avg.
                                                              Combined
                                Avg.       Weighted Avg.    Original LTV
Combined                     Principal       Combined        with Silent                      Pct. Owner
Original LTV                  Balance      Original LTV        Seconds       Pct. Full Doc     Occupied
-------------------------   ------------   -------------    -------------    -------------    ----------
60.00% & Below                  $158,316           49.36%           49.48%           66.86%        98.79%
60.01 - 70.00%                   170,394           66.35            66.50            54.14         93.30
70.01 - 80.00%                   141,886           79.47            88.89            48.36         94.38
80.01 - 85.00%                   175,976           84.21            84.88            48.38         85.07
85.01 - 90.00%                   188,540           89.55            89.67            43.70         84.74
90.01 - 95.00%                   159,053           94.47            94.48            61.07         83.83
95.01 - 100.00%                   63,897           99.83            99.87            66.72         71.56
-------------------------   ------------   -------------    -------------    -------------    ----------
Total:                          $139,758           82.30%           87.92%           50.19%        90.14%

                          Distribution by Original LTV


                                                                                                  Weighted
                                                               Pct. Of Pool                         Avg.
                             Number of                         By Principal    Weighted Avg.      Current
Original LTV                   Loans       Principal Balance     Balance       Gross Coupon         FICO
-------------------------   ------------   -----------------   ------------    -------------    ------------
60.00% & Below                       298         $16,846,775           5.92%           8.908%            624
60.01 - 70.00%                        59          10,053,271           3.53            6.972             619
70.01 - 80.00%                     1,178         167,141,255          58.71            7.360             632
80.01 - 85.00%                       140          24,797,651           8.71            7.551             622
85.01 - 90.00%                       223          42,295,128          14.86            7.857             636
90.01 - 95.00%                        75          13,414,447           4.71            8.177             634
95.01 - 100.00%                       64          10,139,456           3.56            8.556             693
-------------------------   ------------   -----------------   ------------    -------------    ------------
Total:                             2,037        $284,687,982         100.00%           7.609%            633
                                                            Weighted Avg.
                                                              Combined
                                Avg.       Weighted Avg.    Original LTV
                             Principal       Combined        with Silent                      Pct. Owner
Original LTV                  Balance      Original LTV        Seconds       Pct. Full Doc     Occupied
-------------------------   ------------   -------------    -------------    -------------    ----------
60.00% & Below                   $56,533           78.71%           78.76%           66.38%        98.89%
60.01 - 70.00%                   170,394           66.35            66.50            54.14         93.30
70.01 - 80.00%                   141,886           79.47            88.89            48.36         94.38
80.01 - 85.00%                   177,126           84.21            84.88            48.35         85.06
85.01 - 90.00%                   189,664           89.55            89.67            43.60         84.69
90.01 - 95.00%                   178,859           94.46            94.48            61.11         83.28
95.01 - 100.00%                  158,429           99.79            99.87            67.15         46.70
-------------------------   ------------   -------------    -------------    -------------    ----------
Total:                          $139,758           82.30%           87.92%           50.19%        90.14%

                            Distribution by Doc Type


                                                                                                  Weighted
                                                               Pct. Of Pool                         Avg.
Doc                          Number of                         By Principal    Weighted Avg.      Current
Type                           Loans       Principal Balance     Balance       Gross Coupon         FICO
-------------------------   ------------   -----------------   ------------    -------------    ------------
Full Doc                           1,075        $142,885,211          50.19%           7.220%            627
Limited                               40           5,597,685           1.97            7.945             646
Stated                               912         134,966,314          47.41            8.001             639
No Doc                                10           1,238,772           0.44            8.199             686
-------------------------   ------------   -----------------   ------------    -------------    ------------
Total:                             2,037        $284,687,982         100.00%           7.609%            633
                                                            Weighted Avg.
                                                              Combined
                                Avg.       Weighted Avg.    Original LTV
Doc                          Principal       Combined        with Silent                      Pct. Owner
Type                          Balance      Original LTV        Seconds       Pct. Full Doc     Occupied
-------------------------   ------------   -------------    -------------    -------------    ----------
Full Doc                        $132,916           82.33%           88.03%          100.00%        91.86%
Limited                          139,942           84.91            89.18             0.00         63.15
Stated                           147,989           82.19            87.84             0.00         89.53
No Doc                           123,877           79.31            79.60             0.00         79.94
-------------------------   ------------   -------------    -------------    -------------    ----------
Total:                          $139,758           82.30%           87.92%           50.19%        90.14%


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution by Purpose


                                                                                                  Weighted
                                                               Pct. Of Pool                         Avg.
                             Number of                         By Principal    Weighted Avg.      Current
Purpose                        Loans       Principal Balance     Balance       Gross Coupon         FICO
-------------------------   ------------   -----------------   ------------    -------------    ------------
Purchase                           1,101        $130,503,186          45.84%           7.788%            644
Cashout Refi                         724         120,720,998          42.40            7.516             623
Rate/term Refi                       212          33,463,798          11.75            7.246             627
-------------------------   ------------   -----------------   ------------    -------------    ------------
Total:                             2,037        $284,687,982         100.00%           7.609%            633
                                                            Weighted Avg.
                                                              Combined
                                Avg.       Weighted Avg.    Original LTV
                             Principal       Combined        with Silent                      Pct. Owner
Purpose                       Balance      Original LTV        Seconds       Pct. Full Doc     Occupied
-------------------------   ------------   -------------    -------------    -------------    ----------
Purchase                        $118,532           83.22%           91.12%           44.36%        82.58%
Cashout Refi                     166,742           81.56            84.71            54.11         96.95
Rate/term Refi                   157,848           81.40            87.06            58.80         95.04
-------------------------   ------------   -------------    -------------    -------------    ----------
Total:                          $139,758           82.30%           87.92%           50.19%        90.14%

                           Distribution by Occupancy


                                                                                                  Weighted
                                                               Pct. Of Pool                         Avg.
                               Number                          By Principal    Weighted Avg.      Current
Occupancy                     of Loans     Principal Balance     Balance       Gross Coupon         FICO
-------------------------   ------------   -----------------   ------------    -------------    ------------
Owner Occupied                     1,850        $256,609,215          90.14%           7.541%            628
Non-owner Occupied                   123          17,551,156           6.17            8.425             689
Second Home                           64          10,527,612           3.70            7.898             678
-------------------------   ------------   -----------------   ------------    -------------    ------------
Total:                             2,037        $284,687,982         100.00%           7.609%            633
                                                            Weighted Avg.
                                             Weighted         Combined
                                Avg.           Avg.         Original LTV
                             Principal       Combined        with Silent                      Pct. Owner
Occupancy                     Balance      Original LTV        Seconds       Pct. Full Doc     Occupied
-------------------------   ------------   -------------    -------------    -------------    ----------
Owner Occupied                  $138,708           81.74%           87.82%           51.15%       100.00%
Non-owner Occupied               142,692           88.29            88.80            37.25          0.00
Second Home                      164,494           85.95            88.86            48.37          0.00
-------------------------   ------------   -------------    -------------    -------------    ----------
Total:                          $139,758           82.30%           87.92%           50.19%        90.14%

                         Distribution by Property Type


                                                                                                  Weighted
                                                               Pct. Of Pool                         Avg.
Property                       Number                          By Principal    Weighted Avg.      Current
Type                          of Loans     Principal Balance     Balance       Gross Coupon         FICO
-------------------------   ------------   -----------------   ------------    -------------    ------------
Single Family                      1,552        $204,177,310          71.72%           7.620%            630
PUD                                  276          45,100,013          15.84            7.524             636
Condo                                109          15,598,247           5.48            7.855             649
2 Family                              73          13,120,819           4.61            7.502             646
3-4 Family                            26           6,669,615           2.34            7.468             652
Condo Hi-rise                          1              21,979           0.01            9.590             567
-------------------------   ------------   -----------------   ------------    -------------    ------------
Total:                             2,037        $284,687,982         100.00%           7.609%            633
                                                            Weighted Avg.
                                                              Combined
                                Avg.       Weighted Avg.    Original LTV
Property                     Principal       Combined        with Silent                      Pct. Owner
Type                          Balance      Original LTV        Seconds       Pct. Full Doc     Occupied
-------------------------   ------------   -------------    -------------    -------------    ----------
Single Family                   $131,558           82.08%           87.96%           52.14%        93.71%
PUD                              163,406           82.52            87.76            54.29         82.41
Condo                            143,103           85.29            90.44            38.12         80.03
2 Family                         179,737           82.08            85.35            31.65         75.69
3-4 Family                       256,524           81.07            86.82            27.44         85.13
Condo Hi-rise                     21,979          100.00           100.00           100.00        100.00
-------------------------   ------------   -------------    -------------    -------------    ----------
Total:                          $139,758           82.30%           87.92%           50.19%        90.14%


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Distribution by State


                                                                                                  Weighted
                                                               Pct. Of Pool                         Avg.
                               Number                          By Principal    Weighted Avg.      Current
State                         of Loans     Principal Balance     Balance       Gross Coupon         FICO
-------------------------   ------------   -----------------   ------------    -------------    ------------
IL                                   185         $32,396,320          11.38%           7.328%            639
CA                                   117          28,981,846          10.18            7.047             622
FL                                   148          26,233,096           9.21            7.610             640
MI                                   206          19,215,635           6.75            8.209             623
GA                                   147          18,952,591           6.66            8.000             633
TX                                   181          16,253,066           5.71            7.955             635
MN                                    84          12,616,992           4.43            7.309             634
OH                                    94          10,023,927           3.52            7.575             634
AZ                                    63           9,927,950           3.49            7.524             626
CO                                    61           9,251,003           3.25            7.294             643
Other                                751         100,835,557          35.42            7.695             634
-------------------------   ------------   -----------------   ------------    -------------    ------------
Total:                             2,037        $284,687,982         100.00%           7.609%            633
                                                            Weighted Avg.
                                                              Combined
                                Avg.       Weighted Avg.    Original LTV
                             Principal       Combined        with Silent                      Pct. Owner
State                         Balance      Original LTV        Seconds       Pct. Full Doc     Occupied
-------------------------   ------------   -------------    -------------    -------------    ----------
IL                              $175,115           82.11%           86.58%           35.52%        89.11%
CA                               247,708           81.14            84.50            54.22         96.73
FL                               177,251           81.69            85.40            45.89         81.17
MI                                93,280           83.49            91.08            55.34         94.84
GA                               128,929           83.16            88.74            61.33         80.68
TX                                89,796           82.79            88.56            42.51         83.65
MN                               150,202           82.06            89.54            46.56         93.88
OH                               106,638           83.75            92.11            68.48         93.33
AZ                               157,587           83.14            87.64            46.51         91.84
CO                               151,656           82.59            89.93            58.45         95.38
Other                            134,268           82.17            88.36            51.27         91.40
-------------------------   ------------   -------------    -------------    -------------    ----------
Total:                          $139,758           82.30%           87.92%           50.19%        90.14%

                              Distribution by Zip


                                                                                                  Weighted
                                                               Pct. Of Pool                         Avg.
                               Number                          By Principal    Weighted Avg.      Current
Zip                           of Loans     Principal Balance     Balance       Gross Coupon         FICO
-------------------------   ------------   -----------------   ------------    -------------    ------------
60639                                 10          $2,794,292           0.98%           7.258%            654
01841                                  6           1,436,840           0.50            7.184             662
94565                                  3           1,119,441           0.39            6.936             643
60630                                  4           1,045,835           0.37            7.731             662
48239                                 10             942,512           0.33            7.775             612
93552                                  4             903,019           0.32            6.754             585
85242                                  4             881,387           0.31            7.645             619
60652                                  5             862,966           0.30            7.331             638
32712                                  3             829,152           0.29            7.898             596
60632                                  4             824,968           0.29            6.706             625
Other                              1,984         273,047,571          95.91            7.622             633
-------------------------   ------------   -----------------   ------------    -------------    ------------
Total:                             2,037        $284,687,982         100.00%           7.609%            633
                                                            Weighted Avg.
                                                              Combined
                                Avg.       Weighted Avg.    Original LTV
                             Principal       Combined        with Silent                      Pct. Owner
Zip                           Balance      Original LTV        Seconds       Pct. Full Doc     Occupied
-------------------------   ------------   -------------    -------------    -------------    ----------
60639                           $279,429           84.16%           87.45%           23.11%        71.83%
01841                            239,473           79.37            88.69            27.28        100.00
94565                            373,147           82.98            90.20            68.50        100.00
60630                            261,459           81.44            87.23             0.00        100.00
48239                             94,251           84.00            91.73           100.00        100.00
93552                            225,755           84.47            90.37            70.35        100.00
85242                            220,347           85.90            85.90            46.19         71.64
60652                            172,593           82.71            85.04            81.02        100.00
32712                            276,384           86.33            86.39            51.91        100.00
60632                            206,242           76.52            81.60            19.93        100.00
Other                            137,625           82.28            87.93            50.47         90.10
-------------------------   ------------   -------------    -------------    -------------    ----------
Total:                          $139,758           82.30%           87.92%           50.19%        90.14%

                  Distribution by Remaining Months to Maturity


                                                                                                  Weighted
                                                               Pct. Of Pool                         Avg.
Amortization                   Number                          By Principal    Weighted Avg.      Current
Type                          of Loans     Principal Balance     Balance       Gross Coupon         FICO
-------------------------   ------------   -----------------   ------------    -------------    ------------
1 - 180                              187          $8,588,907           3.02%           9.592%            645
181 - 240                             57           1,876,920           0.66            9.895             642
241 - 360                          1,792         274,142,316          96.30            7.532             633
421 - 480                              1              79,839           0.03            7.000             589
-------------------------   ------------   -----------------   ------------    -------------    ------------
Total:                             2,037        $284,687,982         100.00%           7.609%            633
                                                            Weighted Avg.
                                                              Combined
                                Avg.       Weighted Avg.    Original LTV
Amortization                 Principal       Combined        with Silent                      Pct. Owner
Type                          Balance      Original LTV        Seconds       Pct. Full Doc     Occupied
-------------------------   ------------   -------------    -------------    -------------    ----------
1 - 180                          $45,930           93.66%           93.83%           61.06%        96.50%
181 - 240                         32,928           98.00            98.00            72.03        100.00
241 - 360                        152,981           81.84            87.66            49.69         89.87
421 - 480                         79,839           79.98           100.00           100.00        100.00
-------------------------   ------------   -------------    -------------    -------------    ----------
Total:                          $139,758           82.30%           87.92%           50.19%        90.14%


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       Distribution by Amortization Type


                                                                                                  Weighted
Interest                                                       Pct. Of Pool                         Avg.
Only                           Number                          By Principal    Weighted Avg.      Current
Term                          of Loans     Principal Balance     Balance       Gross Coupon         FICO
-------------------------   ------------   -----------------   ------------    -------------    ------------
10 yr Fixed                            1             $83,981           0.03%           6.380%            649
15 yr Fixed                           19           1,579,689           0.55            7.727             638
15 yr Fixed IO                         3             224,700           0.08            8.037             647
2 yr ARM                             737         103,731,510          36.44            7.686             617
2 yr ARM IO                          409          73,356,925          25.77            7.429             649
20 yr Fixed                           57           1,876,920           0.66            9.895             642
3 yr ARM                             186          29,440,297          10.34            7.666             632
3 yr ARM IO                          137          23,243,377           8.16            7.452             640
30 yr Fixed                          249          31,301,264          10.99            7.431             639
30 yr Fixed IO                        27           4,801,907           1.69            6.946             653
40 yr Fixed                            1              79,839           0.03            7.000             589
5 yr ARM                              13           1,820,933           0.64            6.679             632
5 yr ARM IO                           18           3,264,702           1.15            7.227             652
6 mo ARM                              14           2,872,017           1.01            6.926             637
Fixed Balloon 30/15                  164           6,700,536           2.35           10.124             647
Fixed Balloon 40/30                    2             309,384           0.11            6.460             581
-------------------------   ------------   -----------------   ------------    -------------    ------------
Total:                             2,037        $284,687,982         100.00%           7.609%            633
                                                            Weighted Avg.
                                             Weighted         Combined
Interest                        Avg.           Avg.         Original LTV
Only                         Principal       Combined        with Silent                      Pct. Owner
Term                          Balance      Original LTV        Seconds       Pct. Full Doc     Occupied
-------------------------   ------------   -------------    -------------    -------------    ----------
10 yr Fixed                      $83,981           37.78%           37.78%          100.00%         0.00%
15 yr Fixed                       83,142           75.42            76.34            37.35         90.50
15 yr Fixed IO                    74,900           75.12            75.12           100.00        100.00
2 yr ARM                         140,748           81.31            86.18            41.94         90.73
2 yr ARM IO                      179,357           83.18            90.34            50.69         86.49
20 yr Fixed                       32,928           98.00            98.00            72.03        100.00
3 yr ARM                         158,281           82.20            87.96            35.62         85.54
3 yr ARM IO                      169,660           83.23            89.15            71.32         90.95
30 yr Fixed                      125,708           79.18            84.36            65.68         96.64
30 yr Fixed IO                   177,848           79.46            88.50            78.16         91.78
40 yr Fixed                       79,839           79.98           100.00           100.00        100.00
5 yr ARM                         140,072           80.90            83.34            77.57        100.00
5 yr ARM IO                      181,372           82.61            91.76            70.00         95.83
6 mo ARM                         205,144           85.00            91.26             4.72         89.01
Fixed Balloon 30/15               40,857           99.28            99.28            64.85         99.00
Fixed Balloon 40/30              154,692           76.37            81.84           100.00        100.00
-------------------------   ------------   -------------    -------------    -------------    ----------
Total:                          $139,758           82.30%           87.92%           50.19%        90.14%

                       Distribution by Interest Only Term


                                                                                                  Weighted
Interest                                                       Pct. Of Pool                         Avg.
Only                         Number of                         By Principal    Weighted Avg.      Current
Term                           Loans       Principal Balance     Balance       Gross Coupon         FICO
-------------------------   ------------   -----------------   ------------    -------------    ------------
  0                                1,443        $179,796,370          63.16%           7.727%            625
 24                                   54           8,669,248           3.05            7.018             635
 36                                   23           4,795,088           1.68            6.750             652
 60                                  515          91,137,775          32.01            7.473             648
120                                    2             289,501           0.10            9.008             615
-------------------------   ------------   -----------------   ------------    -------------    ------------
Total:                             2,037        $284,687,982         100.00%           7.609%            633
                                                            Weighted Avg.
                                                              Combined
Interest                        Avg.       Weighted Avg.    Original LTV
Only                         Principal       Combined        with Silent                      Pct. Owner
Term                          Balance      Original LTV        Seconds       Pct. Full Doc     Occupied
-------------------------   ------------   -------------    -------------    -------------    ----------
  0                             $124,599           81.90%           86.71%           46.09%        91.36%
 24                              160,542           83.65            90.22            64.74         99.09
 36                              208,482           82.53            86.38            52.29        100.00
 60                              176,967           82.89            90.15            56.63         86.33
120                              144,750           99.83            99.83           100.00        100.00
-------------------------   ------------   -------------    -------------    -------------    ----------
Total:                          $139,758           82.30%           87.92%           50.19%        90.14%

                      Distribution by Initial Periodic Cap


                                                                                                  Weighted
Initial                                                        Pct. Of Pool                         Avg.
Periodic                     Number of                         By Principal    Weighted Avg.      Current
Cap                            Loans       Principal Balance     Balance       Gross Coupon         FICO
-------------------------   ------------   -----------------   ------------    -------------    ------------
0.51 - 1.00%                          14          $2,872,017           1.01%           6.926%            637
1.01 - 1.50%                         162          24,819,400           8.72            8.147             621
1.51 - 2.00%                          12           1,912,950           0.67            8.036             655
2.51 - 3.00%                       1,322         207,539,082          72.90            7.491             633
3.01 - 3.50%                           2             158,411           0.06            8.067             647
3.51 - 4.00%                           2             427,900           0.15            7.730             642
N/A                                  523          46,958,221          16.49            7.868             641
-------------------------   ------------   -----------------   ------------    -------------    ------------
Total:                             2,037        $284,687,982         100.00%           7.609%            633
                                                            Weighted Avg.
                                                              Combined
Initial                         Avg.       Weighted Avg.    Original LTV
Periodic                     Principal       Combined        with Silent                      Pct. Owner
Cap                           Balance      Original LTV        Seconds       Pct. Full Doc     Occupied
-------------------------   ------------   -------------    -------------    -------------    ----------
0.51 - 1.00%                    $205,144           85.00%           91.26%            4.72%        89.01%
1.01 - 1.50%                     153,206           82.43            87.54            56.76         93.52
1.51 - 2.00%                     159,413           80.81            99.56            27.01         95.92
2.51 - 3.00%                     156,989           82.19            87.98            46.62         88.28
3.01 - 3.50%                      79,206           91.05            91.05            55.24        100.00
3.51 - 4.00%                     213,950           79.99           100.00             0.00        100.00
N/A                               89,786           82.59            87.07            66.65         96.28
-------------------------   ------------   -------------    -------------    -------------    ----------
Total:                          $139,758           82.30%           87.92%           50.19%        90.14%


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Periodic Cap


                                                                                                  Weighted
                                                               Pct. Of Pool                         Avg.
Periodic                     Number of                         By Principal    Weighted Avg.      Current
Cap                            Loans       Principal Balance     Balance       Gross Coupon         FICO
-------------------------   ------------   -----------------   ------------    -------------    ------------
1.00%                              1,243        $194,762,657          68.41%           7.515%            634
1.50%                                271          42,967,104          15.09            7.754             623
N/A                                  523          46,958,221          16.49            7.868             641
-------------------------   ------------   -----------------   ------------    -------------    ------------
Total:                             2,037        $284,687,982         100.00%           7.609%            633
                                                            Weighted Avg.
                                                              Combined
                                Avg.       Weighted Avg.    Original LTV
Periodic                     Principal       Combined        with Silent                      Pct. Owner
Cap                           Balance      Original LTV        Seconds       Pct. Full Doc     Occupied
-------------------------   ------------   -------------    -------------    -------------    ----------
1.00%                           $156,688           82.33%           88.05%           45.55%        87.59%
1.50%                            158,550           81.87            88.29            53.25         94.95
N/A                               89,786           82.59            87.07            66.65         96.28
-------------------------   ------------   -------------    -------------    -------------    ----------
Total:                          $139,758           82.30%           87.92%           50.19%        90.14%

                      Distribution by Months to Rate Reset


                                                                                                  Weighted
Months To                                                      Pct. Of Pool                         Avg.
Rate                           Number                          By Principal    Weighted Avg.      Current
Reset                         of Loans     Principal Balance     Balance       Gross Coupon         FICO
-------------------------   ------------   -----------------   ------------    -------------    ------------
1 - 12                                14          $2,872,017           1.01%           6.926%            637
13 - 24                            1,146         177,088,435          62.20            7.579             630
25 - 36                              323          52,683,674          18.51            7.571             635
49 & Above                            31           5,085,635           1.79            7.031             645
N/A                                  523          46,958,221          16.49            7.868             641
-------------------------   ------------   -----------------   ------------    -------------    ------------
Total:                             2,037        $284,687,982         100.00%           7.609%            633
                                                            Weighted Avg.
                                             Weighted         Combined
Months To                       Avg.           Avg.         Original LTV
Rate                         Principal       Combined        with Silent                      Pct. Owner
Reset                         Balance      Original LTV        Seconds       Pct. Full Doc     Occupied
-------------------------   ------------   -------------    -------------    -------------    ----------
1 - 12                          $205,144           85.00%           91.26%            4.72%        89.01%
13 - 24                          154,527           82.08            87.90            45.57         88.98
25 - 36                          163,107           82.65            88.48            51.37         87.93
49 & Above                       164,053           82.00            88.75            72.71         97.33
N/A                               89,786           82.59            87.07            66.65         96.28
-------------------------   ------------   -------------    -------------    -------------    ----------
Total:                          $139,758           82.30%           87.92%           50.19%        90.14%

                        Distribution by Life Maximum Rate


                                                                                                  Weighted
                                                               Pct. Of Pool                         Avg.
Life Maximum                   Number                          By Principal    Weighted Avg.      Current
Rate                          of Loans     Principal Balance     Balance       Gross Coupon         FICO
-------------------------   ------------   -----------------   ------------    -------------    ------------
N/A                                  523         $46,958,221          16.49%           7.868%            641
0.00 - 11.99%                         79          15,871,444           5.58            7.200             634
12.00 - 12.49%                        92          18,325,368           6.44            6.184             645
12.50 - 12.99%                       133          22,603,900           7.94            6.431             641
13.00 - 13.49%                       160          28,329,688           9.95            6.894             638
13.50 - 13.99%                       246          39,496,938          13.87            7.459             626
14.00 - 14.49%                       180          28,832,630          10.13            7.568             625
14.50 - 14.99%                       284          43,265,364          15.20            8.052             633
15.00 - 15.49%                       147          18,216,884           6.40            8.499             634
15.50 - 15.99%                        99          12,608,039           4.43            9.052             624
16.00% & Above                        94          10,179,507           3.58            9.661             608
-------------------------   ------------   -----------------   ------------    -------------    ------------
Total:                             2,037        $284,687,982         100.00%           7.609%            633
                                                            Weighted Avg.
                                             Weighted         Combined
                                Avg.           Avg.         Original LTV
Life Maximum                 Principal       Combined        with Silent                      Pct. Owner
Rate                          Balance      Original LTV        Seconds       Pct. Full Doc     Occupied
-------------------------   ------------   -------------    -------------    -------------    ----------
N/A                              $89,786           82.59%           87.07%           66.65%        96.28%
0.00 - 11.99%                    200,904           82.79            86.08            59.46         89.87
12.00 - 12.49%                   199,189           78.24            87.77            78.94         97.33
12.50 - 12.99%                   169,954           78.82            87.10            68.78         92.98
13.00 - 13.49%                   177,061           82.13            89.66            61.78         94.54
13.50 - 13.99%                   160,557           81.61            87.16            44.89         89.65
14.00 - 14.49%                   160,181           81.74            88.56            41.68         90.90
14.50 - 14.99%                   152,343           84.00            88.75            38.05         84.44
15.00 - 15.49%                   123,924           83.98            88.59            26.35         80.02
15.50 - 15.99%                   127,354           85.33            87.75            14.18         80.86
16.00% & Above                   108,293           86.04            88.66            18.06         84.24
-------------------------   ------------   -------------    -------------    -------------    ----------
Total:                          $139,758           82.30%           87.92%           50.19%        90.14%


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Distribution by Margin


                                                                                                  Weighted
                                                               Pct. Of Pool                         Avg.
                             Number of                         By Principal    Weighted Avg.      Current
Margin                         Loans       Principal Balance     Balance       Gross Coupon         FICO
-------------------------   ------------   -----------------   ------------    -------------    ------------
N/A                                  523         $46,958,221          16.49%           7.868%            641
0.00 - 4.99%                         208          37,888,219          13.31            6.459             638
5.00 - 5.49%                         181          32,369,637          11.37            6.709             629
5.50 - 5.99%                         260          40,973,866          14.39            7.328             631
6.00 - 6.49%                         296          48,141,892          16.91            7.681             631
6.50 - 6.99%                         268          39,112,876          13.74            8.033             625
7.00 - 7.49%                         132          17,128,262           6.02            8.575             622
7.50 - 7.99%                          94          12,234,200           4.30            8.862             653
8.00 - 8.49%                          43           5,587,883           1.96            9.453             646
8.50 - 8.99%                          25           3,539,919           1.24            9.888             631
9.00 - 9.49%                           3             297,766           0.10            9.574             638
9.50% & Above                          4             455,241           0.16           10.214             632
-------------------------   ------------   -----------------   ------------    -------------    ------------
Total:                             2,037        $284,687,982         100.00%           7.609%            633
                                                            Weighted Avg.
                                                              Combined
                                Avg.       Weighted Avg.    Original LTV
                             Principal       Combined        with Silent                      Pct. Owner
Margin                        Balance      Original LTV        Seconds       Pct. Full Doc     Occupied
-------------------------   ------------   -------------    -------------    -------------    ----------
N/A                              $89,786           82.59%           87.07%           66.65%        96.28%
0.00 - 4.99%                     182,155           79.90            86.35            61.72         95.85
5.00 - 5.49%                     178,838           79.99            88.05            61.64         93.62
5.50 - 5.99%                     157,592           81.54            88.23            55.44         92.71
6.00 - 6.49%                     162,642           82.13            87.29            47.27         91.36
6.50 - 6.99%                     145,944           82.93            88.07            34.51         90.18
7.00 - 7.49%                     129,760           83.79            89.72            25.79         82.81
7.50 - 7.99%                     130,151           87.96            91.76            24.04         59.53
8.00 - 8.49%                     129,951           89.16            90.71            17.30         57.63
8.50 - 8.99%                     141,597           89.04            89.59            12.43         65.75
9.00 - 9.49%                      99,255           98.45            98.45            72.37         78.17
9.50% & Above                    113,810           93.53            98.71            64.57         64.57
-------------------------   ------------   -------------    -------------    -------------    ----------
Total:                          $139,758           82.30%           87.92%           50.19%        90.14%


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                    The Mortgage Loans - Group II Collateral

Selected Mortgage Loan Data(1)

Scheduled Principal Balance:                                     $686,914,134
Number of Mortgage Loans:                                               4,150
Average Scheduled Principal Balance:                                 $165,521
Weighted Average Gross Coupon:                                         7.672%
Weighted Average Net Coupon: (2)                                       7.162%
Weighted Average Current FICO Score:                                      632
Weighted Average Original LTV Ratio:                                   79.77%
Weighted Average Combined Original LTV Ratio:                          82.41%
Weighted Average Stated Remaining Term (months):                          351
Weighted Average Seasoning(months):                                         3
Weighted Average Months to Roll: (3)                                       23
Weighted Average Gross Margin: (3)                                      6.14%
Weighted Average Initial Rate Cap: (3)                                  2.89%
Weighted Average Periodic Rate Cap: (3)                                 1.07%
Weighted Average Gross Maximum Lifetime Rate: (3)                      13.85%
Weighted Average Percentage of Loans with Silent Seconds:              37.16%
Weighted Average Back-Debt to Income Ratio:                            42.07%
Weighted Average Percentage of Loans with Mortgage Insurance:           0.00%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Cut-off Date unless otherwise noted.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.

(3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage loan pool.

                    Distribution by Current Principal Balance


                                                                                                  Weighted
                                                               Pct. Of Pool                         Avg.
Current Principal              Number                          By Principal    Weighted Avg.      Current
Balance                       of Loans     Principal Balance     Balance       Gross Coupon         FICO
-------------------------   ------------   -----------------   ------------    -------------    ------------
$50,000 & Below                      332         $11,663,454           1.70%          10.232%            626
$50,001 - $75,000                    525          33,223,430           4.84            8.986             618
$75,001 - $100,000                   555          49,028,871           7.14            8.399             619
$100,001 - $125,000                  551          61,836,864           9.00            7.999             622
$125,001 - $150,000                  453          62,346,988           9.08            7.836             628
$150,001 - $200,000                  539          94,189,448          13.71            7.647             629
$200,001 - $250,000                  402          90,186,066          13.13            7.576             631
$250,001 - $300,000                  259          71,338,991          10.39            7.333             636
$300,001 - $350,000                  191          61,437,532           8.94            7.291             636
$350,001 - $400,000                  135          50,068,846           7.29            7.259             640
$400,001 & Above                     208         101,593,642          14.79            7.075             649
-------------------------   ------------   -----------------   ------------    -------------    ------------
Total:                             4,150        $686,914,134         100.00%           7.672%            632
                                                            Weighted Avg.
                                                              Combined
                                Avg.       Weighted Avg.    Original LTV
Current Principal            Principal       Combined        with Silent                      Pct. Owner
Balance                       Balance      Original LTV        Seconds       Pct. Full Doc     Occupied
-------------------------   ------------   -------------    -------------    -------------    ----------
$50,000 & Below                  $35,131           91.64%           92.64%           68.54%        97.41%
$50,001 - $75,000                 63,283           84.87            90.33            70.94         92.57
$75,001 - $100,000                88,340           83.80            91.26            67.36         92.42
$100,001 - $125,000              112,227           83.43            92.57            65.67         94.71
$125,001 - $150,000              137,631           81.93            91.59            57.17         93.76
$150,001 - $200,000              174,749           81.90            90.55            52.81         94.38
$200,001 - $250,000              224,343           81.80            90.78            45.07         97.27
$250,001 - $300,000              275,440           81.94            91.73            33.30         96.85
$300,001 - $350,000              321,662           82.16            92.58            27.25         96.39
$350,001 - $400,000              370,880           81.81            92.31            22.71         95.61
$400,001 & Above                 488,431           81.31            89.57            37.62         99.12
-------------------------   ------------   -------------    -------------    -------------    ----------
Total:                          $165,521           82.41%           91.22%           46.78%        95.78%


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate


                                                                                                  Weighted
                                                               Pct. Of Pool                         Avg.
Current                        Number                          By Principal    Weighted Avg.      Current
Rate                          of Loans     Principal Balance     Balance       Gross Coupon         FICO
-------------------------   ------------   -----------------   ------------    -------------    ------------
4.99% & Below                          2            $588,378           0.09%           4.772%            625
5.00 - 5.49%                           4           1,723,942           0.25            5.360             656
5.50 - 5.99%                          58          18,033,819           2.63            5.835             662
6.00 - 6.49%                         177          47,369,260           6.90            6.263             662
6.50 - 6.99%                         681         150,182,779          21.86            6.765             644
7.00 - 7.49%                         595         113,016,193          16.45            7.251             638
7.50 - 7.99%                         807         146,240,702          21.29            7.737             637
8.00 - 8.49%                         481          76,565,175          11.15            8.236             617
8.50 - 8.99%                         424          54,152,436           7.88            8.720             601
9.00% & Above                        921          79,041,451          11.51            9.943             605
-------------------------   ------------   -----------------   ------------    -------------    ------------
Total:                             4,150        $686,914,134         100.00%           7.672%            632
                                                            Weighted Avg.
                                             Weighted         Combined
                                Avg.           Avg.         Original LTV
Current                      Principal       Combined        with Silent                      Pct. Owner
Rate                          Balance      Original LTV        Seconds       Pct. Full Doc     Occupied
-------------------------   ------------   -------------    -------------    -------------    ----------
4.99% & Below                   $294,189           80.00%           98.63%            0.00%       100.00%
5.00 - 5.49%                     430,985           81.80            90.74            62.88        100.00
5.50 - 5.99%                     310,928           80.43            93.71            56.50         97.26
6.00 - 6.49%                     267,623           79.93            93.06            53.59        100.00
6.50 - 6.99%                     220,533           80.01            90.92            48.95         98.08
7.00 - 7.49%                     189,943           80.77            91.70            43.38         95.57
7.50 - 7.99%                     181,215           81.22            90.46            33.74         94.62
8.00 - 8.49%                     159,179           83.29            91.28            41.96         92.21
8.50 - 8.99%                     127,718           85.74            89.42            58.73         93.29
9.00% & Above                     85,821           90.32            91.95            61.80         96.06
-------------------------   ------------   -------------    -------------    -------------    ----------
Total:                          $165,521           82.41%           91.22%           46.78%        95.78%

                          Distribution by Credit Score


                                                                                                  Weighted
                                                               Pct. Of Pool                         Avg.
Credit                       Number of                         By Principal    Weighted Avg.      Current
Score                          Loans       Principal Balance     Balance       Gross Coupon         FICO
-------------------------   ------------   -----------------   ------------    -------------    ------------
740 & Above                          112         $22,078,402           3.21%           7.221%            765
720 - 739                             80          17,365,328           2.53            7.127             729
700 - 719                            153          29,930,054           4.36            7.229             708
680 - 699                            214          41,021,267           5.97            7.291             688
660 - 679                            356          63,737,282           9.28            7.351             669
640 - 659                            568          99,106,869          14.43            7.461             649
620 - 639                            770         132,099,801          19.23            7.603             629
600 - 619                            745         117,840,928          17.16            7.699             610
580 - 599                            572          80,477,834          11.72            7.872             589
560 - 579                            313          42,080,263           6.13            8.619             569
540 - 559                            157          24,664,779           3.59            8.512             549
520 - 539                             68          10,691,523           1.56            8.795             529
500 - 519                             41           5,516,588           0.80            8.817             511
1 - 499                                1             303,215           0.04            8.630             487
-------------------------   ------------   -----------------   ------------    -------------    ------------
Total:                             4,150        $686,914,134         100.00%           7.672%            632
                                                            Weighted Avg.
                                                              Combined
                                Avg.       Weighted Avg.    Original LTV
Credit                       Principal       Combined        with Silent                      Pct. Owner
Score                         Balance      Original LTV        Seconds       Pct. Full Doc     Occupied
-------------------------   ------------   -------------    -------------    -------------    ----------
740 & Above                     $197,129           84.15%           94.43%           26.97%        83.53%
720 - 739                        217,067           84.37            96.34            22.31         95.27
700 - 719                        195,621           82.91            94.23            21.49         94.62
680 - 699                        191,688           82.82            92.34            18.86         91.70
660 - 679                        179,037           82.03            92.65            36.40         93.65
640 - 659                        174,484           81.94            91.87            32.16         94.27
620 - 639                        171,558           82.27            92.75            37.02         96.33
600 - 619                        158,176           82.73            91.74            54.13         97.34
580 - 599                        140,696           82.53            90.44            76.56         98.85
560 - 579                        134,442           82.81            85.87            83.22         99.15
540 - 559                        157,101           81.62            82.09            79.93         98.20
520 - 539                        157,228           80.65            80.89            81.33         99.33
500 - 519                        134,551           74.74            75.12            76.47        100.00
1 - 499                          303,215           78.08            78.08           100.00        100.00
-------------------------   ------------   -------------    -------------    -------------    ----------
Total:                          $165,521           82.41%           91.22%           46.78%        95.78%

                              Distribution by Lien


                                                                                                  Weighted
                                                               Pct. Of Pool                         Avg.
                               Number                          By Principal    Weighted Avg.      Current
Lien                          of Loans     Principal Balance     Balance       Gross Coupon         FICO
-------------------------   ------------   -----------------   ------------    -------------    ------------
1                                  3,720        $664,212,494          96.70%           7.573%            632
2                                    430          22,701,640           3.30           10.566             653
-------------------------   ------------   -----------------   ------------    -------------    ------------
Total:                             4,150        $686,914,134         100.00%           7.672%            632
                                                            Weighted Avg.
                                                              Combined
                                Avg.       Weighted Avg.    Original LTV
                             Principal       Combined        with Silent                      Pct. Owner
Lien                          Balance      Original LTV        Seconds       Pct. Full Doc     Occupied
-------------------------   ------------   -------------    -------------    -------------    ----------
1                               $178,552           81.82%           90.93%           47.09%        95.65%
2                                 52,795           99.65            99.65            37.55         99.54
-------------------------   ------------   -------------    -------------    -------------    ----------
Total:                          $165,521           82.41%           91.22%           46.78%        95.78%


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     Distribution by Combined Original LTV


                                                                                                  Weighted
                                                               Pct. Of Pool                         Avg.
Combined                     Number of                         By Principal    Weighted Avg.      Current
Original LTV                   Loans       Principal Balance     Balance       Gross Coupon         FICO
-------------------------   ------------   -----------------   ------------    -------------    ------------
60.00% & Below                        84         $10,860,108           1.58%           7.605%            611
60.01 - 70.00%                       107          19,587,943           2.85            7.509             607
70.01 - 80.00%                     2,453         443,108,427          64.51            7.366             637
80.01 - 85.00%                       238          46,779,796           6.81            7.737             608
85.01 - 90.00%                       472          88,604,280          12.90            7.931             622
90.01 - 95.00%                       180          28,193,570           4.10            8.533             620
95.01 - 100.00%                      616          49,780,009           7.25            9.459             649
-------------------------   ------------   -----------------   ------------    -------------    ------------
Total:                             4,150        $686,914,134         100.00%           7.672%            632
                                                            Weighted Avg.
                                                              Combined
                                Avg.       Weighted Avg.    Original LTV
Combined                     Principal       Combined        with Silent                      Pct. Owner
Original LTV                  Balance      Original LTV        Seconds       Pct. Full Doc     Occupied
-------------------------   ------------   -------------    -------------    -------------    ----------
60.00% & Below                  $129,287           48.22%           48.54%           61.79%        96.77%
60.01 - 70.00%                   183,065           66.36            67.37            47.36         95.11
70.01 - 80.00%                   180,639           79.58            93.01            40.02         97.30
80.01 - 85.00%                   196,554           84.26            85.25            55.07         92.34
85.01 - 90.00%                   187,721           89.60            89.96            57.45         92.08
90.01 - 95.00%                   156,631           94.64            94.64            71.10         91.58
95.01 - 100.00%                   80,812           99.89            99.89            62.89         94.50
-------------------------   ------------   -------------    -------------    -------------    ----------
Total:                          $165,521           82.41%           91.22%           46.78%        95.78%

                          Distribution by Original LTV


                                                                                                  Weighted
                                                               Pct. Of Pool                         Avg.
                             Number of                         By Principal    Weighted Avg.      Current
Original LTV                   Loans       Principal Balance     Balance       Gross Coupon         FICO
-------------------------   ------------   -----------------   ------------    -------------    ------------
60.00% & Below                       513         $33,538,766           4.88%           9.607%            640
60.01 - 70.00%                       107          19,587,943           2.85            7.509             607
70.01 - 80.00%                     2,452         443,076,040          64.50            7.366             637
80.01 - 85.00%                       238          46,779,796           6.81            7.737             608
85.01 - 90.00%                       467          88,375,031          12.87            7.925             622
90.01 - 95.00%                       169          27,779,145           4.04            8.501             620
95.01 - 100.00%                      204          27,777,413           4.04            8.582             646
-------------------------   ------------   -----------------   ------------    -------------    ------------
Total:                             4,150        $686,914,134         100.00%           7.672%            632
                                                            Weighted Avg.
                                                              Combined
                                Avg.       Weighted Avg.    Original LTV
                             Principal       Combined        with Silent                      Pct. Owner
Original LTV                  Balance      Original LTV        Seconds       Pct. Full Doc     Occupied
-------------------------   ------------   -------------    -------------    -------------    ----------
60.00% & Below                   $65,378           83.04%           83.14%           45.43%        98.64%
60.01 - 70.00%                   183,065           66.36            67.37            47.36         95.11
70.01 - 80.00%                   180,700           79.58            93.01            40.02         97.30
80.01 - 85.00%                   196,554           84.26            85.25            55.07         92.34
85.01 - 90.00%                   189,240           89.60            89.96            57.51         92.06
90.01 - 95.00%                   164,374           94.63            94.64            71.57         91.52
95.01 - 100.00%                  136,164           99.87            99.87            82.87         90.46
-------------------------   ------------   -------------    -------------    -------------    ----------
Total:                          $165,521           82.41%           91.22%           46.78%        95.78%

                            Distribution by Doc Type


                                                                                                  Weighted
                                                               Pct. Of Pool                         Avg.
Doc                          Number of                         By Principal    Weighted Avg.      Current
Type                           Loans       Principal Balance     Balance       Gross Coupon         FICO
-------------------------   ------------   -----------------   ------------    -------------    ------------
Full Doc                           2,305        $321,324,016          46.78%           7.726%            613
Limited                               77          16,466,230           2.40            7.494             633
Stated                             1,742         344,665,851          50.18            7.625             649
No Doc                                26           4,458,037           0.65            8.045             682
-------------------------   ------------   -----------------   ------------    -------------    ------------
Total:                             4,150        $686,914,134         100.00%           7.672%            632
                                                             Weighted Avg.
                                                               Combined
                                 Avg.       Weighted Avg.    Original LTV
Doc                           Principal       Combined        with Silent                      Pct. Owner
Type                           Balance      Original LTV        Seconds       Pct. Full Doc     Occupied
-------------------------   -------------   -------------    -------------    -------------    ----------
Full Doc                         $139,403           83.35%           90.29%          100.00%        95.43%
Limited                           213,847           82.78            91.92             0.00         85.78
Stated                            197,856           81.52            92.13             0.00         96.60
No Doc                            171,463           81.38            85.13             0.00         94.87
-------------------------   -------------   -------------    -------------    -------------    ----------
Total:                           $165,521           82.41%           91.22%           46.78%        95.78%


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution by Purpose


                                                                                                  Weighted
                                                               Pct. Of Pool                         Avg.
                             Number of                         By Principal    Weighted Avg.      Current
Purpose                        Loans       Principal Balance     Balance       Gross Coupon         FICO
-------------------------   ------------   -----------------   ------------    -------------    ------------
Purchase                           2,874        $460,707,693          67.07%           7.676%            640
Cashout Refi                       1,030         184,790,729          26.90            7.677             616
Rate/term Refi                       246          41,415,711           6.03            7.600             622
-------------------------   ------------   -----------------   ------------    -------------    ------------
Total:                             4,150        $686,914,134         100.00%           7.672%            632
                                                            Weighted Avg.
                                                              Combined
                                Avg.       Weighted Avg.    Original LTV
                             Principal       Combined        with Silent                      Pct. Owner
Purpose                       Balance      Original LTV        Seconds       Pct. Full Doc     Occupied
-------------------------   ------------   -------------    -------------    -------------    ----------
Purchase                        $160,302           82.90%           94.33%           39.87%        95.93%
Cashout Refi                     179,408           81.33            84.11            60.66         95.13
Rate/term Refi                   168,357           81.69            88.28            61.62         97.08
-------------------------   ------------   -------------    -------------    -------------    ----------
Total:                          $165,521           82.41%           91.22%           46.78%        95.78%

                           Distribution by Occupancy


                                                                                                  Weighted
                                                               Pct. Of Pool                         Avg.
                               Number                          By Principal    Weighted Avg.      Current
Occupancy                     of Loans     Principal Balance     Balance       Gross Coupon         FICO
-------------------------   ------------   -----------------   ------------    -------------    ------------
Owner Occupied                     3,939        $657,943,077          95.78%           7.659%            631
Non-owner Occupied                   147          19,299,465           2.81            8.082             668
Second Home                           64           9,671,591           1.41            7.729             660
-------------------------   ------------   -----------------   ------------    -------------    ------------
Total:                             4,150        $686,914,134         100.00%           7.672%            632
                                                            Weighted Avg.
                                             Weighted         Combined
                                Avg.           Avg.         Original LTV
                             Principal       Combined        with Silent                      Pct. Owner
Occupancy                     Balance      Original LTV        Seconds       Pct. Full Doc     Occupied
-------------------------   ------------   -------------    -------------    -------------    ----------
Owner Occupied                  $167,033           82.30%           91.36%           46.60%       100.00%
Non-owner Occupied               131,289           84.04            84.87            44.51          0.00
Second Home                      151,119           86.44            94.57            63.09          0.00
-------------------------   ------------   -------------    -------------    -------------    ----------
Total:                          $165,521           82.41%           91.22%           46.78%        95.78%

                         Distribution by Property Type


                                                                                                  Weighted
                                                               Pct. Of Pool                         Avg.
Property                       Number                          By Principal    Weighted Avg.      Current
Type                          of Loans     Principal Balance     Balance       Gross Coupon         FICO
-------------------------   ------------   -----------------   ------------    -------------    ------------
Single Family                      3,123        $495,228,489          72.09%           7.690%            628
PUD                                  610         110,242,596          16.05            7.612             632
2 Family                             152          35,212,567           5.13            7.553             663
Condo                                205          32,659,787           4.75            7.664             646
3-4 Family                            50          12,535,073           1.82            7.742             679
Townhouse                              6             549,138           0.08            9.031             606
Condo Hi-rise                          4             486,485           0.07            8.154             624
-------------------------   ------------   -----------------   ------------    -------------    ------------
Total:                             4,150        $686,914,134         100.00%           7.672%            632
                                                            Weighted Avg.
                                                              Combined
                                Avg.       Weighted Avg.    Original LTV
Property                     Principal       Combined        with Silent                      Pct. Owner
Type                          Balance      Original LTV        Seconds       Pct. Full Doc     Occupied
-------------------------   ------------   -------------    -------------    -------------    ----------
Single Family                   $158,575           82.65%           91.16%           50.15%        96.63%
PUD                              180,726           81.16            90.85            43.94         94.82
2 Family                         231,662           82.32            91.51            21.32         92.68
Condo                            159,316           83.45            92.48            41.14         91.90
3-4 Family                       250,701           81.32            92.97            26.40         89.16
Townhouse                         91,523           79.25            79.25             9.79        100.00
Condo Hi-rise                    121,621           83.01           100.00            50.73        100.00
-------------------------   ------------   -------------    -------------    -------------    ----------
Total:                          $165,521           82.41%           91.22%           46.78%        95.78%


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Distribution by State


                                                                                                  Weighted
                                                               Pct. Of Pool                         Avg.
                               Number                          By Principal    Weighted Avg.      Current
State                         of Loans     Principal Balance     Balance       Gross Coupon         FICO
-------------------------   ------------   -----------------   ------------    -------------    ------------
CA                                   522        $147,185,600          21.43%           7.098%            644
IL                                   306          63,464,565           9.24            7.490             638
TX                                   544          58,009,289           8.44            7.944             624
FL                                   269          48,334,620           7.04            7.659             639
GA                                   271          37,803,400           5.50            7.762             632
MI                                   188          22,018,356           3.21            8.444             618
AZ                                   128          21,894,523           3.19            7.661             631
TN                                   179          19,448,052           2.83            8.229             619
OH                                   168          18,797,359           2.74            7.903             621
NJ                                    74          18,610,720           2.71            8.235             623
Other                              1,501         231,347,652          33.68            7.822             628
-------------------------   ------------   -----------------   ------------    -------------    ------------
Total:                             4,150        $686,914,134         100.00%           7.672%            632
                                                            Weighted Avg.
                                                              Combined
                                Avg.       Weighted Avg.    Original LTV
                             Principal       Combined        with Silent                      Pct. Owner
State                         Balance      Original LTV        Seconds       Pct. Full Doc     Occupied
-------------------------   ------------   -------------    -------------    -------------    ----------
CA                              $281,965           81.49%           91.59%           29.68%        98.45%
IL                               207,401           82.34            92.03            33.89         95.15
TX                               106,635           82.58            92.05            54.79         96.82
FL                               179,683           81.35            88.66            35.67         88.27
GA                               139,496           82.50            92.93            54.92         91.54
MI                               117,119           84.62            92.16            65.99         92.92
AZ                               171,051           82.23            88.44            53.04         97.07
TN                               108,648           83.85            91.65            62.55         93.38
OH                               111,889           84.37            92.32            65.42         96.21
NJ                               251,496           82.77            86.75            45.29         98.66
Other                            154,129           82.66            91.21            55.03         96.35
-------------------------   ------------   -------------    -------------    -------------    ----------
Total:                          $165,521           82.41%           91.22%           46.78%        95.78%

                              Distribution by Zip


                                                                                                  Weighted
                                                               Pct. Of Pool                         Avg.
                               Number                          By Principal    Weighted Avg.      Current
Zip                           of Loans     Principal Balance     Balance       Gross Coupon         FICO
-------------------------   ------------   -----------------   ------------    -------------    ------------
60639                                 10          $2,452,069           0.36%           7.363%            640
60651                                 11           2,404,795           0.35            7.337             683
92879                                  6           2,085,178           0.30            6.710             670
95961                                 10           2,060,556           0.30            6.381             675
95757                                  6           2,016,362           0.29            6.762             678
85242                                 13           1,931,618           0.28            8.047             627
93635                                  6           1,672,808           0.24            7.429             647
92553                                  7           1,586,663           0.23            7.090             631
93905                                  5           1,569,701           0.23            7.090             696
78045                                 13           1,460,435           0.21            7.355             644
Other                              4,063         667,673,950          97.20            7.687             631
-------------------------   ------------   -----------------   ------------    -------------    ------------
Total:                             4,150        $686,914,134         100.00%           7.672%            632
                                                            Weighted Avg.
                                                              Combined
                                Avg.       Weighted Avg.    Original LTV
                             Principal       Combined        with Silent                      Pct. Owner
Zip                           Balance      Original LTV        Seconds       Pct. Full Doc     Occupied
-------------------------   ------------   -------------    -------------    -------------    ----------
60639                           $245,207           79.89%           94.99%           45.21%       100.00%
60651                            218,618           84.09            89.88            25.00        100.00
92879                            347,530           85.06            92.64             0.00        100.00
95961                            206,056           82.34            95.00            45.70        100.00
95757                            336,060           81.37            94.79            60.28        100.00
85242                            148,586           83.44            94.76            56.02        100.00
93635                            278,801           82.34            94.02             0.00        100.00
92553                            226,666           86.31            96.42            39.60        100.00
93905                            313,940           83.19            99.90             0.00        100.00
78045                            112,341           80.26            92.30            54.66        100.00
Other                            164,330           82.39            91.13            47.17         95.66
-------------------------   ------------   -------------    -------------    -------------    ----------
Total:                          $165,521           82.41%           91.22%           46.78%        95.78%

                  Distribution by Remaining Months to Maturity


                                                                                                  Weighted
Remaining                                                      Pct. Of Pool                         Avg.
Months To                      Number                          By Principal    Weighted Avg.      Current
Maturity                      of Loans     Principal Balance     Balance       Gross Coupon         FICO
-------------------------   ------------   -----------------   ------------    -------------    ------------
1 - 180                              411         $23,455,209           3.41%          10.322%            650
181 - 240                             18           1,132,730           0.16            9.318             636
241 - 360                          3,716         661,437,254          96.29            7.575             632
421 - 480                              5             888,941           0.13            7.351             610
-------------------------   ------------   -----------------   ------------    -------------    ------------
Total:                             4,150        $686,914,134         100.00%           7.672%            632
                                                            Weighted Avg.
                                                              Combined
Remaining                       Avg.       Weighted Avg.    Original LTV
Months To                    Principal       Combined        with Silent                      Pct. Owner
Maturity                      Balance      Original LTV        Seconds       Pct. Full Doc     Occupied
-------------------------   ------------   -------------    -------------    -------------    ----------
1 - 180                          $57,069           96.98%           97.49%           39.23%        98.55%
181 - 240                         62,929           95.13            95.13            89.75        100.00
241 - 360                        177,997           81.86            90.99            46.90         95.67
421 - 480                        177,788           89.34            93.94           100.00        100.00
-------------------------   ------------   -------------    -------------    -------------    ----------
Total:                          $165,521           82.41%           91.22%           46.78%        95.78%


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       Distribution by Amortization Type


                                                                                                  Weighted
                                                               Pct. Of Pool                         Avg.
Amortization                   Number                          By Principal    Weighted Avg.      Current
Type                          of Loans     Principal Balance     Balance       Gross Coupon         FICO
-------------------------   ------------   -----------------   ------------    -------------    ------------
1 mo ARM                               1            $112,507           0.02%           6.750%            601
1 mo ARM IO                            1             109,550           0.02            8.050             595
10 yr Fixed                            2             164,916           0.02            8.997             599
15 yr Fixed                           49           3,023,609           0.44            9.096             632
2 yr ARM                           1,759         270,454,276          39.37            7.889             613
2 yr ARM IO                          846         216,399,360          31.50            7.180             651
20 yr Fixed                           18           1,132,730           0.16            9.318             636
25 yr Fixed                            1              44,912           0.01           10.900             591
3 yr ARM                             249          43,419,978           6.32            7.837             622
3 yr ARM IO                          153          35,748,076           5.20            7.058             652
30 yr Fixed                          604          73,978,754          10.77            7.808             634
30 yr Fixed IO                        32           6,223,592           0.91            7.177             660
40 yr Fixed                            4             599,164           0.09            7.526             614
5 yr ARM                              18           3,550,636           0.52            7.373             660
5 yr ARM IO                           21           4,917,916           0.72            7.044             675
6 mo ARM                              18           4,311,372           0.63            6.663             612
Fixed Balloon 25/15                    1              94,141           0.01            7.950             625
Fixed Balloon 30/15                  359          20,172,542           2.94           10.527             653
Fixed Balloon 40/30                   14           2,456,102           0.36            7.550             625
-------------------------   ------------   -----------------   ------------    -------------    ------------
Total:                             4,150        $686,914,134         100.00%           7.672%            632
                                                            Weighted Avg.
                                             Weighted         Combined
                                Avg.           Avg.         Original LTV
Amortization                 Principal       Combined        with Silent                      Pct. Owner
Type                          Balance      Original LTV        Seconds       Pct. Full Doc     Occupied
-------------------------   ------------   -------------    -------------    -------------    ----------
1 mo ARM                        $112,507           80.00%          100.00%          100.00%       100.00%
1 mo ARM IO                      109,550           80.00           100.00           100.00        100.00
10 yr Fixed                       82,458           76.83            76.83           100.00        100.00
15 yr Fixed                       61,706           83.14            84.14            65.83         90.57
2 yr ARM                         153,755           82.82            89.54            52.20         94.22
2 yr ARM IO                      255,791           81.06            94.22            33.40         97.51
20 yr Fixed                       62,929           95.13            95.13            89.75        100.00
25 yr Fixed                       44,912           90.00            90.00           100.00        100.00
3 yr ARM                         174,377           82.90            90.20            49.44         95.58
3 yr ARM IO                      233,648           81.45            93.37            50.88         98.41
30 yr Fixed                      122,481           80.62            86.15            65.28         94.41
30 yr Fixed IO                   194,487           79.18            89.53            59.35         97.44
40 yr Fixed                      149,791           90.04            96.88           100.00        100.00
5 yr ARM                         197,258           82.30            88.70            31.14         85.95
5 yr ARM IO                      234,186           80.63            90.32            40.38        100.00
6 mo ARM                         239,521           81.19            97.81             4.30        100.00
Fixed Balloon 25/15               94,141           80.00           100.00             0.00        100.00
Fixed Balloon 30/15               56,191           99.30            99.64            34.93         99.73
Fixed Balloon 40/30              175,436           81.56            84.31            75.67         86.90
-------------------------   ------------   -------------    -------------    -------------    ----------
Total:                          $165,521           82.41%           91.22%           46.78%        95.78%

                       Distribution by Interest Only Term


                                                                                                  Weighted
Interest                                                       Pct. Of Pool                         Avg.
Only                         Number of                         By Principal    Weighted Avg.      Current
Term                           Loans       Principal Balance     Balance       Gross Coupon         FICO
-------------------------   ------------   -----------------   ------------    -------------    ------------
  0                                3,097        $423,515,640          61.65%           7.989%            620
 24                                  163          40,281,322           5.86            7.023             644
 36                                   61          15,139,888           2.20            6.922             652
 60                                  807         202,259,325          29.44            7.211             653
120                                   22           5,717,960           0.83            6.986             659
-------------------------   ------------   -----------------   ------------    -------------    ------------
Total:                             4,150        $686,914,134         100.00%           7.672%            632
                                                            Weighted Avg.
                                                              Combined
Interest                        Avg.       Weighted Avg.    Original LTV
Only                         Principal       Combined        with Silent                      Pct. Owner
Term                          Balance      Original LTV        Seconds       Pct. Full Doc     Occupied
-------------------------   ------------   -------------    -------------    -------------    ----------
  0                             $136,750           83.24%           89.53%           53.14%        94.60%
 24                              247,125           81.76            95.41            35.92         99.58
 36                              248,195           82.89            95.12            47.82        100.00
 60                              250,631           80.74            93.49            35.84         97.24
120                              259,907           82.46            95.91            35.80         93.50
-------------------------   ------------   -------------    -------------    -------------    ----------
Total:                          $165,521           82.41%           91.22%           46.78%        95.78%


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Initial Periodic Cap


                                                                                                  Weighted
Initial                                                        Pct. Of Pool                         Avg.
Periodic                     Number of                         By Principal    Weighted Avg.      Current
Cap                            Loans       Principal Balance     Balance       Gross Coupon         FICO
-------------------------   ------------   -----------------   ------------    -------------    ------------
0.51 - 1.00%                          18          $4,311,372           0.63%           6.663%            612
1.01 - 1.50%                         158          29,524,799           4.30            7.784             617
1.51 - 2.00%                          43           8,447,594           1.23            7.597             635
2.01 - 2.50%                           1             136,644           0.02            6.750             614
2.51 - 3.00%                       2,840         535,493,775          77.96            7.542             632
3.01 - 3.50%                           6           1,109,487           0.16            7.980             660
N/A                                1,084         107,890,463          15.71            8.328             639
-------------------------   ------------   -----------------   ------------    -------------    ------------
Total:                             4,150        $686,914,134         100.00%           7.672%            632
                                                            Weighted Avg.
                                                              Combined
Initial                         Avg.       Weighted Avg.    Original LTV
Periodic                     Principal       Combined        with Silent                      Pct. Owner
Cap                           Balance      Original LTV        Seconds       Pct. Full Doc     Occupied
-------------------------   ------------   -------------    -------------    -------------    ----------
0.51 - 1.00%                    $239,521           81.19%           97.81%            4.30%       100.00%
1.01 - 1.50%                     186,866           81.46            85.94            73.40         93.63
1.51 - 2.00%                     196,456           83.89            94.18            44.22         91.31
2.01 - 2.50%                     136,644           68.50            68.50           100.00        100.00
2.51 - 3.00%                     188,554           82.06            91.89            43.07         96.05
3.01 - 3.50%                     184,914           81.14            86.05            20.73         76.52
N/A                               99,530           84.33            88.92            59.97         95.41
-------------------------   ------------   -------------    -------------    -------------    ----------
Total:                          $165,521           82.41%           91.22%           46.78%        95.78%

                          Distribution by Periodic Cap


                                                                                                  Weighted
                                                               Pct. Of Pool                         Avg.
Periodic                     Number of                         By Principal    Weighted Avg.      Current
Cap                            Loans       Principal Balance     Balance       Gross Coupon         FICO
-------------------------   ------------   -----------------   ------------    -------------    ------------
1.00%                              2,606        $495,479,568          72.13%           7.566%            631
1.50%                                459          83,068,153          12.09            7.449             631
2.00%                                  1             475,950           0.07            7.500             782
N/A                                1,084         107,890,463          15.71            8.328             639
-------------------------   ------------   -----------------   ------------    -------------    ------------
Total:                             4,150        $686,914,134         100.00%           7.672%            632
                                                            Weighted Avg.
                                                              Combined
                                Avg.       Weighted Avg.    Original LTV
Periodic                     Principal       Combined        with Silent                      Pct. Owner
Cap                           Balance      Original LTV        Seconds       Pct. Full Doc     Occupied
-------------------------   ------------   -------------    -------------    -------------    ----------
1.00%                           $190,130           82.13%           91.77%           42.31%        95.70%
1.50%                            180,976           81.58            90.89            56.56         96.77
2.00%                            475,950           79.99           100.00             0.00        100.00
N/A                               99,530           84.33            88.92            59.97         95.41
-------------------------   ------------   -------------    -------------    -------------    ----------
Total:                          $165,521           82.41%           91.22%           46.78%        95.78%

                      Distribution by Months to Rate Reset


                                                                                                  Weighted
Months To                                                      Pct. Of Pool                         Avg.
Rate                           Number                          By Principal    Weighted Avg.      Current
Reset                         of Loans     Principal Balance     Balance       Gross Coupon         FICO
-------------------------   ------------   -----------------   ------------    -------------    ------------
1 - 12                                21          $4,592,841           0.67%           6.711%            611
13 - 24                            2,604         486,794,223          70.87            7.574             630
25 - 36                              402          79,168,054          11.53            7.485             636
49 & Above                            39           8,468,553           1.23            7.182             669
N/A                                1,084         107,890,463          15.71            8.328             639
-------------------------   ------------   -----------------   ------------    -------------    ------------
Total:                             4,150        $686,914,134         100.00%           7.672%            632
                                                            Weighted Avg.
                                             Weighted         Combined
Months To                       Avg.           Avg.         Original LTV
Rate                         Principal       Combined        with Silent                      Pct. Owner
Reset                         Balance      Original LTV        Seconds       Pct. Full Doc     Occupied
-------------------------   ------------   -------------    -------------    -------------    ----------
1 - 12                          $218,707           81.11%           97.69%           10.16%       100.00%
13 - 24                          186,941           82.04            91.63            43.84         95.68
25 - 36                          196,935           82.25            91.63            50.09         96.86
49 & Above                       217,142           81.33            89.64            36.51         94.11
N/A                               99,530           84.33            88.92            59.97         95.41
-------------------------   ------------   -------------    -------------    -------------    ----------
Total:                          $165,521           82.41%           91.22%           46.78%        95.78%


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       Distribution by Life Maximum Rate


                                                                                                  Weighted
                                                               Pct. Of Pool                         Avg.
Life Maximum                   Number                          By Principal    Weighted Avg.      Current
Rate                          of Loans     Principal Balance     Balance       Gross Coupon         FICO
-------------------------   ------------   -----------------   ------------    -------------    ------------
N/A                                1,084        $107,890,463          15.71%           8.328%            639
0.00 - 11.99%                        101          25,218,957           3.67            6.730             634
12.00 - 12.49%                        75          22,183,344           3.23            6.261             665
12.50 - 12.99%                       361          85,304,088          12.42            6.663             643
13.00 - 13.49%                       370          77,693,877          11.31            6.988             642
13.50 - 13.99%                       644         131,654,865          19.17            7.381             641
14.00 - 14.49%                       459          84,050,661          12.24            7.753             629
14.50 - 14.99%                       364          63,716,116           9.28            8.150             619
15.00 - 15.49%                       256          37,688,340           5.49            8.614             608
15.50 - 15.99%                       232          29,719,774           4.33            9.065             596
16.00% & Above                       204          21,793,650           3.17            9.845             576
-------------------------   ------------   -----------------   ------------    -------------    ------------
Total:                             4,150        $686,914,134         100.00%           7.672%            632
                                                            Weighted Avg.
                                             Weighted         Combined
                                Avg.           Avg.         Original LTV
Life Maximum                 Principal       Combined        with Silent                      Pct. Owner
Rate                          Balance      Original LTV        Seconds       Pct. Full Doc     Occupied
-------------------------   ------------   -------------    -------------    -------------    ----------
N/A                              $99,530           84.33%           88.92%           59.97%        95.41%
0.00 - 11.99%                    249,693           80.71            86.30            64.33         92.60
12.00 - 12.49%                   295,778           79.43            93.62            51.43        100.00
12.50 - 12.99%                   236,299           80.64            91.82            50.83         97.93
13.00 - 13.49%                   209,983           80.70            92.29            48.40         95.48
13.50 - 13.99%                   204,433           80.97            92.27            32.87         95.60
14.00 - 14.49%                   183,117           81.94            92.34            32.25         94.71
14.50 - 14.99%                   175,044           83.93            91.36            38.65         97.10
15.00 - 15.49%                   147,220           86.76            92.50            50.32         95.60
15.50 - 15.99%                   128,102           86.93            89.89            57.19         92.82
16.00% & Above                   106,832           83.18            88.14            78.27         95.50
-------------------------   ------------   -------------    -------------    -------------    ----------
Total:                          $165,521           82.41%           91.22%           46.78%        95.78%

                             Distribution by Margin


                                                                                                  Weighted
                                                               Pct. Of Pool                         Avg.
                             Number of                         By Principal    Weighted Avg.      Current
Margin                         Loans       Principal Balance     Balance       Gross Coupon         FICO
-------------------------   ------------   -----------------   ------------    -------------    ------------
N/A                                1,084        $107,890,463          15.71%           8.328%            639
0.00 - 4.99%                         316          81,707,974          11.89            6.545             650
5.00 - 5.49%                         284          64,864,348           9.44            6.858             647
5.50 - 5.99%                         550         117,648,693          17.13            7.114             638
6.00 - 6.49%                         502          94,852,938          13.81            7.526             628
6.50 - 6.99%                         550         100,856,084          14.68            7.905             629
7.00 - 7.49%                         351          53,260,918           7.75            8.356             624
7.50 - 7.99%                         270          36,788,005           5.36            8.771             600
8.00 - 8.49%                         142          16,470,732           2.40            9.199             588
8.50 - 8.99%                          77           9,321,259           1.36            9.817             588
9.00 - 9.49%                          22           3,146,422           0.46            9.974             581
9.50% & Above                          2             106,297           0.02           11.498             569
-------------------------   ------------   -----------------   ------------    -------------    ------------
Total:                             4,150        $686,914,134         100.00%           7.672%            632
                                                            Weighted Avg.
                                                              Combined
                                Avg.       Weighted Avg.    Original LTV
                             Principal       Combined        with Silent                      Pct. Owner
Margin                        Balance      Original LTV        Seconds       Pct. Full Doc     Occupied
-------------------------   ------------   -------------    -------------    -------------    ----------
N/A                              $99,530           84.33%           88.92%           59.97%        95.41%
0.00 - 4.99%                     258,570           80.78            92.87            43.24         98.07
5.00 - 5.49%                     228,396           80.84            94.07            35.24         99.31
5.50 - 5.99%                     213,907           81.20            92.40            43.32         97.11
6.00 - 6.49%                     188,950           81.47            90.40            51.74         95.40
6.50 - 6.99%                     183,375           82.21            90.92            36.36         93.38
7.00 - 7.49%                     151,741           83.90            91.80            41.29         91.64
7.50 - 7.99%                     136,252           83.88            88.48            49.86         96.60
8.00 - 8.49%                     115,991           87.21            89.67            75.54         91.42
8.50 - 8.99%                     121,055           87.67            90.09            66.71         95.22
9.00 - 9.49%                     143,019           87.31            91.40            83.24        100.00
9.50% & Above                     53,148           80.00           100.00           100.00        100.00
-------------------------   ------------   -------------    -------------    -------------    ----------
Total:                          $165,521           82.41%           91.22%           46.78%        95.78%


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.